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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Trammell Crow Company
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.01, per share, of Trammell Crow Company (the "Company Common Stock")
(2)	Aggregate number of securities to which transaction applies:
36,350,819 shares of Company Common Stock;
194,392 options to purchase shares of Company Common Stock issued under the Company's 1997 Option Plan with exercise prices less than $49.51;
3,251,492 options to purchase shares of Company Common Stock issued under the Company's Long-Term Incentive Plan with exercise prices less than $49.51;
7,500 options to purchase shares of Company Common Stock with exercise prices less than $49.51; and
Performance units issued under the Company's Long-Term Incentive Plan representing up to 34,424 shares of Company Common Stock.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined based upon the sum of (A) 36,350,819 shares of Company Common Stock, multiplied by $49.51 per share, (B) options to purchase 194,392 shares of Company Common Stock issued under the Company's 1997 Option Plan with exercise prices less than $49.51, multiplied by $45.66, which is the difference between $49.51 and the weighted average exercise price of $3.85 per share, (C) options to purchase 3,251,492 shares of Company Common Stock issued under the Company's Long-Term Incentive Plan with exercise prices less than $49.51, multiplied by $35.11, which is the difference between $49.51 and the weighted average exercise price of $14.40 per share, (D) options to purchase 7,500 shares of Company Common Stock with exercise prices less than $49.51, multiplied by $36.51, which is the difference between $49.51 and the weighted average exercise price of $13.00 per share; and (E) 34,424 shares of Company Common Stock underlying performance units issued under the Company's Long-Term Incentive Plan, multiplied by $49.51 per share. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying $0.000107 by the sum of the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction: $1,924,743,029
	(5)	Total fee paid: $205,948
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TRAMMELL CROW COMPANY
2001 Ross Avenue, Suite 3400
Dallas, Texas 75201

[            ], 2006

Dear Stockholder:

        The board of directors of Trammell Crow Company (the "Company") has approved a merger providing for the acquisition by merger of the Company by CB Richard Ellis Group, Inc. ("CBRE"). Pursuant to a merger agreement, A-2 Acquisition Corp., a wholly-owned subsidiary of CBRE, will be merged with and into the Company, with the Company continuing as a wholly-owned subsidiary of CBRE. If the merger is completed, you will receive $49.51 in cash, without interest, for each share of the Company's common stock you own.

        You will be asked, at a special meeting of the Company's stockholders, to approve and adopt the merger agreement. The board of directors has approved and adopted the merger agreement and determined the merger and the merger agreement to be advisable and in the best interests of the Company and the Company's stockholders. The board of directors recommends that the Company's stockholders vote "FOR" the approval and adoption of the merger agreement.

        The special meeting of stockholders of the Company will be held on [            ], 2006, at [                        ], [                        ].

        The proxy statement attached to this letter provides you with information about the proposed merger and the special meeting of the Company's stockholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the Securities and Exchange Commission.

        Your vote is important regardless of the number of shares of the Company's common stock you own. Because the approval and adoption of the merger agreement requires the affirmative vote of the holders of a majority of the company's outstanding shares of common stock entitled to vote thereon as of the record date for the special meeting, a failure to vote will have the same effect as a vote "AGAINST" the merger. Accordingly, you are requested to submit your proxy by promptly completing, signing and dating the enclosed proxy card and returning it in the envelope provided or to submit your proxy by telephone or the internet prior to the special meeting, whether or not you plan to attend the special meeting.

        Submitting your proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting and vote your shares in person.

        If you have any questions regarding the proposed merger, please call Georgeson Inc., our proxy solicitation agent, at (866) 425-7049 if you are an individual stockholder or (212) 440-9800 if you are a bank or broker. You may also contact Barbara Bower in our Investor Relations department at (214) 863-3020.

        Thank you for your cooperation and continued support.

Very truly yours,
Robert E. Sulentic Chairman of the Board, Chief Executive Officer and President

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

THIS PROXY STATEMENT IS DATED [            ], 2006
AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT [            ], 2006.

TRAMMELL CROW COMPANY
2001 Ross Avenue, Suite 3400
Dallas, Texas 75201

[            ], 2006

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD            , 2006

Dear Stockholder:

        A special meeting of stockholders of Trammell Crow Company, a Delaware corporation ("Trammell Crow Company" or the "Company"), will be held on [            ] , 2006, at [            ], [                        ] for the following purposes:

          1.     To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 30, 2006 (as it may be amended from time to time, the "merger agreement"), by and among the Company, CB Richard Ellis Group, Inc., a Delaware corporation ("CBRE"), and A-2 Acquisition Corp., a Delaware corporation indirectly wholly-owned by CBRE ("Merger Sub"), pursuant to which, upon the merger becoming effective, each outstanding share of common stock, par value $0.01 per share, of the Company (the "common stock") (other than shares held in the treasury of the Company or owned by CBRE, Merger Sub or any direct or indirect wholly-owned subsidiary of CBRE or the Company and other than shares held by stockholders who have properly demanded statutory appraisal rights, if any) will be converted into the right to receive $49.51 in cash, without interest;

          2.     To approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies to establish a quorum or if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement; and

          3.     To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

        Only stockholders of record on [            ], 2006 are entitled to notice of and to vote at the special meeting and at any adjournment or postponement of the special meeting. All stockholders of record are cordially invited to attend the special meeting in person.

        The approval and adoption of the merger agreement requires the approval of the holders of a majority of the outstanding shares of common stock entitled to vote thereon as of the record date for the special meeting. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy in the envelope provided, or submit your proxy by telephone or the Internet prior to the special meeting, and thus ensure that your shares will be represented at the special meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the approval and adoption of the merger agreement and in favor of the proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies. If you fail to return your proxy card or fail to submit your proxy by telephone or the Internet and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote against the approval and adoption of the merger agreement. If you are a stockholder of record and you attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

        Stockholders who do not vote in favor of the merger agreement will have the right to seek appraisal of the fair value of their common stock if they deliver a demand for appraisal before a vote is taken on the merger agreement and comply with all requirements of Delaware law, which are summarized in the accompanying proxy statement.

        The Trammell Crow Company board of directors recommends that stockholders vote FOR the approval and adoption of the merger agreement at the special meeting, FOR the proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies and FOR the authorization of the proxies to vote on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

J. Christopher Kirk
Secretary
[            ], 2006

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
SUMMARY
The Parties to the Merger
When the Merger Will be Completed
Effects of the Merger
Board Recommendation
Opinion of Lazard Frères& Co, LLC
Financing
Treatment of Stock Options
Treatment of Restricted Stock
Treatment of Stock-Based Performance Unit Awards
Interests of the Company's Directors and Executive Officers in the Merger
Material United States Federal Income Tax Consequences
Regulatory Approvals
Procedure for Receiving Merger Consideration
No Solicitation of Transactions
Conditions to Closing
Termination of the Merger Agreement
Termination Fees and Expenses
Market Price of Trammell Crow Company Common Stock
Appraisal Rights
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
THE PARTIES TO THE MERGER
Trammell Crow Company
CB Richard Ellis Group, Inc.
A-2 Acquisition Corp.
THE SPECIAL MEETING
Time, Place and Purpose of the Special Meeting
Record Date and Quorum
Required Vote
Appraisal Rights
Proxies; Revocation
Submitting Proxies Via the Internet or by Telephone
Adjournments and Postponements
Solicitation of Proxies
THE MERGER
Background of the Merger
Reasons for the Merger
Recommendation of the Company's Board of Directors
Certain Financial Projections
Opinion of Lazard Frères & Co. LLC
Effects on the Company if the Merger is Not Completed
Financing
Interests of the Company's Directors and Executive Officers in the Merger

i

Material United States Federal Income Tax Consequences
Regulatory Approvals
Delisting and Deregistration of Common Stock
DISSENTERS' RIGHTS OF APPRAISAL
THE MERGER AGREEMENT
Effective Time
Structure
Treatment of Stock and Other Securities
Appraisal Rights
Exchange and Payment Procedures
Representations and Warranties
Conduct of Our Business Pending the Merger
No Solicitation of Transactions
Access to Information and Efforts to Close
Stockholder Meeting
Employee Matters
Financing
CBRE Services Debt Consent Solicitation and Tender Offer or Redemption
Governmental Approvals
Conditions to the Merger
Termination
Fees and Expenses
Amendment and Waiver
Specific Performance
STOCK VOTING AGREEMENTS
MARKET PRICE OF THE COMPANY'S COMMON STOCK
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
SUBMISSION OF STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND ADDITIONAL INFORMATION
ANNEX A Agreement and Plan of Merger
ANNEX B Opinion of Lazard Frères & Co. LLC
ANNEX C Section 262 of the Delaware General Corporation Law

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers address briefly some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a stockholder of Trammell Crow Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement. In this proxy statement, the terms "Trammell Crow Company," "Company," "we," "our," "ours," and "us" refer to Trammell Crow Company and its subsidiaries.

Q:    What is the proposed transaction?

A:
The proposed transaction is the acquisition of the Company by CB Richard Ellis Group, Inc. ("CBRE") pursuant to an Agreement and Plan of Merger, dated as of October 30, 2006 (the "merger agreement"), by and among the Company, CBRE and A-2 Acquisition Corp., a wholly-owned subsidiary of CBRE ("Merger Sub"). Once the merger agreement has been approved and adopted by the Company's stockholders and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into Trammell Crow Company (the "merger"). Trammell Crow Company will be the surviving corporation in the merger (the "surviving corporation") and will become a wholly-owned subsidiary of CBRE.

Q:    What will I receive in the merger?

A:
Upon completion of the merger, you will receive $49.51 in cash, without interest and less any required tax withholding, for each share of our common stock that you own. For example, if you own 100 shares of our common stock, you will receive $4,951.00 in cash in exchange for your shares of common stock, less any required tax withholding. You will not own shares in the surviving corporation.

Q:    When and where is the special meeting?

A:
The special meeting will take place at [                                                 ], on [            ], at [            ].

Q:    What am I being asked to vote on at the special meeting?

A:
You are being asked to consider and vote on a proposal to approve and adopt the merger agreement that provides for the acquisition of the Company by CBRE and to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies to establish a quorum, or if there are insufficient votes at the time of the meeting, to approve and adopt the merger agreement.

Q:    Who is eligible to vote?

A:
All stockholders of record on the close of business on [            ], 2006 will be eligible to vote.

Q:    What vote of our stockholders is required to approve and adopt the merger agreement?

A:
For us to complete the merger, stockholders holding at least a majority of our common stock outstanding at the close of business on the record date must vote "FOR" the approval and adoption of the merger agreement. Accordingly, a failure to vote, an abstention or a broker non-vote will each have the same effect as a vote against approval and adoption of the merger agreement.

  Certain of our executive officers have entered into stock voting agreements, pursuant to which they have agreed to vote the shares that they beneficially own in favor of the approval and adoption of the merger agreement and against any competing transaction proposed to the Company's stockholders, unless the merger agreement is terminated in accordance with its terms.

  As of October 25, 2006, an aggregate of 2,146,987 shares (excluding options), representing approximately 5.9% of our outstanding common stock, were subject to these stock voting agreements. Please read "Stock Voting Agreements" for more information on the stock voting agreements.

Q:    Am I entitled to appraisal or dissenters' rights?

A:
Yes, as a holder of our common stock, you are entitled to appraisal rights under the Delaware General Corporation Law in connection with the merger if you meet certain conditions, which are described in the section of this proxy statement entitled "Dissenters' Rights of Appraisal."

Q:    How does the Company's board of directors recommend that I vote?

A:
Our board of directors recommends that our stockholders vote "FOR" the approval and adoption of the merger agreement and "FOR" the approval or adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies to establish a quorum or if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement. You should read "The Merger—Reasons for the Merger" for a discussion of the factors that our board of directors considered in deciding to recommend the approval and adoption of the merger agreement.

Q:    What do I need to do now?

A:
We urge you to read this proxy statement carefully, including its annexes, and to consider how the merger affects you. If you are a stockholder of record, then you can ensure that your shares are voted at the special meeting by submitting your proxy via:

•
telephone, using the toll-free number listed on each proxy card (if you are a registered stockholder, meaning that you hold your stock in your name) or vote instruction card (if your shares are held in "street name," meaning that your shares are held in the name of a broker, bank or other nominee and your bank, broker or nominee makes telephone voting available);

•
the Internet, at the address provided on each proxy card (if you are a registered stockholder) or vote instruction card (if your shares are held in "street name" and your bank, broker or nominee makes Internet voting available); or

•
mail, by completing, signing, dating and mailing each proxy card or vote instruction card and returning it in the envelope provided.

Q:    If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Yes, but only if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting against the merger.

Q:    Can I change my vote?

A:
Yes, you can change your vote at any time before your proxy is voted at the special meeting. If you are a registered stockholder, you may revoke your proxy (a) by filing with or transmitting to the Company's Secretary at the Company's principal executive offices an instrument or transmission of revocation or (b) by submitting a new proxy by telephone, the Internet or mail, in each case, dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the special meeting and voting in person (you must vote in person; simply attending the special meeting will not cause your proxy to be revoked).

  Please note that if you hold your shares in "street name" and you have instructed a broker to vote your shares, the above-described options for changing your vote do not apply, and instead you must follow the instructions received from your broker to change your vote.

Q:    What does it mean if I get more than one proxy card or vote instruction card?

A:
If your shares are registered differently or are in more than one account, you will receive more than one card. Please complete and return all of the proxy cards or vote instruction cards you receive (or submit your proxy by telephone or the Internet, if available to you) to ensure that all of your shares are voted.

Q:    What is a quorum for the special meeting?

A:
A quorum is present if the holders of a majority of the outstanding shares of our common stock entitled to vote are present at the meeting, either in person or represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining whether a quorum is present. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instructions are given.

Q:    How are votes counted?

A:
For the proposal relating to the approval and adoption of the merger agreement, you may vote FOR, AGAINST or ABSTAIN. Abstentions and broker non-votes will count for the purpose of determining whether a quorum is present, but, because stockholders holding at least a majority of Company common stock outstanding on the record date must vote FOR the approval and adoption of the merger agreement, an abstention or broker non-vote will have the same effect as if you vote AGAINST the approval and adoption of the merger agreement.

  For the proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies, you may vote FOR, AGAINST or ABSTAIN. Because only a majority of the votes actually cast is required to approve the proposal to adjourn or postpone the meeting, if necessary or appropriate, abstentions and broker non-votes will have no effect on such proposal.

Q.    Who will bear the cost of this solicitation?

A:
We will pay the cost of this solicitation, which will be made primarily by mail. Proxies also may be solicited in person, or by telephone, facsimile or similar means, by our directors, officers or employees without additional compensation. In addition, Georgeson Inc. will provide proxy solicitation services to us for a fee of approximately $10,000, plus out-of-pocket expenses. We will, on request, reimburse stockholders who are brokers, banks or other nominees for their reasonable expenses in sending proxy materials to the beneficial owners of the shares they hold of record.

Q:    When do you expect the merger to be completed?

A.
We are working toward completing the merger as quickly as possible, and we anticipate that it will be completed during the fourth quarter of 2006 or the first quarter of 2007. In order to complete the merger, we must obtain stockholder approval and each of the other closing conditions under the merger agreement must be satisfied or waived (as permitted by law). Please read "The Merger Agreement—Conditions to the Merger" and "The Merger Agreement—Effective Time" for more information.

Q:    Should I send in my stock certificates now?

A:
No. Shortly after the merger is completed, you will receive a letter of transmittal with instructions informing you how to send in your stock certificates and any other required documentation to the exchange agent in order to receive the merger consideration. You should use the letter of transmittal to exchange stock certificates for the merger consideration to which you are entitled as a result of the merger.

  PLEASE DO NOT SEND ANY STOCK CERTIFICATES WITH YOUR PROXY.

Q:    Will the merger be taxable to me?

A:
Generally, yes. The exchange of shares of our common stock for the cash merger consideration will be a taxable transaction to our stockholders for United States federal income tax purposes. Please read "The Merger Agreement—Material United States Federal Income Tax Consequences" for more information.

Q:    Who can help answer my other questions?

A:
If you have more questions about the merger, or if you need assistance in submitting your proxy or voting your shares or need additional copies of the proxy statement or the enclosed proxy card, you should contact Georgeson Inc., our proxy solicitation agent, at (866) 425-7049 if you are an individual stockholder or (212) 440-9800 if you are a bank or broker. You may also call Barbara Bower in our Investor Relations department at (214) 863-3020. If your broker holds your shares, you should also call your broker for additional information.

SUMMARY

        The following summary highlights selected information from this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties to the Merger (Page [    ])

Trammell Crow Company
2001 Ross Avenue, Suite 3400
Dallas, Texas 75201
(214) 863-3000

        Trammell Crow Company, a Delaware corporation founded in 1948 by Mr. Trammell Crow, is one of the largest diversified commercial real estate service companies in the world with global headquarters in Dallas, Texas. Trammell Crow Company delivers brokerage, project management and building management services through its Global Services group and undertakes development and investment activities through its Development and Investment group. For additional information, you may also visit Trammell Crow Company's website at www.trammellcrow.com.

CB Richard Ellis Group, Inc.
100 North Sepulveda Boulevard
Suite 1050
El Segundo, California 90245
(310) 606-4700

        CBRE is a Delaware corporation and the world's largest commercial real estate services firm with leading full-service operations in major metropolitan areas throughout the world and global headquarters in El Segundo, California. CBRE offers a full range of services to occupiers, owners, lenders and investors in office, retail, industrial, multi-family and other commercial real estate assets. For additional information, you may also visit CBRE's website at www.cbre.com.

A-2 Acquisition Corp.
100 North Sepulveda Boulevard
Suite 1050
El Segundo, California 90245
(310) 606-4700

        Merger Sub is a Delaware corporation and a wholly-owned subsidiary of CBRE. Merger Sub was formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the merger agreement.

The Special Meeting

  Time, Place and Date (Page [    ])

        The special meeting will be held on [                        ], 2006 starting at [            ], Central Time, at [                        ].

  Purpose (Page [    ])

        You will be asked to consider and vote on the approval and adoption of the merger agreement. The merger agreement provides that Merger Sub will be merged with and into the Company, and each outstanding share of the Company's common stock (other than shares held in the treasury of the Company or owned by CBRE, Merger Sub or any direct or indirect wholly-owned subsidiary of CBRE or the Company and other than shares held by stockholders who have properly demanded statutory appraisal rights, if any) will be converted into the right to receive $49.51 in cash, without interest.

        The special meeting may be adjourned or postponed for the purpose of soliciting additional proxies if necessary to establish a quorum or if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement.

        The persons named in the accompanying proxy card will also have discretionary authority to vote on other business, if any, that properly comes before the special meeting and any adjournments or postponements of the special meeting.

  Record Date and Quorum (Page [    ])

        You are entitled to vote at the special meeting if you owned shares of the Company's common stock at the close of business on [                        ], 2006, the record date for the special meeting. You will have one vote for each share of the Company's common stock that you owned on the record date. As of the record date, there were [            ] shares of the Company's common stock entitled to be voted.

        A quorum of the holders of the outstanding shares of the Company's common stock must be present for the special meeting to be held. A quorum is present if the holders of a majority of the outstanding shares of the Company's common stock entitled to vote are present at the meeting, either in person or represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining whether a quorum is present. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instructions are given.

  Required Vote and Certain Stock Voting Agreements (Page [    ] and Page [    ])

        For us to complete the merger, stockholders holding at least a majority of our common stock outstanding at the close of business on the record date must vote "FOR" the approval and adoption of the merger agreement. All of our stockholders are entitled to one vote per share. A failure to vote your shares of the Company's common stock, an abstention or a broker non-vote will have the same effect as a vote against the merger.

        Each of the following individuals has entered into a stock voting agreement, pursuant to which they have agreed to vote the shares that they beneficially own in favor of the approval and adoption of the merger agreement and against any competing transaction proposed to the Company's stockholders, unless the merger agreement is terminated in accordance with its terms:

Name:	Title:
William F. Concannon	Vice Chairman and Director
James R. Groch	Chief Investment Officer and President, Funds and Investment Management
Matthew S. Khourie	President, Development and Investment—Central Operations
Michael J. Lafitte	President, Global Services
Derek R. McClain	Chief Financial Officer
Diane S. Paddison	Chief Operating Officer, Global Services
T. Christopher Roth	President, Development and Investment—Eastern Operations
John A. Stirek	President, Development and Investment—Western Operations
Robert E. Sulentic	Chairman of the Board of Directors, Chief Executive Officer and President

        As of October 25, 2006, an aggregate of 2,146,987 shares (excluding options), representing approximately 5.9% of our outstanding common stock, would have been subject to these stock voting agreements. The stock voting agreements will terminate upon the earlier of (i) the termination of the merger agreement or (ii) the effective time of the merger.

  Share Ownership of Directors and Executive Officers (Page [    ])

        As of October 25, 2006, the directors and current executive officers of Trammell Crow Company beneficially owned in the aggregate 2,829,477 shares (excluding options), representing approximately 7.8% of the shares of the Company's common stock entitled to vote at the special meeting.

  Voting and Proxies (Page [    ])

        Any Trammell Crow Company stockholder of record entitled to vote may submit a proxy by telephone or the Internet or by returning the enclosed proxy card by mail, or may vote in person by appearing at the special meeting. If your shares are held in "street name" by your broker, you should instruct your broker on how to vote your shares using the instructions provided by your broker. If you do not provide your broker with instructions, your shares will not be voted and that will have the same effect as a vote against the merger.

  Revocability of Proxy (Page [    ])

        Any Trammell Crow Company stockholder of record who executes and returns a proxy card (or submits a proxy via telephone or the Internet) may revoke the proxy at any time before it is voted in any one of the following ways:

  •
  filing with or transmitting to the Company's Secretary at the principal executive offices of the Company, at or before the special meeting, an instrument or transmission of revocation that is dated a later date than the proxy;

  •
  sending a later-dated proxy relating to the same shares to the Company's Secretary, at or before the special meeting;

  •
  submitting a later-dated proxy by the Internet or by telephone, at or before the special meeting; or

  •
  attending the special meeting and voting in person by ballot.

        Simply attending the special meeting will not constitute revocation of a proxy. If you have instructed your broker to vote your shares, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change these instructions.

When the Merger Will be Completed (Page [    ])

        We are working to complete the merger as soon as possible. We anticipate completing the merger during the fourth quarter of 2006 or the first quarter of 2007, subject to the approval and adoption of the merger agreement by the Company's stockholders and the satisfaction or waiver of each of the other closing conditions under the merger agreement.

Effects of the Merger (Page [    ])

        If the merger agreement is approved and adopted by the Company's stockholders and the other conditions to closing are satisfied, Merger Sub will be merged with and into the Company, with the Company being the surviving corporation. Upon completion of the merger, the Company's outstanding common stock (other than shares owned by the Company, CBRE or any of its subsidiaries and shares held by a stockholder properly exercising statutory dissenters rights) will be converted into the right to receive $49.51 per share, without interest and less any required tax withholding. Following the completion of the merger, we will no longer be a public company and you will cease to have any ownership interest in the Company and will not participate in any future earnings and growth of the Company.

Board Recommendation (Page [    ])

        After careful consideration, our board of directors has:

  •
  determined that the merger, the merger agreement and the transactions contemplated thereby are advisable and in the best interests of the Company and its stockholders;

  •
  approved the merger, the merger agreement and the transactions contemplated thereby; and

  •
  recommended that Trammell Crow Company's stockholders vote "FOR" the approval and adoption of the merger agreement.

        In reaching its decision, our board of directors continuously consulted with our management team and advisors in considering the proposed merger agreement. In considering the recommendation of the Company's board of directors with respect to the merger, you should be aware that some of the Company's directors and executive officers who participated in meetings of our board of directors have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. Please read "The Merger—Interests of the Company's Directors and Executive Officers in the Merger." For the factors considered by our board of directors in reaching its decision to approve and adopt the merger agreement, please read "The Merger—Reasons for the Merger."

Opinion of Lazard Frères & Co, LLC (Page [    ] and Annex B)

        In connection with the merger, our board of directors received the opinion of our financial advisor, Lazard Frères & Co. LLC ("Lazard"). On October 30, 2006, Lazard delivered its written opinion to our board of directors, to the effect that, as of such date and based upon and subject to the assumptions, factors and qualifications set forth in the opinion, the $49.51 per share cash merger consideration to be received by the holders of our common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders (other than the Company, CBRE or any subsidiary of CBRE and any shareholder who is entitled to demand and properly demands appraisal rights). The full text of Lazard's written opinion is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. We encourage you to read the Lazard opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Lazard in connection with the opinion. Lazard's written opinion is addressed to our board of directors and was one of many factors considered by our board of directors in deciding to approve the merger. Lazard's written opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or whether our stockholders should take any other action relating to the merger.

Financing (Page [    ])

        The Company and CBRE estimate that the total amount of funds necessary to complete the merger and related transactions (including payment of the aggregate merger consideration, the repayment or refinancing of some of the Company's currently outstanding debt and all related fees and expenses) will be approximately $[                        ].

        CB Richard Ellis Services, Inc., a wholly-owned subsidiary of CBRE ("CBRE Services"), has received a commitment from Credit Suisse Securities (USA) LLC and Credit Suisse Cayman Islands Branch with respect to up to a $2,800,000,000 senior secured loan facility, consisting of (a) two term loan facilities in an aggregate principal amount of up to $2,200,000,000 and (b) a $600,000,000 revolving loan facility (which will be utilized to replace the existing senior secured revolving credit facility of CBRE Services if the existing facility is not amended to permit the merger and the financing thereof). The facilities contemplated by the debt financing commitment are conditioned on the merger being completed, as well as other conditions being satisfied, as described in further detail under "The Merger—Financing—Debt Financing."

Treatment of Stock Options (Page [    ])

        The merger agreement provides that, at the effective time of the merger, each outstanding Company stock option issued pursuant to the Company's stock option and incentive plans will automatically be converted into the right to receive, upon the vesting and exercise of such option in accordance with its terms, an amount in cash, less applicable tax withholding and without interest, equal to the product of:

  •
  the number of shares of Company common stock subject to each option as of the effective time of the merger, multiplied by

  •
  the excess, if any, of $49.51 over the exercise price per share of common stock subject to such option.

Treatment of Restricted Stock (Page [    ])

        The merger agreement provides that, at the effective time of the merger, each outstanding share of our restricted stock will be converted into the right to receive $49.51 in cash, without interest and less applicable tax withholding, payable as soon as administratively feasible following the vesting or the lapse of restrictions on such restricted stock. Any payments will remain subject to the same terms and conditions (including vesting) as currently in effect with respect to such restricted stock. Any shares of restricted stock that vest at the effective time of the merger will be treated as shares of our outstanding common stock and will be converted into the right to receive the merger consideration at the effective time of the merger, less any applicable tax withholding.

Treatment of Stock-Based Performance Unit Awards (Page [    ])

        At the effective time, each of our outstanding stock-based performance unit awards will be converted into the right to receive $49.51 in cash, without interest and less applicable tax withholding. The cash payment applicable to each former performance unit award will be paid by the surviving corporation at such time and in accordance with the provisions set forth in the applicable award agreement between us and the holder of such performance unit award.

Interests of the Company's Directors and Executive Officers in the Merger (Page [    ])

        Our directors and executive officers may have interests in the merger that are different from, or in addition to, yours, including the following:

  •
  our directors and executive officers will be entitled to receive (a) upon the exercise of a vested stock option (our directors and executive officers hold no unvested options), cash payments for each share of common stock subject to such option equal to the excess, if any, of $49.51 per share over the exercise price per share of such option, without interest and less applicable tax withholding, and (b) (i) on account of all vested restricted stock, cash payments of $49.51 at the effective time of the merger for each share of restricted stock and (ii) on account of all unvested restricted stock, at such time as the restrictions on the restricted stock would otherwise have lapsed with respect to unvested restricted stock, cash payments of $49.51 per share for each share of their restricted stock, without interest and less applicable tax withholding. Most of the restricted stock held by our executive officers will become vested in connection with the merger;

  •
  our directors will have their stock-based performance unit awards converted into the right to receive cash payments in the amount of $49.51, without interest and less applicable tax withholding, for each outstanding performance unit award held by them at the effective time of the merger and in accordance with the provisions set forth in the applicable award agreement.

  •
  some specified restricted stock awards and cash performance unit awards of our executive officers have been amended to provide that the performance requirements set forth therein will be deemed to be satisfied at the effective time of the merger;

  •
  in connection with the merger, we adopted the 2006 annual bonus plan in which our executive officers may participate; the 2006 annual bonus plan is merely intended to provide that the annual cash incentive plan for certain senior executive employees of the Company is administered with respect to the 2006 performance year in the same manner as with respect to the 2005 performance year;

  •
  each of our current executive officers has an employment agreement that provides severance payments and benefits in the case of his or her termination of employment under specified circumstances, other than Mr. Belcher, who has a change of control agreement providing for severance payments and benefits after a change of control together with his termination under specified circumstances, in each case, subject to noncompetition provisions;

  •
  the merger agreement provides for indemnification arrangements for each of our current and former directors and officers that will continue for six years following the effective time of the merger, as well as insurance coverage covering his or her service to the Company as a director or officer;

  •
  each of Messrs. Sulentic, Groch, Roth, Stirek, Khourie, Concannon, and Mr. Lafitte and Ms. Paddison has entered into an agreement with CBRE pursuant to which CBRE agreed to assume his or her employment agreement with the Company at the effective time of the merger and to make specified amendments to his or her employment agreement; and

  •
  if selected by CBRE and agreed to by such director, up to two members of our current board of directors and our chief executive officer may serve on the board of directors of CBRE after the merger.

Material United States Federal Income Tax Consequences (Page [    ])

        If you are a U.S. holder of our common stock, the merger will be a taxable transaction to you. For U.S. federal income tax purposes, your receipt of cash in exchange for your shares of the Company's common stock generally will cause you to recognize a gain or loss measured by the difference, if any, between the cash you receive in the merger and your adjusted tax basis in your shares. If you are a non-U.S. holder of our common stock, the merger generally will not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States. You should consult your own tax advisor for a full understanding of how the merger will affect your taxes.

Regulatory Approvals (Page [    ])

        Except for (i) the required pre-merger notification filing with the Antitrust Division of the Department of Justice and the Federal Trade Commission and the expiration of the prescribed statutory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules promulgated thereunder by the Federal Trade Commission (the "HSR Act"), and (ii) the filing of articles of merger in Delaware at or before the effective date of the merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for completion of the merger.

Procedure for Receiving Merger Consideration (Page [    ])

        As soon as practicable after the effective time of the merger, the exchange agent will mail a letter of transmittal and instructions to you and the other stockholders of the Company. The letter of transmittal and instructions will tell you how to surrender your stock certificates or book-entry shares and any other required materials in exchange for the merger consideration. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the exchange agent without a duly completed and executed letter of transmittal.

No Solicitation of Transactions (Page [    ])

        The merger agreement restricts our ability to solicit or engage in discussions or negotiations with third parties regarding specified transactions involving the Company. Notwithstanding these restrictions, under certain limited circumstances if the failure of our board to do so would be inconsistent with its fiduciary duties, our board of directors may respond to an unsolicited proposal for an alternative transaction, change its recommendation of the merger and terminate the merger agreement and enter into an agreement with respect to a superior proposal after paying the termination fee specified in the merger agreement.

Conditions to Closing (Page [    ])

        Before we can complete the merger, a number of conditions must be satisfied. These include:

  •
  the receipt of Company stockholder approval;

  •
  the expiration of the waiting period applicable to the merger under the HSR Act;

  •
  the absence of governmental orders, judgments or decrees that have the effect of making the merger illegal or that otherwise prohibit the closing;

  •
  the performance by each of the parties of its covenants and agreements under the merger agreement in all material respects;

  •
  no occurrence of a material adverse effect with respect to the Company after the date of the merger agreement;

  •
  the accuracy of the Company's representations and warranties in the merger agreement, except for most of the Company's representations and warranties to the extent the failure of such representations and warranties to be true and correct would not constitute a material adverse effect with respect to the Company; and

  •
  the accuracy of CBRE's and Merger Sub's representations and warranties in the merger agreement, except to the extent the failure of such representations and warranties to be true and correct would not reasonably be expected to cause a material adverse effect with respect to the ability of CBRE or Merger Sub to complete the merger and the related transactions.

Termination of the Merger Agreement (Page [    ])

        The Company, CBRE and Merger Sub may agree in writing to terminate the merger agreement at any time without completing the merger, even after the stockholders of the Company have approved and adopted the merger agreement. The merger agreement may also be terminated at any time prior to the effective time of the merger in certain other circumstances, including:

  •
  by either CBRE or the Company if:

  •
  the effective time of the merger has not occurred on or before May 7, 2007, which may be extended to August 6, 2007 if the closing has not occurred due to the failure to receive required antitrust approvals (the "end date"), provided, that such termination right will not be available to a party whose breach or non-performance (other than the failure by CBRE to receive the proceeds the debt financing) has caused the merger not to occur by such time;

  •
  a final, non-appealable governmental order prohibits the merger or the merger is not approved by certain antitrust regulators, provided, that such termination right will not be available to a party whose material breach has been the principal cause of such action; or

  •
  our stockholders do not approve and adopt the merger agreement at the special meeting or any postponement or adjournment thereof;

  •
  by CBRE if:

  •
  the Company materially breaches its representations, warranties, covenants or agreements in the merger agreement such that the closing conditions to the merger would not be satisfied, subject to the Company's limited right to cure such breaches; provided, that such termination right will not be available to CBRE if CBRE is in material breach of the merger agreement;

  •
  our board of directors amends, withdraws, modifies, changes, conditions or qualifies its recommendation of the merger in a manner adverse to CBRE or Merger Sub or the Company fails to include such recommendation in this proxy statement;

  •
  our board of directors recommends or approves another acquisition proposal;

  •
  our board of directors approves or recommends that our stockholders tender shares of our common stock pursuant to another acquisition proposal (or our board of directors fails to recommend that our stockholders not tender shares of our common stock pursuant to another acquisition proposal);

  •
  our board of directors approves a resolution, publicly proposes or agrees to do any of the matters set forth in the second, third or fourth bullet points above; or

  •
  after the third business day following CBRE's receipt of notice of a superior proposal subject to specified exceptions;

  •
  by the Company:

  •
  if CBRE materially breaches its representations, warranties, covenants or agreements in the merger agreement such that CBRE's closing conditions to the merger would not be satisfied, subject to CBRE's limited right to cure such breaches; provided, that such termination right will not be available to the Company if it is in material breach of the merger agreement;

  •
  in order to accept a superior proposal, but only if:

  •
  we have previously provided CBRE a three business day period to make a proposal in response to the superior proposal;

  •
  we have complied with our non-solicitation obligations in the merger agreement;

  •
  our board concludes in good faith that the superior proposal continues to be a superior proposal; and

  •
  we pay the termination fee described below; or

  •
  if the merger has not been completed when required by the merger agreement due to CBRE's or Merger Sub's failure to complete the merger in breach of the merger agreement, and at the time of such termination, both the mutual closing conditions under the merger agreement and the closing conditions of CBRE and Merger Sub under the merger agreement have been satisfied.

Termination Fees and Expenses (Page [    ])

  Payable by the Company

        The Company has agreed to pay CBRE a termination fee of $40,000,000 in cash if CBRE terminates the merger agreement because:

  •
  our board of directors amends, withdraws, modifies, changes, conditions or qualifies its recommendation of the merger in a manner adverse to CBRE or Merger Sub or the Company fails to include such recommendation in this proxy statement;

  •
  our board of directors recommends or approves another acquisition proposal;

  •
  our board of directors approves or recommends that our stockholders tender shares of our common stock pursuant to another acquisition proposal (or our board of directors fails to recommend that our stockholders not tender shares of our common stock pursuant to another acquisition proposal);

  •
  our board of directors approves a resolution, publicly proposes or agrees to do any of the matters set forth in the previous three bullet points; or

  •
  after the third business day after CBRE's receipt of a notice of a superior proposal, subject to specified exceptions.

        The Company has also agreed to pay CBRE a termination fee of $40,000,000 in cash if the Company terminates the merger agreement in order to accept a superior proposal.

        In addition, the Company has agreed to pay CBRE a termination fee of $40,000,000 in cash if:

  •
  the merger agreement is terminated by (a) either CBRE or the Company (i) because the Company's stockholders did not approve and adopt the merger agreement or (ii) because the effective time of the merger has not occurred by the end date (and such failure was not principally caused by the failure to obtain antitrust or government approval, or the failure of

    CBRE or Merger Sub to receive adequate debt financing proceeds to complete the merger) or (b) by CBRE because of a breach of or failure by the Company to perform in any material respect its representations, warranties, covenants or agreements in the merger agreement such that the closing conditions to CBRE's and Merger Sub's obligation to complete the merger would not be satisfied;

  •
  prior to the termination of the merger agreement another acquisition proposal is publicly announced or is completed; and

  •
  a definitive agreement pertaining to another acquisition proposal is executed or a transaction contemplated by another acquisition proposal is completed within 12 months following such termination.

  Payable by CBRE

        CBRE has agreed to pay the Company a termination fee of $100,000,000 in cash if the merger agreement is terminated by either CBRE or the Company because of the failure of the applicable antitrust regulators to approve the merger or the closing has not occurred by end date and certain other conditions have been fulfilled.

        CBRE has agreed to pay the Company an amount equal to $200,000,000 in cash if the merger agreement is terminated:

  •
  by the Company because the closing has not occurred by the end date and CBRE's or Merger Sub's breach of the merger agreement was the principal cause of, or resulted in the failure of the merger to occur by the end date;

  •
  by the Company or CBRE because the closing has not occurred by the end date and CBRE has failed to close the merger due by reason of a failure to receive the proceeds from the debt financing;

  •
  by the Company because a final non-appealable order prohibits the merger or the merger is not approved by antitrust regulators and CBRE's or Merger Sub's breach of the merger agreement was the principal cause of such action;

  •
  by the Company because CBRE or Merger Sub materially breaches its representations, warranties, covenants or agreements in the merger agreement such that the closing conditions to the Company's obligation to complete the merger would not be satisfied;

  •
  by the Company because the merger has not been completed when required by the merger agreement due to CBRE's or Merger Sub's failure to complete the merger in breach of the merger agreement and, at the time of such termination, all mutual closing conditions under the merger agreement and closing conditions of CBRE and Merger Sub under the merger agreement have been satisfied (other than the delivery by us of the requisite officer's certificate); or

  •
  CBRE or Merger Sub wrongfully terminates the merger agreement.

Market Price of Trammell Crow Company Common Stock (Page [    ])

        Trammell Crow Company's common stock is quoted on the New York Stock Exchange (the "NYSE") under the symbol "TCC". On October 30, 2006, which was the last trading day prior to the day we announced the merger, the Company's common stock closed at $39.10 per share. On [                        ], 2006, which was the last trading day before the date of this proxy statement, the Company's common stock closed at $[            ] per share.

Appraisal Rights (Page [    ])

        Stockholders of the Company are entitled to statutory appraisal rights under Delaware law in connection with the merger. This means that you are entitled to have the value of your shares determined by the Delaware Court of Chancery and to receive payment based on that valuation. The ultimate amount you receive as a dissenting stockholder in an appraisal proceeding may be more than, the same as or less than the amount you would have received under the merger agreement. To exercise your appraisal rights, you must submit a written demand for appraisal to the Company before the vote is taken on the merger agreement and you must not vote in favor of the approval and adoption of the merger agreement. Please read "The Special Meeting—Appraisal Rights" for more information.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements based on estimates and assumptions. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the merger and other information relating to the merger. There are forward-looking statements throughout this proxy statement, including, among others, under the headings "Summary," "The Merger," "The Merger—Certain Financial Projections," "The Merger—Opinion of Lazard Frères" and in statements containing the words "believes," "plans," "expects," "anticipates," "intends," "estimates" or other similar expressions. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of the Company. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise. In addition to other factors and matters contained or incorporated in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

  •
  Considerations Relating to the Merger Agreement and the Merger:

  •
  the failure to satisfy the conditions to complete the merger, including the receipt of the required stockholder and regulatory approvals (including antitrust approvals);

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

  •
  the failure of the merger to close for any other reason;

  •
  the outcome of legal proceedings that may be instituted against us and others in connection with the merger agreement;

  •
  the amount of the costs, fees, expenses and charges related to the merger;

  •
  Political and General Economic Conditions:

  •
  current domestic or foreign political and general economic conditions or changes in such conditions;

  •
  the effect of war, terrorism or catastrophic events;

  •
  domestic or foreign political, social, economic or other events resulting in the short or long-term disruption in business of the Company;

  •
  Real Estate Industry and Business Conditions:

  •
  the inherent risks in our real estate investments, including the potential loss of our entire investment in any single asset;

  •
  the fact that since we are a minority owner in some of our investments, we have limited control over the timing of the disposition of these investments and the realization of any gain or the limitation of any loss;

  •
  the highly competitive nature (on an international, national, regional and local level) of each of our businesses and the competition we face from other real estate service providers, consulting firms, in-house corporate real estate departments, engineering firms and other real estate developers;

    •
    the fact that many of our services agreements are cancellable by the client on as little as 30 days' notice;

    •
    the failure to secure renewals of our existing services contracts or the necessity of entering into new contracts on less favorable terms;

  •
  Employee Considerations:

  •
  changes in our brokers, developers and other key personnel;

  •
  Legal and Regulatory Issues:

  •
  changes in domestic or foreign government or regulatory requirements that increase our costs of operations;

  •
  litigation that may have an adverse effect on our financial results or reputation;

  •
  changes in domestic or foreign laws or other regulatory actions; and

  •
  Other Factors:

  •
  other risks, uncertainties and factors set forth in our reports and documents filed with the Securities and Exchange Commission (the "SEC") (which reports and documents should be read in conjunction with this proxy statement; please read "Where You Can Find Additional Information").

THE PARTIES TO THE MERGER

Trammell Crow Company

        The Company, founded in 1948 by Mr. Trammell Crow, is one of the largest diversified commercial real estate service companies in the world, with approximately 7,000 employees as of June 30, 2006. The Company delivers brokerage, project management and building management services through its Global Services group (which provides corporate advisory services, project management and facilities management for its foreign and domestic user clients and which provides brokerage, construction management and property management for its foreign and domestic investor clients) and undertakes development and investment activities through its Development and Investment group.

        The Company is incorporated in the state of Delaware with its principal offices at 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201 and its telephone number is (214) 863-3000.

CB Richard Ellis Group, Inc.

        CBRE is the world's largest commercial real estate services firm, based on 2005 revenue, with leading full-service operations in major metropolitan areas throughout the world. CBRE offers a full range of services to occupiers, owners, lenders and investors in office, retail, industrial, multi-family and other commercial real estate assets. CBRE is a holding company that conducts all of its operations through its indirect subsidiaries. As of September 30, 2006, excluding affiliate and partner offices, CBRE operated in more than 220 offices worldwide with approximately 14,500 employees providing commercial real estate services under the CB Richard Ellis brand name. CBRE's business is focused on several service competencies, including tenant representation, property/agency leasing, property sales, commercial mortgage origination/servicing, integrated capital markets (equity and debt) solutions, commercial property and corporate facility management, valuation, proprietary research and real estate investment management. In 2005, CBRE was the only commercial real estate services company included on the Fortune 1000 list of the largest U.S. publicly-held companies and the Forbes Global 2000 list of the largest companies in the world.

        CBRE is incorporated in the state of Delaware with its principal offices at 100 North Sepulveda Boulevard, Suite 1050, El Segundo, California 90245 and its telephone number is (310) 606-4700.

A-2 Acquisition Corp.

        Merger Sub is a Delaware corporation and a wholly-owned subsidiary of CBRE. Merger Sub's principal executive offices are located at 100 North Sepulveda Boulevard, Suite 1050, El Segundo, California 90245 and its telephone number is (310) 606-4700. Merger Sub was organized solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the merger agreement. Under the terms of the merger agreement, Merger Sub will merge with and into the Company. The Company will survive the merger and Merger Sub will cease to exist.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

        This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting to be held on [            ], 2006, starting at [            ] at [                        ] or at any postponement or adjournment thereof. The purpose of the special meeting is for our stockholders to consider and vote upon the approval and adoption of the merger agreement. Our stockholders must approve and adopt the merger agreement for the merger to occur. If the stockholders fail to approve and adopt the merger agreement, the merger will not occur. A copy of the merger agreement is attached to this proxy statement as Annex A. This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about [            ] , 2006.

Record Date and Quorum

        The holders of record of the Company's common stock as of the close of business on [                        ], 2006, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. On the record date, there were [            ] shares of the Company's common stock outstanding.

        The holders of a majority of the outstanding shares of the Company's common stock on the record date represented in person or by proxy will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. Any shares of the Company's common stock held in treasury by the Company or by any of our subsidiaries are not considered to be outstanding for purposes of determining a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining whether a quorum is present. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any postponement or adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established.

Required Vote

        Completion of the merger requires the approval and adoption of the merger agreement by the affirmative vote of the holders of a majority of the Company's common stock outstanding on the record date. Each outstanding share of the Company's common stock on the record date entitles the holder to one vote at the special meeting. Abstentions and broker non-votes will have the effect of votes against the approval and adoption of the merger agreement.

        As of October 25 2006, the directors and current executive officers of the Company beneficially owned (excluding options), in the aggregate, 2,829,477 shares of the Company's common stock, representing approximately 7.8% of our outstanding common stock on such date.

        Each of the following individuals has entered into a stock voting agreement with respect to the shares of our common stock that they beneficially own:

Name:	Title:
William F. Concannon	Vice Chairman and Director
James R. Groch	Chief Investment Officer and President, Funds and Investment Management
Matthew S. Khourie	President, Development and Investment—Central Operations
Michael J. Lafitte	President, Global Services
Derek R. McClain	Chief Financial Officer
Diane S. Paddison	Chief Operating Officer, Global Services
T. Christopher Roth	President, Development and Investment—Eastern Operations
John A. Stirek	President, Development and Investment—Western Operations
Robert E. Sulentic	Chairman of the Board of Directors, Chief Executive Officer and President

        As of October 25, 2006, an aggregate of 2,146,987 shares (excluding options), representing approximately 5.9% of our outstanding common stock, were subject to these stock voting agreements. These holders have agreed to vote all of these shares in favor of the approval and adoption of the merger agreement and against any competing transaction proposed to the Company's stockholders, unless the merger agreement is terminated in accordance with its terms, and have delivered an irrevocable proxy to CBRE for the purpose of voting such shares. The stock voting agreements will terminate upon the earlier of (i) the termination of the merger agreement and (ii) the effective time of the merger. For further information, please read "Stock Voting Agreements."

Appraisal Rights

        Stockholders are entitled to statutory appraisal rights under Delaware law in connection with the merger. This means that you are entitled to have the value of your shares determined by the Delaware Court of Chancery and to receive payment based on that valuation. The ultimate amount you receive as a dissenting stockholder in an appraisal proceeding may be more than, the same as or less than the amount you would have received under the merger agreement.

        To exercise your appraisal rights, you must submit a written demand for appraisal to the Company before the vote is taken on the merger agreement and you must not vote in favor of the adoption of the merger. For further information regarding your statutory appraisal rights, please read "Dissenters Rights of Appraisal."

Proxies; Revocation

        If you are a stockholder of record and submit a proxy by telephone or the Internet or by returning a signed proxy card by mail, your shares will be voted at the special meeting as you indicate on your proxy card or by such other method. If no instructions are indicated on your signed and returned proxy card, your shares of the Company's common stock will be voted "FOR" the approval and adoption of the merger agreement and "FOR" any postponement or adjournment of the special meeting, if necessary or appropriate to solicit additional proxies to obtain a quorum or to approve and adopt the merger agreement and the merger.

        If your shares are held in "street name" by your broker, you should instruct your broker how to vote your shares using the instructions provided by your broker. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker and your broker will give you directions on how to vote your shares. Shares of Company common stock held by persons attending the special meeting but not voting, or shares for which the Company has received proxies with respect to which holders have abstained from voting, will be considered abstentions. Abstentions and broker non-votes, if any, will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists, but will have the same effect as a vote "AGAINST" the approval and adoption of the merger agreement.

        You may revoke your proxy at any time before the vote is taken at the special meeting. To revoke your proxy, you must either (a) file with or transmit to our Secretary at the principal executive offices of the Company an instrument or transmission of revocation, (b) submit by telephone, the Internet or mail a proxy dated after the date of the proxy you wish to revoke or (c) attend the special meeting and vote your shares in person. Attendance at the special meeting will not by itself constitute revocation of a proxy.

        Please note that if you have instructed your broker to vote your shares, the options for revoking your proxy described in the paragraph above do not apply and instead you must follow the directions provided by your broker to change these instructions.

        We do not expect that any matter other than the approval and adoption of the merger agreement (and to approve the adjournment or postponement of the meeting, if necessary or appropriate to solicit additional proxies) will be brought before the special meeting. If, however, any such other matter is properly presented at the special meeting or any adjournment or postponement of the special meeting, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment.

Submitting Proxies Via the Internet or by Telephone

        Stockholders of record and many stockholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. There are separate arrangements for using the Internet and telephone to submit your proxy depending on whether you are a stockholder of record or your shares are held in "street name" by your broker.

        In addition to submitting the enclosed proxy card by mail, Trammell Crow Company stockholders of record may submit their proxies:

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  via the Internet by visiting a website established for that purpose at www.cesvote.com and following the instructions on the website; or

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  by telephone by calling the toll-free number 1-888-693-8683 in the United States, Puerto Rico or Canada on a touch-tone phone and following the recorded instructions.

        If your shares are held in "street name," you should check the voting instruction card provided by your broker to see which options are available and the procedures to be followed.

Adjournments and Postponements

        Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies if necessary to establish a quorum or to approve and adopt the merger agreement and the merger. Any adjournment may be made without notice by announcement at the special meeting of the new date, time and place of the special meeting; provided, that, if the meeting is adjourned to a date more than 60 days later than the original meeting date, the board must set a new record date for the meeting. Whether or not a quorum exists, holders of a majority of the shares of the Company's common stock present in person or represented by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. Abstentions and broker non-votes will have no effect on a proposal to adjourn or postpone the meeting. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow the Company's stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

Solicitation of Proxies

        This solicitation is made by the Company, and the Company will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone, facsimile or other electronic means of communication. These persons will not receive additional or special compensation for such solicitation services. The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions. The Company has retained Georgeson Inc. to assist it in the solicitation of proxies for the special meeting and will pay Georgeson Inc. a fee of approximately $10,000 plus reimbursement of out-of-pocket expenses.

THE MERGER

Background of the Merger

        As part of its ongoing evaluation of the Company's business and strategic direction, our board of directors and members of our senior management have evaluated from time to time the Company's strategic alternatives and prospects for continued operations as an independent company. These evaluations have been conducted and discussed at our board's annual strategy session and have been generally updated throughout the year at regularly-scheduled board meetings. In conducting these evaluations, our board from time to time has sought the advice of Vinson & Elkins L.L.P. ("Vinson & Elkins"), the Company's primary outside corporate legal counsel, and Lazard, who has acted for the last several years as our board's primary financial advisor in the context of mergers and acquisitions. These evaluations have driven changes in the Company's long-term growth plan and helped set the objectives established by management and approved by our board for each performance year.

        Our board and senior management are generally of the view that the commercial real estate services business in the United States, while remaining significantly fragmented, has been in recent years characterized by a drive to consolidate, prompted in large measure by the cost economies of scale available to larger entities in the industry, as well as the potential for geographic expansion and the addition of complementary business lines to provide a broader array of high quality services to industry customers. In order to provide our stockholders the potential to benefit from this consolidation trend, our senior management and our board of directors have remained receptive to opportunities to acquire other businesses or to be acquired by another entity.

        Over the years, members of our senior management team have become familiar with other management teams operating in our industry through the day-to-day competition for customers. Over the past several years, certain of our senior executives became acquainted with, among other leaders in the industry, Ray Wirta, the current Vice Chairperson of CBRE's board of directors, and Cal Frese, CBRE's current President—Americas.

        On April 7, 2005, Mr. Frese and Bill Concannon, Vice Chairman of the Company and a member of our board of directors, met in Chicago, at which meeting Mr. Frese expressed to Mr. Concannon CBRE's preliminary interest in pursuing a business combination with the Company.

        At a meeting of our board on May 18, 2005, our board discussed, among other things, the current strategic options available to the Company. The options that were discussed included (i) remaining independent and pursuing the Company's existing growth and business objectives, (ii) pursuing a strategic combination with one or more parties or (iii) pursuing a sale of the Company. Management and our board concluded that any strategic combination with CBRE would likely involve a sale of the company. After discussions with management, our board was of the general view that the Company should continue to pursue its long-term business objectives and not pursue a sale of the Company at such time, but remain open to discussions with third parties regarding strategic business combinations. Our board and management therefore agreed that the Company would continue existing business combination discussions with a third party and notify CBRE that it was not interested in pursuing a transaction with CBRE at such time. The Company subsequently communicated this course of action to CBRE.

        In early June of 2005, Mr. Frese contacted Jim Groch, our Chief Investment Officer, by telephone and indicated that soon he would be in the New York City area on other business and would like to meet Mr. Groch in Philadelphia, Pennsylvania. On June 23, 2005, Mr. Frese and Mr. Groch met in Philadelphia. Mr. Frese discussed with Mr. Groch his belief in the continuing consolidation trends in the commercial real estate services industry and CBRE's interest in a possible strategic business combination. To this end, Mr. Frese expressed to Mr. Groch his belief that a combination of the Company's business with CBRE's business would be the best fit for CBRE among its strategic options. Mr. Frese indicated to Mr. Groch that CBRE was very familiar with the Company's global services business, but needed to better understand the Company's development and investment business (the "development and investment business"). Mr. Frese discussed each of CBRE's business segments, their relative size and financial performance and his own views on the prospects for each. Mr. Groch informed Mr. Frese that Mr. Concannon had previously disclosed to our board CBRE's interest in the Company and that, while our board greatly appreciated CBRE's interest in the Company, our board was very pleased with the Company's business plan and growth prospects and that our board had decided not to pursue a sale of the Company at that time. Mr. Groch also noted the concern of our management and board that there was significant risk to the Company's business—in the form of employee unrest resulting from any rumors of those discussions—from even engaging in strategic discussions with CBRE. Mr. Groch told Mr. Frese that he would again inform our board of CBRE's interest in the Company at the next scheduled board meeting in September of 2005.

        On July 19, 2005, Mr. Frese called Mr. Groch and stated that CBRE was still very interested in pursuing a possible strategic business combination and wished to engage the Company in further discussions. Mr. Frese and Mr. Groch then discussed in general terms the potential cost savings that could occur in such a transaction, including for comparison purposes a discussion of costs savings that CBRE had achieved in previous acquisitions.

        Mr. Groch and Mr. Frese spoke again via telephone on July 22, 2005 and further discussed potential synergies and cost savings that could be achieved in a combination of the businesses. They also discussed a potential organizational structure of CBRE post-closing.

        On July 29, 2005, Mr. Frese called Mr. Groch and indicated that CBRE was having internal discussions regarding potential issues that could arise from the combination of the parties' respective businesses, especially with respect to the investment management business of CB Richard Ellis Investors, L.L.C. ("CBRE Investors"), on the one hand, and the development and investment business and some of the Company's joint ventures, on the other hand. They again discussed potential cost savings in the context of the proposed transaction. Mr. Frese told Mr. Groch that he was going to ask Brett White, CBRE's Chief Executive Officer, to call Robert Sulentic, the Company's Chief Executive Officer, to arrange a meeting. Mr. Groch again reiterated to Mr. Frese that the Company was happy with its current results and prospects but that, while the Company was not actively seeking a sale, it was open to listening to CBRE's ideas.

        Shortly thereafter, Mr. White called Mr. Sulentic suggesting that they meet to consider the topics Mr. Frese and Mr. Groch had discussed. Mr. White noted that he would be in Orlando, Florida on August 5, 2005 and Mr. Sulentic agreed to meet him there. On August 5th, prior to the start of the meeting, Mr. Sulentic learned that a United Kingdom real estate trade journal had published speculation that CBRE was to acquire the Company. Mr. Sulentic called Mr. White to inform him of the rumors and his view that these rumors would create problems for the Company. Mr. Sulentic indicated his belief that the two of them should not meet given the rumors. On this telephone call Messrs. Sulentic and White agreed that any discussions of a business combination between CBRE and the Company would be terminated. Mr. White again expressed CBRE's interest in pursuing a deal and told Mr. Sulentic that CBRE might contact the Company later that year.

        In late September 2005, Mr. White called Mr. Sulentic and expressed an interest in meeting with Mr. Sulentic. Mr. Sulentic informed Mr. White that he was going to be in San Francisco, California on September 29, 2005 and that they could meet at that time. On September 29, 2005, Mr. Sulentic met with Mr. White in San Francisco. At the meeting, Mr. White reiterated CBRE's interest in acquiring the Company and discussed with Mr. Sulentic the process proposed by CBRE to construct an initial valuation of the Company, including a description of the information CBRE would need from the Company.

        On September 30, 2005, Mr. Frese called Mr. Groch to discuss logistics for a meeting with the parties' Chief Financial Officers to review the Company's business in greater detail. On October 6,

2005, Mr. Frese, Mr. Groch, Derek McClain, the Chief Financial Officer of the Company, and Kenneth Kay, the Chief Financial Officer of CBRE, met in Chicago, Illinois. The parties discussed the Company's development and investment business and certain of the Company's joint ventures, including financial results, business trends and future prospects. They also discussed the potential treatment by CBRE of such business units after the proposed acquisition.

        On October 10, 2005, Mr. McClain contacted Mr. Kay via email confirming that the Company had received a due diligence request from CBRE and was working to gather responsive information. Mr. McClain also confirmed that another meeting among representatives of the parties was scheduled for October 19 through October 20, 2005 in Dallas, Texas.

        On October 18, 2005, CBRE and the Company entered into a confidentiality agreement containing customary terms and conditions, including a standstill agreement with a term of at least 12 months, having first exchanged draft agreements for the previous seven to ten days.

        Between October 19, 2005 and the middle of December, 2005, the Company provided to CBRE documents in response to CBRE's due diligence requests, and management of the Company engaged in numerous discussions with representatives of CBRE in connection with CBRE's due diligence investigation of the Company.

        During the periods October 19 through October 20, 2005 and November 2 through November 4, 2005 and on December 14, 2005, representatives of CBRE and the Company met in Dallas, Texas, Short Hills, New Jersey and Dallas, Texas, respectively. Generally, Messrs. Groch and McClain of the Company and Mr. Frese and other representatives from CBRE met and discussed the financial statements and budgets of the Company and engaged in detailed discussions regarding potential synergies, as well as potential revenue losses, from the proposed acquisition. At the December 14, 2005 meeting, the Company delivered to CBRE the Company's then current five year growth plan that was developed internally by the Company in the ordinary course of its business. The parties also discussed the Company's projected cash and debt positions set forth in the five year growth plan. Between the meeting dates, the parties also exchanged follow-up telephone calls regarding the topics discussed at the meetings and the Company delivered to CBRE additional due diligence documents.

        On November 16, 2005, our board held a regularly scheduled meeting. Mr. Groch updated the meeting participants on discussions the Company had conducted with CBRE regarding a potential strategic combination. Our board then discussed in general the potential synergies that could make strategic combinations or merger and acquisition transactions among the largest of the Company's industry competitors attractive, and also discussed certain other potential partners for strategic combinations. After discussion of these matters and the Company's prospects as laid out in the five year growth plan, our board agreed that the Company's current strategy would be to continue to pursue the Company's long-term business objectives, but be receptive in exploring whether any future discussions with third parties could lead to a transaction that would be in the best interest of the Company's stockholders.

        During the period following the November 16th board meeting and continuing into mid December, 2005, our management held extensive internal discussions regarding a possible transaction with CBRE. After consultation by our management with members of our board, it was concluded that it was not in the Company's interest to pursue a transaction with CBRE at that time due to (i) the Company's belief that its stock price was then undervalued (and that even a significant premium to such stock price would not represent fair value for the Company), (ii) concerns over confidentiality issues in any potential transaction, (iii) concerns regarding diversion of management's time from other strategic endeavors, (iv) CBRE's lack of familiarity with the Company's development and investment business, and (v) the possible adverse effect on the Company of a drawn out due diligence and transaction process.

        On December 20, 2005, Mr. Sulentic spoke with Mr. White via telephone and informed him that the Company was ending negotiations regarding a proposed transaction with CBRE due to these reasons.

        In late spring of 2006, Mr. White called Mr. Sulentic and inquired whether they could have another meeting and, on or about April 12, 2006, they met in Dallas, Texas. At this meeting, Mr. White indicated that CBRE would consider acquiring the Company at an unspecified price that would represent a premium (on a percentage basis) to the then-current trading price of the Company's stock ranging from the high single digits to the mid teens, depending on the cash and stock mix of the consideration.

        At a regularly scheduled meeting of our board on May 17, 2006, our board and management discussed the perceived risks of pursuing a transaction with CBRE, noting the potential damage to the Company's business if the transaction were pursued or publicized and CBRE did not go through with the transaction. Our board and management also discussed the fact that the initial indications of pricing from CBRE did not compare favorably to the Company's growth rate imbedded in its long-term plan. This discussion also focused on the importance of the Company continuing to pursue execution of its business plan with as little distraction as possible for most of senior management, while only pursuing strategic opportunities that seemed likely to result in a transaction that would provide greater value to the Company's stockholders as compared to the value likely to result from the Company's continued pursuit of the Company's current growth plan. After further discussion, our board agreed that it was in the best interest of the Company's stockholders to not pursue a sale to CBRE at that time and to continue execution of the Company's business plan while the Company continued to explore potential opportunities with certain acquisition candidates. Soon thereafter, Mr. Sulentic communicated to Mr. White that the Company was not interested in pursuing a transaction with CBRE.

        On June 2, 2006, CBRE sent to the Company via overnight delivery a termination letter under the confidentiality agreement between the parties.

        During the time period from June 2006 through September 2006, our board and management continued to explore its strategic alternatives, including the conduct of discussions regarding one or more potential strategic acquisitions. In particular, we engaged in serious discussions with an industry competitor to explore the possibility of combining our business with that of the competitor by acquiring the competitor.

        In late August 2006, Mr. Frese contacted Mr. Groch via telephone to discuss rumors from sources CBRE found reliable that the Company was considering entering into a significant merger or acquisition transaction with an industry competitor in the very near future. Mr. Frese told Mr. Groch that CBRE still had a high degree of interest in pursuing a transaction with the Company. Mr. Frese noted that CBRE's board was actively reviewing its options regarding a transaction with the Company and suggested that the parties meet to further discuss a potential acquisition by CBRE.

        On August 28, 2006, Laurence Midler, General Counsel of CBRE, contacted J. Christopher Kirk, General Counsel of the Company and Secretary to our board, and proposed that Messrs. Sulentic, Groch, White and Frese meet on September 1, 2006 in Denver, Colorado. Messrs. Midler and Kirk confirmed their mutual understanding that the meeting did not require any board action by either party in order to comply with the standstill provisions contained in the confidentiality agreement.

        On September 1, 2006, Messrs. Sulentic and Groch met with Messrs. White and Frese in Denver, Colorado. Mr. Sulentic opened the meeting by stating that he and Mr. Groch were in close communication with our board and were operating under our board's direction at the meeting. He further indicated that he and Mr. Groch would be reporting back to our board following the meeting. Messrs. White and Frese noted that CBRE had developed a better understanding of the Company's development and investment business, and wanted to make a proposal regarding the acquisition of the entire Company. They discussed the updated information they would need to analyze in order to provide an indication of value to the Company. They also noted that the terms of the existing confidentiality agreement required that CBRE obtain permission from our board before they could make a proposal with regard to the contemplated acquisition. Mr. Sulentic noted that he would consult with our board prior to developing any response.

        On September 6, 2006, Mr. Sulentic spoke with Mr. White via telephone and confirmed to Mr. White that our board had reiterated its instructions that management evaluate all strategic options available to the Company and that the focus of such evaluation would be on maximizing value for the Company's stockholders. He indicated that the Company would respond in a timely manner with more details if our board desired to receive a proposal from CBRE regarding CBRE's potential acquisition of the Company. The parties also acknowledged that a mechanism to provide such a proposal would need to be worked out under the existing confidentiality agreement. Mr. White told Mr. Sulentic that the Acquisition Committee of CBRE's board had met previously that week and there was great support for a transaction with the Company.

        On September 11, 2006, Mr. Midler called Mr. Kirk to request permission for CBRE to submit to our board of directors a preliminary non-binding indication of the terms and conditions on which CBRE would seek to acquire the Company. Later that day, Mr. Kirk sent to Mr. Midler a letter confirming that, although our board had not made any decision to sell the Company or abandon its existing long-term strategic objectives, CBRE was invited by our board to present its preliminary non-binding proposal. Among other things, the letter set forth specific requirements regarding the content of CBRE's proposal, including a discussion of any financing and any material closing conditions.

        From September 11, 2006 through September 15, 2006, Mr. Sulentic and Mr. Groch, on behalf of the Company, and Mr. White and Mr. Frese, on behalf of CBRE, communicated via email and telephone regarding the terms and conditions of a potential acquisition proposal to acquire the Company. Such discussions culminated in a preliminary non-binding acquisition proposal from CBRE that was contained in a letter from Mr. White to Mr. Sulentic, dated September 15, 2006 (the "proposal"). The proposal stated CBRE's offer to acquire all of the outstanding stock of the Company for a per share cash price of $46.50, assuming the successful completion of business, financial, legal and accounting due diligence, the negotiation of a mutually-acceptable merger agreement, the negotiation of employment arrangements with certain key personnel of the Company and other customary closing conditions. The proposal also contained terms relating to the proposed financing and due diligence matters and requested that the Company respond by no later than September 22, 2006.

        The proposal was sent to the Company after the close of business on September 15, 2006. Mr. Sulentic communicated orally to each member of our board that CBRE had sent an acquisition proposal to the Company and the price per share set forth in such proposal. Our board agreed to discuss the CBRE proposal and an acquisition then being considered by the Company at our board retreat scheduled for the immediately following week.

        On September 16, 2006, Mr. Groch asked Mr. Frese to have CBRE clarify specified terms and conditions in the CBRE proposal.

        On September 18, 2006, Mr. White sent to Mr. Sulentic a letter clarifying certain of the terms and conditions of the proposal, including the conditions on the proposed financing, the closing conditions to the acquisition and certain due diligence matters. The letter also contained a due diligence request list, a list of personnel of the Company to whom CBRE would need access for due diligence purposes, and a proposed timeline.

        Also on September 18, 2006, Mr. Groch called Mr. Frese to discuss the price set forth in the proposal. On such call, Mr. Groch told Mr. Frese that the price for the Company should be at least

$50.00 per share for the CBRE proposal to compare favorably to the alternative acquisition that the Company was then considering.

        On September 18, 2006, Mr. Sulentic and Mr. Groch met with Mr. Frese in Jacksonville, Florida to discuss the pricing under CBRE's proposal. Mr. White participated by telephone. On a private call during this meeting Mr. Sulentic reiterated to Mr. White that the Company was considering various strategic alternatives, but that if CBRE would raise its offer price to at least $50.50 per share, Mr. Sulentic would advocate to our Board that the Company choose the CBRE proposal over the other options our board was then considering and move forward with further discussions. Later that day, Mr. White called Mr. Sulentic to inform him that CBRE was raising the per share purchase price in the proposal to $48.50, and that this was the price CBRE would like our board to measure against the other alternatives our board was considering.

        The increased price was confirmed the next day in a letter from Mr. White to Mr. Sulentic.

        On September 19, 2006, Mr. Midler, Mr. Kirk and outside legal counsel for CBRE and the Company held a telephonic meeting regarding the financing of the acquisition, as well as other matters relating to the development and investment group and the treatment of outstanding options and restricted stock in the acquisition. Over the next few days, there were various telephone calls made between representatives of the Company, CBRE and their respective outside legal counsel clarifying certain terms and conditions in the proposal.

        On September 20 and 21, 2006, our board met to discuss CBRE's proposal, the potential acquisition being considered by the Company and the alternative of continuing to pursue our strategic objectives as an independent company. Mr. Groch made a presentation to our board regarding the competitive and industry landscape, business cycle and cost synergy opportunities available from various strategic transactions in the commercial real estate services industry. Mr. Groch also provided an update on the Company's merger and acquisition activities, including the Company's discussions with CBRE. The presentation to our board contained a discussion of the terms and conditions of CBRE's proposal, as well as a comparison of the relevant risks and rewards of the proposal as compared to a potential acquisition being considered by the Company and an analysis of the financial impacts of both transactions. Our board also discussed with Lazard the preliminary financial and comparative analyses conducted by Lazard based on information provided by the Company. Our board decided that the proposal by CBRE would likely provide the Company's stockholders with a more compelling financial opportunity than the contemplated acquisition, taking into account the relative probability of getting either transaction closed and the significant post-closing execution risk in the acquisition opportunity. In addition, our board considered the likelihood that any other industry or financial buyer could offer a financial value for our stockholders that would be more compelling than CBRE's proposal if an auction for the Company were conducted. Our board concluded that, given the significant potential disruption to our business of conducting an auction process and the fact that the proposal from CBRE contemplated that our board could consider competing proposals for an acquisition of the Company under certain circumstances, it was not in the interests of our stockholders to conduct an auction for the Company. Our board instructed management to engage in further discussions with CBRE, but to try to achieve a price of $51.00 per share before expending significant time or resources on a proposed acquisition.

        On September 21, 2006, Mr. White and Mr. Sulentic had a telephone conversation regarding certain issues concerning CBRE's proposal, including issues regarding regulatory approvals, financing and the rights of the parties under certain circumstances in which the proposed transaction was announced but failed to close. Mr. Sulentic also conveyed the view of our board that CBRE should offer at least $51.00 per share for the Company.

        On September 23, 2006, various representatives of CBRE and the Company held conference calls to discuss certain financial information and projections that had been delivered to CBRE.

        On September 24, 2006, Mr. White sent a letter to Mr. Sulentic stating that CBRE was raising the per share purchase price in the proposal to $50.00 per share, advising Mr. Sulentic that this was CBRE's best and final proposal and requesting that the parties and their advisors meet to resolve the outstanding regulatory, financing and other questions regarding CBRE's proposal.

        On September 25, 2006, Messrs. Midler and Kirk held a telephone conference with their respective outside legal counsel to discuss the issues raised on September 24th. Later that day Mr. Midler emailed Mr. Kirk to inform him that the Acquisition Committee of the board of CBRE was meeting on September 26, 2006 regarding these issues. On September 26, CBRE's outside legal counsel notified Mr. Kirk that such committee had approved the resolution of these issues on the terms previously discussed.

        From September 24th through September 26th, Mr. Sulentic spoke with each of the non-executive directors of the Company and each confirmed their support for a $50.00 per share price if the financing, regulatory and other identified issues could be resolved. Mr. Sulentic then notified Mr. White that the Company would proceed with further discussions and comply with CBRE's due diligence requests.

        On September 27, 2006, Messrs. White and Sulentic met in Phoenix, Arizona and agreed that the parties would continue their discussions on the basis of a price of $50.00 per share. They were subsequently joined by Michael Lafitte, President of the Company's global services business, to discuss organizational matters relating to the combined entity that might result from the acquisition.

        From September 30, 2006 through October 13, 2006, CBRE personnel and their advisors conducted a due diligence investigation of the Company and its businesses and the Company produced due diligence documentation in response thereto. The Company also established an online virtual due diligence data room during such time. CBRE and the Company also held numerous due diligence meetings involving their respective personnel and advisors.

        On October 1, 2006, the leadership team of CBRE Investors and Mr. Wirta of CBRE's board met with Mr. Groch to resolve certain potential issues relating to the charter, franchise, leadership and operating model for the development and investment business.

        On October 2, 2006, Simpson Thacher & Bartlett LLP ("Simpson Thacher"), outside legal counsel for CBRE, delivered to the Company and Vinson & Elkins an initial draft of a proposed merger agreement. Over the next two weeks, Vinson & Elkins and Simpson Thacher negotiated and exchanged drafts of the proposed merger agreement.

        On October 10, 2006, at a meeting initiated by Mr. White, Mr. White met with Curtis Feeny, a member of our board, at Mr. Feeny's offices in Menlo Park, California. Messrs. White and Feeny discussed the attitude of our board regarding the proposed transaction. Mr. White expressed his views on the likelihood that the parties could reach final agreement with respect to the transaction. Mr. White also discussed the process by which CBRE would seek to evaluate members of our board for potential service on CBRE's board if the proposed merger was completed. However, Mr. White did not offer Mr. Feeny a position on CBRE's board upon closing, and Mr. White and Mr. Feeny confirmed the understanding of CBRE and the Company that service on CBRE's board by any of our directors (other than the service of Mr. Sulentic) would not be discussed unless and until the merger agreement was signed.

        On October 13, 2006, Messrs. Sulentic, Kirk, White, and Midler and representatives from Vinson & Elkins and Simpson Thacher met to discuss and attempt to resolve the outstanding issues in the proposed merger agreement. The parties, other than Messrs. White and Sulentic, also held a follow-up meeting on the outstanding merger agreement issues on October 20, 2006.

        Throughout much of October, the Company continued to produce documents in response to CBRE's due diligence requests and CBRE continued to refine its analysis of the synergies and integration issues raised in the acquisition.

        During the period from October 25 through October 27, 2006, Messrs. White and Sulentic engaged in various telephonic discussions to continue to negotiate significant deal terms. The discussions centered on Mr. Sulentic'c concerns regarding the timing and certainty of closing. These discussions resulted in enhanced rights for the Company to ensure a more likely, timely and efficient closing process in exchange for a proposed adjustment of the price from $50 to $48.88 per share. Messrs. White and Sulentic agreed that they would recommend these changes to their respective boards of directors.

        On October 27, 2006, our board met to consider the proposed merger, at which meeting senior members of our management and representatives of Lazard, Vinson & Elkins, Prickett, Jones & Elliot, P.A., Delaware counsel to the Company ("Prickett Jones"), and Arnold & Porter LLP, special regulatory counsel to the Company, were also present. Management updated our board on the current financial performance of the Company and, upon the departure from the meeting of Lazard personnel, representatives from Prickett Jones discussed with, and responded to questions from, our board regarding its fiduciary duties under Delaware law in relation to the proposed merger. Lazard then rejoined the meeting and reviewed with our board its financial analysis of the proposed merger. Management and representatives from Vinson & Elkins then summarized for our board the material terms and conditions of the proposed merger agreement, voting agreements, amendments to certain of our benefits, bonus and severance plans and the other transaction documents. Management and Vinson & Elkins then responded to questions from our board regarding the documents. Management, our board, Vinson & Elkins, Arnold & Porter and Lazard then discussed the outstanding legal and business issues relating to the proposed merger, and our board discussed reasons for the proposed merger. Our board then approved the terms of the engagement letter with Lazard to serve as financial advisor to the Company in connection with the proposed merger and agreed to consider the transaction at a meeting on October 30, 2006, following further discussions between Messrs. Sulentic and White regarding pricing and other material terms.

        Messrs. White and Sulentic talked by telephone later that night to further discuss the proposed price per share and the outstanding material transaction issues. Mr. White indicated his belief that the CBRE board of directors would support either (1) a price of $49.51 per share if we would accept a $100 million termination fee payable by CBRE upon termination of the merger agreement due to the failure to obtain required regulatory approvals, or (2) the alternative price of $48.88 per share in combination with a $200 million termination fee payable by CBRE upon termination of the merger agreement due to the failure to obtain required regulatory approvals.

        On October 28, 2006, Mr. Sulentic held numerous discussions with all other members of our board to discuss the alternative price scenarios. The outcome of these discussions was a preference for the option with the $49.51 price. During the period from October 27 through October 30, 2006, our management, Vinson & Elkins and Simpson Thacher finalized the terms of the proposed merger agreement and the schedules thereto.

        On October 30, 2006, our board again met to consider the proposed merger, at which meeting management and representatives of Lazard and Vinson & Elkins were also present. Representatives of Lazard reviewed with our board their financial analyses regarding the proposed merger and, following a discussion with our board, Lazard rendered its written opinion to our board that, as of October 30, 2006 and based upon and subject to the assumptions, factors and qualifications set forth in its opinion, the $49.51 per share cash merger consideration to be received by the holders of our common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders (other than the Company, CBRE or any subsidiary of CBRE and any shareholder who is entitled to demand and properly demands appraisal rights). Lazard's opinion is more fully described in "The Merger—Opinion of Lazard Frères."

        Representatives of management and Vinson & Elkins then summarized for our board the terms and conditions of the proposed severance, retention and bonus plans, proposed amendments to certain executive officer employment agreements to be entered into by CBRE simultaneously with the execution of the merger agreement, and any material changes to the transaction documentation, including the proposed merger agreement and the voting agreements, since the October 27, 2006 board meeting. Representatives from Vinson & Elkins and management then responded to questions from our board regarding the proposed transaction documents. Our board also discussed and considered the compensation, accelerated vesting, severance and other payments to be received by executive officers in connection with the merger.

        Mr. Feeny then disclosed to our board the material details of his meeting with Mr. White on October 10, 2006. Mr. Feeny confirmed that neither his meeting with Mr. White, nor the potential for service on CBRE's board of directors after completion of the merger, impacted his conclusions regarding the merger. The other members of our board confirmed that they also were not impacted by the prospect of continued service on CBRE's board after closing.

        Lazard, management and our employee directors then excused themselves from the meeting and our outside directors then met in an executive session with Vinson & Elkins to consider the merger and the related transactions, after which management and our employee directors returned to the meeting.

        Our board then considered the merger from a business, financial and legal perspective and the current conditions in the commercial real estate services industry and also considered the reasons for the merger described in "The Merger—Reasons for the Merger." After careful consideration and deliberation, our board unanimously (a) determined that the merger and the merger agreement were advisable and in the best interests of the Company and its stockholders, (b) approved the merger agreement, the ancillary transaction documents and each of the transactions contemplated thereby, (c) authorized management to execute the definitive transaction documentation and (d) resolved to recommend that the stockholders of the Company vote in favor of the approval and adoption of the merger agreement.

        Later that evening, the definitive merger agreement and the voting agreements were executed by the parties. Before the open of business on October 31, 2006, each of the Company and CBRE issued separate press releases announcing the merger agreement and the merger.

Reasons for the Merger

        In determining to adopt and approve the merger agreement and the merger, our board of directors considered the following material factors, among others:

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  the general consolidation trends in the real estate services industry and our board of directors' knowledge of our business, assets, financial conditions and results of operations and prospects in such industry;

  •
  the possible alternatives to the sale of the Company, including continuing to operate the Company independently (whether on a stand-alone basis or following one or more significant acquisitions), and the risks associated with such alternatives, each of which our board of directors determined not to pursue in light of its belief, and the belief of the Company's senior management, that the merger maximized stockholder value and was more favorable to the stockholders than other alternatives reasonably available to the Company and its stockholders;

  •
  the fact that the proposed per share merger consideration of $49.51 represents a premium for our common stock of approximately 28.1% to the closing price on October 30, 2006, the last trading day before the public announcement of the merger and represents (a) a 33.2% premium to the average price per share of our common stock during the 30 day period preceding October 30, 2006, (b) a 35.8% premium to the average price per share of our common stock during the 60 day period preceding October 30, 2006, (c) a 39.6% premium to the average price per share of our common stock during the 180 day period preceding October 30, 2006, and (d) a 50.2% premium to the average price per share of our common stock during the 360 day period preceding October 30, 2006;

  •
  the fact that the merger consideration is all cash, so that the transaction will allow the Company's stockholders to realize upon closing a fair value, in cash, for their investment and will provide such stockholders certainty of value for their shares;

  •
  the fact that this merger, as compared with other transaction alternatives available to the Company, carries no more transaction risk, but much less execution and integration risk;

  •
  the presentation of Lazard, including its opinion to the effect that, as of October 30, 2006 and based upon and subject to the assumptions, factors and qualifications set forth in such opinion, the $49.51 per share cash merger consideration to be received by the holders of our common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders (other than the Company, CBRE or any subsidiary of CBRE and any shareholder who is entitled to demand and properly demands appraisal rights) (please read "The Merger—Opinion of Lazard Frères" and Annex B to this proxy statement);

  •
  our board of directors' belief that, after extensive negotiations with CBRE and its representatives, that the price proposed in the merger represented the highest price per share that CBRE was willing to pay on the terms and conditions set forth in the merger agreement;

  •
  the fact that the completion of the merger is not subject to any financing condition and that the proposed financing by CBRE was supported by a debt commitment letter from Credit Suisse Securities (USA) LLC and the Credit Suisse Bank Cayman Islands Branch;

  •
  the financial and other terms and conditions of the merger agreement as reviewed by our board of directors including without limitation:

  •
  the limited number and nature of the conditions to CBRE's and Merger Sub's obligations to complete the merger and the limited risk of non-satisfaction of such conditions, including that, for purposes of the merger agreement, the condition regarding accuracy of the Company's representations and warranties will be deemed satisfied for most of the Company's representations and warranties as long as any inaccuracies, individually or in the aggregate, have not resulted in, and would not reasonably be expected to result in, a material adverse effect with respect to the Company;

  •
  the provisions of the merger agreement that allow our board of directors to change or modify its recommendation that the Company's stockholders vote in favor of the approval and adoption of the merger agreement if the failure to change or modify its recommendation would be inconsistent with our board of directors' fiduciary duties under applicable law;

  •
  the provisions of the merger agreement that allow the Company, under certain limited circumstances to furnish information to and conduct negotiations with third parties if the failure to do so would be inconsistent with our board of directors' fiduciary duties under applicable law;

  •
  the provisions of the merger agreement that provide our board of directors the ability to terminate the merger agreement in order to accept a financially superior proposal (subject to certain conditions contained in the merger agreement, including paying CBRE a $40,000,000 termination fee);

    •
    the conclusion by our board of directors that the $40,000,000 termination fee (and the circumstances when such fee is payable), in the event that the merger agreement is terminated under certain circumstances, was reasonable in light of the benefits of the merger and usual and customary commercial practice; and

    •
    the provisions of the merger agreement that require CBRE to pay to the Company a fee of $100,000,000 if the merger is not approved by antitrust regulators and require CBRE to pay to the Company $200,000,000 in liquidated damages if CBRE breaches the merger agreement or is unable or unwilling to complete the merger under certain circumstances;

  •
  the fact that the terms and conditions of the merger agreement were the product of arm's-length negotiation between the parties; and

  •
  the availability of appraisal rights to holders of our common stock who comply with all of the required procedures under Delaware law.

        Our board of directors also considered and balanced against the potential benefits of the merger the following potentially adverse factors concerning the merger:

  •
  the risk that the merger might not be completed in a timely manner or at all;

  •
  the interests of the Company's executive officers and directors in the merger (please read "The Merger—Interests of the Company's Directors and Executive Officers in the Merger");

  •
  the fact that we will no longer exist as an independent, publicly traded company;

  •
  the fact that the Company's stockholders will not participate in any future earnings or growth of the Company and will not benefit from any future appreciation in the value of the Company;

  •
  the restrictions on the conduct of the Company's business prior to completion of the merger, requiring the Company to conduct its business only in the ordinary course, subject to specific limitations or CBRE's consent, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the merger;

  •
  the fact that the merger consideration consists of cash and will therefore be taxable to our stockholders for U.S. federal income tax purposes;

  •
  the restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions involving the Company and the requirement that the Company pay CBRE a $40,000,000 termination fee in order for our board of directors to accept a superior proposal;

  •
  the fact that the Company did not conduct an auction or market check before entering into the merger agreement;

  •
  the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the merger;

  •
  the possibility of disruption in our relations with or the loss of our customers; and

  •
  the possibility of management and employee disruption associated with the merger.

        After taking into account all of the factors set forth above, as well as others, our board of directors agreed that the benefits of the merger outweigh the risks and that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of the Company and its stockholders. Our board of directors has approved and adopted the merger agreement and recommends that the Company's stockholders vote FOR the approval and adoption of the merger agreement at the special meeting.

        Our board of directors did not assign relative weights to the above factors or the other factors considered by it. In addition, our board of directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of our board of directors may have given different weights to different factors.

Recommendation of the Company's Board of Directors

        After careful consideration, our board of directors:

  •
  has determined that the merger, the merger agreement and the transactions contemplated thereby are advisable and in the best interests of the Company and its stockholders;

  •
  has approved the merger, the merger agreement and the transactions contemplated thereby; and

  •
  recommends that the Company's stockholders vote "FOR" the approval and adoption of the merger agreement.

Certain Financial Projections

        As part of management's annual strategic discussions with our board of directors, management prepares a five-year projection for the business commonly referred to internally as the "growth model." The growth model contains projections of (i) revenues and pre-tax income for the Company's two reporting segments and for various lines of business within its global services segment and (ii) net income and earnings per share for the Company (as a whole). The growth model generally factors in management's assessment of (a) conditions expected to prevail in the various lines of business, (b) the Company's recent experience with the business lines, and (c) initiatives being undertaken by the Company that are designed to drive revenue growth and expense efficiencies.

        The growth model has been a reference point in discussions with CBRE regarding the value of the Company. The growth model was first disclosed to CBRE during the Company's 2005 discussions with CBRE. In April 2006, in connection with the Company's consideration of an acquisition, the growth model was updated on an interim basis (i) to reflect the Company's actual 2005 performance and to reflect the 2006 budget approved by the board, with growth rates then applied to the 2006 budget instead of the 2005 budget, (ii) to reflect changes to the Company's projected tax rate and share count, (iii) to make minor modifications to growth rates, (iv) to upwardly adjust our expectations of Savill's contribution to income in line with their 2005 actual results and (v) to include a calculation of EBITDA for the Company as a whole. CBRE was advised of the resulting changes to the growth model in early September, 2006. These projections were provided by the Company to Lazard in connection with its financial analyses and presentation to our board.

        Set forth below is a summary of the updated growth model:

	2006	2007	2008	2009	2010
	(in 000,000's except per share amounts)
Global Services
Revenues(1)	$985	$1,172	$1,371	$1,608	$1,890
Income before income taxes	86	106	130	160	190
Development and Investment
Revenues(1)	143	171	197	233	275
Income before income taxes	36	45	49	59	71
Company Consolidated
Revenues(1)	1,128	1,343	1,568	1,841	2,165
Income before income taxes	122	151	179	219	261
Net income	75	94	111	136	162
Earnings per share	2.04	2.53	3.00	3.67	4.39
EBITDA	145	178	205	246	290

(1)
For purposes of the growth model, the Company considers revenues to include (a) income from unconsolidated subsidiaries and (b) gains on disposition of real estate reclassified as income from discontinued operations in accordance with FAS 144 (neither of which are GAAP revenues).

        In connection with our board of directors' consideration of the proposed transaction with CBRE and an alternative acquisition on September 20 and 21, 2006, management referred to a set of projections (the "17.5% growth projections") that assumed the Company would post earnings per share of $2.00 for 2006 and that earnings per share would grow at the rate of 17.5% from 2007 through 2010. Prior to management's meeting with CBRE on September 18, 2006, and conference calls with CBRE on September 23, 2006, referred to in "Background of the Merger", CBRE was advised that the Company used the 17.5% growth projections for the Company's own analysis of its various strategic alternatives. Except for the assumptions noted above that were disclosed to CBRE, no other information regarding the 17.5% growth projections was provided to CBRE.

        On September 23, 2006, management of the Company provided to CBRE a "topside-adjusted forecast" for 2006, providing an updated projection for the Company's performance for 2006. Set forth below is a summary of the topside-adjusted forecast:

	Global Services	Development and Investment	Company Total
	(in 000,000's, except per share amounts)
2006 Income before income taxes	$79	$38	$117
2006 Earnings per share			$1.94
EBITDA			$142

        In discussions surrounding the topside adjusted forecast, Company representatives advised CBRE representatives that recent historical experience (for 2004 and 2005) would indicate that the Company generally tended to underestimate its ultimate full-year earnings per share in its topside adjusted forecasts prepared in the months leading up to year end.

        On October 17, 2006, in connection with the discussion of a business plan for the development and investment business as an independently managed subsidiary of CBRE, management of the Company indicated to CBRE that if management were then revising the growth model, management would shift $7 million of income before income taxes for the development and investment segment from 2007 into 2008.

        The Company makes public only very limited information as to future performance and does not provide specific or detailed information as to earnings or performance over an extended period. The foregoing projections are included in this proxy statement only because this information was provided to CBRE and Merger Sub during negotiations and to Lazard for use in preparation of its financial analyses. The projections were not prepared with a view to public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present operations in accordance with generally accepted accounting principles ("GAAP"), and our independent auditors have not examined or compiled the projections and accordingly assume no responsibility for them. The internal financial forecasts (upon which these projections were based in part) are, in general, prepared solely for internal use and other management decisions and are subjective in many respects and thus susceptible to interpretations and periodic revision based on actual experience and business developments.

        The projections also reflect numerous assumptions made by management including assumptions with respect to general business, economic, market and financial conditions and other matters including effective tax rates and interest rates and the anticipated amount of borrowings, all of which are difficult to predict and many of which are beyond the Company's control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate. There will be differences between actual and projected results, and actual results may be materially greater or less than those contained in the projections. The inclusion of the projections in this proxy statement should not be regarded as an indication that the Company or its representatives considered or consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such.

        The Company's management believes that the projections prepared were prepared in good faith at the time they were made; however, you should not assume that the projections continue to be accurate or reflective of management's current view. The projections were disclosed to CBRE, Merger Sub and their representatives at their request as a matter of due diligence and to Lazard for use in preparation of its financial analyses, and are included in this proxy statement on that account. None of the Company or any of its representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the projections, and none of them intends to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error.

Opinion of Lazard Frères & Co. LLC

        Under an agreement dated October 27, 2006, we formally retained Lazard to act as our investment banker in connection with the merger. As part of that engagement, we requested that Lazard evaluate the fairness, from a financial point of view, to the holders of our common stock of the consideration to be paid to such holders in the merger. Lazard delivered a written opinion to our board of directors, dated October 30, 2006, the date of the merger agreement, that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth therein, the $49.51 per share cash merger consideration was fair, from a financial point of view, to the holders of our common stock (other than the Company, CBRE or any subsidiary of CBRE and any shareholder who is entitled to demand and properly demands appraisal rights).

        The full text of the Lazard opinion is included as Annex B to this proxy statement and is incorporated into this proxy statement by reference. The description of the Lazard opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the Lazard opinion set forth in Annex B. You are urged to read the Lazard opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Lazard in connection with the opinion. Lazard's written opinion is directed to our board of directors and only addresses the fairness, from a financial point of view, to the holders of our common stock (other than the Company, CBRE or any subsidiary of CBRE and any shareholder who is entitled to demand and properly demands appraisal rights) of the $49.51 per share in cash merger consideration to be paid to such holders. Lazard's written opinion does not address the merits of the underlying decision by the Company to engage in the merger or any other aspect of the merger and does not constitute a recommendation to any stockholder as to how the stockholder should vote on any matter relating to the merger. Lazard's opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Lazard as of, October 30, 2006, the date of Lazard's opinion. Lazard assumes no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the opinion. The following is only a summary of the Lazard opinion. You are encouraged to read the entire opinion carefully.

        In connection with its opinion, Lazard:

  •
  reviewed the financial terms and conditions contained in the merger agreement;

  •
  analyzed certain historical publicly available business and financial information relating to us;

  •
  reviewed various financial forecasts and other data provided to Lazard by us relating to our business;

  •
  held discussions with members of our senior management with respect to our business and prospects;

  •
  reviewed public information with respect to certain other companies in lines of businesses Lazard believed to be generally comparable to our business;

  •
  reviewed the historical stock prices and trading volumes of our common stock; and

  •
  conducted such other financial studies, analyses and investigations as Lazard deemed appropriate.

        Lazard relied upon the accuracy and completeness of the foregoing information and has not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of our assets or liabilities or concerning our solvency or fair value. With respect to the financial forecasts, Lazard assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of our management as to our future financial performance. Lazard did not assume any responsibility for and expressed no view as to such forecasts or the assumptions on which they were based.

        In rendering its opinion, Lazard assumed, with our consent, that the merger would be completed on the terms described in the merger agreement provided to it, without any waiver or modification of any material terms or conditions by us and that obtaining the necessary regulatory approvals for the merger would not have an adverse effect on us or the merger. Lazard did not express any opinion as to any tax or other consequences that might result from the merger, nor does its opinion address any legal, tax, regulatory or accounting matters, as to which Lazard understood that we had obtained such advice we deemed necessary from qualified professionals. Lazard noted in its opinion that due to the limited number of public companies that are comparable to the Company, the limited number of transactions in the Company's industry, the lack of disclosure regarding transactions involving private companies in the Company's industry and the cyclicality in the industry, Lazard was unable to perform a meaningful precedent transactions analysis. In addition, Lazard analyzed, with our consent, the Company's minority interest in Savills plc based on the closing price of Savills ordinary shares on October 27, 2006, after giving effect to estimated taxes payable upon a sale of such shares.

        Lazard was not engaged to broadly solicit, and Lazard confirmed that it did not broadly solicit, other parties regarding a potential transaction with us, nor was Lazard requested to consider, and its opinion does not address, the relative merits of the merger as compared to any other transaction in which we might have engaged. Lazard does not express any opinion as to the price at which our common stock might trade subsequent to the announcement of the merger.

        The following is a brief summary of the material financial and comparative analyses that Lazard deemed to be appropriate in connection with rendering its opinion. The following summaries of financial analyses include information included in tabular format. You should read these tables together with the text of each summary. The tables alone do not constitute a complete description of the material financial analyses.

        Comparable public companies analysis.    Lazard reviewed and analyzed selected publicly available financial and other data of the following companies having businesses and trading characteristics that it deemed reasonably comparable to us:

  •
  CB Richard Ellis Group, Inc.;

  •
  Jones Lang LaSalle Incorporated; and

  •
  Savills plc.

        In performing these analyses, Lazard reviewed and analyzed certain financial information, implied multiples and market trading data relating to the selected comparable companies and compared such information to corresponding information for the Company. The estimated financial information for the selected public companies used by Lazard in its analysis was based on the Institutional Brokers' Estimate System's, commonly referred to as "I/B/E/S", consensus estimates or on recent research estimates published by certain Wall Street institutions. The historical financial information used by Lazard in its analysis was based on publicly available historical information. The financial information for the Company was based on information and estimates provided to Lazard by our management.

        For each of the selected public comparable companies, Lazard compared the enterprise value, that is, equity value plus debt and minority interest less cash and cash equivalents, of each company as a multiple of estimated earnings before interest, taxes, depreciation and amortization (commonly referred to as "EBITDA") for fiscal years 2006 and 2007. The results of the analysis were as follows:

	Enterprise Value as a Multiple of EBITDA
Company
	2006		2007
CB Richard Ellis Group, Inc.	11.6	x	10.5	x
Jones Lang LaSalle Incorporated	11.8		12.2
Savills plc	11.5		10.8

        For each of the selected public comparable companies, Lazard also compared closing prices per share of common stock for each company as of October 26, 2006 as a multiple of estimated earnings per share (commonly referred to as "EPS") for such company for fiscal years 2006 and 2007. The results of the analysis were as follows:

	Closing Share Price as a Multiple of EPS
Company
	2006		2007
CB Richard Ellis Group, Inc.	19.5	x	17.1	x
Jones Lang LaSalle Incorporated	18.4		19.7
Savills plc	16.8		15.2

        Applying a range of selected multiples derived from the analysis to the corresponding EBITDA and EPS data for the Company and taking into account the implied value of the Company's ownership interest in Savills based on the closing price of Savills ordinary shares on October 27, 2006, after giving effect to estimated taxes payable upon a sale of such shares, Lazard derived an implied per share equity reference range for the Company of $36.00 to $46.00 and $42.00 to $54.00 when taking into account a 20% takeover premium, as compared to the cash merger consideration of $49.51 per share in cash to be paid to the holders of our common stock in the merger.

        Discounted Cash Flow Analysis.    Based on publicly available research analysts' estimates, as well as the estimates of the Company's management, for fiscal years 2006 to 2011 for the Company, Lazard performed an analysis of the present value of the projected free cash flows that the Company could generate from 2006 through 2011. For purposes of this analysis, Lazard also estimated the terminal value of the Company by applying (a) net income exit multiples ranging from 15.0x to 17.0x to the Company's estimated net income for fiscal year 2011 and (b) EBITDA exit multiples ranging from 8.0x to 10.0x to the Company's estimated EBITDA for fiscal year 2011. The cash flows and terminal values were then discounted to present value using discount rates ranging from 12% to 14%. Based on the foregoing and taking into account the implied value of the Company's ownership interest in Savills based on the closing price of Savills ordinary shares on October 27, 2006, after giving effect to estimated taxes payable upon a sale of such shares, Lazard calculated an implied per share equity reference range for the Company of $38.00 to $48.00 based on publicly available research analysts' estimates for the Company and of $42.00 to $54.00 based on the Company's management estimates, as compared to the cash merger consideration of $49.51 per share in cash to be paid to the holders of our common stock in the merger.

        Miscellaneous.    The preparation of financial analyses is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and, therefore, is not necessarily susceptible to partial analysis or summary description. Selecting the portions of the analyses or the summary set forth above without considering the analyses as a whole could create an incomplete or misleading view of the process underlying Lazard's presentation to our board of directors. In formulating its presentation to our board of directors, Lazard considered the results of all of its analyses and did not attribute any particular weight to any factor or analyses considered by it; rather, Lazard formulated its presentation on the basis of its experience and professional judgment after considering the results of its analyses. No company used in the above analyses as a comparison is directly comparable to us or the transactions contemplated by the merger agreement or the merger. The analyses were prepared for the purpose of Lazard rendering advice to our board of directors in connection with its consideration of the merger, and those analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which may be significantly more or less favorable than set forth in the analyses. You should understand that estimates of values and forecasts of future results contained in the analyses, whether publicly available or provided by our management, were based on numerous assumptions and forecasts with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company and Lazard and are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses.

        In performing its analyses, Lazard made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters. Because those analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond our control or the control of our advisors, neither we, Lazard nor any other person assumes responsibility if future results or actual values are materially different from those forecasts or estimates contained in the analyses.

        In connection with Lazard's services as our board of directors' investment banker, we agreed to pay Lazard a fee of $8,500,000 payable upon the closing of the merger. We have also agreed to reimburse Lazard for its reasonable out-of-pocket expenses (including attorneys' fees) and to indemnify Lazard and certain related parties against certain liabilities under certain circumstances that may arise out of the rendering of its advice, including certain liabilities under U.S. federal securities laws.

        Lazard has provided and may currently or in the future provide investment banking services to the Company for which Lazard has received or may receive customary fees. Lazard has previously provided advisory services to us in connection with the exercise of our option to purchase shares in Savills, which closed in April 2005 and for which we paid Lazard a customary fee.

        Lazard, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. In addition, in the ordinary course of their respective businesses, affiliates of Lazard and LFCM Holdings LLC (an entity owned in large part by managing directors of Lazard) may actively trade the securities of the Company and/or the securities of CBRE for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

        Lazard is an internationally recognized investment banking firm providing a full range of financial advisory and securities services. Lazard was selected to act as investment banker to our board of directors because of its qualifications, expertise and reputation in investment banking and mergers and acquisitions, as well as its familiarity with the Company.

        Lazard prepared these analyses for the purpose of providing an opinion to our board of directors as to the fairness, from a financial point view, of the $49.51 per share cash merger consideration to be received by the holders of our common stock. The $49.51 per share in cash consideration to be received by the holders of the Company common stock pursuant to the merger agreement was determined through arm's-length negotiations between the Company and CBRE and was approved by our board of directors. Lazard did not recommend any specific merger consideration to the Company or that any given merger consideration constituted the only appropriate merger consideration for the merger.

        As described above, the opinion of Lazard was one of many factors taken into consideration by our board of directors in making the determination to approve the merger and the merger agreement. Consequently, the analyses described above should not be viewed as determinative of the opinion of our board of directors with respect to the merger consideration of $49.51 per share in cash or of whether our board of directors would have been willing to agree to a different merger consideration. Additionally, Lazard's opinion is not intended to confer any rights or remedies upon any employee or creditor of the Company.

Effects on the Company if the Merger is Not Completed

        In the event that the merger agreement is not approved and adopted by the Company's stockholders or if the merger is not completed for any other reason, stockholders will not receive any payment for their shares in connection with the merger. Instead, the Company will remain an independent public company and its common stock will continue to be listed and traded on the NYSE for as long as it meets the listing requirements of that exchange. In addition, if the merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that the Company's stockholders will continue to be subject to the same risks and opportunities as they currently are, including, among other things, the nature of the real estate industry on which the Company's business largely depends, and general economic and market conditions. Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares. From time to time, our board of directors will evaluate and review the business operations, properties, dividend policy and capitalization of the Company (among other things), make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to maximize stockholder value including acquisitions of other real estate services companies. If the merger agreement is not approved and adopted by the Company's stockholders or if the merger is not completed for any other reason, we cannot assure you that any other transaction acceptable to the Company will be offered or that the business, prospects or results of operations of the Company will not be adversely impacted.

Financing

        The Company and CBRE estimate that the total amount of funds necessary to complete the merger and the related transactions will be approximately $[            ], which includes approximately:

  •
  $[            ] million to be paid out to the Company's stockholders, option holders and             holders of performance unit awards;

  •
  $[            ] million which may be utilized to refinance certain indebtedness;

  •
  $[            ] million to be paid out to employees of the Company pursuant to severance and change of control arrangements; and

  •
  $[            ] million to pay related fees and expenses in connection with the merger, the financing arrangements and the transactions described in this paragraph.

These payments are expected to be funded by a combination of debt financing and available cash of CBRE and Merger Sub.

  Debt Financing

        General.    CBRE Services has received a debt commitment letter, dated as of October 30, 2006, from Credit Suisse Securities (USA) LLC and Credit Suisse Cayman Islands Branch (collectively, "Credit Suisse"), for to up to a $2,800,000,000 senior secured loan facility, consisting of (a) two term loan facilities in an aggregate principal amount of up to $2,200,000,000 and (b) a $600,000,000 revolving loan facility (which will be utilized to replace the existing senior secured revolving credit facility of CBRE Services if the existing facility is not amended to permit the merger and financing thereof) (together, the "facilities"). The facilities contemplated by the debt financing commitment are conditioned on the merger being completed, as well as other conditions being satisfied.

        Conditions.    The availability of the facilities is subject to, among other things:

  •
  there not having occurred since the date of the merger agreement, any "Company Material Adverse Effect" as defined in the merger agreement (Please read "The Merger Agreement—Representations and Warranties");

  •
  the satisfaction of the closing conditions contained in the merger agreement relating to the accuracy of the Company's representations and warranties contained in the merger agreement (Please read "The Merger Agreement—Conditions Precedent);

  •
  Credit Suisse having received unaudited consolidated financial statements prepared in accordance with generally accepted accounting principles of each of CBRE and the Company for each fiscal quarter ended after December 31, 2005 and at least 45 days before completion of the merger;

  •
  Credit Suisse having received pro forma financial statements as of and for the twelve-month period ending on the last day of the most recently completed fiscal quarter ended at least 45 days before completion of the merger;

  •
  Credit Suisse having been provided a period of at least 30 days to attempt to syndicate the debt facilities after Credit Suisse's receipt of the required financial statements, provided, that the closing of the merger may not occur prior to December 18, 2006 or on any day from and including December 21, 2006 to and including January 2, 2007;

  •
  Credit Suisse's reasonable satisfaction that, prior to and during the syndication of the facilities, there will be no competing issues of debt securities or commercial bank or other credit facilities of CBRE, the Company or their respective subsidiaries being announced, offered, placed or arranged;

  •
  the negotiation, execution and delivery of definitive documentation with respect to the facilities reasonably satisfactory to Credit Suisse and its counsel;

  •
  CBRE Services' payment of all fees and other amounts due or under the debt commitment letter, to the extent invoiced prior to the closing date; and

  •
  the accuracy in all material respects at the closing date of specified other customary representations of the Company related to the facilities.

        The debt commitment letter expires at 5:00 p.m., New York City time, on May 7, 2007, unless the end date (as defined in the merger agreement) is extended to August 6, 2007, in which case the debt commitment letter will expire on August 6, 2007. The documentation governing the facilities has not been finalized and, accordingly, the actual terms of the facilities may differ from those described in this proxy statement.

        CBRE and Merger Sub have agreed to use reasonable efforts to obtain debt financing on the terms and conditions described in the debt commitment letter. In the event that any portion of the financing contemplated by the debt commitment letter will not be available to CBRE or Merger Sub to complete the transactions contemplated by the merger agreement, CBRE or Merger Sub must use their reasonable efforts to arrange alternate financing for the transactions contemplated by the merger agreement, provided, that the terms and conditions of such alternate financing in the aggregate are not materially less favorable to CBRE and Merger Sub have than those contemplated by the debt commitment letter.

        The Merger Agreement does not condition CBRE's obligation to complete the merger on the receipt by CBRE of the necessary debt financing. However, CBRE is not required to complete the merger until the expiration of the "marketing period," as defined in the merger agreement. Please see "The Merger Agreement—Effective Time."

Interests of the Company's Directors and Executive Officers in the Merger

        In considering the recommendation of the Company's board of directors with respect to the merger, you should be aware that some of the Company's directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. These interests may present them with actual or potential conflicts of interest, and these interests, to the extent material, are described below. The Company's board of directors was aware of these interests and considered them, among other matters, in approving and adopting the merger agreement.

  Treatment of Stock Options

        As of October 25, 2006, there were 1,721,718 shares of our common stock subject to stock options granted under our 1997 Option Plan and our Long-Term Incentive Plan (together, the "Company Stock Plans") to our current executive officers and directors. At the effective time of the merger, each outstanding stock option will automatically be converted into the right to receive, upon the vesting and exercise of such option in accordance with its terms, a cash payment, without interest and less applicable tax withholding, equal to the product of:

  •
  the number of shares of our common stock subject to the option as of the effective time of the merger, multiplied by

  •
  the excess, if any, of $49.51 over the exercise price per share of common stock subject to such option.

        All options held by the Company's directors and executive officers have previously vested. The following table summarizes options held by our executive officers and directors as of October 25, 2006 and the consideration (not taking into account any applicable tax or other withholding) that each of them will receive pursuant to the merger agreement in connection with the cancellation of their options:

	No. of Shares Underlying Options(1)	Weighted Average Exercise Price of Options(1)	Resulting Consideration(2)
Directors:
William F. Concannon(3)	358,727	$13.38	$12,960,044
James R. Erwin	37,925	$13.27	$1,374,572
Curtis F. Feeny	30,539	$10.80	$1,182,019
Jeffrey M. Heller	37,925	$13.27	$1,374,572
Rowland T. Moriarty	37,925	$13.27	$1,374,572
Michael A. Moses	0	$0	$0
Robert E. Sulentic(4)	465,518	$13.29	$16,859,924
J. McDonald Williams	52,327	$14.84	$1,814,308
Executive Officers:
E. Stevenson Belcher	30,500	$12.22	$1,137,205
James R. Groch	160,460	$14.24	$5,658,951
Matthew S. Khourie	90,412	$14.22	$3,190,521
Michael J. Lafitte	45,418	$14.67	$1,582,247
Derek R. McClain	204,797	$13.45	$7,385,436
Diane S. Paddison	0	$0	$0
T. Christopher Roth	154,870	$13.72	$5,542,846
John A. Stirek	14,375	$13.90	$511,894

(1)
All options held by the Company's executive officers and directors have previously vested.

(2)
The amounts set forth in this "Resulting Consideration" column are calculated based on the actual exercise prices underlying the related options, as opposed to the weighted average exercise price per share for the options.

(3)
Mr. Concannon also serves as the vice-chairman of the Company, which is an executive officer position of the Company.

(4)
Mr. Sulentic also serves as the chief executive officer of the Company.

  Treatment of Restricted Stock

        As of October 25, 2006, there were 814,179 shares of restricted stock outstanding and held by our executive officers and directors under our Long-Term Incentive Plan. Under the terms of the merger agreement, at the effective time of the merger, each outstanding share of our restricted stock will be converted into the right to receive a cash payment of $49.51 per share of restricted stock, without interest and less any applicable tax withholding, payable as soon as administratively feasible following the vesting or the lapse of restrictions on such restricted stock. Any payments will remain subject to the same terms and conditions (including vesting) as currently in effect with respect to such restricted stock. Any shares of restricted stock that vest at the effective time of the merger will be treated as shares of our outstanding common stock and will be converted into the right to receive the merger consideration at the effective time of the merger, less any applicable tax withholding. The restricted stock of all of our executive officers, other than E. Stevenson Belcher, fully vests at the completion of the merger.

        The following table summarizes the restricted stock held by our executive officers and directors as of October 25, 2006 and the consideration (not taking into account any applicable tax or other withholding) that each of them will ultimately receive pursuant to the merger agreement in connection with such shares of restricted stock:

	No. of Shares of Restricted Stock	Resulting Consideration
Directors:
William F. Concannon(1)	83,161	$4,117,301
James R. Erwin	0	$0
Curtis F. Feeny	0	$0
Jeffrey M. Heller	0	$0
Rowland T. Moriarty	0	$0
Michael A. Moses	0	$0
Robert E. Sulentic(2)	159,358	$7,889,815
J. McDonald Williams	0	$0
Executive Officers:
E. Stevenson Belcher	59,595	$2,950,548
James R. Groch	91,972	$4,553,534
Matthew S. Khourie	64,942	$3,215,278
Michael J. Lafitte	85,581	$4,237,115
Derek R. McClain	66,643	$3,299,495
Diane S. Paddison	58,643	$2,903,415
T. Christopher Roth	72,142	$3,571,750
John A. Stirek	72,142	$3,571,750

(1)
Mr. Concannon also serves as the vice-chairman of the Company, which is an executive officer position of the Company.

(2)
Mr. Sulentic also serves as the chief executive officer of the Company.

        The Company has amended each agreement that was entered into on August 9, 2006 granting shares of restricted stock to each of the executive officers listed above. The amendment provides that the performance requirements set forth in such restricted stock agreement will be deemed satisfied if the merger occurs. The following table sets forth the number of restricted shares covered by each of the amendments which are included in the aggregate number of restricted shares indicated in the previous table:

No. of Restricted Shares
Executive Officers:
E. Stevenson Belcher	8,553
William F. Concannon	17,763
James R. Groch	21,053
Matthew S. Khourie	14,474
Michael J. Lafitte	19,079
Derek R. McClain	11,184
Diane S. Paddison	11,184
T. Christopher Roth	14,474
John A. Stirek	14,474
Robert E. Sulentic	29,605

  Treatment of Stock-Based Performance Unit Awards

        As of October 25, 2006, stock-based performance unit awards representing 34,424 shares of our common stock had been issued and were outstanding and fully vested under our Long-Term Incentive Plan. These stock-based performance units may be settled in cash, stock or a combination of both.

        At the effective time, each of these outstanding stock-based performance unit awards will be converted into the right to receive $49.51 in cash, without interest and less applicable tax withholding. However, the cash payment applicable to each stock-based performance unit award will be paid by the surviving corporation at such time and in accordance with the provisions set forth in the applicable award agreement between us and the holder of such performance unit award.

        The following table summarizes the stock-based performance unit awards held by our executive officers and directors as of October 25, 2006 and the value that each of them would receive at the completion of the merger if such stock-based performance unit awards were converted into the right to receive the merger consideration of $49.51 in cash:

	No. of Shares Represented by Performance Unit Awards	Resulting Consideration
Directors:
William F. Concannon(1)	0	$0
James R. Erwin	10,685	$529,014
Curtis F. Feeny	6,763	$334,836
Jeffrey M. Heller	10,685	$529,014
Rowland T. Moriarty	0	$0
Michael A. Moses(2)	5,107	$252,848
Robert E. Sulentic(3)	0	$0
J. McDonald Williams(2)	1,184	$58,620
Executive Officers:
E. Stevenson Belcher	0	$0
James R. Groch	0	$0
Matthew S. Khourie	0	$0
Michael J. Lafitte	0	$0
Derek R. McClain	0	$0
Diane S. Paddison	0	$0
T. Christopher Roth	0	$0
John A. Stirek	0	$0

(1)
Mr. Concannon also serves as the vice-chairman of the Company, which is an executive officer position of the Company.

(2)
Mr. Williams has elected to receive cash and Mr. Moses has elected to receive part cash and part stock.

(3)
Mr. Sulentic also serves as the chief executive officer of the Company.

  Treatment of Cash-Based Performance Unit Awards

        From time to time, we have awarded cash-based performance unit awards (which may only be settled in cash) to our executive officers under our Long-Term Incentive Plan. Each of the executive officers listed below has entered into an amendment to the agreement that was entered into on August 9, 2006 granting cash-based performance unit awards to such executive officer. The amendment provides that certain performance requirements set forth in such performance unit awards will be satisfied if the merger occurs. The following table sets forth the "target value" of cash-based performance unit awards covered by each of such amendments:

Executive Officers:	Aggregate "Target Value" of Cash Performance Unit Awards Subject to Acceleration
E. Stevenson Belcher	$420,000
William F. Concannon	$577,500
James R. Groch	$495,000
Matthew S. Khourie	$465,000
Michael J. Lafitte	$525,000
Derek R. McClain	$465,000
Diane S. Paddison	$343,750
T. Christopher Roth	$465,000
John A. Stirek	$465,000
Robert E. Sulentic	$940,000

        The amount that will be payable to each of the above-listed executive officers in respect of their cash-based performance unit awards has not yet been determined and will not be determined until after the 2006 performance year is complete and the Company's financial results for the 2006 performance year are available. The amounts payable in connection with these performance unit awards will be bonuses pursuant to the terms of the 2006 Annual Bonus Plan described below and will be based in part on the financial performance of the Company and in part on a subjective assessment of the performance of each executive officer. If the amounts payable in connection with such performance unit awards are determined prior to the effective time of the merger, these determinations will be made by the compensation committee of our board of directors. If the amounts payable in connection with such performance unit awards are determined after the effective time of the merger, these determinations will be made by the members of CBRE's board of directors who were previously members of our board of directors. While the amounts that will be paid in connection with these performance unit awards cannot be reasonably estimated as of the date of this proxy statement, the annual cash incentive payments made to our executive officers with respect to the 2005 performance year ranged from 118% to 235% of the targeted amount of their annual cash incentive compensation.

  Severance Arrangements

        Several of our current executive officers have entered into agreements with us that contain change of control termination protection provisions, the payments under which vary in amount and according to whether or not "good reason" or "cause" exists under such employment agreements and the timing of any termination thereunder. The closing of the merger under the merger agreement will be considered a change of control under such employment agreements. The change of control termination provisions in (a) the employment agreements for nine of our executive officers and (b) the change of control agreement for one of our executive officers are summarized below:

        Robert E. Sulentic.    If we experience a change in control and Mr. Sulentic's employment is terminated on or within two years thereafter by us without cause, by Mr. Sulentic for good reason, or upon our election not to renew Mr. Sulentic's employment, Mr. Sulentic is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits and investment plan participation amounts: (i) cash payments in the amounts of three times (a) Mr. Sulentic's highest annual base salary for the preceding 12 months, and (b) one-half of Mr. Sulentic's mean annual bonus for the preceding three years plus one-half of Mr. Sulentic's current annual bonus target; (ii) cash payments in the amounts of (a) the unvested portion of any matching contribution account under our 401(k) plan, and (b) three times our matching contribution under our 401(k) plan for the calendar year prior to the year in which the termination occurs; (iii) continuing coverage under our health plan for three years, with the active employee cost to be paid by Mr. Sulentic; (iv) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; (v) expenses for enrollment in an outplacement program for up to 12 months; and (vi) continued vesting of all awards granted after a change in control under our Long-Term Incentive Plan for a period of two years. Mr. Sulentic also may terminate his employment no later than the seventh calendar month following a change in control and receive the compensation and benefits described above in this paragraph. Upon a change in control, all awards held by Mr. Sulentic pursuant to our equity incentive plans will automatically vest and become exercisable.

        William F. Concannon.    If we experience a change in control and Mr. Concannon's employment is terminated on or within two years thereafter by us without cause, by Mr. Concannon for good reason or upon our election not to renew Mr. Concannon's employment, then Mr. Concannon is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits and investment plan participation amounts: (i) cash payments in the amounts of two and one-half times (a) Mr. Concannon's highest annual base salary for the preceding 12 months, and (b) one-half of Mr. Concannon's mean annual bonus for the preceding three years plus one-half of Mr. Concannon's current annual bonus target; (ii) cash payments in the amounts of (a) the unvested potion of any matching contribution account under our 401(k) plan, and (b) two and one-half times our matching contribution under our 401(k) plan for the calendar year prior to the year in which the termination occurs; (iii) continuing coverage under our health plan for two and one-half years, with the active employee cost to be paid by Mr. Concannon; (iv) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; (v) expenses for enrollment in an outplacement program for up to 12 months; and (vi) continued vesting of all equity awards granted under our Long-Term Incentive Plan for a period of 18 months after termination. Upon a change in control, all awards held by Mr. Concannon pursuant to our equity incentive plans will automatically vest and become exercisable.

        James R. Groch.    If we experience a change in control and Mr. Groch's employment is terminated on or within two years thereafter by us without cause, by Mr. Groch for good reason or upon our election not to renew Mr. Groch's employment, Mr. Groch is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits and investment plan participation amounts: (i) cash payments in the amounts of two and one-half times (a) Mr. Groch's highest annual base salary for the preceding 12 months, and (b) one-half of Mr. Groch's mean annual bonus for the preceding three years plus one-half of Mr. Groch's current annual bonus target; (ii) cash payments in the amounts of (a) the unvested portion of any matching contribution account under our 401(k) plan, and (b) two and one-half times our matching contribution under our 401(k) plan for the calendar year prior to the year in which the termination occurs; (iii) continuing coverage under our health plan for two and one-half years, with the active employee cost to be paid by Mr. Groch; (iv) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; (v) expenses for enrollment in an outplacement program for up to 12 months; and (vi) continued vesting of all awards granted after a change in control under our Long-Term Incentive Plan for a period of 18 months. Mr. Groch also may terminate his employment no later than the seventh calendar month following a change in control and receive the compensation and benefits described above in this paragraph. Upon a change in control, all awards held by Mr. Groch pursuant to our equity incentive plans will automatically vest and become exercisable.

        Matthew S. Khourie.    If we experience a change in control and Mr. Khourie's employment is terminated on or within two years thereafter by us without cause, by Mr. Khourie for good reason or upon our election not to renew Mr. Khourie's employment, Mr. Khourie is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits and investment plan participation amounts: (i) cash payments in the amounts of two and one-half times (a) Mr. Khourie's highest annual base salary for the preceding 12 months, and (b) one-half of Mr. Khourie's mean annual bonus for the preceding three years plus one-half of Mr. Khourie's current annual bonus target; (ii) cash payments in the amounts of (a) the unvested portion of any matching contribution account under our 401(k) plan, and (b) two and one-half times our matching contribution under our 401(k) plan for the calendar year prior to the year in which the termination occurs; (iii) continuing coverage under our health plan for two and one-half years, with the active employee cost to be paid by Mr. Khourie; (iv) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; (v) expenses for enrollment in an outplacement program for up to 12 months; and (vi) continued vesting of all awards granted after a change in control under our Long-Term Incentive Plan for a period of 18 months. Upon a change in control, all awards held by Mr. Khourie pursuant to our equity incentive plans will automatically vest and become exercisable.

        Michael J. Lafitte.    If we experience a change in control and Mr. Lafitte's employment is terminated on or within two years thereafter by us without cause, by Mr. Lafitte for good reason or upon our election not to renew Mr. Lafitte's employment, Mr. Lafitte would be entitled to substantially the same severance benefits as described for Mr. Concannon above.

        T. Christopher Roth.    If we experience a change in control and Mr. Roth's employment is terminated on or within two years thereafter by us without cause, by Mr. Roth for good reason or upon our election not to renew Mr. Roth's employment, Mr. Roth would be entitled to substantially the same severance benefits as described for Mr. Concannon above.

        John A. Stirek.    If we experience a change in control and Mr. Stirek's employment is terminated on or within two years thereafter by us without cause, by Mr. Stirek for good reason or upon our election not to renew Mr. Stirek's employment, Mr. Stirek would be entitled to substantially the same severance benefits as described for Mr. Concannon above.

        E. Stevenson Belcher.    If we experience a change in control and Mr. Belcher's employment is terminated on or within two years thereafter by us without cause or by Mr. Belcher for good reason, Mr. Belcher is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits, and investment plan participation amounts: (i) cash payments in the amounts of the sum of (a) Mr. Belcher's highest annual base salary for the preceding 12 months, and (b) one-half of Mr. Belcher's mean annual bonus for the preceding three years plus one-half of Mr. Belcher's current annual bonus target; (ii) cash payments in the amounts of (a) the unvested portion of any matching contribution account under our 401(k) plan, and (b) our matching contribution under our 401(k) plan for the calendar year prior to the year in which the termination occurs; (iii) continuing coverage under our health plan for one year, with the active employee cost to be paid by Mr. Belcher; (iv) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; and (v) expenses in an amount not to exceed $15,000 for enrollment in an outplacement program for up to 12 months. Upon a change in control, if Mr. Belcher's employment is terminated on or within two years thereafter by us without cause or by Mr. Belcher for good reason all awards held by Mr. Belcher pursuant to our equity incentive plans will automatically vest and become exercisable.

        Derek R. McClain.    If we experience a change in control and Mr. McClain's employment is terminated on or within two years thereafter by us without cause, by Mr. McClain for good reason or upon our election not to renew Mr. McClain's employment, Mr. McClain would be entitled to substantially the same severance benefits as described for Mr. Groch above.

        Diane S. Paddison.    If we experience a change in control and Ms. Paddison's employment is terminated on or within two years thereafter by us without cause, by Ms. Paddison for good reason or upon our election not to renew Ms. Paddison's employment, then Ms. Paddison is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits and investment plan participation amounts: (i) cash payments in the amounts of two times (a) Ms. Paddison's highest annual base salary for the preceding 12 months, and (b) one-half of Ms. Paddison's mean annual bonus for the preceding three years plus one-half of Ms. Paddison's current annual bonus target; (ii) continuing coverage under our health plan for two and one-half years, with the active employee cost to be paid by Ms. Paddison; (iii) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; (iv) expenses for enrollment in an outplacement program for up to 12 months; and (v) continued vesting of all equity awards granted under our Long-Term Incentive Plan for a period of 18 months after termination. Upon a change in control, all awards held by Ms. Paddison pursuant to our equity incentive plans will automatically vest and become exercisable.

        Each employment agreement and Mr. Belcher's change of control agreement also contains a tax gross-up provision whereby if the executive officer incurs any excise tax by reason of his or her receipt of any payment that constitutes an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the executive officer will receive a gross-up payment in an amount that would place the executive officer in the same after-tax position that he or she would have been in if no excise tax had applied.

        The following table shows the amount of total potential cash severance payable to our current executive officers, assuming the merger was completed and the employment of the executive officer was terminated as of October 31, 2006. The table also shows the estimated value of continuing coverage and other benefits under the Company's group health, dental and life insurance plans to each such executive officer and the estimated value of outplacement enrollment benefits and any other benefits. The estimates are subject to change based on the date of termination of the executive officer.

	Amount of Total Potential Cash Severance Payment(1)	Estimated Value of Benefits
Executive Officers:
E. Stevenson Belcher	$1,187,500	$28,884
William F. Concannon	$3,051,042	$63,940
James R. Groch	$3,083,333	$63,280
Matthew S. Khourie	$2,519,201	$64,870
Michael J. Lafitte	$3,170,833	$63,940
Derek R. McClain	$2,543,750	$63,940
Diane S. Paddison	$1,870,284	$63,940
T. Christopher Roth	$2,775,001	$64,870
John A. Stirek	$2,775,001	$63,940
Robert E. Sulentic	$4,853,333	$72,844

(1)
Excludes the value of acceleration and vesting of equity awards, as reported separately herein, and unpaid base salary as of the date of termination.

  2006 Annual Principal Bonus Plan

        On October 30 2006, we adopted the 2006 Annual Principal Bonus Plan (the "2006 Bonus Plan"), that will reward eligible participants (defined below) for their contributions to our performance during the year 2006. The 2006 Bonus Plan provides that a bonus pool (defined below) will be allocated among eligible participants and paid no later than March 15, 2007. The 2006 Bonus Plan is merely intended to provide that the annual cash incentive plan for certain of our senior executive employees is administered with respect to the 2006 performance year in the same manner as it was with respect to the 2005 performance year.

        The 2006 Bonus Plan covers "participants," which includes individuals who, after December 31, 2005 and before January 1, 2007, were principals, managing directors, senior managing directors, operating committee members or executive committee members. However, if, after the effective time of the merger and prior to the allocation of the bonus pool, no member of our current board is on the board of CBRE, then the term "participant" will exclude brokers, employees who are eligible for the development incentive and employees who work in certain cities.

        Only "eligible participants" will receive an allocation of the bonus pool. An eligible participant is: (a) prior to the effective time of the merger, a participant designated by our compensation committee; and (b) after the effective time of the merger, a participant who (i) is an employee of the surviving corporation, CBRE or their subsidiaries at the time of payment of the bonus, or (ii) is terminated without cause.

        The bonus pool will be allocated among eligible participants: (a) in accordance with the determination of the compensation committee of our board if such allocation is made prior to the effective time of the merger; (b) in accordance with the determination of the former members of our board then serving on the board of CBRE if such allocation is made after the effective time of the merger; and (c) according to a set formula if such allocation is made after the effective time of the merger and no former member of our board is then serving on the board of CBRE.

        The bonus pool will be an amount equal to 22% of the difference between (a) the sum of (i) our 2006 consolidated net income before income taxes, and (ii) the aggregate amount accrued of non-reimbursed bonuses payable with respect to services provided in 2006, and (b) the aggregate amount of bonuses payable to individuals who work in certain "hybrid" cities for services provided in 2006 that were due to the earnings of our global services division.

        If the closing of the merger occurs prior to December 31, 2006, the bonus pool is to be calculated as if the merger did not occur and we continued as a separate entity. Bonuses paid on account of earnings of our global services business to participants working in certain "hybrid" cities will be deemed to be paid from the bonus pool.

        Prior to the effective time of the merger, our compensation committee may amend or terminate the 2006 Bonus Plan. Following such time, the 2006 Bonus Plan cannot be amended or terminated unless all former members of our board then serving on the board of CBRE consent, and if no such directors remain, the 2006 Bonus Plan cannot be amended or terminated by the board of CBRE. The 2006 Bonus Plan will terminate automatically upon the termination of the merger agreement or after all eligible participants have received the amounts due to them.

        Our executive officers may participate in the 2006 Bonus Plan and the target bonus amounts of each of our executive officers are described above under "Treatment of Cash-Based Performance Unit Awards."

  New Management Arrangements

        In connection with the merger, certain of our executive officers have entered into with CBRE amendments to their existing employment agreements with the Company pursuant to which CBRE agreed to assume their employment agreements at the effective time of the merger and make certain amendments thereto and their employment is contemplated to continue with CBRE after the completion of the merger. The material terms of such amendments are summarized below:

        Robert E. Sulentic.    On October 30, 2006, Mr. Sulentic entered into an amendment to his employment agreement to be effective as of the effective time of the merger. Pursuant to the terms of the amendment, the term of the employment agreement will be extended to October 30, 2008 and Mr. Sulentic's title will be Group President of Asia Pacific Operations, EMEA Operations and D&I Operations of CBRE Inc. Ellis, Inc. ("CBRE Inc."). In addition, at the effective time of the merger, Mr. Sulentic will be appointed to the global executive board of CBRE Inc. and will be appointed to the board of directors of CBRE. The amendment provides that Mr. Sulentic's initial base salary will be $600,000, which will be subject to review in the same manner as other similarly situated executives of CBRE Inc., but in no event will the base salary be less than the initial base salary set forth above. Mr. Sulentic will also be eligible to receive annual bonus payments, which will have a bonus target amount of no less than $750,000 annually. Mr. Sulentic will be eligible to receive a one time bonus in an amount of up to $300,000 for his assistance in facilitating the integration of our development and investment business which bonus amount will be determined in the discretion of Chief Executive Officer of CBRE Inc. Mr. Sulentic will be eligible to receive equity incentive awards and such awards will be structured and awarded in the same manner as other similarly situated executives of CBRE Inc. The amendment provides that upon the effective time of the merger, all provisions in the employment agreement, as amended, that are triggered by a change in control will become effective, subject to the terms of the amendment and will remain in effect until the expiration of the employment term. If the merger agreement is terminated before the effective time of the merger, the amendment will automatically terminate and be void and the employment agreement will continue in accordance with its terms.

        William F. Concannon.    On October 30, 2006, Mr. Concannon entered into an amendment to his employment agreement to be effective as of the effective time of the merger. Pursuant to the terms of the amendment, the term of the employment agreement will be extended to December 31, 2009 and Mr. Concannon's title will be Vice Chairman, Global Services of CBRE Inc. In addition, at the effective time of the merger, Mr. Concannon will be appointed to the global executive board of CBRE Inc. The amendment provides that Mr. Concannon's initial base salary will be $500,000, which will be subject to review in the same manner as other similarly situated executives of CBRE Inc., but in no event will the base salary be less than the initial base salary set forth above. Mr. Concannon will also be eligible to receive annual bonus payments, which will be no less than $725,000 for the year 2007 and will have a bonus target amount of no less than $500,000 annually for each of the years 2007, 2008 and 2009. Upon the effective time of the merger, CBRE will grant to Mr. Concannon restricted shares of CBRE's common stock with an aggregate fair market value of $2.0 million, which will vest in four substantially equal installments beginning on December 30, 2007. Mr. Concannon is also required to purchase an aggregate of $500,000 of CBRE common stock in connection with the grant of restricted shares and may not sell more than 25% of such purchased shares annually, else certain of the granted restricted shares will be forfeited. All other equity incentive awards will be structured and awarded in the same manner as other similarly situated executives of CBRE Inc., but in any event, such awards will have an aggregate fair market value of at least $675,000 annually for the years 2008 and 2009. The amendment provides that upon the effective time of the merger, all provisions in the employment agreement, as amended, that are triggered by a change in control will become effective, subject to the terms of the amendment and will remain in effect until the expiration of the employment term. If the merger agreement is terminated before the effective time of the merger, the amendment will automatically terminate and be void and the employment agreement will continue in accordance with its terms.

        James R. Groch.    On October 30, 2006, Mr. Groch entered into an amendment to his employment agreement to be effective as of the effective time of the merger. Pursuant to the terms of the amendment, the term of the employment agreement will be extended to December 31, 2009 and Mr. Groch's title will be Chief Investment Officer and President of Funds and Investment Management, Trammell Crow Company. In addition, at the effective time of the merger, Mr. Groch will be appointed to the global executive board of CBRE Inc. The amendment provides that Mr. Groch's initial base salary will be $330,000, which will be subject to review in the same manner as other similarly situated executives of CBRE Inc., but in no event will the base salary be less than the initial base salary set forth above. Mr. Groch will also be eligible to receive annual bonus payments, which, subject to the terms of the amendment, will be no less than $950,000 annually for the years 2007, 2008 and 2009. Upon the effective time of the merger, CBRE will grant to Mr. Groch restricted shares of CBRE's common stock with an aggregate fair market value of $2.0 million, which will vest in four substantially equal installments beginning on December 30, 2007. Mr. Groch is also required to purchase an aggregate of $500,000 of CBRE common stock in connection with the grant of restricted shares and may not sell more than 25% of such purchased shares annually, else certain of the granted restricted shares will be forfeited. All other equity incentive awards will be structured and awarded in the same manner as other similarly situated executives of CBRE Inc., but in any event, such awards will have an aggregate fair market value of at least $800,000 annually for the years 2008 and 2009. The amendment provides that upon the effective time of the merger, all provisions in the employment agreement, as amended, that are triggered by a change in control will become effective, subject to the terms of the amendment and will remain in effect until the expiration of the employment term. If the merger agreement is terminated before the effective time of the merger, the amendment will automatically terminate and be void and the employment agreement will continue in accordance with its terms.

        Matthew S. Khourie.    On October 30, 2006, Mr. Khourie entered into an amendment to his employment agreement to be effective as of the effective time of the merger. Pursuant to the terms of the amendment, the term of the employment agreement will be extended to December 31, 2009 and Mr. Khourie's title will be President—Central United States, Trammell Crow Company. The amendment provides that Mr. Khourie's initial base salary will be $310,000, which will be subject to review in the same manner as other similarly situated executives of CBRE Inc., but in no event will the base salary be less than the initial base salary set forth above. Mr. Khourie will also be eligible to receive annual bonus payments, which, subject to the terms of the amendment, will be no less than $800,000 annually for the years 2007, 2008 and 2009. Upon the effective time of the merger, CBRE will grant to Mr. Khourie restricted shares of CBRE's common stock with an aggregate fair market value of $2.0 million, which will vest in four substantially equal installments beginning on December 30, 2007. Mr. Khourie is also required to purchase an aggregate of $500,000 of CBRE common stock in connection with the grant of restricted shares and may not sell more than 25% of such purchased shares annually, else certain of the granted restricted shares will be forfeited. All other equity incentive awards will be structured and awarded in the same manner as other similarly situated executives of CBRE Inc., but in any event, such awards will have an aggregate fair market value of at least $550,000 annually for the years 2008 and 2009. The amendment provides that upon the effective time of the merger, all provisions in the employment agreement, as amended, that are triggered by a change in control will become effective, subject to the terms of the amendment and will remain in effect until the expiration of the employment term. If the merger agreement is terminated before the effective time of the merger, the amendment will automatically terminate and be void and the employment agreement will continue in accordance with its terms.

        Michael J. Lafitte.    On October 30, 2006, Mr. Lafitte entered into an amendment to his employment agreement to be effective as of the effective time of the merger. Pursuant to the terms of the amendment, the term of the employment agreement will be extended to December 31, 2009 and Mr. Lafitte's title will be President, Global Services of CBRE Inc. In addition, at the effective time of the merger, Mr. Lafitte will be appointed to the global executive board of CBRE Inc. The amendment provides that Mr. Lafitte's initial base salary will be $500,000, which will be subject to review in the same manner as other similarly situated executives of CBRE Inc., but in no event will the base salary be less than the initial base salary set forth above. Mr. Lafitte will also be eligible to receive annual bonus payments, which will be no less than $800,000 for the year 2007 and will have a bonus target amount of no less than $500,000 annually for each of the years 2007, 2008 and 2009. Upon the effective time of the merger, CBRE will grant to Mr. Lafitte restricted shares of CBRE's common stock with an aggregate fair market value of $2.0 million, which will vest in four substantially equal installments beginning on December 30, 2007. Mr. Lafitte is also required to purchase an aggregate of $500,000 of CBRE common stock in connection with the grant of restricted shares and may not sell more than 25% of such purchased shares annually, else certain of the granted restricted shares will be forfeited. All other equity incentive awards will be structured and awarded in the same manner as other similarly situated executives of CBRE Inc., but in any event, such awards will have an aggregate fair market value of at least $725,000 annually for the years 2008 and 2009. The amendment provides that upon the effective time of the merger, all provisions in the employment agreement, as amended, that are triggered by a change in control will become effective, subject to the terms of the amendment and will remain in effect until the expiration of the employment term. If the merger agreement is terminated before the effective time of the merger, the amendment will automatically terminate and be void and the employment agreement will continue in accordance with its terms.

        T. Christopher Roth.    On October 30, 2006, Mr. Roth entered into an amendment to his employment agreement to be effective as of the effective time of the merger. Pursuant to the terms of the amendment, the term of the employment agreement will be extended to December 31, 2009 and Mr. Roth's title will be President—Eastern United States, Trammell Crow Company. The amendment provides that Mr. Roth's initial base salary will be $310,000, which will be subject to review in the same manner as other similarly situated executives of CBRE Inc., but in no event will the base salary be less than the initial base salary set forth above. Mr. Roth will also be eligible to receive annual bonus payments, which, subject to terms of the amendment, will be no less than $800,000 annually for the years 2007, 2008 and 2009. Upon the effective time of the merger, CBRE will grant to Mr. Roth restricted shares of CBRE's common stock with an aggregate fair market value of $2.0 million, which will vest in four substantially equal installments beginning on December 30, 2007. Mr. Roth is also required to purchase an aggregate of $500,000 of CBRE common stock in connection with the grant of restricted shares and may not sell more than 25% of such purchased shares annually, else certain of the granted restricted shares will be forfeited. All other equity incentive awards will be structured and awarded in the same manner as other similarly situated executives of CBRE Inc., but in any event, such awards will have an aggregate fair market value of at least $550,000 annually for the years 2008 and 2009. The amendment provides that upon the effective time of the merger, all provisions in the employment agreement, as amended, that are triggered by a change in control will become effective, subject to the terms of the amendment and will remain in effect until the expiration of the employment term. If the merger agreement is terminated before the effective time of the merger, the amendment will automatically terminate and be void and the employment agreement will continue in accordance with its terms.

        John A. Stirek.    On October 30, 2006, Mr. Stirek entered into an amendment to his employment agreement to be effective as of the effective time of the merger. Pursuant to the terms of the amendment, the term of the employment agreement will be extended to December 31, 2009 and Mr. Stirek's title will be President—Western United States, Trammell Crow Company. The amendment provides that Mr. Stirek's initial base salary will be $310,000, which will be subject to review in the same manner as other similarly situated executives of CBRE Inc., but in no event will the base salary be less than the initial base salary set forth above. Mr. Stirek will also be eligible to receive annual bonus payments, which, subject to the terms of the amendment, will be no less than $800,000 annually for the years 2007, 2008 and 2009. Upon the effective time of the merger, CBRE will grant to Mr. Stirek restricted shares of CBRE's common stock with an aggregate fair market value of $2.0 million, which will vest in four substantially equal installments beginning on December 30, 2007. Mr. Stirek is also required to purchase an aggregate of $500,000 of CBRE common stock in connection with the grant of restricted shares and may not sell more than 25% of such purchased shares annually, else certain of the granted restricted shares will be forfeited. All other equity incentive awards will be structured and awarded in the same manner as other similarly situated executives of CBRE Inc., but in any event, such awards will have an aggregate fair market value of at least $550,000 annually for the years 2008 and 2009. The amendment provides that upon the effective time of the merger, all provisions in the employment agreement, as amended, that are triggered by a change in control will become effective, subject to the terms of the amendment and will remain in effect until the expiration of the employment term. If the merger agreement is terminated before the effective time of the merger, the amendment will automatically terminate and be void and the employment agreement will continue in accordance with its terms.

        Diane S. Paddison.    On November 3, 2006, Ms. Paddison entered into an amendment to her employment agreement to be effective as of the effective time of the merger. Pursuant to the terms of the amendment, the term of the employment agreement will be extended to December 31, 2009 and Ms. Paddison's title will be President, Corporate Services of CBRE Inc. and, at the effective time of the merger, she will also be appointed to the global executive board of CBRE Inc. The amendment provides that Ms. Paddison's initial base salary will be $350,000 for the years 2007, 2008 and 2009, which will be subject to review in the same manner as other similarly situated executives of CBRE Inc., but in no event will the base salary be less than the initial base salary set forth above. Ms. Paddison will also be eligible to receive annual bonus payments, which will be no less than $650,000 for the year 2007 and will have a bonus target amount of no less than $350,000 annually for each of the years 2007, 2008 and 2009. Upon the effective time of the merger, CBRE will grant to Ms. Paddison restricted shares of CBRE's common stock with an aggregate fair market value of $1.0 million, which will vest in four substantially equal installments beginning on December 30, 2007. Ms. Paddison is also required to purchase an aggregate of $250,000 of CBRE common stock in connection with the grant of restricted shares and may not sell more than 25% of such purchased shares annually, else certain of the granted restricted shares will be forfeited. All other equity incentive awards will be structured and awarded in the same manner as other similarly situated executives of CBRE Inc., but in any event, such awards will have an aggregate fair market value of at least $425,000 annually for the years 2008 and 2009. The amendment provides that upon the effective time of the merger, all provisions in the employment agreement, as amended, that are triggered by a change in control will become effective, subject to the terms of the amendment and will remain in effect until the expiration of the employment term. If the merger agreement is terminated before the effective time of the merger, the amendment will automatically terminate and be void and the employment agreement will continue in accordance with its terms.

  Indemnification and Insurance

        The merger agreement provides that, without limiting any additional rights that any employee may have under any employment agreement, indemnification agreement or otherwise, from and after the effective time of the merger, CBRE and the surviving corporation will, jointly and severally, indemnify and hold harmless each person who is or has been at any time prior to the execution of the merger agreement, or who becomes prior to the effective time of the merger, a director, employee or officer of the Company or any of its subsidiaries or who acts as a fiduciary under any employee benefit plan of the Company or our subsidiaries (and their respective estates, heirs, personal representatives, successors and assigns) against all losses, fines, claims, damages, costs and expenses (including attorneys' and other professionals' fees and expenses), liabilities or judgments and settlement amounts incurred in connection with any claim arising out of actions taken by them in their capacity as an officer, director, employee, fiduciary or agent of the Company or any of our subsidiaries or serving as a director, officer, employee, agent, trustee, shareholder, partner or fiduciary of another person, pension or employee benefit plan or enterprise at the request of the Company or any of our subsidiaries, to the fullest extent permitted under applicable law. In this regard, CBRE and the surviving corporation will also be required to advance expenses to an indemnified officer, director or employee (and their respective estates, heirs, personal representatives, successors and assigns), provided, that the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that the person is not entitled to indemnification.

        The merger agreement provides that for a period of six years after the effective time of the merger, the articles of incorporation and bylaws of the surviving corporation will continue to contain provisions with respect to indemnification that the same as those set forth in our certificate of incorporation and bylaws as of the date of the merger agreement, unless any such modifications are required by applicable law.

        In addition, the merger agreement provides that, prior to the effective time of the merger, we will obtain "tail" insurance policies with a claims period of at least six years from the effective time of the merger from an insurance carrier with the same or better credit rating as our current insurance carrier with respect to directors' and officers' liability insurance in an amount and scope no more favorable than our existing policies with respect to matters existing or occurring at or prior to the effective time of the merger.

  Representation on CBRE Board of Directors

        Subject to applicable law, the rules of the NYSE and CBRE's corporate governance guidelines, CBRE has agreed to cause its board of directors to include the following individuals: (a) two members of our board of directors immediately prior to the effective time who will qualify as "independent" (as defined by the NYSE and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) members of the board of directors of CBRE and who consent to serve as a director of CBRE, which appointment to the board of directors of CBRE will become effective at or promptly after the effective time, and (b) our chief executive officer immediately prior to the effective time, which appointment to the board of directors of CBRE will become effective on the closing date if our chief executive officer consents to serve as a director of CBRE.

Material United States Federal Income Tax Consequences

        The following is a general discussion of the material U.S. federal income tax consequences of the merger to holders of our common stock. We base this summary on the provisions of the Code, applicable current and proposed U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis.

        For purposes of this discussion, we use the term "U.S. holder" to mean:

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  a citizen or individual resident of the U.S. for U.S. federal income tax purposes;

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  a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state or the District of Columbia;

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  a trust if it (a) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

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  an estate the income of which is subject to U.S. federal income tax regardless of its source.

A "non-U.S. holder" is a person (other than an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes) that is not a U.S. holder.

        This discussion assumes that a holder holds the shares of our common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax that may be relevant to a holder in light of its particular circumstances, or that may apply to a holder that is subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting for their securities, stockholders subject to the alternative minimum tax, persons that have a functional currency other than the U.S. dollar, tax-exempt organizations, financial institutions, mutual funds, partnerships or other pass through entities for U.S. federal income tax purposes, controlled foreign corporations, passive foreign investment companies, certain expatriates, corporations that accumulate earnings to avoid U.S. federal income tax, corporations subject to anti-inversion rules, stockholders who hold shares of our common stock as part of a hedge, straddle, constructive sale or conversion transaction, stockholders who acquired their shares of our common stock through the exercise of employee stock options or other compensation arrangements). In addition, this discussion does not address the U.S. federal income tax considerations applicable to holders of options or other derivative securities to purchase our common stock, or any state, local or foreign tax consequences of the merger, and this summary does not address the tax consequences to holders of our common stock who exercise appraisal rights under Delaware law.

        Holders are urged to consult their own tax advisors to determine the particular tax consequences, including the application and effect of any state, local or foreign income and other tax laws, of the receipt of cash in exchange for our common stock pursuant to the merger.

        If a holder of our common stock is an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, the tax treatment of an investor in such entity will generally depend upon the status of such investor and the activities of the partnership or other entity. Partnerships or other pass-through entities holding our common stock, and investors in such partnerships or members in such other entities, should consult their tax advisors regarding the tax consequences of the merger.

  U.S. Holders

        The receipt of cash in the merger by U.S. holders of our common stock will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder of our common stock will recognize gain or loss equal to the difference between:

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  the amount of cash received in exchange for such common stock; and

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  the U.S. holder's adjusted tax basis in such common stock.

        If the holding period in our common stock surrendered in the merger is greater than one year as of the date of the merger, the gain or loss will be long-term capital gain or loss. The deductibility of a capital loss recognized on the exchange is subject to limitations under the Code. If a U.S. holder acquired different blocks of our common stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of our common stock. Long-term capital gain of individual taxpayers is generally taxable at a maximum rate of 15%. Capital gain of corporate stockholders is generally taxable at the regular tax rates applicable to corporations.

  Non-U.S. Holders

        Any gain realized on the receipt of cash in the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

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  the gain is effectively connected with the conduct of a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder);

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  the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

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  we are or have been a "United States real property holding corporation" as defined under Section 897 of the Code at any time during the five year period preceding the merger unless (a) our common stock is considered to be "regularly traded on an established securities market" as defined in Section 897 of the Code and (b) the non-U.S. holder has not owned more than 5% of our common stock at any time during the five years preceding the merger.

        An individual non-U.S. holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the merger under regular graduated U.S. federal income tax rates. If a non-U.S. holder that is a foreign corporation falls under the first bullet point immediately above, it will be subject to tax on its net gain in the same manner as if it were a U.S person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty. An individual non-U.S. holder described in the second bullet point immediately above will be subject to a flat 30% tax (or such lower rate as may be prescribed by an applicable United States income tax treaty) on the gain derived from the merger, which may be offset by U.S. source capital losses, even though the individual is not considered a resident of the United States.

        If we are, or have been, a United States real property holding corporation at any time during the five years preceding the merger, a non-U.S. holder will be subject to U.S. federal income tax at regular graduated federal income tax rates with respect to gain realized pursuant to the merger and income tax withholding at a rate of 10% on the consideration received in the merger unless the non-U.S. holder has not owned more than 5% of our common stock (directly or constructively) at any time during the five years preceding the merger. Such a non-U.S. holder may be entitled to a refund or credit against its United States tax liability, if any, with respect to the amount withheld, provided that the required information is furnished to the Internal Revenue Service ("IRS") on a timely basis. We believe that we are not, have not been, and do not anticipate becoming a United States real property holding corporation for U.S. federal income tax purposes.

        Each non-U.S. holder should consult with its own tax advisors regarding whether it will be subject to U.S. federal income tax as a result of the merger and whether any applicable income tax treaty may provide for rules different from those set forth above.

  Backup Withholding

        Information reporting and, depending on the circumstances, backup withholding will apply (currently at a rate of 28%) to payments made in connection with the merger unless a holder (a) in the case of a U.S. holder, furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on the IRS Form W-9 or substitute successor form, (b) in the case of a non-U.S. holder, furnishes an applicable IRS Form W-8 or successor form, or (c) is otherwise exempt from backup withholding. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder's U.S. federal income tax liability provided that the required information is furnished to the IRS.

        THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THE MERGER AND IS NOT TAX ADVICE. THEREFORE, HOLDERS OF OUR COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Regulatory Approvals

        The merger cannot be completed until the Company and CBRE file a notification and report form under the HSR Act and the applicable waiting period has expired or been terminated. The Company and CBRE have previously filed such notification and report forms under the HSR Act with the Federal Trade Commission and the Antitrust Division of the Department of Justice and the waiting period thereunder terminated on [                        ], 2006. At any time before or after completion of the merger, notwithstanding the early termination of the waiting period under the HSR Act, the Antitrust Division of the Department of Justice or the Federal Trade Commission could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of the Company or CBRE. At any time before or after the completion of the merger, and notwithstanding the early termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of the Company or CBRE. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

        If a governmental entity asserts any objections with respect to the merger or challenges the merger on antitrust grounds, CBRE and Merger Sub have agreed to use all reasonable efforts to resolve any such objections or challenges, including by agreeing to (a) sell, dispose of or hold separate assets of the Company, (b) terminate existing relationships and contractual rights and obligations of the Company, (c) terminate any relevant venture or other arrangement of the Company, or (d) effectuate any other change or restructuring of the Company. The Company has agreed to use reasonable efforts to assist CBRE and Merger Sub. The Company may not take any of the foregoing actions without the prior written consent of CBRE, and CBRE may not take any of the foregoing actions without the prior written consent of the Company if such actions would bind the Company to take any action irrespective of whether the closing occurs. However, CBRE and Merger Sub will not be obligated to agree (nor will the Company agree without CBRE's prior written consent) to take any action, or accept any conditions, restrictions, obligations or requirements that would be reasonably like to have, individually or in the aggregate, a company material adverse effect (as defined in the merger agreement) or would result in the sale, divestiture, other disposition or loss of 25% or more of the consolidated revenue of any one or more of the Property Management, Facilities Management or Project Management businesses of the Company as determined on a pro forma basis by utilizing the consolidated results of operations of the Company for the year ending 2006 and assuming the disposition occurred on January 1, 2006.

        The parties have also agreed (a) to cooperate and use all reasonable efforts to assist in any defense by any other party of the merger before any governmental entity reviewing the merger and (b) not to take any action that would reasonably be expected to hinder or delay the obtaining of clearance or the expiration of the applicable waiting period under the HSR Act or any other applicable antitrust law.

        While we cannot assure you that the merger will not be challenged by a governmental authority or private party on antitrust grounds, the Company, based in part on a review of information provided by CBRE relating to the businesses in which it and its affiliates are engaged, believes that the merger can be effected in compliance with antitrust laws.

        The merger will become effective at the time the certificate of merger are filed with the Secretary of State of Delaware (or such later time as is specified in the articles of merger).

Delisting and Deregistration of Common Stock

        If the merger is completed, our common stock will be delisted from the NYSE and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC on account of our common stock.

DISSENTERS' RIGHTS OF APPRAISAL

        Under the Delaware General Corporation Law (the "DGCL"), you have the right to dissent from the merger and to receive payment in cash for the fair value of your common stock as determined by the Delaware Court of Chancery, together with a fair rate of interest, if any, as determined by the court, in lieu of the consideration you would otherwise be entitled to pursuant to the merger agreement. These rights are known as appraisal rights. The Company's stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. The Company will require strict compliance with the statutory procedures.

        The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex C to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of your appraisal rights.

        Section 262 requires that stockholders be notified that appraisal rights will be available not less than 20 days before the stockholders' meeting to vote on the merger. A copy of Section 262 must be included with such notice. This proxy statement constitutes the Company's notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex C since failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under the DGCL.

        If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

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  You must deliver to the Company a written demand for appraisal of your shares before the vote with respect to the merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement. Voting against or failing to vote for the adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262;

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  You must not vote in favor of the approval and adoption of the merger agreement. A vote in favor of the approval and adoption of the merger agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal;

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  You must continuously hold the shares from the date of making the demand through the effective time of the merger since appraisal rights will be lost if the shares are transferred before the effective time of the merger; and

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  You must file a petition in the Chancery Court demanding a determination of the fair value of the shares within 120 days after the effective time of the merger.

        All demands for appraisal should be addressed to Trammell Crow Company, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, Attention: Secretary, and must be delivered before the vote on the merger agreement is taken at the special meeting, and should be executed by, or on behalf of, the record holder of the shares of common stock. The demand must reasonably inform the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

        To be effective, a demand for appraisal by a holder of common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s). Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to the Company. The beneficial holder must, in such cases, have the registered owner, such as a broker or other nominee, submit the required demand in respect of those shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

        If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

        Within 10 days after the effective time of the merger, the surviving corporation must give written notice that the merger has become effective to each Company stockholder who has properly filed a written demand for appraisal and who did not vote to approve and adopt the merger agreement. At any time within 60 days after the effective time, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his or her shares of common stock. Within 120 days after the effective date of the merger, any stockholder who has complied with Section 262 will, upon written request to the surviving corporation, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares. Such written statement must be mailed to the requesting stockholder within 10 days after such written request is received by the surviving corporation or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the effective time, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. Upon the filing of the petition by a stockholder, service of a copy of such petition must be made upon the surviving corporation. The surviving corporation has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder's previously written demand for appraisal.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. After notice to dissenting stockholders who demanded appraisal of their shares, the Chancery Court is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Chancery Court may dismiss the proceedings as to that stockholder.

        After determination of the stockholders entitled to appraisal of their shares of the Company's common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any. When the value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Chancery Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares.

        In determining fair value, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement.

        Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the merger within 60 days after the effective time of the merger, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective time of the merger may only be made with the written approval of the surviving corporation and must, to be effective, be made within 120 days after the effective time.

        In view of the complexity of Section 262, the Company's stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

THE MERGER AGREEMENT

        The following summarizes the material provisions of the merger agreement, a copy of which is attached to this proxy statement as Annex A and incorporated by reference into this document. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read carefully the merger agreement in its entirety because the rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.

        The representations and warranties in the merger agreement were made only for the purposes of the merger agreement and solely for the benefit of the parties to the merger agreement. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties and may not be complete as of the date of this proxy statement. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, these representations and warranties may have been made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, you should not rely on the descriptions of representations and warranties in the merger agreement that are contained in this proxy statement or on the actual representations and warranties contained in the merger agreement as statements of factual information.

Effective Time

        The effective time of the merger will occur at the time that we file the certificate of merger with the Secretary of State of the State of Delaware on the closing date of the merger, or on such other date as is agreed upon by the parties to the merger agreement and set forth in the certificate of merger. The closing date will occur on the second business day after all of the conditions to the merger set forth in the merger agreement have been satisfied or waived (or such other date as the parties to the merger agreement have agreed); provided, that CBRE and Merger Sub are not required to effect the closing prior to the later of:

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  the earlier of:

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  a date during the marketing period specified by CBRE with three business days prior written notice to the Company; or

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  the end of the marketing period; and

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  the earlier of:

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  the date on which the requested consents in CBRE's consent solicitation described below in "CBRE Debt Consent Solicitation and Tender Offer or Redemption" have been obtained and CBRE's debt tender offer is completed; or

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  March 19, 2007.

        For purposes of the merger agreement, the "marketing period" means the first period of thirty-seven consecutive calendar days after the initiation date (as defined in the merger agreement); provided, that (a) if the marketing period would otherwise terminate on any day from and including December 21, 2006 through and including January 2, 2007, then the marketing period will end on January 3, 2007, (b) the marketing period will not be deemed to have commenced if, prior to the completion of the marketing period, Ernst & Young LLP, our independent accountants, withdraws its audit opinion with respect to any financial statements contained in the financial information that we are required to deliver pursuant to the merger agreement or indicated that such audit opinion should not be relied upon, and (c) the marketing period shall not terminate any earlier than December 18, 2006.

Structure

        At the effective time of the merger, Merger Sub will merge with and into the Company. The Company will survive the merger and continue to exist after the merger as a wholly-owned subsidiary of CBRE. All of the Company's and Merger Sub's properties, assets, rights, privileges, immunities, powers and franchises, and all of their debts, liabilities and duties, will become those of the surviving corporation. Following completion of the merger, the Company's common stock will no longer be quoted on the NYSE and will be deregistered under the Exchange Act, and will no longer be publicly traded. Also, the Company's current stockholders will cease to have any ownership interest in the Company or rights as Company stockholders. Therefore, such current stockholders of the Company will not participate in any future earnings or growth of the Company and will not benefit from any appreciation in value of the Company.

Treatment of Stock and Other Securities

  Company Common Stock

        At the effective time of the merger, each share of our common stock issued and outstanding immediately prior to the effective time of the merger will automatically be canceled and will cease to exist and will be converted into the right to receive $49.51 in cash, without interest and less any required tax withholding, other than shares of Company common stock:

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  held in the Company's treasury immediately prior to the effective time of the merger, which shares will be canceled without conversion or consideration;

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  owned by CBRE, Merger Sub or any direct or indirect subsidiary of CBRE immediately prior to the effective time of the merger, which shares will be canceled without conversion or consideration; and

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  shares held by stockholders exercising statutory dissenter's rights.

        After the effective time of the merger, each of our outstanding stock certificates or book-entry shares representing shares of common stock converted in the merger will represent only the right to receive the merger consideration without any interest and less any applicable tax withholding. The merger consideration paid upon surrender of each certificate or book-entry share will be paid in full satisfaction of all rights pertaining to the shares of our common stock represented by that certificate or book-entry share.

  Company Stock Options

        At the effective time of the merger, each outstanding option to acquire our common stock will automatically be converted into the right to receive, upon the vesting and exercise of such option in accordance with its terms, an amount in cash, without interest and less applicable tax withholding, equal to the product of:

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  the number of shares of our common stock subject to each option as of the effective time of the merger, multiplied by

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  the excess, if any, of $49.51 over the exercise price per share of common stock subject to such option.

  Restricted Shares

        At the effective time of the merger, each outstanding share of our restricted stock will be converted into the right to receive $49.51 in cash, without interest and less applicable tax withholding, payable as soon as administratively feasible following vesting of or the lapse of restrictions on such restricted stock. Any payments will remain subject to the same terms and conditions (including vesting) as currently in effect with respect to such restricted stock. Any shares of restricted stock that vest at the effective time of the merger will be treated as shares of our outstanding common stock and will be converted into the right to receive the merger consideration at the effective time of the merger, less any applicable tax withholding.

  Stock-Based Performance Unit Awards

        At the effective time, each of our outstanding stock-based performance unit awards will be converted into the right to receive $49.51 in cash, without interest and less applicable tax withholding. However, the cash payment applicable to each former stock-based performance unit award will be paid by the surviving corporation at such time and in accordance with the provisions set forth in the applicable award agreement between us and the holder of such stock-based performance unit award.

  Stock Purchase Plans

        We have agreed to take all necessary action under our stock purchase plans to provide that (a) all participants' rights under all current offering periods will terminate at the end of the next payroll date following the date of the merger agreement, but in no event later than December 31, 2006, and all accumulated payroll deductions allocated to each participant's account under the employee stock purchase plans will thereupon be used to purchase from us whole shares of our common stock at a price determined under the terms of our stock purchase plans for the remaining offering period, and (b) as of the close of business immediately prior to the effective time of the merger, our stock purchase plans will terminate. At the effective time of the merger, any shares of our common stock previously acquired under our stock purchase plans will be cashed out along with the other outstanding shares of our common stock that will be converted into the right to receive the merger consideration at the effective time of the merger. We also have agreed to take all necessary action so that no new offering is made and no new offering period will commence under our stock purchase plans.

Appraisal Rights

        The merger agreement provides that shares of our common stock held by stockholders who properly demand appraisal pursuant to Section 262 of the DGCL will not be converted into the right to receive the merger consideration. Holders of these shares will instead be entitled to payment of the "fair value" of their shares in accordance with Section 262 of the DGCL. If a stockholder fails to perfect or otherwise waives, withdraws or loses his, her or its right to appraisal under Section 262 of the DGCL, then the right to appraisal will cease and that stockholder's shares will be deemed to be converted as of the effective time of the merger into, and will become exchangeable solely for, the right to receive the merger consideration. Please read "The Special Meeting—Appraisal Rights" for more information.

Exchange and Payment Procedures

        At or promptly after the effective time of the merger, CBRE will deposit or cause to be deposited, in trust an amount of cash sufficient to pay the aggregate merger consideration to be paid to all holders of our common stock with a bank or trust company (the "exchange agent") reasonably acceptable to us. As soon as practicable after the effective time of the merger (but not later than 10 business days thereafter), the surviving corporation will send to each record holder of our common stock, or cause the exchange agent to send to each record holder of our common stock, a letter of transmittal and instructions. The letter of transmittal and instructions will tell stockholders how to surrender their common stock certificates or shares you may hold represented by book-entry in exchange for the merger consideration.

        You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the exchange agent (or the surviving corporation, if applicable) without a duly completed and executed letter of transmittal.

        You will not be entitled to receive the merger consideration until you surrender your stock certificate or certificates (or book-entry shares) to the exchange agent (or the surviving corporation, if applicable), together with a duly completed and executed letter of transmittal and any other documents as may be required by the letter of transmittal. The merger consideration may be paid to a person other than the person in whose name the corresponding certificate or book-entry shares are registered if the certificate or book-entry shares are properly endorsed or are otherwise in the proper form for transfer. In addition, the person who surrenders such certificate or book-entry shares must either pay any transfer or other applicable taxes or establish to the satisfaction of the exchange agent or the surviving corporation that such taxes have been paid or are not applicable. No interest will be paid or will accrue on the cash payable upon surrender of the certificates or book-entry shares. The exchange agent or the surviving corporation will be entitled to deduct and withhold, and pay to the appropriate taxing authorities, any applicable taxes from the merger consideration. Any sum which is withheld and paid to a taxing authority by the exchange agent or the surviving corporation will be deemed to have been paid to the person with regard to whom it is withheld. At the effective time of the merger, our stock transfer books will be closed, and there will be no further registration of transfers of outstanding shares of our common stock. If, after the effective time of the merger, certificates are presented to the surviving corporation for transfer, they will be canceled and exchanged for the merger consideration.

        None of CBRE, Merger Sub, the surviving corporation or the exchange agent will be liable to any person in respect of any shares of our common stock (or dividends or distributions with respect thereto) for any amounts paid to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the merger consideration deposited with the exchange agent that remains undistributed to the holders of our common stock for six months after the effective time of the merger will be delivered, upon request, to the surviving corporation. Stockholders who have not received the merger consideration prior to the delivery of such funds to the surviving corporation may only look to CBRE and the surviving corporation for the payment of the merger consideration. If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the merger consideration, you will have to comply with the replacement requirements established by the exchange agent or the surviving corporation, including the making of an affidavit of such fact, and, if required by the surviving corporation, the posting of a bond in a reasonable amount sufficient to protect the surviving corporation against any claim that may be made against it with respect to that certificate.

Representations and Warranties

        We make various representations and warranties in the merger agreement that are subject, in some cases, to specified exceptions and qualifications. Our representations and warranties relate to, among other things:

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  our and our subsidiaries' proper organization, good standing and qualifications to do business;

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  our certificate of incorporation and bylaws and the governing documents of our subsidiaries;

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  our capitalization, including in particular the number of shares of our common stock (including restricted shares) and stock options, the capitalization of our subsidiaries and information regarding our project entities and minority investments;

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  our corporate power and authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement;

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  the absence of violations of or conflicts with our and our subsidiaries' governing documents, applicable law or certain agreements as a result of entering into the merger agreement and consummating the merger and the absence of any liens being imposed on any of our assets as a result of entering into the merger agreement and consummating the merger;

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  the required consents and approvals of governmental entities and securities regulators in connection with the transactions contemplated by the merger agreement;

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  our SEC filings since December 31, 2002, including the financial statements contained therein;

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  accuracy and compliance as to form with applicable securities laws of this proxy statement;

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  the absence of a "company material adverse effect" from June 30, 2006 through the date of the merger agreement;

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  the absence of certain changes or events related to us or our subsidiaries from June 30, 2006 through the date of the merger agreement;

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  the absence of undisclosed liabilities;

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  compliance with applicable legal requirements, licenses and permits;

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  ownership or legal right to use our and our subsidiaries' assets;

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  legal proceedings and governmental orders as of the date of the merger agreement;

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  taxes;

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  employment and labor matters affecting us or our subsidiaries, including matters relating to our and our subsidiaries' employee benefit plans;

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  intellectual property;

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  real property;

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  environmental matters;

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  our and our subsidiaries' insurance policies;

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  the receipt by us of an opinion from Lazard;

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  the required vote of our stockholders in connection with the approval and adoption of the merger agreement;

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  the approval and adoption of the merger agreement and the transactions contemplated thereby by our board of directors;

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  the inapplicability of state takeover statutes to the merger and the related transactions;

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  the absence of undisclosed broker's, finder's, financial advisor's or investment banker's fees;

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  the absence of certain transactions with our directors, officers and affiliates; and

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  material contracts.

        For purposes of the merger agreement, a "company material adverse effect" with respect to us means any material adverse effect on (a) the business, assets, liabilities, financial condition or results of operations of us and our subsidiaries taken as a whole (but with respect to our project entities (as defined in the merger agreement) and company minority investments (as defined in the merger agreement), only to the extent of such effects on our direct or indirect equity interests therein and/or on the obligations or liabilities of us and our subsidiaries that are not project entities or company minority investments), or (b) our ability to perform our obligations under the merger agreement or the other agreements and transactions contemplated thereby to which we are a party.

        A "company material adverse effect" will not have occurred, however, as a result of any material adverse effect to the extent arising out of, attributable to or resulting from:

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  any generally applicable change in laws or GAAP or interpretation of any thereof;

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  (a) any public announcement prior to the date of the merger agreement of discussions regarding the merger and any related transactions, (b) the announcement of the merger agreement, (c) the pendency of the completion of the merger and the related transactions, or (d) any legal actions arising out of or in connection the merger agreement (other than causes of action brought by CBRE or Merger Sub for breach of the merger agreement);

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  our actions or inactions specifically permitted by a prior written waiver by CBRE of our obligations under the merger agreement;

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  changes in conditions generally affecting the industries in which we and our subsidiaries conduct our business;

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  general economic, political or financial market conditions;

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  any outbreak or escalation of hostilities or acts of terrorism;

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  the termination after the date of the merger agreement of any employee's or independent contractor's employment by, or independent contractor relationship with, us or any of our subsidiaries, or any notice thereof, other than as a result of our breach of the merger agreement;

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  our failure or any of our subsidiaries' failure to comply with any applicable requirements of any international or foreign laws arising out of or in connection with the merger agreement or the transactions contemplated thereby;

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  our failure or any of our subsidiaries' failure to obtain any consent, approval, action, authorization or permit of any third party with respect to specified contracts arising out of or in connection with the merger agreement or transactions contemplated thereby;

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  the cancellation after the date of the merger agreement or notice of cancellation after the date of the merger agreement of any third-party property management, construction management, building management, development management or brokerage contracts to which we or any of our subsidiaries is or may become a party unless CBRE proves the applicable contract would have been cancelled by the counterparty thereto regardless of the merger agreement or the transactions contemplated thereby or any discussions or negotiations relating thereto;

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  any termination of our specified alliance agreements, our joint ventures known as Trammell Crow Meghraj or Krombach Trammell Crow, L.L.C. by another party thereto, or the exercise of any purchase or sale rights by the counterparties thereto;

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  the termination of any agreements relating to our special purpose vehicles (as defined in the merger agreement) or the dissolution or liquidation of any of our special purpose vehicles, in each case, in our ordinary course of business;

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  any (a) required change in accounting method with respect to our equity interest in Savills plc, (b) adverse change in the market price or trading volume of the ordinary shares of Savills plc or (c) adverse change in the business, assets, liabilities, financial condition or results of operations of Savills plc;

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  any adverse change in the market price or trading volume of our common stock after the date of the merger agreement; provided, that the underlying cause of any such change may be taken into consideration in making such determination;

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  our failure to meet internal projections or forecasts or third-party published estimates of revenue or earnings predictions for any period ending on or after the date of the merger agreement; provided, that the underlying cause of any such failure may be taken into consideration in making such determination;

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  any expenses incurred in connection with the negotiation, documentation and execution of the merger agreement, the actions contemplated by specified covenants in the merger agreement and the completion of the merger, including the payment of amounts due under employment agreements, employee benefit plans, severance, bonus or retention arrangements or other arrangements existing on the date of, or disclosed pursuant to, the merger agreement and the completion of the merger, in each case to the extent that such expenses do not constitute a breach of any representation, warranty, covenant or agreement set forth in the merger agreement; or

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  (a) the taking of any action outside our ordinary course of business required by the merger agreement, or (b) the failure to take any action prohibited by the merger agreement.

        The merger agreement also contains various representations and warranties made by CBRE and Merger Sub that are subject, in some cases, to specified exceptions and qualifications. The representations and warranties relate to, among other things:

  •
  their proper organization, valid existence and good standing;

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  the certificate of incorporation and bylaws of Merger Sub;

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  their corporate power and authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement;

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  the absence of any violation of or conflict with their governing documents, applicable law or certain agreements and the absence of any liens being imposed on any of their assets as a result of entering into the merger agreement and consummating the merger;

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  the required consents and approvals of governmental entities in connection with the transactions contemplated by the merger agreement;

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  the accuracy of information supplied by them for this proxy statement;

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  the debt financing commitments;

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  the solvency of the surviving corporation after the merger;

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  CBRE's SEC filings since December 31, 2004, including the financial statements contained therein;

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  legal proceedings and governmental orders;

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  the absence of any required vote of stockholders of CBRE in connection with the approval and adoption of the merger and the merger agreement; and

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  the purpose of formation and prior activities of Merger Sub.

        The representations and warranties of each of the parties to the merger agreement will expire upon the effective time of the merger.

Conduct of Our Business Pending the Merger

        Under the merger agreement, we have agreed that, subject to certain exceptions and unless Merger Sub gives its prior written consent, between October 30, 2006 and the completion of the merger, we and our subsidiaries will conduct our business in the ordinary course, including that we will:

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  maintain in effect all material permits that are required for us or any of our subsidiaries to carry on our business as currently conducted;

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  keep available the services of certain of our present key officers, employees and independent contractors; and

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  preserve existing relationships with our material customers, lenders, suppliers and other persons having material business relationships with us.

        We have also agreed that, during the same time period, and again subject to certain exceptions or unless Merger Sub gives its prior written consent, we and our subsidiaries will not:

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  amend our organizational documents or any of the organizational documents of any of our subsidiaries other than organizational documents of subsidiaries in our ordinary course of business in a manner that would not adversely affect the completion of the merger and the other transactions contemplated thereby or the financing of the merger;

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  (a) split, combine or reclassify any of our equity interests or amend the terms of any rights, warrants or options to acquire our securities, (b) except for dividends in our ordinary course of business by one of our wholly-owned subsidiaries, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of our equity interests or make any other payments to holders of our equity interests, or (c) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of our securities or any rights, warrants or options to acquire our securities, except in the case of the foregoing clauses (a), (b) and (c), with respect to our special purpose vehicles for any such actions that are in our ordinary course of business;

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  except with respect to our special purpose vehicles and permitted development and investment activities ("permitted D&I"), issue, deliver, sell, exchange, grant, pledge, encumber or transfer or authorize the issuance, delivery, sale, grant, pledge, encumbrance or transfer of, any of our or our subsidiaries' equity interests or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any of our or any of our wholly-owned subsidiaries' equity interests, other than the issuance of our shares pursuant to the exercise of stock options granted prior to the time of the merger agreement;

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  except with respect to our special purpose vehicles and permitted D&I, acquire (a) any person, any equity interests or other securities of any person, any division or business of any person or all or substantially all of the assets of any person or (b) any interest or investment in real property (except in either case to the extent (i) otherwise obligated pursuant to any binding agreement as of date of the merger agreement or (ii) solely among or between us and our subsidiaries);

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  except with respect to our special purpose vehicles and permitted D&I, sell, lease, license, encumber or otherwise dispose of any our assets, or rights, other than (a) obsolete equipment and property no longer used in our business, or (b) assets which do not have a value of more than $1,000,000 individually or $10,000,000 in the aggregate;

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  except with respect to our special purpose vehicles and permitted D&I, (a) (i) incur any indebtedness for borrowed money, except certain borrowings under certain of our credit agreements to fund working capital in our ordinary course of business, (ii) issue or sell any debt securities or warrants or other rights to acquire any debt securities, (iii) make any loans, advances or capital contributions to, or investments in, any other person, other than to us or our subsidiaries and other than advancements to our developers or brokers and other commission based employees or independent contractors in our ordinary course of business or (iv) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person (other than our or our subsidiaries' obligations and the endorsements of negotiable instruments for collection in our ordinary course of business), or (b) enter into or materially amend any contract, agreement, commitment or arrangement to effect any of the transactions described in clause (a);

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  except with respect to our special purpose vehicles and permitted D&I, (a) enter into any exclusivity arrangements (as defined in the merger agreement) that would: (x) be applicable after the effective time of the merger to CBRE or its subsidiaries, (y) restrict activities with respect to a geographic location (other than restrictions limited in scope to a specific local market) or (z) apply to activities other than our development and investment activities (other than our special purpose vehicles), (b) enter into certain material contracts, (c) other than in our ordinary course of business, enter into certain non-revenue producing contracts, (d) other than in our ordinary course of business, amend or modify in any material respect or terminate any material contract (e) enter into any contracts with certain specified individuals or (f) otherwise waive, release or assign any of our material rights, claims or benefits of us or any of our subsidiaries under any material contract other than in our ordinary course of business;

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  except as required by applicable law or the terms of our benefit plans existing as of the date of the merger agreement, (a) unless provided for in our 2006 budget, increase the compensation (including commission rates) or benefits of any of our present or former directors, officers or employees, (b) pay a bonus to any of our employees or independent contractors other than in our ordinary course of business other than pursuant to our annual cash incentive programs in effect on the date of the merger agreement in our ordinary course of business or under agreements made or contemplated in writing prior to October 20, 2006, (c) grant or alter the terms of any severance, retention or termination pay or benefit to any of our employees or independent contractors other than payment in our ordinary course of business to any employee or independent contractor terminated prior to the closing, any newly hired employees receiving benefits under our severance plan in effect as of the date of the merger agreement and grants of retention pay under our retention plan or specified on a merger agreement schedule, (d) establish, adopt, enter into, amend or terminate any benefit plans, (e) grant any equity or equity-based awards (other than shares pursuant to the exercise of options granted prior to the date of the merger agreement), (f) increase the funding obligation or contribution rate of our benefit plans subject to Title IV of ERISA, (g) allow for the commencement of any new offering periods under our employee stock purchase plans, (h) enter into any employment, consulting, independent contractor or similar agreement, or amend, supplement or modify the terms of any such existing agreements except as contemplated by clause (i), (i) hire, or offer to hire, any new employee or enter into any new employment or independent contractor relationship, or agree to enter into any new independent contractor relationship (except (i) non-management employees in our ordinary course of business, (ii) to replace departing management employees or independent contractors after the date hereof; provided, that the compensation and benefits offered to such replacement do not materially exceed that of the replaced employee or independent contractor, (iii) with respect to offers of employment that are outstanding as of the date hereof and (iv) employees or independent contractors assigned to outsourcing projects pursuant to outsourcing contracts or to properties managed by us or any of our subsidiaries in our ordinary course of business or (j) terminate any of our employees or independent contractors unless such termination is in our ordinary course of business

  •
  other than with respect to our special purpose vehicles and permitted D&I and except as provided in the merger agreement, authorize or make any single capital expenditure in excess of $2,000,000 or aggregate capital expenditures in excess of $10,000,000;

  •
  change our methods of accounting in effect at December 31, 2005, except as required by changes in GAAP or by Regulation S-X of the Exchange Act or as otherwise specifically disclosed in our SEC documents filed prior to the date of the merger agreement;

  •
  (a) except for the payment of any deductible under our existing insurance policies with respect to a claim that is being settled by such insurance company, settle, pay, compromise or discharge, any claim that (x) requires any payment by us and our subsidiaries (other than our special purpose vehicles) in excess of $500,000 or (y) involves any restrictions on the conduct of our or our subsidiaries' (other than our special purpose vehicles) or affiliates' business or other equitable remedies that materially adversely affect our or our subsidiaries' business (other than our special purpose vehicles) or (b) settle, pay, compromise or discharge any claim against us or our subsidiaries with respect to or arising out of the transactions contemplated by the merger agreement or the voting agreements;

  •
  except in our ordinary course of business or with respect to our special purpose vehicles, (a) make or change any material tax election, (b) enter into any settlement or compromise of any material tax liability, (c) file any amended tax return with respect to any material tax, (d) change our annual tax accounting period or accounting method, (e) enter into any closing agreement relating to any material tax or (f) surrender any right to claim a material tax refund;

  •
  other than with respect to any of our special purpose vehicles, create any new business division or otherwise enter into any new line of business;

  •
  fail to continuously maintain in full force and effect our current insurance or a commercially reasonable substitute for a company engaged in businesses similar to us (other than any of our special purpose vehicles);

  •
  other than with respect to our wholly-owned subsidiaries or special purpose vehicles, adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the merger);

  •
  except as permitted by the merger agreement and except for (a) expense reimbursements and advances in our ordinary course of business and (b) transactions in our ordinary course of business with certain affiliates, enter into any contract, commitment or agreement with any of our or our subsidiaries' officers or directors or any of their immediate family members;

  •
  enter into any contract having terms that (a) provide for the making of any payment as a result of the merger, (b) would result in the occurrence of a material and adverse change in the rights or obligations of us or any of our subsidiaries as a result of the merger or (c) would result in the occurrence of a material change in the rights or obligations of the counterparty thereto as a result of the merger;

  •
  effectuate certain "plant closings" or "mass layoffs" affecting in whole or in part any site of employment, facility, operating unit or any of our subsidiaries (other than any of our special purpose vehicles); and

  •
  authorize, agree or commit, verbally or in writing, to do any of the foregoing.

        Under the merger agreement, we have agreed that, subject to certain exceptions and unless Merger Sub gives its prior written consent, between October 30, 2006 and the completion of the merger, we will cause each of our special purpose vehicles to conduct its respective business in the ordinary course. We have also agreed that, subject to certain exceptions and unless Merger Sub gives its prior written consent, between October 30, 2006 and the completion of the merger, we will cause our subsidiaries engaged in the development and investment activities to, and will cause each of our controlled special purpose vehicles to:

  •
  sell, lease or otherwise dispose of properties only in our ordinary course of business, provided that such sale, lease or other disposition does not provide for recourse to us or any of our subsidiaries (other than our project entities) other than for (a) master lease obligations, (b) obligations that would not reasonably be expected to exceed $5,000,000 in the aggregate for all such dispositions in any 90-day period, or (c) special purpose vehicle guarantees;

  •
  engage in any new development and investment activity after the date of the merger agreement only in our ordinary course of business;

  •
  from the date of the merger agreement through the closing date, (a) issue, deliver, sell, exchange, grant, pledge, encumber or transfer or authorize the issuance, delivery, sale, grant, pledge, encumbrance or transfer of, equity interests of our special purpose vehicles or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any equity interests of our special purpose vehicles, (b) invest capital only in our ordinary course of business, and (c) incur indebtedness for borrowed money, in each case of the foregoing clauses (a), (b) and (c), only in connection with a development and investment activity, provided that

  •
  the aggregate amount of (i) capital invested (whether in the form of equity or debt) by us (excluding our project entities) in project entities ("capital investments") on or after the date of the merger agreement plus (without duplication) (y) all legally binding commitments to invest capital (whether in the form of equity or debt) in development and investment activities ("capital commitments") entered into by us (excluding our project entities) after the date of the merger agreement must not exceed the sum of (a) the aggregate amount of all unfunded capital commitments by us (excluding our project entities) that were outstanding as of October 29, 2006, plus (b) the aggregate amount of cash distributed to us (excluding our project entities) on or after the date of the merger agreement by our project entities in respect of promoted interests, incentive fees, development and investment services fees or capital investments (whether such capital investments are outstanding as of the date of the merger agreement or permitted to be made after the date of the merger agreement), net of any fees, employee compensation, taxes or other cash expenses payable by us in respect of such distributions or the transactions relating thereto, plus (c) $60 million, plus (d) in the event (and only in the event) that the closing date does not occur on or prior to April 30, 2007, $30 million;

  •
  we must not acquire any ownership interest in any project or real property constituting development and investment activities other than indirectly through our project entities. Our and our subsidiaries' direct or indirect ownership interest in any project or real property constituting development and investment activities must only be held through one or more of our project entities;

  •
  with respect to any individual development and investment project, the maximum amount of indebtedness or other payment obligation of our project entities relating to such project that is guaranteed by, or for which there is otherwise recourse to (in each case, other than a special purpose vehicle guarantee), us (other than our project entities) must not exceed $10 million;

    •
    the maximum amount of indebtedness or other payment obligation of our project entities taken as a whole that is guaranteed by, or for which there is otherwise recourse to (in each case, other than a special purpose vehicle guarantee) us (other than our project entities) must not exceed (a) $59 million in the aggregate at all times on or prior to April 30, 2007 and (b) $71 million in the aggregate at all times after April 30, 2007; and

    •
    for any development and investment project or investment with respect to which it is proposed that the sum of (a) the capital investments and (without duplication) capital commitments by us (excluding our project entities), and (b) the portion of the indebtedness or other payment obligation to be guaranteed (other than by a special purpose vehicle guarantee) by us (other than our project entity that owns the development and investment project or such entity's general partner) exceed $5,000,000, such development and investment activity must be consented to and approved by Messrs. Bob Sulentic, Jim Groch and Chris Kirk prior to the time that the sum of such capital investment, capital commitment and portion of indebtedness or other payment obligation so guaranteed exceeds $5,000,000;

  •
  not pay, or contractually commit to any, promote compensation to any employees in connection with any development and investment activity if such payment would be inconsistent with our policies set forth in the merger agreement unless approved by Bob Sulentic after consultation with Brett White;

  •
  not enter into any exclusivity arrangements that would: (a) be applicable after the effective time of the merger to CBRE or its subsidiaries (excluding, after the effective time of the merger, us and our subsidiaries), or (b) apply to activities other than development and investment activities of us (other than any of our special purpose vehicles);

  •
  not, other than in our ordinary course of business, enter into any interest rate or currency swaps, caps, floors or option contracts or any other interest rate or currency risk management arrangement or foreign exchange contracts;

  •
  not, other than in our ordinary course of business, enter into any material contract concerning our intellectual property;

  •
  not enter into any contracts with, or commitments to, certain specified persons or certain of our specified affiliates; and

  •
  amend or modify in any material respect or terminate any contract we could not otherwise enter into without the prior written consent of CBRE.

No Solicitation of Transactions

        We have agreed that we will not, nor will we permit any of our subsidiaries to, nor will we authorize or knowingly permit any officer, director, employee, investment banker, attorney, accountant, agent or other advisor or representative of us or our subsidiaries to, directly or indirectly:

  •
  solicit, initiate, facilitate or knowingly encourage the submission of any acquisition proposal;

  •
  participate in any discussions or negotiations regarding, furnish to any person nonpublic information with respect to or in connection with, or take any other action to knowingly facilitate, any inquiries or the making of an acquisition proposal;

  •
  grant any waiver or release under any standstill agreement with respect to any class of our equity securities (subject to limited exceptions); or

  •
  except as permitted by the merger agreement, enter into any agreement relating to an acquisition proposal other than the merger.

        For purposes of the merger agreement, an "acquisition proposal" means any offer or proposal (whether or not in writing) regarding any of the following:

  •
  the acquisition by a third party of beneficial ownership (as defined in Rule 13d-3 as promulgated by the SEC under the Exchange Act) of more than 20% of the outstanding shares of any class of our equity interests, whether from us or pursuant to a tender offer or exchange offer or otherwise;

  •
  a merger, consolidation, business combination, reorganization, recapitalization or similar transaction involving us or any of our significant subsidiaries;

  •
  a liquidation or dissolution of us or any of our significant subsidiaries; or

  •
  any sale, lease, exchange or other disposition of assets (including the sale, lease, exchange or other disposition of equity interests in one or more of our subsidiaries) that would result in a third party acquiring more than 20% of the fair market value, on a consolidated basis, of our and our subsidiaries' assets, taken as a whole, immediately prior to such transaction;

provided, however, that an acquisition proposal will not include the sale, lease, exchange, transfer or other disposition of one or more development or investment properties (whether through the direct sale, exchange, transfer or other disposition of such properties or the direct sale, exchange, transfer or other disposition of one or more of our special purpose vehicles that own such properties) in our ordinary course of business of our development and investment group.

        Notwithstanding the foregoing restrictions, prior to approval and adoption of the merger agreement by our stockholders, if we receive an unsolicited acquisition proposal from a third party that constitutes a superior proposal or that our board of directors determines in good faith could reasonably be expected to lead to the delivery of a superior proposal from that third party, we may, subject to compliance with the nonsolicitation provisions of the merger agreement, furnish information, including non-public information, to, and engage in discussions and negotiations with, such third party with respect to its acquisition proposal and grant a waiver or release under any standstill or similar agreement if our board of directors concludes in good faith, after consultation with its outside financial advisors and legal advisors, that, as a result of such acquisition proposal, the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

        For purposes of the merger agreement, a "superior proposal" means any proposal

  •
  that would otherwise fulfill the definition of an "acquisition proposal" above, but with all percentages set forth therein being changed to 50%; and

  •
  that our board of directors concludes in good faith, after consultation with our outside legal counsel and financial advisors, (a) is on terms that are more favorable, from a financial point of view, to our stockholders than the terms of the merger agreement (including any written proposal by CBRE and Merger Sub received by us to amend the terms of the merger agreement) (taking into account all legal, financial, regulatory and other aspects of the proposal, including to the extent financing is required, the terms and conditions of the proposed financing); and (b) is reasonably capable of being completed.

        We have agreed that neither our board of directors nor any committee thereof will amend, withdraw, modify, change, condition or qualify in any manner adverse to CBRE or Merger Sub its recommendation that our stockholders approve and adopt the merger agreement; provided, however, that, our board of directors is permitted, at any time prior to the approval and adoption of the merger agreement by our stockholders, to amend, withdraw, modify, condition or qualify its recommendation that our stockholders approve and adopt the merger agreement in a manner adverse to CBRE or Merger Sub if:

  •
  our board of directors concludes in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its obligations to comply with its fiduciary duties under applicable law; provided that if and only if such amendment, withdrawal, modification, change, condition or qualification is proposed to be made in response to any acquisition proposal, then such amendment, withdrawal, modification, change, condition or qualification may not be made unless

  •
  such acquisition proposal constitutes a superior proposal;

  •
  we have complied in all material respects with the non-solicitation obligations in the merger agreement;

  •
  we have delivered to CBRE a written notice that advised CBRE that we have received a superior proposal, specified the material terms and conditions thereof and identified the person making such superior proposal and three business days have passed following delivery of such notice; and

  •
  either:

  •
  on or before the expiration of the three business day period following the delivery to CBRE of any such notice of superior proposal, CBRE does not make a written offer in response to such superior proposal; or

  •
  following receipt of a written offer from CBRE in response to the superior proposal within the three business day period, our board of directors concludes in good faith, after consultation with our outside legal counsel and financial advisors and after taking into consideration CBRE's revised proposal, that the superior proposal continues to be a superior proposal.

        We have also agreed:

  •
  to immediately terminate any discussions or negotiations with any third-party regarding acquisition proposals that were being conducted before the merger agreement was executed;

  •
  to request all third parties in possession of confidential information regarding us or our subsidiaries that was furnished by us or on behalf of us or any of our subsidiaries to return or destroy such information in the possession of such third party or their agents or advisors;

  •
  to notify CBRE by the next business day of our receipt of (a) an acquisition proposal, (b) any request for information in connection with an acquisition proposal or for access to our properties or books and records; (c) any inquiry that may reasonably lead to acquisition proposal or from any person seeking to have discussions or negotiations with us relating to a possible acquisition proposal; or (d) any request for a waiver or release under any standstill or similar agreement to which we are a party by any person who has informed us that they are considering making an acquisition proposal,

  •
  in any case, such notice to include the material terms and conditions of the proposal or request, the identity of the third party making the proposal or request and a copy of all written materials included therewith; and

  •
  to keep CBRE informed, on a reasonably current basis, in all material respects of the status and material terms and conditions of any acquisition proposals, requests or inquiries.

        Before we participate in any negotiations with, or furnish any information to, a third party that has made any inquiry or request that could reasonably be expected to lead to an acquisition proposal, we are required to enter into a confidentiality agreement with such party on terms that are not materially less favorable to the Company than the confidentiality agreement between us and CBRE.

Access to Information and Efforts to Close

        We have agreed, upon reasonable advance notice to among other things:

  •
  give CBRE, Merger Sub and their representatives reasonable access to our offices, properties, books and records;

  •
  furnish or make available to CBRE, Merger Sub and their representatives any financial and operating data and other material information in the possession of us or our subsidiaries as they may reasonably request; and

  •
  instruct our employees and representatives to cooperate with the reasonable requests of CBRE, Merger Sub and their representatives;

for the purpose of familiarizing themselves with us and our subsidiaries in anticipation of, or reasonably related to, the completion of the transactions contemplated by the merger agreement.

        Each of CBRE and Merger Sub has agreed to hold, and to cause its representatives to hold, any nonpublic information obtained in any investigation in confidence in accordance with the existing confidentiality agreement between us and CBRE. Additionally, we are not required to grant access or furnish any information if such information is of a competitively sensitive nature, subject to an attorney-client or attorney work product privilege or if such access or the furnishing of such information is prohibited by law or an existing contract.

Stockholder Meeting

        We have agreed to call, hold and convene a meeting of our stockholders to solicit from our stockholders proxies in favor of the approval and adoption of the merger agreement and to take all other reasonable lawful actions to obtain such adoption and approval. In addition, we have agreed that, subject to the right of our board of directors to amend, withdraw, modify, change, condition or qualify its recommendation of the merger pursuant to the terms and conditions outlined in the merger agreement, our board of directors will recommend that our stockholders vote in favor of the approval and adoption of the merger agreement. We may adjourn or postpone the stockholder meeting to the extent necessary to ensure that any supplement or amendment to the proxy statement, which is necessary to ensure that the proxy statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, is provided to our stockholders in advance of a vote on the merger, or if there are insufficient shares of our common stock represented to constitute a quorum or to approve and adopt the merger agreement.

Employee Matters

        CBRE has agreed that, from the effective time of the merger until one year thereafter, officers and employees of us and our subsidiaries who remain in the employ of the surviving corporation after the effective time of the merger will be provided employee benefits, plans and programs (excluding any equity based benefits or awards and any defined benefit retirement plan benefits) that, in the aggregate, are comparable to those made available by CBRE and its subsidiaries to similarly situated employees of CBRE or its subsidiaries immediately prior to the effective time of the merger.

        CBRE and the surviving corporation have agreed to grant to employees who continue their employment with the surviving corporation eligibility and vesting under the employee benefit plans after the merger to the same extent as such service credit was granted under our employee benefit plans immediately prior to the merger. Following the effective time of the merger, such continuing employees will retain credit for unused vacation and sick days that were accrued with us as of the effective time of the merger. In addition, if the effective time of the merger falls within an annual period of coverage under any group health plan of the surviving corporation or any of its subsidiaries, each continuing employee will be given credit for covered expenses paid by that employee under our previous employee benefit plans during the applicable coverage period through the effective time of the merger toward satisfaction of any annual deductible limitation and out-of-pocket maximum that may apply under that group health plan of the surviving corporation and its subsidiaries. Unless CBRE notifies us otherwise, we have agreed to terminate our existing 401(k) retirement savings plan effective as of the day immediately preceding the effective time of the merger.

        At the effective time of the merger, CBRE has also agreed to adopt and to cause the surviving corporation to adopt (a) the 2006 Bonus Plan (b) the Company's severance pay policy and (c) an employee retention plan (each in the form adopted by our board of directors) with respect to all employees who continue their employment with the surviving corporation until (i) the payments of all amounts due under the employee retention plan and with respect to calendar year 2006 in the case of the 2006 Bonus Plan, and (ii) one year from the closing date with respect to the severance pay policy.

Financing

        CBRE and Merger Sub have agreed to use all reasonable efforts to obtain the debt financing under the debt commitment letter provided to CBRE by Credit Suisse Securities (USA) LLC and Credit Suisse, Cayman Islands Branch, including using reasonable efforts to:

  •
  satisfy on a timely basis all conditions applicable to CBRE and Merger Sub to obtaining the debt financing under the debt commitment letter;

  •
  prior to the last day of the marketing period, negotiate and enter into definitive agreements with respect thereto on the terms and conditions contemplated by the debt commitment letter or on other terms in the aggregate not materially less favorable to CBRE and in no event less favorable as to pricing and economic terms (as determined in good faith reasonable judgment of CBRE);

  •
  timely prepare the necessary offering circulars, private placement memoranda, or other offering documents or marketing materials with respect to the debt financing;

  •
  commence the syndication activities contemplated by the debt commitment letter within seven days following the initiation date (as defined in the merger agreement); and

  •
  complete the debt financing under the debt commitment letter at or prior to the closing of the merger.

        If any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the debt commitment letter, CBRE and Merger Sub must use all reasonable efforts to arrange to obtain alternative financing, including from alternative sources, on terms not materially less favorable to CBRE in the aggregate and in no event less favorable as to pricing and other economic terms (as determined in the good faith reasonable judgment of CBRE) than the debt financing under the debt commitment letter, as promptly as practicable following the occurrence of such event.

        We have agreed, subject to certain exceptions and certain indemnification and expense reimbursement obligations of CBRE and Merger Sub, to cause our representatives to cooperate with all reasonable requests by CBRE in connection with the debt financing including, but not limited to, assisting with the preparation of offering documents and all related documentation, assisting with the preparation of any required financial information and causing our employees and representatives to attend meetings with prospective members of and participants in any syndicate of financial institutions being assembled to provide such debt financing.

CBRE Services Debt Consent Solicitation and Tender Offer or Redemption

        CBRE has agreed, no later than seven days after the execution of the merger agreement, to cause CBRE Services to conduct a tender offer and consent solicitation for all of CBRE Services' outstanding 9 3/4% senior notes due May 15, 2010 and, upon the receipt of the requested consents, CBRE will cause CBRE Services to enter into a supplemental indenture reflecting the amendments approved in the consent solicitation, which will become effective upon the acceptance of the notes tendered in the tender offer. CBRE will be responsible for all fees and expenses related to the tender offer and consent solicitation, including any premiums payable to noteholders. In the event that the requested consents have not been obtained by CBRE Services on or prior to March 16, 2007, CBRE must cause CBRE Services to deliver notice of, and conduct a redemption of, the notes pursuant to the indenture governing the notes. The closing of the tender offer is not conditioned on the closing of the merger and CBRE and CBRE Services must use all reasonable efforts to close the debt tender offer prior to the merger.

Governmental Approvals

        The completion of the merger is subject to the termination or expiration of the applicable waiting period under the HSR Act. Please see "The Merger—Regulatory Approvals" for more information.

Conditions to the Merger

  Conditions to Each Party's Obligation to Effect the Merger

        The obligations of the parties to complete the merger are subject to the satisfaction or waiver of the following mutual conditions:

  •
  the merger agreement shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon;

  •
  the waiting period (and any extension thereof) applicable to the merger under the HSR Act shall have been terminated or shall have expired; and

  •
  no temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by a court or agency of competent jurisdiction has been issued and remain in effect and no law has been enacted, issued, enforced, entered, or promulgated that prohibits or makes illegal the completion of the merger or any of the other material transactions contemplated by the merger agreement.

  Conditions to Obligations of CBRE and Merger Sub

        The obligations of CBRE and Merger Sub to effect the merger are subject to the satisfaction or written waiver of the following additional conditions:

  •
  (a) our representations and warranties contained in the merger agreement (other than the representations and warranties set forth in Sections 4.2, 4.5, 4.9(c), 4.13(c), 4.16, 4.23(a) and 4.23(b) of the merger agreement), disregarding all qualifications and exceptions contained therein relating to materiality or company material adverse effect, must be true and correct as of the closing date as if made on and as of the closing date (or, if given as of a specific date, at and as of such date), except where the failure or failures of any such representations and warranties to be so true and correct have not had and would not be reasonably expected to have, individually or in the aggregate, a company material adverse effect, (b) our representations and warranties contained in Sections 4.2, 4.5, 4.13(c), 4.16, 4.23(a) and 4.23(b) of the merger agreement must be true and correct in all material respects as of the closing date as if made on and as of the closing date (or, if given as of a specific date, at and as of such date) and (c) our representations and warranties contained in Section 4.9(c) must be true and correct as of the closing date as if made on and as of the closing date;

  •
  we must have performed and complied in all material respects with all covenants and agreements required by the merger agreement to be performed or complied with by us on or prior to the closing date; and

  •
  from the date of the merger agreement to the closing date, there must not have occurred any action, event, occurrence, development or state of circumstances or facts that has had or would be reasonably likely to have, individually or in the aggregate, a company material adverse effect.

  Conditions to Obligations of the Company

        Our obligations to effect the merger are subject to the satisfaction or written waiver of the following additional conditions:

  •
  the representations and warranties of CBRE and Merger Sub contained in the merger agreement, disregarding all qualifications and exceptions contained therein relating to materiality or a material adverse effect with respect to CBRE or Merger Sub, must be true and correct as of the closing date as if made on and as of the closing date (or, if given as of a specific date, at and as of such date), except where the failure or failures of any such representations and warranties to be so true and correct have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to CBRE or Merger Sub; and

  •
  CBRE and Merger Sub must have performed and complied in all material respects with all covenants and agreements required by the merger agreement to be performed or complied with by it on or prior to the closing date.

Termination

        The merger agreement may be terminated and the merger abandoned at any time prior to the effective time:

  •
  by mutual written agreement of CBRE and us;

  •
  by either CBRE or us, if

  •
  the effective time of the merger has not occurred on or before May 7, 2007 (the "end date"); provided, however, that such right to terminate is not available to any party whose breach of or failure to perform is the principal cause of the failure of the merger to occur on or before the date on which the merger agreement is sought to be terminated; provided, further, however, that, if neither CBRE nor Merger Sub is in material breach of any representation, warranty, covenant or agreement contained in the merger agreement other than the failure of CBRE or Merger Sub to complete the merger when required to do so pursuant to the terms of the merger agreement solely by reason of a failure to receive the proceeds of the debt financing contemplated by the debt commitment letter, then the foregoing proviso will not apply to CBRE in such circumstance, provided further, however, that if on the end date (as determined before any extension thereof pursuant to this proviso) all conditions under the merger agreement have been satisfied (treating such date as if it were the closing date) (other than the receipt of all applicable antitrust consents and approvals and the delivery of the requisite officer's certificates in connection with the closing), then either we or CBRE may extend the end date to August 6, 2007 by delivery of written notice of such extension to the other on or within five business days prior to the end date;

    •
    if any governmental entity of competent jurisdiction has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the merger either on the basis that the merger and the transactions contemplated thereby are violative of any antitrust law or on any other basis and such order decree, ruling or action has become final and nonappealable; provided, however, that such right to terminate is not available to any party whose material breach of the merger agreement has been the principal cause of such action; or

    •
    the meeting of our stockholders (or any adjournment or postponement thereof) has been convened and concluded and the required approval and adoption of the merger agreement of our stockholders has not been obtained;

  •
  by us,

  •
  if a breach of or failure to perform in any material respect any representation, warranty, covenant or agreement set forth in the merger agreement by CBRE or Merger Sub has occurred which breach or failure to perform would give rise to the failure of a closing condition in the merger agreement and, if curable, such breach or failure has not been cured within 20 days (but not beyond the end date) after the receipt of written notice from us, or such breach or failure is not reasonably capable of being cured within 20 days (but not beyond the end date) after the receipt of written notice from us; provided, that such right to terminate is not available to us if our material breach of any of our representations, warranties, covenants and obligations gives rise to a failure of a mutual closing condition or a closing condition of CBRE and Merger Sub in the merger agreement;

  •
  in response to a superior proposal, provided, however, that we must have complied with the nonsolicitation obligations set forth in the merger agreement and, for the termination to be effective, we must have paid the termination fee described below to CBRE; or

  •
  if the completion of the merger has not occurred when required by the merger agreement due to CBRE's or Merger Sub's failure to complete the merger in breach of the merger agreement and, at the time of such termination, both the mutual closing conditions to the merger and the closing conditions of CBRE and Merger Sub to the merger (other than the delivery of the requisite officers certificate by us) have been satisfied or waived;

  •
  by CBRE, if:

  •
  a breach of or failure to perform in any material respect any representation, warranty, covenant or agreement set forth in the merger agreement by us has occurred which breach or failure to perform would give rise to the failure of a closing condition in the merger agreement and, if curable, such breach or failure has not been cured within 20 days (but not beyond the end date) after the receipt of written notice from CBRE, or such breach or failure is not reasonably capable of being cured within 20 days (but not beyond the end date) after the receipt of written notice from CBRE; provided, that such right to terminate is not available to CBRE if its material breach of any of its representations, warranties, covenants and obligations gives rise to a failure of a mutual closing condition or a closing condition of us in the merger agreement;

  •
  our board of directors or any other duly authorized committee of our board of directors has amended, withdrawn, modified, changed, conditioned or qualified, in a manner adverse to CBRE or Merger Sub, its recommendation that our stockholders adopt and approve the merger agreement or we have failed to include such recommendation in this proxy statement;

    •
    our board of directors or any other duly authorized committee of our board of directors has recommended to our stockholders an acquisition proposal (other than by CBRE, Merger Sub or their affiliates);

    •
    our board of directors or any other duly authorized committee of our board of directors approves or recommends that our stockholders tender their shares of our common stock, or otherwise fails to recommend that our stockholders not tender, their shares of our common stock in an acquisition proposal (other than by CBRE, Merger Sub or their affiliates);

    •
    our board of directors or any other duly authorized committee of our board of directors approves a resolution, publicly proposes or agrees to do any of the matters set forth in the second, third or fourth bullet points above; or

    •
    after the third business day following CBRE's receipt of a notice of superior proposal unless, prior to such termination, (a) a new notice of superior proposal has been delivered with respect to an acquisition proposal by a different third party than the prior notice of superior proposal, (b) a new notice of superior proposal has been delivered with respect to a modified superior proposal or (c) we have withdrawn such notice of superior proposal.

Fees and Expenses

  Fees Payable by Us to CBRE

        We have agreed to pay CBRE a termination fee of $40,000,000 in cash if CBRE terminates the merger agreement because:

  •
  our board of directors or any other duly authorized committee of our board of directors has amended, withdrawn, modified, changed, conditioned or qualified, in a manner adverse to CBRE or Merger Sub, its recommendation that our stockholders adopt and approve the merger agreement or we have failed to include such recommendation in this proxy statement;

  •
  our board of directors or any other duly authorized committee of our board of directors has recommended to our stockholders an acquisition proposal (other than by CBRE, Merger Sub or their affiliates);

  •
  our board of directors or any other duly authorized committee of our board of directors approves or recommends that our stockholders tender of our common stock, or otherwise fails to recommend that our stockholders not tender, their shares in an acquisition proposal (other than by CBRE, Merger Sub or their affiliates);

  •
  our board of directors or any other duly authorized committee of our board of directors approves a resolution, publicly proposes or agrees to do any of the matters set forth in the second, third or fourth bullet points above; or

  •
  after the third business day after CBRE's receipt of a notice of superior proposal, subject to specified exceptions.

        We have also agreed to pay CBRE a termination fee of $40,000,000 in cash if we terminate the merger agreement in order to accept a superior proposal.

        In addition, we have agreed to pay CBRE a termination fee of $40,000,000 in cash if:

  •
  the merger agreement is terminated by (a) either CBRE or us (i) because of the failure of our stockholders to approve and adopt the merger agreement or (ii) because the effective time of the merger has not occurred by the end date (and the failure of the effective time to occur by the end date is not due to a material breach of the merger agreement by CBRE, the failure to obtain the required antitrust approvals or the failure of CBRE and Merger Sub to receive the financing for the merger contemplated by the debt commitment letter), or (b) by CBRE due to a breach of or failure by us to perform in any material respect any representation, warranty, covenant or agreement set forth in the merger agreement and, if curable, such breach or failure has not been cured within 20 days (but not beyond the end date) after the receipt of written notice from CBRE or such breach or failure is not reasonably capable of being cured within 20 days (but not beyond the end date) after the receipt of written notice from CBRE;

  •
  prior to the termination of the merger agreement, there is another publicly announced or publicly disclosed acquisition proposal (with all percentages included in the definition of acquisition proposal increased to 30%) or such acquisition proposal is completed; and

  •
  within twelve months after the date of the termination, we complete a transaction contemplated by another acquisition proposal or enter into a definitive agreement relating to another acquisition proposal, provided, however, that, in such case, the definition of acquisition proposal will be read with all percentages therein increased to 30%;

such termination fee to be paid to CBRE following the earlier of the completion of the transaction contemplated by such other acquisition proposal or our entering into a definitive agreement contemplating such acquisition proposal.

  Fees Payable by CBRE to Us

        CBRE has agreed to pay us a fee of $100,000,000 in cash if the merger agreement is terminated by CBRE or us because (a) the effective time of the merger has not occurred by the end date, or (b) any governmental entity of competent jurisdiction has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the merger on the basis that the merger and the transactions contemplated thereby are violative of any antitrust law and such order decree, ruling or action has become final and nonappealable, and in either case, at the time of such termination:

  •
  we and CBRE were each entitled to terminate the merger agreement upon the occurrence of the events set forth in clause (a) or (b), as applicable;

  •
  neither we nor CBRE has the right to terminate the merger agreement as a result of any governmental entity of competent jurisdiction issuing an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the merger for any reason other than for a violation of antitrust laws, and such order, decree, ruling or action has become final and nonappealable (or would have the right to so terminate assuming that the relevant order, decree, ruling or action has become final and nonappealable at the time of such termination);

  •
  in the event of such termination because the effective time has not occurred by the end date and treating such date of termination as if it were the closing date, all mutual closing conditions to the merger (other than antitrust approvals) and the conditions of CBRE and Merger Sub to the merger (other than the delivery by us of our requisite officer's certificate) have been satisfied; and

  •
  in the event of such termination due to the failure to obtain the required antitrust approvals, all mutual closing conditions to the merger (other than antitrust approvals) have been satisfied or waived or are reasonably likely to have been satisfied by the end date and (treating such date of termination as if it were the closing date) the conditions of CBRE and Merger Sub to the merger (other than the delivery by us of our requisite officer's certificate) have been satisfied.

        CBRE and Merger Sub have agreed, jointly and severally, to pay to us liquidated damages in the amount of $200,000,000 in cash if the merger agreement is terminated:

  •
  by us because the effective time of the merger has not occurred by the end date and CBRE's or Merger Sub's breach of the merger agreement was the principal cause of, or resulted in, the failure of the merger to occur by the end date;

  •
  by us or CBRE because the effective time has not occurred by the end date (and at the time of such termination, both we and CBRE have the right to terminate the merger agreement for such reason) and CBRE and Merger Sub have failed to complete the merger when required to do so pursuant to the terms of the merger agreement solely by reason of a failure to receive the proceeds of the financing contemplated by the debt commitment letter;

  •
  by us because a governmental entity of competent jurisdiction has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the merger either on the basis that the merger and the transactions contemplated thereby are violative of any antitrust law or on any other basis and such order decree, ruling or action has become final and nonappealable and CBRE's or Merger Sub's breach of the merger agreement was the principal cause of such action;

  •
  by us because CBRE or Merger Sub have breached or failed to perform in any material respect any representation, warranty, covenant or agreement set forth in the merger agreement by CBRE or Merger Sub, which breach or failure to perform would give rise to the failure of a closing condition in the merger agreement and, if curable, such breach or failure has not been cured within 20 days (but not beyond the end date) after the receipt of written notice from us, or such breach or failure is not reasonably capable of being cured within 20 days (but not beyond the end date) after the receipt of written notice from us; or

  •
  by us because the merger has not been completed when required by the merger agreement due to CBRE's or Merger Sub's failure to complete the merger in breach of the merger agreement and, at the time of such termination, all mutual closing conditions under the merger agreement and closing conditions of CBRE and Merger Sub under the merger agreement have been satisfied (other than the delivery by us of the requisite officer's certificate); or

  •
  by CBRE or Merger Sub when they did not have the right to terminate the merger agreement.

  Maximum Liability of CBRE and Merger Sub

        The maximum aggregate liability of CBRE and Merger Sub in the aggregate for all damages arising out of or resulting from breaches of the merger agreement or any representations, warranties, covenants and agreements contained in the merger agreement is $200,000,000, minus the amount of any CBRE liquidated damages or antitrust termination fee that was paid to us by CBRE. We have agreed that we cannot seek damages of any kind against any CBRE affiliate other than CBRE and Merger Sub and that we can only seek damages against CBRE and Merger Sub in an amount equal to this liability cap, plus the amount of our costs and expenses in pursuing our legal remedies to obtain such recovery.

  Expenses

        Except as otherwise specifically provided in the merger agreement, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, whether or not the merger is completed.

Amendment and Waiver

        The merger agreement may be amended or waived in writing by the parties thereto at any time prior to the effective time.

        Until the effective time of the merger, the parties may, to the extent legally allowed:

  •
  extend the time for the performance of any of the obligations or other acts of the other parties in the merger agreement; and

  •
  waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant thereto.

Specific Performance

        Prior to any termination of the merger agreement, but subject to terms and conditions set forth in this paragraph, the parties to the merger agreement will be entitled to specific performance of the terms of the merger agreement. We will not be entitled to an injunction to prevent breaches of the merger agreement by CBRE or Merger Sub or to enforce specifically the terms and provisions of the merger agreement if (a) we are in material breach of any our representations, warranties, covenants or obligations in the merger agreement or (b) the merger has not been completed due to a failure of CBRE or Merger Sub to receive the proceeds of the financing contemplated by the debt commitment letter and neither CBRE nor Merger Sub is in material breach of their respective representatives, warranties, covenants or obligations under the merger agreement so as to cause any of the mutual closing conditions to the merger agreement not to be satisfied or to cause any of our closing conditions to the merger agreement not to be satisfied (other than due to a breach consisting of the failure to complete the merger due to the failure to receive the proceeds of the financing under the debt commitment letters). Neither CBRE nor Merger Sub will be entitled to an injunction to prevent breaches of the merger agreement by us or to enforce specifically the terms and provisions of the merger agreement if either CBRE or Merger Sub is in material breach of their respective representatives, warranties, covenants or obligations under the merger agreement so as to cause any of the mutual closing conditions to the merger agreement not to be satisfied or to cause any of our closing conditions to the merger agreement not to be satisfied. In the event that any action is brought in equity to enforce the provisions of the merger agreement, no party to the merger agreement may allege, and each has waived the defense, that there is an available adequate remedy at law.

STOCK VOTING AGREEMENTS

        Each of the following individuals have entered into a stock voting agreement in connection with the merger:

Name:	Title:
William F. Concannon	Vice Chairman and Director
James R. Groch	Chief Investment Officer and President, Funds and Investment Management
Matthew S. Khourie	President, Development and Investment—Central Operations
Michael J. Lafitte	President, Global Services
Derek R. McClain	Chief Financial Officer
Diane S. Paddison	Chief Operating Officer, Global Services
T. Christopher Roth	President, Development and Investment—Eastern Operations
John A. Stirek	President, Development and Investment—Western Operations
Robert E. Sulentic	Chairman of the Board of Directors, Chief Executive Officer and President

        As of October 25, 2006, an aggregate of 2,146,987 shares of Trammell Crow Company common stock and currently exercisable options to purchase an additional 1,494,577 shares of Trammell Crow Company common stock were subject to such stock voting agreements. The shares of these holders subject to the stock voting agreements (not including shares purchasable upon the exercise of currently exercisable stock options held by such holders) represent approximately 5.9% of the Company's outstanding common stock as of the record date.

        Pursuant to the stock voting agreements, each of these stockholders has agreed to vote, and has executed a proxy in favor of CBRE so that their shares may be voted, at the special meeting:

  •
  in favor of the adoption of the merger agreement, including all actions and transactions contemplated by the merger agreement or the proxy granted under the stock voting agreement;

  •
  in favor of any other actions presented to the stockholders of the Company in furtherance of the merger agreement, the merger and the other actions and transactions contemplated by the merger agreement or the proxy granted under the stock voting agreement;

  •
  against approval of any proposal made in opposition to, or in competition with, the merger agreement or completion of the merger and the other transactions contemplated by the merger agreement or the proxy granted under the stock voting agreement; and

  •
  against any action that is intended, or could reasonably be expected to, in any manner impede, frustrate, prevent, nullify, interfere with, delay, postpone, discourage or otherwise adversely affect the completion of the merger or any of the other transactions contemplated by the merger agreement in accordance with the terms of the merger agreement.

        In addition, under the stock voting agreements, each of these stockholders has agreed:

  •
  with limited exceptions, not to transfer or encumber (or cause or permit any transfer or encumbrance) any shares of Trammell Crow Company or stock options relating any shares of Trammell Crow Company, or make any agreement relating thereto, in each case, without the prior written consent of CBRE;

  •
  not to deposit (or cause or permit the deposit of) any shares of Trammell Crow Company or stock options relating any shares of Trammell Crow Company in a voting trust or grant (or cause or permit the grant of) any proxy or enter into (or cause or permit the entry into) any voting agreement or similar agreement with respect to any shares of Trammell Crow Company or stock options relating any shares of Trammell Crow Company, other than as contemplated by the stock voting agreement, the proxy granted under the stock voting agreement or the merger agreement;

  •
  not to bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity (an "action") that challenges the validity of or seeks to enjoin the operation of any provision of the stock voting agreement or the proxy granted under the stock voting agreement; and

  •
  subject to complying with their fiduciary duties as an officer or director, not to bring or commence any action that alleges that the execution and delivery of the stock voting agreement or the proxy granted under the stock voting agreement, either alone or together with the other voting agreements and proxies to be delivered in connection with the execution of the merger agreement, or the approval of the merger agreement by the board of directors of the Company, breaches any fiduciary duty of the board of directors of the Company or any member thereof.

        The stock voting agreements terminate upon the earlier of (a) the effective time of the merger OR (b) the termination of the merger agreement in accordance with its terms.

MARKET PRICE OF THE COMPANY'S COMMON STOCK

        Our common stock is quoted on the NYSE under the symbol "TCC." The following table sets forth the high and low sales prices per share of our common stock on the NYSE for the periods indicated.

	Fiscal Quarter
Fiscal Year Ended December 31, 2006
	1st	2nd	3rd	4th*
High	$34.90	$41.45	$38.20	$	[ ]
Low	$24.57	$30.50	$31.30		$34.80
	Fiscal Quarter
Fiscal Year Ended December 31, 2005
	1st	2nd	3rd	4th
High	$21.19	$36.91	$27.88	$27.16
Low	$15.83	$20.32	$23.32	$23.05
	Fiscal Quarter
Fiscal Year Ended December 31, 2004
	1st	2nd	3rd	4th
High	$14.52	$14.30	$16.20	$18.51
Low	$13.25	$12.25	$12.51	$14.86

*
Through [                        ], 2006.

        The closing sale price of our common stock on the NYSE on October 30, 2006, which was the last trading day before we announced the merger, was $39.10 per share. On [            ], 200[    ], the last trading day before the date of this proxy statement, the closing price for our common stock on the NYSE was $[            ] per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares.

        The Company does not pay regular dividends on shares of its common stock.

        As of [            ], 2006, the last trading day before the date of this proxy statement, there were [            ] registered holders of the Company's common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

        The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Company's common stock as of October 25, 2006, by:

  •
  each current director of the Company;

  •
  the chief executive officer and the next six most highly compensated executive officers of the Company (the "Named Executive Officers");

  •
  all of the executive officers and directors of the Company as a group;

  •
  each other person known to the Company to own beneficially more than five percent of the outstanding common stock of the Company;

        Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company. The number of shares beneficially owned by a person includes shares of common stock of the Company that are subject to stock options that are either currently exercisable or exercisable within 60 days after October 25, 2006. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person. These shares are not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to the Company's knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder. On October 25, 2006, there were 36,350,819 shares of common stock of the Company outstanding.

Name	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Third Avenue Management LLC 622 Third Avenue, 32nd Floor New York, New York 10017-2023	6,642,282	(1)	18.3%
Robert E. Sulentic	932,181	(2)	2.5%
William F. Concannon	716,761	(3)	2.0%
J. McDonald Williams	531,090	(4)	1.5%
James R. Groch	384,008	(5)	1.1%
Matthew S. Khourie	415,976	(6)	1.1%
T. Christopher Roth	311,688	(7)	*
John A. Stirek	291,053	(8)	*
Michael J. Lafitte	177,581	(9)	*
Rowland T. Moriarty	118,510	(10)	*
James R. Erwin	57,610	(11)	*
Jeffrey M. Heller	48,610	(12)	*
Curtis F. Feeny	42,052	(13)	*
Michael A. Moses	5,507	(14)	*
Directors and executive officers as a group (16 persons)	4,585,619	(15)	12.0%

*
Less than one percent

(1)
Based on information set forth in Amendment No. 9 to Schedule 13G, filed February 15, 2006 (the "TAM Schedule 13G"), filed with the Commission by Third Avenue Management LLC ("TAM"). The TAM Schedule 13G reflects that TAM has sole voting power with respect to 6,637,882 shares of common stock and sole dispositive power with respect to 6,642,282 shares of common stock. The TAM Schedule 13G indicates that certain investment companies registered under the Investment Company Act of 1940 and various clients for whom TAM acts as investment advisor have the right to receive dividends from, and the proceeds from the sale of, the securities beneficially owned by TAM.

(2)
Includes 23,000 shares owned by Mr. Sulentic's wife and 466,663 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days. Includes 159,358 unvested shares of restricted stock which Mr. Sulentic cannot dispose of without the Company's consent until the restrictions on these shares lapse.

(3)
Includes 358,727 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days. Includes 83,161 unvested shares of restricted stock which Mr. Concannon cannot dispose of without the Company's consent until the restrictions on these shares lapse.

(4)
Includes 52,327 shares that may be acquired upon the exercise of options that currently are exercisable. Also includes 1,184 performance units which may be settled (a) in cash or in common stock, (b) in a single lump sum or in up to five annual installments, and (c) upon Mr. Williams' termination of services, completion of a stated number of years or a date specified by Mr. Williams.

(5)
Includes 14,313 shares held in trust for the benefit of Mr. Groch's family members. Mr. Groch is the trustee of the trust. Also includes 160,460 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days. Includes 91,972 unvested shares of restricted stock which Mr. Groch cannot dispose of without the Company's consent until the restrictions on these shares lapse.

(6)
Includes 85,250 shares held in a family limited partnership. Mr. Khourie and his wife are the general partners of the limited partnership. Mr. Khourie's children are the limited partners of the limited partnership. Also, includes 90,412 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days. Includes 64,942 unvested shares of restricted stock which Mr. Khourie cannot dispose of without the Company's consent until the restrictions on these shares lapse.

(7)
Includes 154,870 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days. Includes 72,162 unvested shares of restricted stock which Mr. Roth cannot dispose of without the Company's consent until the restrictions on these shares lapse.

(8)
Includes 14,375 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days. Includes 72,142 unvested shares of restricted stock which Mr. Stirek cannot dispose of without the Company's consent until the restrictions on these shares lapse.

(9)
Includes 45,418 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days. Includes 85,581 unvested shares of restricted stock which Mr. Lafitte cannot dispose of without the Company's consent until the restrictions on these shares lapse.

(10)
Includes 37,925 shares that may be acquired upon the exercise of options that currently are exercisable, 5,000 shares of common stock held indirectly by a non-issuer retirement trust, and 36,939 shares held in trust for the benefit of Dr. Moriarty's family members. Dr. Moriarty disclaims beneficial ownership of all securities held in trust for the benefit of his family members.

(11)
Includes 37,925 shares that may be acquired upon the exercise of options that currently are exercisable. Also includes 10,685 performance units which may be settled (a) in cash or in common stock, (b) in a single lump sum or in up to five annual installments, and (c) upon Mr. Erwin's termination of services, completion of a stated number of years or a date specified by Mr. Erwin.

(12)
Includes 37,925 shares that may be acquired upon the exercise of options that currently are exercisable. Also includes 10,685 performance units that may be settled (a) in cash or in common stock, (b) in a lump sum or in up to five annual installments, and (c) upon Mr. Heller's termination of services, completion of a stated number of years or a date specified by Mr. Heller.

(13)
Includes 250 shares held in trust for the benefit of Mr. Feeny, his wife and his children, 2,100 shares owned by Mr. Feeny's sons, 2,400 shares owned by Mr. Feeny's daughters and 30,539 shares that may be acquired upon the exercise of options that currently are exercisable. Also includes 6,763 performance units which may be settled (a) in cash or in common stock, (b) in a single lump sum or in up to five annual installments, and (c) upon Mr. Feeny's termination of services, completion of a stated number of years or a date specified by Mr. Feeny.

(14)
Includes 5,107 performance units that may be settled (a) in cash or in common stock, (b) in a lump sum or in up to five annual installments, and (c) upon Dr. Moses' termination of services, completion of a stated number of years or a date specified by Dr. Moses.

(15)
Includes (a) 1,721,718 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days, (b) 34,424 performance units that may be settled (i) in cash or in common stock, (ii) in a lump sum or in up to five annual installments, and (iii) upon the individual's termination of services, completion of a stated number of years or a date specified by the individual, and (c) 1,343,199 unvested shares of restricted stock which cannot be disposed of without the Company's consent until the restrictions on these shares lapse.

SUBMISSION OF STOCKHOLDER PROPOSALS

        We will only hold a 2007 annual meeting of our stockholders if the merger is not successfully completed. Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, our management will have discretionary authority to vote on any matter of which we do not receive notice by March 3, 2007, with respect to proxies submitted to our 2007 annual meeting of stockholders. To be included in our board of directors' solicitation of proxies relating to our 2007 annual meeting of stockholders, a stockholder proposal must be received by our corporate secretary at Trammell Crow Company, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, no later than December 19, 2006. Pursuant to our certificate of incorporation, in order to nominate persons for election to our board of directors at our 2007 annual meeting of stockholders, a stockholder must deliver notice, in the form specified in our certificate of incorporation, to our principal executive offices not less than 60 days nor more than 90 days prior to the scheduled date to our 2007 annual meeting of stockholders, which has not yet been determined.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:

Public Reference Room 100 F Street, N.E. Washington, D.C. 20549

        Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, by written or telephonic request directed to us at Trammell Crow Company, 2001 Ross Avenue, Suite 3400 Dallas, Texas 75201, (214) 863-3020, Attention: Investor Relations. If you would like to request documents, please do so by promptly in order to receive them before the special meeting.

        The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. Any statement so modified or superceded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. For the avoidance of doubt, information furnished pursuant to Item 2.02 or 7.01 of any Current Report on Form 8-K will not be deemed incorporated herein or otherwise to form a part hereof. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting:

Company Filings:	Periods:
Annual Report on Form 10-K
Annual Report on Form 10-K filed March 15, 2006 with respect to the year ended December 31, 2005, as amended by Annual Report on Form 10-K/A filed June 29, 2006 with respect to the year ended December 31, 2005
Quarterly Reports on Form 10-Q	Quarterly Reports on Form 10-Q filed August 9, 2006 with respect to the quarterly period ended June 30, 2006 and filed May 10, 2006 with respect to the quarterly period ended March 31, 2006
Current Reports on Form 8-K
Current Reports on Form 8-K filed November 2, 2006, November 1, 2006, August, 25, 2006, August 15, 2006, July 27, 2006, June 30, 2006, June 19, 2006, May 25, 2006, April 27, 2006, February 23, 2006 and January 12, 2006

        No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated [                        ], 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date and the mailing of this proxy statement to stockholders will not create any implication to the contrary.

Annex A

        EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

TRAMMELL CROW COMPANY,

CB RICHARD ELLIS GROUP, INC.

and

A-2 ACQUISITION CORP.

October 30, 2006

A-i

5.7.	Solvency; Surviving Corporation After the Merger.	A-34
5.8.	Vote/Approval Required.	A-34
5.9.	Parent SEC Documents.	A-34
5.10.	Litigation.	A-35
5.11.	No Business Conduct; Ownership.	A-35
ARTICLE 6 COVENANTS OF THE COMPANY		A-35
6.1.	Company Interim Operations.	A-35
6.2.	Stockholder Meeting.	A-41
6.3.	Acquisition Proposals; Board Recommendation.	A-42
6.4.	Termination of Credit Agreements.	A-44
6.5.	Resignation of Directors.	A-44
6.6.	Rule 16b-3.	A-44
ARTICLE 7 COVENANTS OF PARENT AND ACQUIROR		A-45
7.1.	Director and Officer Liability.	A-45
7.2.	Employee Benefits.	A-47
7.3.	Transfer Taxes.	A-48
7.4.	Debt Tender Offer or Redemption.	A-48
7.5.	Parent Board of Directors.	A-49
ARTICLE 8 COVENANTS OF PARENT ACQUIROR AND THE COMPANY		A-49
8.1.	Efforts.	A-49
8.2.	Governmental Approvals.	A-49
8.3.	Proxy Statement.	A-51
8.4.	Public Announcements.	A-52
8.5.	Access to Information; Notification of Certain Matters.	A-52
8.6.	Disposition of Litigation.	A-54
8.7.	Confidentiality Agreements.	A-54
8.8.	Financing Arrangements.	A-54
8.9.	Investigation and Agreement by Parent and Acquiror; No Other Representations or Warranties.	A-56
ARTICLE 9 CONDITIONS TO MERGER		A-57
9.1.	Conditions to the Obligations of Each Party.	A-57
9.2.	Conditions to the Obligations of the Company.	A-58
9.3.	Conditions to the Obligations of Parent and Acquiror.	A-58
ARTICLE 10 TERMINATION		A-59
10.1.	Termination.	A-59
10.2.	Effect of Termination.	A-61
10.3.	Fees and Expenses.	A-63
ARTICLE 11 MISCELLANEOUS		A-64
11.1.	Notices.	A-64
11.2.	Survival.	A-65
11.3.	Amendments; No Waivers.	A-65
11.4.	Successors and Assigns	A-65
11.5.	Counterparts; Effectiveness; Third Party Beneficiaries	A-65
11.6.	Governing Law	A-65
11.7.	Jurisdiction	A-65
11.8.	Enforcement	A-66
11.9.	Entire Agreement	A-66

A-ii

11.10.	Authorship; Representation by Counsel	A-66
11.11.	Severability	A-66
11.12.	Waiver of Jury Trial	A-67
11.13.	Rules of Construction.	A-67
11.14.	Affiliate Liability	A-68

EXHIBIT A	Form of Voting Agreement
SCHEDULE A	Individuals Entering into Employment Agreement Amendments

A-iii

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into this 30th day of October 2006, by and among Trammell Crow Company, a Delaware corporation (the "Company"), CB Richard Ellis Group, Inc., a Delaware corporation ("Parent"), and A-2 Acquisition Corp., a Delaware corporation wholly owned, directly or indirectly, by Parent ("Acquiror").

        WHEREAS, the Board of Directors of the Company has (i) determined that the Merger (as defined herein) is advisable and in the best interest of the Company Stockholders (as defined below), and (ii) approved the Merger;

        WHEREAS, the Board of Directors of each of Parent and Acquiror has (i) determined that the Merger is advisable and in the best interest of its respective stockholders, and (ii) approved the Merger;

        WHEREAS, contemporaneously with the execution of this Agreement, certain employees of the Company identified on Schedule A hereto have entered into employment agreements with Parent effected as amendments to existing employment agreements with the Company pursuant to which CB Richard Ellis, Inc. shall assume such employment agreements effective as of the Effective Time (as defined below);

        WHEREAS, contemporaneously with the execution of this Agreement, certain Company Stockholders (as defined below) have entered into voting agreements with Parent, Acquiror and the Company (the "Voting Agreements"), each of which is in the form attached hereto as Exhibit A, pursuant to which, among other things, such Company Stockholders have agreed to vote their Company Shares (as defined below) in favor of adopting and approving this Agreement and the Merger; and

        WHEREAS, by resolutions duly adopted, the respective Boards of Directors of the Company, Parent and Acquiror have approved and adopted this Agreement and the transactions and other agreements contemplated hereby.

        NOW, THEREFORE, in consideration of the premises and promises contained herein, and intending to be legally bound, the parties hereto agree as set forth below.

ARTICLE 1

DEFINITIONS

        1.1.    Definitions.

          (a)   As used herein, the following terms have the meanings set forth below:

        "Acquiror Share" means one share of common stock of Acquiror, $0.01 par value per share.

        "Acquisition Proposal" means, other than the Merger, any offer or proposal (whether or not in writing) regarding any of the following: (a) the acquisition by a Third Party of beneficial ownership (as defined in Rule 13d-3 as promulgated by the SEC under the Exchange Act) of more than twenty percent (20%) of the outstanding shares of any class of Equity Interests of the Company, whether from the Company or pursuant to a tender offer or exchange offer or otherwise, (b) a merger, consolidation, business combination, reorganization, recapitalization or similar transaction involving the Company or any Significant Subsidiary of the Company, (c) a liquidation or dissolution of the Company or any Significant Subsidiary of the Company, or (d) any sale, lease, exchange or other disposition of assets (including the sale, lease, exchange or other disposition of Equity Interests of one or more Company Subsidiaries) that would result in a Third Party acquiring more than twenty percent (20%) of the fair market value on a consolidated basis of the assets of the Company and Company Subsidiaries, taken as a whole, immediately prior to such transaction; provided, however, that an Acquisition Proposal shall not include the sale, lease, exchange, transfer or other disposition of one or more development or investment properties (whether through the direct sale, exchange, transfer or other disposition of such properties or the direct sale, exchange, transfer or other disposition of one or more Special Purpose Vehicles that own such properties) in the Ordinary Course of Business of the Development and Investment Group.

        "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such first Person. For purposes of this definition, the term "control" (including the correlative terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Alliance Agreements" means the Company's alliance or affiliation agreements with Savills plc, J.J. Barnicke and Grant Samuels.

        "Antitrust Laws" means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other federal, state and foreign Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restriction of trade or business or competition through merger or acquisition, each as amended.

        "Business Day" means any day, other than a Saturday, Sunday or one on which banks are authorized by Law to be closed in Dallas, Texas or Los Angeles, California.

        "Code" means the U.S. Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

        "Company Balance Sheet" means the Company's consolidated balance sheet included in the Company 10-K, as amended, relating to its fiscal year ended on December 31, 2005.

        "Company Charter" means the certificate of incorporation of the Company.

        "Company Damages" means any loss or damage of any nature suffered as a result of the breach by Parent or Acquiror of this Agreement or any representation, warranty, covenant or agreement contained in this Agreement.

        "Company Entities" means, collectively, the Company Subsidiaries, Special Purpose Vehicles and the Company Minority Investments.

        "Company Material Adverse Effect" means any material adverse effect on (a) the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (but with respect to Project Entities and Company Minority Investments, only to the extent of such effects on the Company's direct or indirect Equity Interests therein and/or on the obligations or liabilities of the Company and its Subsidiaries that are not Project Entities or Company Minority Investments), or (b) the ability of the Company to perform its obligations under this Agreement or the other agreements and transactions contemplated hereby to which it is a party; provided, however, that, in determining whether there has been a Company Material Adverse Effect or whether a Company Material Adverse Effect would be reasonably likely to occur, this definition shall exclude any material adverse effect to the extent arising out of, attributable to or resulting from:

            (i)  any generally applicable change in Law or GAAP or interpretation of any thereof;

           (ii)  (A) any public announcement prior to the date of this Agreement of discussions among the parties hereto regarding the transactions contemplated hereby, (B) the announcement of this Agreement, (C) the pendency of the consummation of the Merger or the transactions contemplated hereby, or (D) any suit, action or proceeding arising out of or in connection with this Agreement or the transactions contemplated hereby (other than causes of action brought by Parent or Acquiror for breach of this Agreement);

          (iii)  actions or inactions specifically permitted by a prior written waiver by Parent of performance by the Company of any of its obligations under this Agreement;

          (iv)  changes in conditions generally affecting the industries in which the Company and its Subsidiaries conduct their business;

           (v)  general economic, political or financial market conditions;

          (vi)  any outbreak or escalation of hostilities (including, without limitation, any declaration of war by the U.S. Congress) or acts of terrorism;

         (vii)  the termination after the date of this Agreement of any employee's or independent contractor's employment by, or independent contractor relationship with, the Company or any of its Subsidiaries, or any notice thereof, other than as a result of any breach by the Company or any of its Subsidiaries of the terms of this Agreement;

        (viii)  the failure of the Company or any Company Subsidiary to comply with any applicable requirements of any international or foreign Laws arising out of or in connection with this Agreement or the transactions contemplated hereby;

          (ix)  the failure of the Company or any Company Subsidiary to obtain any consent, approval, action, authorization or permit of any Third Party with respect to any Contract set forth in Section 4.4 of the Company Disclosure Schedule arising out of or in connection with this Agreement or transactions contemplated hereby;

           (x)  the cancellation after the date hereof or notice of cancellation after the date hereof of third-party property management, construction management, building management, development management or brokerage Contracts to which the Company or any of its Subsidiaries is or may become a party unless the applicable Contract would have been cancelled by the counterparty thereto regardless of this Agreement or the transactions contemplated by this Agreement or any discussions or negotiations relating thereto; provided, that it shall be presumed that any such cancellation resulted from or was due to this Agreement, the transactions contemplated by this Agreement or any discussions or negotiations relating thereto unless Parent proves that the Contract would have been cancelled regardless of this Agreement or the transactions contemplated by this Agreement or any discussions or negotiations relating thereto;

          (xi)  any termination of any of the Alliance Agreements, the Meghraj Joint Venture or Krombach Joint Venture by a counterparty thereto, or the exercise of any purchase or sale rights by the counterparties thereto;

         (xii)  the termination of any agreements relating to Special Purpose Vehicles or the liquidation or dissolution of any Special Purpose Vehicles, in each case, in the Ordinary Course of Business;

        (xiii)  any (A) required change in accounting method with respect to the Company's Equity Interest in Savills plc, (B) adverse change in the market price or trading volume of the ordinary shares of Savills plc or (C) adverse change in the business, assets, liabilities, financial condition or results of operations of Savills plc;

        (xiv)  any adverse change in the market price or trading volume of the Company Shares after the date hereof; provided, that the underlying cause of any such change may be taken into consideration in making such determination;

         (xv)  any failure by the Company to meet internal projections or forecasts or Third Party published estimates of revenue or earnings predictions for any period ending on or after the date hereof; provided, that the underlying cause of any such failure may be taken into consideration in making such determination;

        (xvi)  any expenses incurred in connection with the negotiation, documentation and execution of this Agreement, the actions required by Sections 6.1 through 6.6 (inclusive) and Article 8 and the consummation of the Merger, including, as a result of the Company's entry into, and the payment of any amounts due to, or the provision of any other benefits (including benefits relating to acceleration of stock options) to, any officers or employees under employment contracts, non-competition agreements, employee benefit plans, severance, bonus or retention arrangements or other arrangements in existence as of the date of this Agreement or as disclosed in this Agreement, in each case to the extent that the foregoing do not constitute a breach of any representation, warranty, covenant or agreement set forth in this Agreement; or

       (xvii)  (A) the taking of any action outside the Ordinary Course of Business required by this Agreement, or (B) the failure to take any action prohibited by this Agreement.

        "Company Minority Investment" means a Minority Investment of the Company or any of its Subsidiaries that does not meet the definition of a Special Purpose Vehicle.

        "Company Option" means any option to purchase Company Shares, whether granted pursuant to the Company Options Plans or otherwise, but excluding purchase rights under Purchase Plans.

        "Company Option Plans" means the Company's 1997 Stock Option Plan and the Company's Long-Term Incentive Plan, each as amended, supplemented or otherwise modified.

        "Company SEC Documents" means (a) the annual reports on Form 10-K of the Company for the years ended December 31, 2003, 2004 and 2005 (each a "Company 10-K"), (b) the quarterly reports on Form 10-Q of the Company for the quarters ended March 31, 2006 and June 30, 2006, (c) the Company's proxy and information statements relating to meetings of, or actions taken without a meeting by, the Company Stockholders, since December 31, 2002, and (d) all other reports, filings, registration statements and other documents filed by the Company with the SEC since December 31, 2002; in each case as may be amended, including all exhibits, appendices and attachments thereto, whether filed therewith or incorporated by reference therein.

        "Company Share" means one share of common stock of the Company, par value $0.01 per share.

        "Company Stockholders" means the stockholders of the Company.

        "Company Subsidiary" means a Subsidiary of the Company or any of its Subsidiaries.

        "Confidentiality Agreement" means the Confidentiality Agreement, dated as of October 18, 2005, between Parent and the Company, as amended and supplemented on October 9, 2006.

        "Contract" means any contract, agreement, arrangement, commitment, letter of intent, memorandum of understanding, license, lease, promise, instrument, or other similar understanding, whether written or oral, in each case that is legally binding as of the date in question.

        "Credit Agreements" means (i) the Credit Agreement, dated as of June 28, 2005, among the Company, Bank of America, N.A., as administrative agent, swing line lender and issuing bank, and the other lender parties thereto, as amended through the date hereof and (ii) the Letter Agreement, dated June 15, 2006, between Trammell Crow Company (UK) Limited and The Royal Bank of Scotland.

        "Development and Investment Activities" means the real estate development and investment activities conducted by the Company primarily through its Development and Investment Group in the Ordinary Course of Business.

        "Development and Investment Group" means the Company's Development and Investment group described in the Company 10-K through which the Company conducts Development and Investment Activities.

        "Environmental Laws" shall mean all Laws relating to the protection of the indoor or outdoor environment (including, without limitation, the quality of the ambient air, soil, surface water or groundwater, natural resources or human health or safety).

        "Environmental Permits" shall mean all permits, licenses, registrations, and other authorizations required under applicable Environmental Laws.

        "Equity Interest" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock or other equity interests (including partnership or membership interests in a partnership or limited liability company or any other interest or participation that confers on a Person the right to receive a share of the profits and losses, or distributions of assets, of the issuing Person), whether outstanding on the date hereof or issued after the date hereof.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "GAAP" means United States generally accepted accounting principles, applied on a consistent basis.

        "Governmental Entity" means any federal, state, local, international or foreign governmental authority, any transgovernmental authority or any court, administrative or regulatory agency or commission or other governmental authority, agency or body.

        "HSR Act" means Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Indebtedness" means all indebtedness for borrowed money.

        "Independent Contractor" means brokers, managers or developers who are properly classified as "independent contractors" rather than "employees" for U.S. federal income tax purposes.

        "Initiation Date" means (A) the first date after the date hereof on which Parent shall have received the Required Financial Information with respect to applicable financial periods ending on and prior to September 30, 2006 that the Company is required to provide pursuant to Section 8.8; provided that, anything in the foregoing clause (A) to the contrary notwithstanding, (B) beginning on (and including) February 15, 2007, if the Closing Date does not occur on or prior to February 14, 2007, then in lieu of the date determined pursuant to clause (A) the Initiation Date shall be the later of (i) the first date on which Parent shall have received the Required Financial Information with respect to financial periods ending on and prior to December 31, 2006 that the Company is required to provide pursuant to Section 8.8 or (ii) March 1, 2007 (unless (x) Parent's or Acquiror's material breach of, or failure to perform in any material respect, any representation, warranty, covenant or agreement set forth in this Agreement was the principal cause of the failure of the Closing to occur on or before February 14, 2007 and (y) the conditions set forth in Sections 9.1 and 9.3 (other than the delivery by the Company of the officer's certificate contemplated by Section 9.3(a)) were satisfied on February 14, 2007, in which case this clause (B) will not be applicable); provided that anything in the foregoing clauses (A) and (B) to the contrary notwithstanding, (C) beginning on (and including) May 16, 2007, if the Closing Date does not occur on or prior to May 15, 2007, then in lieu of the date determined pursuant to clause (B) the Initiation Date shall be the later of (1) the first date on which Parent shall have received the Required Financial Information with respect to financial periods ending on and prior to March 31, 2006 that the Company is required to provide pursuant to Section 8.8 or (2) May 10, 2007 (unless (x) Parent's or Acquiror's material breach of, or failure to perform in any material respect, any representation, warranty, covenant or agreement set forth in this Agreement was the principal cause of the failure of the Closing to occur on or before May 15, 2007 and (y) the conditions set forth in Sections 9.1 and 9.3 (other than the delivery by the Company of the officer's certificate contemplated by Section 9.3(a)) were satisfied on May 15, 2007, in which case this clause (C) will not be applicable).

        "Knowledge" means, with respect to the matter in question, if any of the employees of the Company listed in Section 1.1 of the Company Disclosure Schedule or of Parent or Acquiror listed in Section 1.1 of the Parent and Acquiror Disclosure Schedule, has actual knowledge, without investigation, of the matter.

        "Krombach Joint Venture" means "Krombach Trammell Crow, L.L.C."

        "Law" means any federal, state, local, international or foreign (including the European Union) law (including common law), rule, regulation, judgment, code, ruling, statute, order, directives, decree, injunction or ordinance or other legal requirement.

        "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of an asset.

        "Marketing Period" means the first period of thirty-seven (37) consecutive calendar days after the Initiation Date; provided, that (i) if the Marketing Period would otherwise terminate on any day from and including December 21, 2006 through and including January 2, 2007, then the Marketing Period shall end on January 3, 2007, (ii) the Marketing Period shall not be deemed to have commenced if, prior to the completion of the Marketing Period, Ernst & Young LLP shall have withdrawn its audit opinion with respect to any financial statements contained in the Required Financial Information or indicated that such audit opinion should not be relied upon, and (iii) the Marketing Period shall not terminate any earlier than December 18, 2006.

        "Materials of Environmental Concern" means any substance or waste defined or regulated as hazardous, acutely hazardous, or toxic substance or waste (or any other words of similar import) under Environmental Laws (including the federal Comprehensive Environmental Response, Compensation and Liability Act, as amended, and the federal Resource Conservation and Recovery Act, as amended) and any other material or organism that would be reasonably expected to result in liability under any Environmental Law (including oil, petroleum products, asbestos, polychlorinated biphenyls and mold).

        "Meghraj Joint Venture" means "Trammell Crow Meghraj".

        "Minority Investments" means, with respect to any Person, any corporation or other entity (including a division or line of business of such corporation or other entity) (A) of which such Person and/or any of its Subsidiaries beneficially owns a portion of the Equity Interests that is insufficient to make such corporation or other entity a Subsidiary of such Person, and (B) over which such Person and/or any of its Subsidiaries does not exercise control.

        "Ordinary Course of Business" means, with respect to a Person, the ordinary course of business consistent with past practice of such Person and its Subsidiaries.

        "Organizational Documents" means, with respect to a Person, the articles of incorporation, certificate of incorporation, charter, bylaws, articles of formation, articles of association, regulations, operating agreement, certificate of limited partnership, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted, or filed in connection with the creation, formation, or organization of such Person, including any amendments thereto.

        "Parent Material Adverse Effect" means any result, occurrence, condition, fact, change, violation, event or effect of any of the foregoing that, individually or in the aggregate with any such other results, occurrences, conditions, facts, changes, violations, events or effects, prevents or materially impairs the ability of Parent or Acquiror to consummate the Merger and the other transactions contemplated by this Agreement in accordance with the terms hereof.

        "Parent SEC Documents" means (a) the annual reports on Form 10-K of Parent for the year ended December 31, 2005, (b) the quarterly reports on Form 10-Q of Parent for the quarters ended March 31, 2006 and June 30, 2006, (c) Parent's proxy and information statements relating to meetings of, or actions taken without a meeting by, the stockholders of Parent, since December 31, 2004, and (d) all other reports, filings, registration statements and other documents filed by Parent with the SEC since December 31, 2004; in each case as may be amended, including all exhibits, appendices and attachments thereto, whether filed therewith or incorporated by reference therein.

        "Permitted Liens" means (a) Liens for utilities and current Taxes not yet due and payable, (b) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar Liens arising or incurred in the Ordinary Course of Business, (c) Liens for Taxes being contested in good faith for which appropriate reserves have been included on the balance sheet of the applicable Person, (d) easements, restrictions, covenants or rights of way currently of record against any of the Owned Real Property which do not interfere with, or increase the cost of operation of, the business of the Company and its Subsidiaries in any material respect or materially affect the value or marketability of such Owned Real Property, (e) minor irregularities of title with respect to any of the Owned Real Property which do not interfere with, or increase the cost of the business of the Company and its Subsidiaries in any material respect or materially affect the value or marketability of such Owned Real Property and (f) Liens under the Credit Agreements.

        "Person" means an individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including any Governmental Entity.

        "Project Entity" means a Special Purpose Vehicle that owns a Development and Investment Activities project or is the general partner of any such Special Purpose Vehicle and shall include Trammell Crow Investment Fund II, L.P., Trammell Crow Investment Fund III L.P., Trammell Crow Investment Fund IV, L.P., Trammell Crow Investment Fund V, L.P. and TCC-Lion Industrial, LLC.

        "Proxy Statement" means the proxy statement to be mailed to the Company Stockholders in connection with the Company Stockholder Approval, together with any amendments or supplements thereto.

        "SEC" means the Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Significant Subsidiary" means a "significant subsidiary" as such term is defined in Rule 12b-2 of the Exchange Act.

        "Special Purpose Vehicle" means any Company Subsidiary or Company Minority Investment whose activities with respect to the Company are limited to, and whose assets are used only in connection with, the Company's Development and Investment Activities.

        "SPV Guarantees" means, collectively, (i) completion or performance guarantees guaranteeing the obligations of a Project Entity, (ii) budget guarantees guaranteeing the obligations of a Project Entity, and (iii) other guarantees or similar obligations entered into in the course of Development and Investment Activities with respect to the obligations of Project Entities for environmental claims, fraud, misapplication of cash and failure to comply with bankruptcy remote and special purpose entity requirements.

        "Stockholders" means Company Stockholders.

        "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity (including joint ventures) of which such Person, directly or indirectly, (a) has the right or ability to elect, designate or appoint a majority of the board of directors or other Persons performing similar functions for such entity, whether as a result of the beneficial ownership of Equity Interests, contractual rights or otherwise or (b) beneficially owns a majority of the voting Equity Interests (including general partner Equity Interests).

        "Superior Proposal" means any Acquisition Proposal (with all of the percentages included in the definition of Acquisition Proposal increased to fifty percent (50%) for purposes of this definition) that the Company's Board of Directors concludes in good faith, after consultation with its outside legal counsel and financial advisors, (a) is on terms that are more favorable, from a financial point of view, to the Company Stockholders than the terms of the Merger (including any written proposal by Parent and Acquiror received by the Company to amend the terms of this Agreement) (taking into account all legal, financial, regulatory and other aspects of the proposal, including to the extent financing is required, the terms and conditions of the proposed financing); and (b) is reasonably capable of being consummated.

        "Taxes" means all United States federal, state, local or foreign income, profits, estimated gross receipts, windfall profits, environmental (including taxes under Section 59A of the Code), severance, property, intangible property, occupation, production, sales, use, license, excise, emergency excise, franchise, capital gains, capital stock, employment, withholding, social security (or similar), disability, transfer, registration, stamp, payroll, employer insurance, goods and services, value added, alternative or add-on minimum tax, estimated, or any other tax, custom, duty or governmental fee, or other like assessment or charge of any kind whatsoever, together with any interest, penalties, fines, related liabilities or additions to tax that may become payable in respect therefor imposed by any Governmental Entity, whether disputed or not.

        "Third Party" means a Person (or group of Persons) other than Parent, Acquiror or any of their respective Subsidiaries.

        "WARN" means the Worker Adjustment and Retraining Notification Act, as amended.

          (b)   Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Trammell Crow Bank	4.16(a)
2006 Budget	6.1(a)(ix)
2006 Plans	7.2(c)
Acquiror	Preamble
Acquiror Share	1.1(a)
Acquisition Proposal	1.1(a)
Affiliate	1.1(a)
Agreement	Preamble
Alliance Agreements	1.1(a)
Alternative Financing	8.8(a)
Antitrust Conditions	8.2(h)
Antitrust Division	8.1(b)
Antitrust Laws	1.1(a)
Business Day	1.1(a)
Book-Entry Shares	3.4(a)
Capital Commitments	6.1(b)
Capital Investments	6.1(b)
Certificate of Merger	2.1(b)

Certificates	3.4(a)
Claim	4.10
Closing	2.1(d)
Closing Date	2.1(d)
Code	1.1(a)
Commitment Letter	5.5
Company	Preamble
Company 10-K	1.1(a)
Company 401(k) Plan	7.2(c)
Company Balance Sheet	1.1(a)
Company Charter	1.1(a)
Company Damages	1.1(a)
Company Employees	4.12(a)
Company Entities	1.1(a)
Company Independent Contractors	4.12(a)
Company Intellectual Property	4.15
Company Minority Investment	1.1(a)
Company Material Adverse Effect	1.1(a)
Company Option	1.1(a)
Company Option Plans	1.1(a)
Company Plans	4.12(a)
Company Preferred Stock	4.5(a)
Company Recommendation	4.23(b)
Company Returns	4.11(a)
Company SEC Documents	1.1(a)
Company Securities	4.5(b)
Company Share	1.1(a)
Company Stockholder Approval	4.23(a)
Company Stockholder Meeting	6.2
Company Stockholders	1.1(a)
Company Subsidiary	1.1(a)
Company Termination Fee	10.2(b)(i)
Confidentiality Agreement	1.1(a)
Consent Solicitation	7.4(a)
Continuing Employees	7.2(a)
Contract	1.1(a)
Controlled Group	4.12(c)(iii)
Credit Agreements	1.1(a)
Debt Tender Offer	7.4(a)
Default	4.18(c)
Development and Investment Activities	1.1(a)
Development and Investment Group	1.1(a)
DGCL	2.1(a)
Dissenting Shares	3.6(a)
Effective Time	2.1(b)
End Date	10.1(b)(i)
Environmental Laws	1.1(a)
Environmental Permits	1.1(a)
Equity Interest	1.1(a)
ERISA	4.12(a)

Exchange Act	1.1(a)
Exchange Agent	3.4(a)
Exchange Fund	3.4(a)
Exclusivity Arrangement	4.18(c)
Financing	5.5
Foreign Benefit Plans	4.12(i)
FTC	8.1(b)
GAAP	1.1(a)
Governmental Entity	1.1(a)
HSR Act	1.1(a)
Indebtedness	1.1(a)
Indemnified Parties	7.1(b)
Indenture	7.4(b)
Independent Contractor	1.1(a)
Initiation Date	1.1(a)
Joint Defense Agreement	8.2(c)
Minority Investment	1.1(a)
Knowledge	1.1(a)
Krombach Joint Venture	1.1(a)
Labor Laws	4.17(a)
Law	1.1(a)
Leased Property	4.19(a)
Leases	4.19(a)
Lender	5.5
Lien	1.1(a)
Marketing Period	1.1(a)
Matching Bid	6.3(b)
Material Contract	4.18(a)
Materials of Environmental Concern	1.1(a)
Meghraj Joint Venture	1.1(a)
Merger	2.1(a)
Merger Consideration	3.3
Minority Investments	1.1(a)
Modified Superior Proposal	6.3(d)
Notes	7.4(a)
Notice of Superior Proposal	6.3(d)
Order	4.10
Ordinary Course of Business	1.1(a)
Organizational Documents	1.1(a)
Owned Real Property	4.19(b)
Parent	Preamble
Parent Antitrust Termination Fee	10.2(c)
Parent Breach Termination Fee	10.2(d)
Parent Liability Cap	10.2(g)
Parent Litigation	5.10
Parent Material Adverse Effect	1.1(a)
Parent Party	10.2(d)
Parent SEC Documents	1.1(a)
Participation Agreements	4.19(g)
Participation Party	4.19(g)

Permits	4.13(b)
Permitted Actions	6.3(a)(iv)
Permitted Liens	1.1(a)
Person	1.1(a)
Project Entities	1.1(a)
Proxy Statement	1.1(a)
Purchase Plans	3.5(b)
Real Property	4.19(b)
Representatives	6.3(a)
Requested Consents	7.4(a)
Required Financial Information	8.8(b)(ii)
Restricted Share	3.5(c)
SEC	1.1(a)
Secretary of State	2.1(b)
Securities Act	1.1(a)
Services	7.4
Significant Subsidiary	1.1(a)
Special Purpose Vehicle	1.1(a)
SPV Guarantees	1.1(a)
Stock Plan Suspension Date	3.5(b)
Stockholders	1.1(a)
Subsidiary	1.1(a)
Superior Proposal	1.1(a)
Surviving Corporation	2.1(a)
Taxes	1.1(a)
Tendered Notes	7.4(a)
Third Party	1.1(a)
Title Insurance Policy	4.19(b)
Transfer Taxes	7.3
Unit	3.5(d)
Voting Agreements	Recitals
WARN	1.1(a)

ARTICLE 2

THE MERGER

        2.1.    The Merger.

          (a)   At the Effective Time, Acquiror shall be merged with and into the Company (the "Merger") in accordance with the terms and conditions of this Agreement and the Delaware General Corporation Law (as amended, the "DGCL"), at which time the separate corporate existence of Acquiror shall cease and the Company shall continue its existence. In its capacity as the corporation surviving the Merger, this Agreement sometimes refers to the Company as the "Surviving Corporation."

          (b)   On the Closing Date, the Company and Acquiror will file a certificate of merger or other appropriate documents (the "Certificate of Merger") with the Delaware Secretary of State (the "Secretary of State") and make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective on the date and at the time when the Certificate of Merger is duly filed with and accepted by the Secretary of State, or at such later date and time as is agreed upon by the parties and specified in the Certificate of Merger (such date and time as the Merger becomes effective is referred to herein as the "Effective Time").

          (c)   From and after the Effective Time, the Merger shall have the effects set forth in the DGCL.

          (d)   The closing of the Merger (the "Closing") shall be held at the offices of Simpson Thacher & Bartlett LLP, 2550 Hanover Street, Palo Alto, California 94304 (or such other place as agreed by the parties) at 8:00 a.m., Pacific time, on the second Business Day on which all of the conditions set forth in Article 9 (other than those conditions that by their nature are to be satisfied at the Closing) capable of satisfaction prior to the Closing (it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of the conditions that by their terms are to be satisfied at Closing) are satisfied or waived by the party or parties permitted to do so, unless the parties hereto agree to another date and time; provided, however, that Parent and Acquiror shall not be required to effect the Closing prior to the later of (i) the earlier of (A) a date during the Marketing Period specified by Parent on no less than three (3) Business Days' prior written notice to the Company and (B) the end of the Marketing Period and (ii) the earlier of (x) the first date on which the Requested Consents shall have been obtained and the Debt Tender Offer completed or (y) March 19, 2007. The date upon which the Closing occurs is hereinafter referred to as the "Closing Date".

        2.2.    Organizational Documents.    The Certificate of Merger shall provide that at the Effective Time (a) the Company's certificate of incorporation in effect immediately prior to the Effective Time shall be the Surviving Corporation's certificate of incorporation and (b) the Acquiror's by-laws in effect immediately prior to the Effective Time shall be the Surviving Corporation's by-laws, in each case until amended in accordance with applicable Law; provided, however, that any such amendment shall not amend the certificate of incorporation or by-laws in a manner prohibited by or inconsistent with Section 7.1.

        2.3.    Directors and Officers.    From and after the Effective Time (until such time as their successors are duly elected or appointed and qualified), (A) Acquiror's directors at the Effective Time shall be the Surviving Corporation's directors and (B) the Company's officers immediately prior to the Effective Time shall be the Surviving Corporation's officers.

ARTICLE 3

CONVERSION OF SECURITIES AND RELATED MATTERS

        3.1.    Capital Stock of Acquiror.    As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Share or Acquiror Share, each Acquiror Share issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation.

        3.2.    Cancellation of Treasury Stock and Acquiror-Owned Shares.    As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Share or Acquiror Share, each Company Share held by the Company as treasury stock or owned by Parent or any Subsidiary of Parent immediately prior to the Effective Time shall be canceled and retired, and no payment shall be made or consideration delivered or deliverable in respect thereof.

        3.3.    Conversion of Company Shares.    As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Share or Acquiror Share, each Company Share (excluding any Restricted Shares whose restrictions do not lapse as of the Effective Time) issued and outstanding immediately prior to the Effective Time (other than (a) shares to be cancelled in accordance with Section 3.2 and (b) Dissenting Shares) shall be converted into the right to receive in cash, without interest, an amount equal to $49.51 (the "Merger Consideration").

        3.4.    Exchange of Certificates.

          (a)   Prior to the Effective Time, Acquiror shall appoint a bank or trust company reasonably acceptable to the Company as an agent (the "Exchange Agent") for the benefit of holders of Company Shares for the purpose of exchanging, pursuant to this Article 3, certificates representing the Company Shares (the "Certificates") and Company Shares represented by book-entry ("Book-Entry Shares"). On the Closing Date, Parent will, and will cause Acquiror to, make available to and deposit with the Exchange Agent the aggregate Merger Consideration to be paid in respect of Company Shares pursuant to this Article 3 (the "Exchange Fund"), and except as contemplated by Section 3.4(e) or Section 3.4(g) hereof, the Exchange Fund shall not be used for any other purpose. The Exchange Agent shall invest the Merger Consideration as directed by the Acquiror or the Surviving Corporation, as the case may be, on a daily basis. Any interest and other income resulting from such investments shall be paid to the Surviving Corporation. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt payments of the Merger Consideration as contemplated hereby, Parent and the Surviving Corporation shall promptly replace or restore the portion of the Exchange Fund lost through investments or other events so as to ensure that the Exchange Fund is, at all times, maintained at a level sufficient to make such payments.

          (b)   As promptly as practicable after the Effective Time but not later than ten (10) Business Days thereafter, the Surviving Corporation shall send, or shall cause the Exchange Agent to send, to each record holder of Certificates and each holder of Book-Entry Shares a letter of transmittal and instructions (which shall be in customary form and specify that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Certificates to the Exchange Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the Letter of Transmittal), for use in the exchange contemplated by this Section 3.4. Upon surrender of a Certificate or Book-Entry Share to the Exchange Agent, together with a duly executed letter of transmittal, the holder shall be entitled to receive, in exchange therefor, the Merger Consideration as provided in this Article 3 in respect of the Company Shares represented by the Certificate or the Book-Entry Share, after giving effect to any required withholding Tax. Until surrendered as contemplated by this Section 3.4, each Certificate and Book-Entry Share shall be deemed after the Effective Time to represent only the right to receive the Merger Consideration.

          (c)   All cash paid upon surrender of Certificates or Book-Entry Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to Company Shares represented thereby. From and after the Effective Time, the holders of Certificates or Book-Entry Shares shall cease to have any rights with respect to Company Shares, except as otherwise provided herein or by applicable Law. As of the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the Company's stock transfer books or by book-entry of any Company Shares, other than transfers that occurred before the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section 3.4.

          (d)   If payment of the Merger Consideration in respect of Company Shares is to be made to a Person other than the Person in whose name a surrendered Certificate or Book-Entry Share is registered, it shall be a condition to such payment that the Certificate or Book-Entry Share so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of such payment in a name other than that of the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the satisfaction of the Surviving Corporation or the Exchange Agent that such Taxes either have been paid or are not payable.

          (e)   Upon the request of the Surviving Corporation, the Exchange Agent shall deliver to the Surviving Corporation any portion of the Merger Consideration made available to the Exchange Agent pursuant to this Section 3.4 that remains undistributed to holders of Company Shares six (6) months after the Effective Time. Holders of Certificates who have not complied with this Section 3.4 prior to the demand by the Surviving Corporation shall thereafter look only to Parent and the Surviving Corporation for payment of any claim to the Merger Consideration.

          (f)    None of Acquiror, Parent, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any Company Shares (or dividends or distributions with respect thereto) for any amounts paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

          (g)   Each of the Surviving Corporation and Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration or amounts otherwise payable hereunder to any Person (including amounts payable under Article 3) any amounts that it is required to deduct and withhold with respect to payment under any applicable provision of federal, state, local or foreign income tax Law and shall make any required filings with the appropriate tax authorities with respect to such withholding. To the extent that the Surviving Corporation or Exchange Agent withholds those amounts, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Company Shares in respect of which deduction and withholding was made by the Surviving Corporation or Exchange Agent, as the case may be.

          (h)   If any Certificate has been or is claimed to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming that a Certificate has been lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to that Certificate, the Exchange Agent will deliver to such Person in exchange for such lost, stolen or destroyed Certificate, the proper amount of the Merger Consideration.

        3.5.    Company Stock Options and Other Awards.

          (a)   Each outstanding Company Option shall automatically be converted at the Effective Time, pursuant to the terms thereof, into the right to receive a cash payment from the Surviving Corporation, payable as soon as practicable following the vesting and exercise of the Company Option, equal to an amount per Company Share subject to such Company Option equal to the excess, if any, of (i) the Merger Consideration over (ii) the exercise price per Company Share subject to such vested and exercised Company Option, less any applicable withholding taxes (the "Option Consideration"). Outstanding unvested Company Options will continue to vest and become exercisable for the Option Consideration in accordance with the terms of the Contract between the Company and the holder in effect as of the date hereof evidencing such Company Option. The Surviving Corporation and Parent shall take all corporate action necessary to reserve sufficient cash for payment upon the exercise of such Company Options on or after the Effective Time in accordance with the terms and conditions thereof. Prior to the Effective Time, the Company shall notify the holders of Company Options of the Surviving Corporation's withholding obligations with respect to such Company Options arising on or after the Effective Time.

          (b)   Prior to the Effective Time, the Company shall take all necessary action under all stock purchase plans in place at the Company or any of its Subsidiaries relating to Company Shares (including the Trammell Crow Company Employee Stock Purchase Plan) (collectively, "Purchase Plans") to provide that (i) all participants' rights under all current offering periods shall terminate at the end of the next payroll date following the date hereof (the "Stock Plan Suspension Date"), but in no event later than December 31, 2006, and all accumulated payroll deductions allocated to each participant's account under the Purchase Plans shall thereupon be used to purchase from the

  Company whole Company Shares at a price determined under the terms of the Purchase Plans for the offering period using the Stock Plan Suspension Date as the final purchase date and (ii) as of the close of business on the Business Day immediately prior to the Effective Time, the Purchase Plans will terminate. At the Effective Time, any Company Common Stock acquired under the Purchase Plans will be treated as provided in Section 3.3. The Company shall take all necessary action so that as of the date hereof no new offering is made and no offering period commences under the Purchase Plans.

          (c)   Each Company Share outstanding immediately prior to the Effective Time (but excluding any Company Options provided for pursuant to Section 3.5(a) and Restricted Shares not excluded from Section 3.3 (whose restrictions lapse as of the Effective Time)) that is subject to, and after the Effective Time pursuant to its terms will remain subject to, vesting or other lapse restrictions pursuant to any Company Option Plan or any applicable restricted stock award agreement (each a "Restricted Share") shall be converted, at the Effective Time, into the right to receive a cash amount from the Surviving Corporation equal to the Merger Consideration, less any applicable withholding taxes, as soon as administratively feasible following the vesting of such Restricted Share, provided that the payment of such cash amount shall remain subject to the same terms and conditions (including vesting conditions) as were in effect with respect to such Company Share immediately prior to the Effective Time. The Surviving Corporation and Parent shall take all corporate action necessary to reserve sufficient cash for payment upon the settlement of such Restricted Shares after the Effective Time upon vesting thereof in accordance with the terms and conditions of such Restricted Shares.

          (d)   Each Company Share underlying the performance unit awards set forth on Sections 4.12(b) and 4.12(c) of the Company Disclosure Schedule outstanding immediately prior to the Effective Time (each a "Unit") shall be converted, at the Effective Time, into the right to receive a cash amount from the Surviving Corporation equal to the Merger Consideration, less any applicable withholding taxes, at the time set forth in and in accordance with the terms of the Contract between the Company and the holder in effect as of the date hereof evidencing such Unit; provided that the payment of such cash amount shall remain subject to the same terms and conditions of the Contract between the Company and the holder evidencing such Unit in effect immediately prior to the Effective Time. The Surviving Corporation and Parent shall take all corporate action necessary to reserve sufficient cash for payment upon the settlement of such Units on or after the Effective Time upon settlement thereof in accordance with the terms and conditions of such Units.

          (e)   The Company shall notify the holders of Company Options, Restricted Shares and Units, and participants under the Purchase Plans, of the impact of the Merger on their respective equity awards or participation rights.

        3.6.    Dissenting Shares.

          (a)   Notwithstanding any provision of this Agreement to the contrary, Company Shares that are outstanding immediately prior to the Effective Time and which are held by Persons who shall have properly demanded in writing appraisal for such shares in accordance with Section 262 (or any successor provision) of the DGCL (the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration as provided hereunder and shall only be entitled to such rights and consideration as are granted by Section 262 (or any successor provision) of the DGCL. Such Persons shall be entitled to receive payment of the appraised value of such Company Shares in accordance with the provisions of Section 262 (or any successor provision) of the DGCL, except that all Dissenting Shares held by Persons who shall have failed to perfect or who effectively shall have withdrawn or lost their right to appraisal of such shares under Section 262 (or any successor provision) of the DGCL shall thereupon be deemed to have been converted into the right to receive the Merger Consideration pursuant to Section 3.3 hereto as of the Effective Time or the occurrence of such failure, withdrawal or loss, whichever occurs later.

          (b)   The Company shall give Acquiror (i) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal or the payment of the fair cash value of any such shares under the DGCL. Other than pursuant to a court order, the Company shall not, except with the prior written consent of Acquiror, make any payment with respect to any demands for appraisal or the payment of the fair cash value of any such shares or offer to settle or settle any such demands.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except (i) as disclosed in the Company SEC Documents filed with the SEC after January 1, 2006 and prior to the date of this Agreement with respect to information that is reasonably apparent on its face to relate to the representations and warranties contained in this Article 4 (excluding any disclosures set forth in any risk factor section thereof, in any section relating to forward looking statements and any other disclosures included therein to the extent that they are cautionary, predictive or forward looking in nature) or (ii) as disclosed in the Company Disclosure Schedule attached hereto, the Company represents and warrants to Parent and Acquiror as set forth below:

        4.1.    Corporate Existence and Power.    The Company is a corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, and has all corporate powers and authority required to own, lease and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property and assets owned, leased or operated by it or the nature of its activities makes qualification necessary, except where the failure to be so qualified would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is not in violation of any provision of its Organizational Documents, and the Company has made available to Parent true and correct copies of its Organizational Documents.

        4.2.    Corporate Authorization.    The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby are within the Company's corporate powers and, except for the Company Stockholder Approval and the filing and recordation of the Certificate of Merger in accordance with the DGCL, have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. Subject to Section 6.3, the Board of Directors of the Company unanimously has approved and declared advisable this Agreement and has resolved to recommend that the Company Stockholders vote their shares in favor of the adoption of this Agreement and approval of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company, and assuming that this Agreement constitutes the valid and binding obligation of Parent and Acquiror, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        4.3.    Governmental Authorization.    The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not require with respect to the Company or any Company Subsidiary any consent, approval, action, order, authorization, or permit of, or registration, declaration or filing with, any Governmental Entity, other than (a) the filing of the Certificate of Merger in accordance with the DGCL; (b) compliance with any applicable requirements of any Antitrust Laws or any international or foreign Laws; (c) compliance with any applicable requirements of the Securities Act and the Exchange Act; (d) filings with the New York Stock Exchange; (e) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover laws; and (f) other consents, approvals, actions, orders, authorizations, permits, registrations, declarations and filings which, if not obtained or made, would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. The consummation of the Merger and the other transactions contemplated hereby will not result in the lapse of any Permit of the Company or Company Subsidiaries or the breach of any authorization or right to use any Permit of the Company or Company Subsidiaries or other right that the Company or any Company Subsidiaries has from a Governmental Entity, except where such lapses or breaches would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.4.    Non-Contravention.    The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby do not and will not (a) contravene or conflict with the Organizational Documents of the Company, (b) contravene or conflict with the Organizational Documents of any Company Subsidiary, (c) assuming compliance with the matters referred to in Section 4.3, contravene or conflict with, or constitute a violation of, any provision of any Law binding upon or applicable to the Company or its Subsidiaries or by which any of their respective properties or assets is bound or affected, (d) constitute a breach of or default under (or an event that with notice or lapse of time or both would be reasonably likely to become a breach or default) or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under any Contract binding upon the Company (including, in the case of any Contract evidencing Indebtedness or other payment obligation of any Special Purpose Vehicle, any right to claim against the Company or any Company Subsidiaries other than a Special Purpose Vehicle all or any portion of the amount of Indebtedness or other payment obligation underlying such Contract), any Company Subsidiary or any of their respective properties or assets, or (e) result in the creation or imposition of any Lien on any asset of the Company or any Company Subsidiary, other than, in the case of clauses (b), (c), (d) and (e) taken together, any items that would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.5.    Capitalization.

          (a)   The authorized capital stock of the Company consists solely of 100,000,000 Company Shares and 30,000,000 shares of preferred stock, par value $0.01 per share (the "Company Preferred Stock"). As of October 25, 2006, (x)(i) 36,350,819 Company Shares (including Restricted Shares) were issued and outstanding, (ii) 1,552,239 Company Shares were held by the Company in treasury and (iii) 1,724,927 were Restricted Shares, all of which have been duly authorized and validly issued and are fully paid and nonassessable and were issued free of preemptive or similar rights, (y) no shares of the Company Preferred Stock were issued or outstanding, and (z) no Company Shares were held by Company Subsidiaries. As of October 25, 2006, (i) 3,445,884 Company Shares were reserved for issuance pursuant to outstanding Company Options granted under Company Option Plans, (ii) 652,792 Common Shares were reserved for future issuance under the Company Option Plans (excluding Common Shares reserved for issuance pursuant to outstanding Company Options), and (iii) 803,187 Common Shares were reserved for future issuance under Purchase Plans. From June 30, 2006 until the date of this Agreement, the Company has not declared or paid any dividend or distribution in respect of any of its Equity Interests and neither the Company nor any Company Subsidiary has repurchased, redeemed or otherwise acquired any shares of the Company's Equity Interests, and the Company's Board of Directors has not resolved to do any of the foregoing. There are no outstanding or authorized stock appreciation, profit participation, "phantom stock," or other similar plans with respect to the Company or the Company Subsidiaries, other than incentive compensation arrangements that are not based on the market price of Company Shares and that are entered into in the Ordinary Course of Business.

          (b)   Except (i) as set forth in this Section 4.5 and (ii) for changes since October 25, 2006 resulting from the exercise of Company Options outstanding on that date, neither the Company nor any Company Subsidiary has issued, or reserved for issuance, any, and there are no outstanding, (x) Equity Interests of the Company, (y) securities of the Company or any Company Subsidiary convertible into or exercisable or exchangeable for Equity Interests of the Company or (z) options, warrants or other rights to acquire from the Company or any Company Subsidiary, or obligations of the Company or any Company Subsidiary to issue, any Equity Interests of the Company or securities or other rights convertible into or exchangeable for Equity Interests of the Company (the items in clauses (x), (y) and (z) being referred to collectively as the "Company Securities"). There are no outstanding Contracts or other obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any Company Securities.

          (c)   Section 4.5(c) of the Company Disclosure Schedule sets forth a complete and accurate list of all outstanding Company Options and Restricted Shares as of October 25, 2006, which list sets forth the name of the holders thereof and, to the extent applicable, the exercise price or purchase price thereof, the number of Company Shares subject thereto, the schedule of vesting (including any acceleration of vesting that may result from this Agreement or the transactions contemplated hereby), the governing Company Option Plan with respect thereto and the expiration date thereof. The Company has no outstanding bonds, debentures, notes or other indebtedness that have the right to vote (or which is convertible into, or exchangeable for, securities having the right to vote) on any matters on which Company Stockholders may vote. All Company Options and Restricted Shares have been granted in compliance in all respects with the terms and conditions of the Company Option Plans and applicable Laws and stock exchange rules and have been accounted for correctly in all material respects in the financial statements of the Company.

        4.6.    Subsidiaries; Minority Investments.

          (a)   Each Company Subsidiary (i) is a corporation duly incorporated or an entity duly organized, and is validly existing and in good standing (except in jurisdictions where such concept does not exist) under the Laws of its jurisdiction of incorporation or organization, and has all powers and authority required to own, lease or operate its properties and assets and to carry on its business as now conducted, and (ii) has all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation or entity and is in good standing in each jurisdiction where the character of the property and assets owned, leased or operated by it or the nature of its activities makes such qualification necessary, in each case in the foregoing clauses (i) and (ii) with exceptions which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)   Section 4.6(b) of the Company Disclosure Schedule sets forth the name of all Company Subsidiaries and, to the extent applicable, the total number of authorized, issued and outstanding Equity Interests of each Company Subsidiary and the amount of the Company's direct or indirect ownership of Equity Interests in each Company Entity and, in the case of each Project Entity, (i) the amount of equity that the Company or any Company Subsidiary is authorized to invest in such Project Entity and (ii) the amount of Indebtedness or other payment obligation of such Project Entity that the Company or any Company Subsidiary (other than a Project Entity) is authorized to guarantee, in each case excluding obligations under SPV Guarantees. For each Company Subsidiary that is a corporation, all of the outstanding Equity Interests in such Company Subsidiary (1) have been duly authorized and validly issued and are fully paid and nonassessable, (2) if owned by the Company or any Company Subsidiary, are owned free and clear of any Lien (except for liens under the Credit Agreements), (3) are free of any preemptive or similar right, and (4) are free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell or otherwise dispose of the Equity Interests). For each Company Subsidiary that is a limited liability company or partnership, all of the outstanding Equity Interests in such Company Subsidiary have been duly authorized and validly issued, and if owned by the Company or any Company Subsidiary, are owned free and clear of all Liens other than (A) Liens under the Credit Agreement, (B) Liens in favor of financing sources for the development project to which such Company Subsidiary relates and (C) Liens in favor of or against the interests of the other equity holders of such entity. The Equity Interests of each Company Subsidiary were issued in compliance with all applicable federal, state and foreign securities laws except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. There are no outstanding (x) securities of the Company or any Company Subsidiary (that is not a Special Purpose Vehicle) convertible into or exchangeable or exercisable for Equity Interests in any Company Subsidiary (that is not a Special Purpose Vehicle), (y) options, warrants or other rights to acquire from the Company or any Company Subsidiary (that is not a Special Purpose Vehicle), or obligations of the Company or any Company Subsidiary (that is not a Special Purpose Vehicle) to issue, any Equity Interests in, or any securities convertible into or exchangeable or exercisable for any Equity Interests in, any Company Subsidiary (that is not a Special Purpose Vehicle) or (z) Contracts of the Company or any Company Subsidiary to issue, sell, repurchase, redeem or otherwise acquire any Equity Interests of any Company Subsidiary (that is not a Special Purpose Vehicle).

          (c)   No Company Subsidiary is in violation of any provision of its Organizational Documents, other than violations which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. Section 4.6(c) of the Company Disclosure Schedule lists each Company Entity for which the Company has made available to the Acquiror true and correct copies of the articles or certificate of incorporation or bylaws or equivalent organizational and governing documents.

          (d)   Section 4.6(d) of the Company Disclosure Schedule lists each Company Minority Investment owned by the Company or a Company Subsidiary (other than a Special Purpose Vehicle) and the Company or Company Subsidiary that owns such Company Minority Investment. Each Company Minority Investment is owned free and clear of any Lien (except for Liens under the Credit Agreements). Except as specifically set forth in this Section 4.6(d), the Company makes no representation with respect to the Company's or any Company Subsidiary's ownership of any Company Minority Investment or the business, assets, liabilities, financial condition or results of operations of any Company Minority Investment.

        4.7.    Company SEC Documents.

          (a)   The Company has filed all forms, reports, filings, registration statements and other documents required to be filed by it with the SEC since December 31, 2002. No Company Subsidiary is required to file any form, report, registration statement or prospectus or other document with the SEC.

          (b)   As of its filing date, each Company SEC Document complied as to form in all material respects with the applicable requirements of the Securities Act and/or the Exchange Act, as the case may be.

          (c)   No Company SEC Document filed since December 31, 2002 pursuant to the Exchange Act contained, as of its filing date, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Company SEC Document, as amended or supplemented, if applicable, filed since December 31, 2002 pursuant to the Securities Act contained, as of the date on which the document or amendment became effective, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

        4.8.    Financial Statements; No Material Undisclosed Liabilities.

          (a)   Each of the audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the Company SEC Documents were prepared in conformity with GAAP (except as may be indicated in the notes thereto) throughout the periods involved, and each fairly presents, in all material respects, the consolidated financial position of the Company and the entities that it consolidates in accordance with GAAP as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments and the absence of notes that may be required by GAAP in the case of any unaudited interim financial statements). The management of the Company has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including the entities that it consolidates in accordance with GAAP, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities. The Company's principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company Board of Directors (or persons performing the equivalent functions): (A) all significant deficiencies and material weaknesses within their knowledge in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (B) any fraud that involves management or other employees who have a significant role in the Company's internal control over financial reporting. The Company's principal executive officer and principal financial officer have made, with respect to the Company SEC Documents, all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC. The Company has not identified any material weaknesses in the design or operation of the internal controls over financial reporting except as disclosed in the Company SEC Documents filed prior to the date hereof. Neither the Company nor any of the Company Subsidiaries has outstanding, or has arranged any outstanding, "extensions of credit" to directors or executive officers of the Company within the meaning of Section 402 of the Sarbanes-Oxley Act of 2002.

          (b)   There are no liabilities or obligations of the Company or any Company Subsidiary, of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (i) liabilities or obligations (A) disclosed or provided for in the Company Balance Sheet or disclosed in the notes thereto or in the Company's consolidated balance sheet or disclosed in the notes thereto included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2006 or (B) not required by GAAP to be disclosed or provided for in a consolidated balance sheet of the Company and that were incurred in the Ordinary Course of Business or which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect; (ii) liabilities or obligations of Project Entities for which there is no contractual or other recourse to the Company or any Company Subsidiary that is not a Project Entity, (iii) SPV Guarantees; (iv) capital commitments to Special Purpose Vehicles; (v) liabilities or obligations incurred after June 30, 2006 in the Ordinary Course of Business; and

  (vi) liabilities or obligations under this Agreement or incurred in connection with the transactions contemplated hereby.

          (c)   Neither the Company nor any Company Subsidiary is a party to, or has a legally binding commitment to enter into, any joint venture, off balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company or the Company Subsidiary, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand or any "off balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K under the Exchange Act)) other than (i) the Minority Investments held by the Company as of the date hereof with respect to which there is no contractual or other recourse to the Company or any Subsidiary that is not a Project Entity and (ii) with respect to the Special Purpose Vehicles, those entered into in connection with Development and Investment Activities with respect to which neither the Company nor any Company Subsidiary that is not a Project Entity has guaranteed the Indebtedness or other payment obligation of, or agreed to make any equity contribution to, such Special Purpose Vehicle, except, in either case (x) as disclosed on Section 4.6(b) of the Company Disclosure Schedule, and (y) SPV Guarantees. Neither the Company nor any Company Subsidiary (other than Project Entities) has any direct ownership interest in any project or other real property constituting a Development and Investment Activity.

        4.9.    Absence of Certain Changes.

          (a)   From June 30, 2006 to the date of this Agreement, except as otherwise expressly contemplated by this Agreement, the Company and each Company Subsidiary has conducted its business in the Ordinary Course of Business and there has not been any damage, destruction or other casualty losses affecting the business, properties or assets of the Company or any Company Subsidiary that has had or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)   From June 30, 2006 to the date of this Agreement, except as otherwise expressly contemplated by this Agreement, there has not been (i) any change by the Company in its accounting methods, principles or practices (other than changes required by GAAP after the date of this Agreement); (ii) except in connection with Development and Investment Activities in the Ordinary Course of Business, any sale or license of a material amount of assets or rights of the Company and the Company Subsidiaries; or (iii) any material Tax election, any change in method of accounting with respect to Taxes or any compromise or settlement of any proceeding with respect to any material Tax liability by the Company or any Company Subsidiary.

          (c)   From June 30, 2006 to the date of this Agreement, there has not been any action, event, occurrence, development or state of circumstances or facts that has had or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.10.    Litigation.    As of the date of this Agreement, there is no litigation, action, suit, claim, investigation, arbitration or proceeding or inquiry, whether civil, criminal or administrative (each, a "Claim"), pending, or, to the Knowledge of the Company, threatened, against the Company or any Company Subsidiary or any Special Purpose Vehicle any of their respective assets, properties or employees before any arbitrator or Governmental Entity that would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. Set forth on Section 4.10 of the Company Disclosure Schedule is a list of all Claims pending, or to the Knowledge of the Company, threatened as of the date of this Agreement, against the Company or any Company Subsidiary or any of their respective assets, properties or employees (if such Claim is related to, or arising from, an employee's actions or omissions on behalf of the Company or any Company Subsidiary) before any arbitrator or Governmental Entity in which the amount claimed is in excess of $1,000,000 or in which specific performance or other injunctive relief or punitive damages are sought, or in which a criminal violation is alleged. As of the date of this Agreement, neither the Company nor any Company Subsidiary nor any of their respective properties, assets or, to the Knowledge of the Company, employees is or are subject to any order, writ, judgment, injunction, decree, settlement, determination or award ("Order") having, or which would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.11.    Taxes.    Except as would not be reasonably likely, individually or in the aggregate, to have a Company Material Adverse Effect, (a) all Tax returns, statements, declarations, reports and forms, including any schedules or attachments thereto, required to be filed with any taxing authority by, or with respect to, the Company and each Company Subsidiary (collectively, the "Company Returns") have been timely filed accordance with all applicable Laws and the Company Returns are true, correct and complete in; (b) the Company and each Company Subsidiary has timely paid all Taxes due and payable whether or not shown as being due on any Company Return (other than Taxes that are being contested in good faith and for which adequate reserves are reflected in the Company Balance Sheet); (c) the charges, accruals and reserves for Taxes with respect to the Company and each consolidated Company Subsidiary that are reflected on the Company Balance Sheet are adequate to cover the Tax liabilities accruing through the date thereof; (d) as of the date of this Agreement, there is no action, suit, proceeding, audit or claim now proposed or pending against the Company or any Company Subsidiary in respect of any Taxes; (e) neither the Company nor any Company Subsidiary is party to, bound by or has any obligation under, any tax sharing Contract or any Contract that obligates them to make any payment computed by reference to the Taxes, taxable income or taxable losses of any other Person; (f) there are no Liens with respect to Taxes on any of the assets or properties of the Company or any Company Subsidiary other than with respect to Taxes not due and payable; (g) neither the Company nor any Company Subsidiary (1) is, or has been, a member of an affiliated, consolidated, combined or unitary group, other than one of which the Company was the common parent and (2) has any liability for the Taxes of any Person (other than the Company and the Company Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), or as a transferee or successor, by contract or otherwise; (h) neither the Company nor any Company Subsidiary has ever entered into a closing agreement pursuant to Section 7121 of the Code that could affect the Company or a Company Subsidiary in a Tax period or portion thereof beginning after the Effective Time; (i) the Company will not be required to include amounts in income, or exclude items of deduction, in a taxable period beginning after the Closing Date as a result of (1) a change in method of accounting occurring prior to the Closing Date, (2) an installment sale or open transaction arising in a taxable period (or portion thereof) ending on or before the Closing Date, (3) a prepaid amount received, or paid, prior to the Closing Date or (4) deferred gains arising prior to the Closing Date; (j) all Taxes required to be withheld, collected or deposited by or with respect to Company and each of the Company Subsidiaries have been timely withheld, collected or deposited as the case may be, and to the extent required, have been paid to the relevant taxing authority; (k) none of Company or any of the Company Subsidiaries has been either a "distributing corporation" or a "controlled corporation" in a distribution occurring during the last five years in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable; and (l) neither the Company nor any of the Company Subsidiaries has engaged in any transaction that would reasonably be expected to give rise to (1) a list maintenance obligation with respect to any Person under Section 6112 of the Code or the regulations thereunder or (2) a disclosure obligation as a "reportable transaction" under Section 6011 of the Code and the regulations thereunder.

        4.12.    Employee Benefits.

          (a)   Section 4.12(a) of the Company Disclosure Schedule contains a true and complete list of each "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (whether or not such "employee benefit plan" is subject to ERISA), including, without limitation, multiemployer plans within the meaning of Section 3(37) of ERISA), and all Contracts with individuals providing for the payment of one-time stay bonuses in excess of $500,000, individual employment agreements that contain commitments as to equity compensation not yet granted or issued, stock purchase, stock option, restricted stock, stock compensation, phantom, severance, employment, change-in-control, fringe benefit (including health and welfare plans and programs), collective bargaining, incentive, profit sharing, deferred compensation, pension, retirement, employee loan, vacation and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), that are legally binding obligations of the Company or any Company Subsidiaries under which (i) any current or former employee, officer or director of the Company or its Subsidiaries (the "Company Employees") or any current or former Independent Contractor of the Company or any Company Subsidiary (the "Company Independent Contractors") has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any Company Subsidiary or (ii) the Company or any Company Subsidiary has any present or future liability, whether actual or contingent; provided, however, that Contracts with individuals need not be listed on Section 4.12(a) of the Company Disclosure Schedule other than individual letter agreements providing for the payment of one-time stay bonuses in excess of $500,000 and individual employment agreements that contain commitments as to equity compensation not yet granted or issued. All such plans, programs, policies and arrangements required to be listed on Section 4.12(a) of the Company Disclosure Schedule shall be collectively referred to as the "Company Plans."

          (b)   With respect to each Company Plan, the Company has provided or made available to Parent a current, accurate and complete copy (or, to the extent no such copy exists, an accurate description) thereof and, to the extent applicable: (i) any related adoption agreements, trust agreements, insurance contracts and/or other funding instruments or agreements (including any amendments thereto); (ii) the most recent determination letter, if applicable and any pending request for such a letter; (iii) any summary plan description and other written communications (or a written description of any oral communications) by the Company or its Subsidiaries to the Company Employees or any Company Independent Contractors concerning the extent of the benefits provided under a Company Plan; (iv) a summary of any proposed amendments or changes anticipated to be made to (including any terminations of) any of the Company Plans at any time within the twelve months immediately following the date hereof, except for such proposed amendments or changes that are required by applicable Law, (v) the most recent non-discrimination tests performed under the Code (including 401(k) and 401(m) tests) and all filings made by the Company or any Company Subsidiary with any Governmental Entity, including under the Voluntary Compliance Resolution or Closing Agreement Program or the Department of Labor Delinquent Filer Program; and (vi) for the three most recent completed years (A) the Form 5500 and attached schedules, (B) audited financial statements, (C) actuarial valuation reports and funding and/or financial information returns and statements, and (D) attorney's response to an auditor's request for information.

          (c)   (i) Each Company Plan has been established, maintained and administered in all material respects in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable Laws, rules and regulations, and all contributions required to be made under the terms of any Company Plan as of the date hereof have been timely made or, if not yet due, have been properly reflected on the Company's financial statements; (ii) each Company Plan which is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination letter as to its qualification, and nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause the loss of such qualification or affect the tax exempt status of any related trust; (iii) no event has occurred and no condition exists that would reasonably be expected to subject the Company or its

  Subsidiaries, either directly or by reason of their affiliation with any member of their "Controlled Group" (defined as any organization which is a member of a controlled group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code), to any material Tax, fine, Lien, penalty or other material liability imposed by ERISA, the Code or other applicable Laws, rules and regulations; (iv) for each Company Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form since the date thereof; (v) no "reportable event" (as such term is defined in Section 4043 of the Code) that would reasonably be expected to result in material liability, no "prohibited transaction" (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) that would reasonably be expected to result in liability to the Company or any of its Subsidiaries or "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA and Section 412 of the Code (whether or not waived)) has occurred with respect to any Company Plan; (vi) there is no present intention, requirement or obligation that any Company Plan be materially amended, suspended or terminated, or otherwise modified to alter benefits (or the levels thereof); (vii) no Company Plan is a split-dollar life insurance program or otherwise provides for loans to executive officers (within the meaning of The Sarbanes-Oxley Act of 2002); (viii) all Tax, annual reporting and other governmental filings required by ERISA and the Code with respect to the Company Plans have been timely filed with the appropriate Governmental Entity and all notices and disclosures have been provided to participants, and (ix) all outstanding awards, grants, bonuses, prior employer (including pre-tax employee) contributions, payments or benefits provided pursuant to any Company Plan have been fully deductible to the Company or its Subsidiaries under the Code, except as limited by Sections 162 and 404, as applicable. Neither the Company nor any of its Subsidiaries has incurred any current or projected liability in respect of post-employment or post-retirement health, medical or life insurance benefits for Company Employees or Company Independent Contractors, except as required to avoid an excise tax under Section 4980B of the Code or otherwise except as may be required pursuant to any other applicable Law.

          (d)   Neither the Company, any Company Subsidiary or any member of their Controlled Group sponsors or maintains or has in the past sponsored or maintained or, as of the date hereof and except as provided in Section 4.12(e) of the Company Disclosure Schedule, has any current or future liability under any employee benefit plan subject to Title IV of ERISA.

          (e)   With respect to any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Company, its Subsidiaries or any member of their Controlled Group has any liability or contributes (or has at any time contributed or had an obligation to contribute): (i) none of the Company, its Subsidiaries or any member of their Controlled Group has incurred any withdrawal liability under Title IV of ERISA which remains unsatisfied or would be subject to such liability if, as of the Closing Date, the Company, its Subsidiaries or any member of their Controlled Group were to engage in a complete withdrawal (as defined in Section 4203 of ERISA) or partial withdrawal (as defined in Section 4205 of ERISA) from any such multiemployer plan; and (ii) to the Knowledge of the Company, no such multiemployer plan is in reorganization or insolvent (as those terms are defined in Sections 4241 and 4245 of ERISA, respectively), except, in each case of clauses (i) and (ii) above, any items that would not be reasonably likely to have, individually or in the aggregate, when combined with other items of adverse effect under this Section 4.12, a Company Material Adverse Effect.

          (f)    With respect to each Company Plan, (i) as of the date of this Agreement, to the Knowledge of the Company, no material actions, suits, claims, investigations or arbitrations (other than routine claims for benefits in the Ordinary Course of Business or otherwise reserved on the Company Balance Sheet) are pending or threatened, (ii) as of the date of this Agreement, no facts or circumstances exist that would reasonably be expected to give rise to any such material actions, suits or claims, and (iii) as of the date of this Agreement, no administrative investigation, audit or other administrative proceeding by the Department of Labor, the Internal Revenue Service or other governmental agencies are pending, threatened or in progress, except, in each case of clauses (i) and (iii) above, any items that would not be reasonably likely to have, individually or in the aggregate, when combined with other items of adverse effect under this Section 4.12, a Company Material Adverse Effect.

          (g)   No Company Plan nor any Contracts with individuals exist that, as a result of the execution of this Agreement or the transactions contemplated by this Agreement (whether alone or in combination with any subsequent event(s), including the termination of a Company Employee's employment), could result in (i) the payment to any Company Employee or Company Independent Contractor of any money or other property (whether under a Company Plan or otherwise), (ii) the provision of any benefits or other rights to any Company Employee or Company Independent Contractor, including severance pay or an increase in severance pay upon any termination of the employment or other relationship after the date of this Agreement, (iii) the increase, acceleration or provision of any payments, benefits or other rights (including funding through a grantor trust or otherwise) to any Company Employee or Company Independent Contractor, whether or not any such payment, right or benefit would constitute a "parachute payment" within the meaning of Section 280G of the Code, (iv) limit or restrict the right of the Company to merge, amend or terminate any of the Company Plans, (v) cause the Company to record additional compensation expense on its income statement with respect to any outstanding stock option or other equity-based award, or (vi) result in payments under any of the Company Plans or otherwise that would not be deductible under Section 280G of the Code, except, in the case of clauses (i), (ii), (iv) and (v) above, any items that would not be reasonably likely to have, individually or in the aggregate, when combined with other items of adverse effect under this Section 4.12, a Company Material Adverse Effect.

          (h)   Section 4.12(h) of the Company Disclosure Schedule sets forth all Company Plans maintained outside the jurisdiction of the United States or that cover any employee residing or working outside the United States (the "Foreign Benefit Plans"). Except as would not individually or in the aggregate, when combined with other items of adverse effect under this Section 4.12, be reasonably likely to have a Company Material Adverse Effect, with respect to the Foreign Benefit Plans, (i) all Foreign Benefit Plans have been established, maintained and administered in all material respects in compliance with their terms and all applicable statutes, Laws, ordinances, rules, orders, decrees, judgments, writs, and regulations of any controlling Governmental Entity; (ii) all contributions or premiums required to be made by the Company or its Subsidiaries under the terms of each Foreign Benefit Plan have been made in a timely manner; (iii) if they are intended to qualify for special Tax treatment, such Foreign Benefit Plans meet all the requirements for such treatment; (iv) all obligations regarding such Foreign Benefit Plans have been satisfied, there are no outstanding defaults or violations by any party to such plans, no Taxes, penalties or fees are owing or eligible in respect of any such plans, and no material liability or obligation exists with respect to such Foreign Benefit Plans that has not been disclosed on Section 4.12(h) of the Company Disclosure Schedule; (v) neither the Company nor any of its Subsidiaries has incurred any obligation in connection with the termination or withdrawal from any such Foreign Benefit Plan; and (vi) the present value of the accrued benefit liabilities (whether or not vested) under each such Foreign Benefit Plan which is funded, determined as of the end of the most recently ended fiscal year of the Company using generally accepted and reasonable actuarial assumptions, did not exceed the current value of the assets of such plan, and for each such Foreign Benefit Plan which is not funded, the obligations thereunder have, to the extent required, been accrued in accordance with generally accepted accounting principles as in effect in the United States as of the end of the most recently ended fiscal year of the Company, and are, to the extent required, reflected on the financial statements.

        4.13.    Compliance with Laws; Licenses, Permits and Registrations.

          (a)   Except for matters covered by the representations and warranties in Sections 4.11, 4.12, 4.17 and 4.20 which shall be covered only by those representations and warranties, and not by this Section 4.13, neither the Company nor any Company Subsidiary is in violation of, or has violated, any applicable provisions of any Laws, except for violations which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)   The Company and each Company Subsidiary has all permits, licenses, easements, variances, exemptions, consents, certificates, approvals, authorizations of and registrations (collectively, "Permits") with and under all Laws, and from all Governmental Entities required by the Company and each Company Subsidiary to carry on their respective businesses as currently conducted, except where the failure to have the Permits would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

          (c)   The information provided by the Company to Parent and Acquiror in order to assist Parent in its evaluation and determination as to whether any filings, notifications, authorizations, consent requests, petitions, statements, registrations, declarations, submissions of information or applications are required to be made with any Governmental Entity under any international or foreign Antitrust Laws applicable to this Agreement or the transactions contemplated hereby was true and correct in all material respects as of the date of this Agreement, to the extent such information was provided on or prior to the date hereof, or as of the date provided, to the extent provided after the date hereof.

        4.14.    Title to Assets.    The Company and each Company Subsidiary (other than a Special Purpose Vehicle) has good title to, or valid leasehold interests in, all their respective assets, except where the absence thereof would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. Other than assets held by a Special Purpose Vehicle and other than assets in which the Company or any Company Subsidiary has leasehold interests, all of these assets are free and clear of all Liens, except for (a) Permitted Liens and (b) Liens that would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. All assets owned by Special Purpose Vehicles are owned free and clear of all Liens, except for (i) Liens incurred in the Ordinary Course of Business by such Special Purpose Vehicles, (ii) Permitted Liens, and (iii) Liens that would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.15.    Intellectual Property.    The Company and each Company Subsidiary owns or has a valid license or other right to use, free and clear of all Liens, except for Permitted Liens, each trademark, service mark, trade name, domain name or other source indicator, patent, trade secret, confidential information, or copyright (including any registrations or applications for registration of any of the foregoing, which are set forth in Section 4.15 of the Company Disclosure Schedule) used in or necessary to carry on the business of the Company and each Company Subsidiary, taken as a whole, as currently conducted (collectively, the "Company Intellectual Property"), except where the failure to own or have the right to use such properties would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, the Company Intellectual Property is not being infringed or misappropriated by any third party. Neither the Company nor any Company Subsidiary has received any notice of infringement of or challenge to, and there are no Claims or Orders pending or, to the Knowledge of the Company, threatened with respect to any Company Intellectual Property that would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.16.    Transaction Fees; Opinions of Financial Advisor.

          (a)   Except for Lazard Frères & Co. LLC ("Trammell Crow Bank"), whose fees and expenses will be borne by the Company, there is no investment banker, financial advisor, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, the Company or any Company Subsidiary which might be entitled to any fee or commission from the Company, Parent, Acquiror or any of their respective Affiliates upon consummation of the Merger or the other transactions contemplated by this Agreement. The Company has heretofore furnished to the Acquiror complete and correct copies of all Contracts between the Company or its Subsidiaries and Trammell Crow Bank pursuant to which such firm would be entitled to any payment relating to the Merger and the other transactions contemplated by this Agreement.

          (b)   The Board of Directors of the Company has received the opinion of Trammell Crow Bank, dated as of the date hereof, to the effect that, as of such date, and subject to the qualifications stated therein, the Merger Consideration is fair to the holders of Company Shares from a financial point of view.

        4.17.    Labor Matters.

          (a)   Except for those Company Employees and Company Independent Contractors with written Contracts that provide otherwise, and except as otherwise provided by applicable Laws, (i) each Company Employee currently employed by the Company or a Company Subsidiary is an "at will" employee (whose employment may be terminated at any time by the Company or such employee, in each case with or without reason) and has the right to work for the Company or any Company Subsidiary and (ii) each of the Company Independent Contractors may be terminated for any reason on no more than thirty (30) days' notice. Except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance in all material respects with all applicable Laws or Contracts governing or concerning labor relations, employment, union and collective bargaining, immigration, fair employment practices, employment discrimination and harassment, terms and conditions of employment, workers' compensation, occupational safety and health, plant closings, and wages and hours, and any other Law applicable to the Company or a Company Subsidiary with respect to any of the Company Employees or Company Independent Contractors, including without limitation, ERISA, the Immigration Reform and Control Act of 1986, the National Labor Relations Act, the Civil Rights Acts of 1866 and 1964, the Equal Pay Act, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act of 1992, WARN, the Occupational Safety and Health Act, the Davis-Bacon Act, the Walsh-Healy Act, the Service Contract Act, Executive Order 11246, the Fair Labor Standards Act and the Rehabilitation Act of 1973 and all regulations under such acts (collectively, the "Labor Laws"). Except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect as of the date of this Agreement neither the Company nor any Company Subsidiary is liable for or bound by, as the case may be, any liabilities, judgments, decrees, orders, citations, Taxes, fines or penalties for failure to comply with any of the Labor Laws. Each of the Company and its Subsidiaries has withheld all amounts required by applicable Law or by agreement to be withheld from the wages, salaries and other payments made or benefits provided to Company Employees, except for such failures that would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company or any of its Subsidiaries is liable for any arrears of wages, salaries or other benefits or any Taxes or any penalty for failure to comply with any of the foregoing.

          (b)   As of the date of this Agreement, there are no pending or, to the Company's Knowledge, threatened claims, lawsuits, complaints, controversies, investigations or other proceedings against the Company or any of its Subsidiaries brought by or on behalf of any current or former Company Employee or current or former Company Independent Contractor (other than regular claims for benefits in accordance with the terms of such Company Plans and policies), except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

          (c)   As of the date of this Agreement, to the Knowledge of the Company, no current Company Employee or Company Independent Contractor whose annual cash compensation (including, without limitation, commissions and bonuses) was in excess of $500,000 in fiscal year 2005 has given notice to the Company or a Company Subsidiary terminating, nor does the Company have any Knowledge that any such person intends to terminate, his or her employment or independent contractor relationship with the Company or its Subsidiaries.

          (d)   To the Knowledge of the Company, as of the date of this Agreement no Company Employee or Company Independent Contractor is in violation of any term of any employment Contract, non-disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating (i) to the right of any such person to be employed or retained by the Company or any of its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by the Company or its Subsidiaries, or (ii) to the use by or for the benefit of any of the Company or any Company Subsidiary of the trade secrets, intellectual property, or confidential or proprietary information of others. To Company's Knowledge, as of the date of this Agreement no Company Employee or Company Independent Contractor is in material violation of any term of any employment Contract, non-disclosure agreement, non-competition agreement, or restrictive covenant with the Company or any Company Subsidiary relating to the business of the Company or any of its Subsidiaries.

          (e)   As of the date of this Agreement, there are no strikes, slowdowns, picketing, work stoppages, concerted refusal to work overtime, lockouts, other material labor controversies or disputes or any unfair labor practice charges pending or, to the Knowledge of the Company, threatened by or between the Company or any Company Subsidiary and any of their respective Company Employees, nor has any such controversy or dispute occurred over the last three (3) years. Neither the Company nor any Company Subsidiary has recognized a labor union or is a party to, or bound by, any collective bargaining Contract with a labor union or labor organization, nor, to the Knowledge of the Company, have there been any organizing efforts during the past three (3) years, including any petitions for a certification or unionization proceeding.

          (f)    During the three-year period ending on the date of this Agreement, neither the Company nor any of its Subsidiaries has effectuated a "plant closing" or "mass layoff" as those terms are defined in WARN or any similar state law, affecting in whole or in part any site of employment, facility, operating unit or employee of the Company or any Company Subsidiary.

        4.18.    Material Contracts.

          (a)   As of the date of this Agreement, Section 4.18(a) of the Company Disclosure Schedule sets forth all of the following Contracts to which the Company or any Company Subsidiary is a party or which are applicable to any of their assets or properties, in each case as amended through the date hereof (each a "Material Contract"):

              (i)  Contracts that are material to the Company and the Company Subsidiaries, taken as a whole, other than (x) Contracts of Project Entities entered into in Development and Investment Activities under which the Company or any Company Subsidiary other than a Project Entity has guaranteed the Indebtedness or other payment obligation of such Project Entity and (y) SPV Guarantees;

             (ii)  Except for SPV Guarantees, Contracts under which the Company or any Company Subsidiary (other than a Project Entity) has guaranteed the Indebtedness or other payment obligation of any Project Entity or Minority Investment, including as a result of the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby;

            (iii)  other than SPV Guarantees and Contracts required to be disclosed in clause (a)(ii) above, Contracts providing for the borrowing or lending of money by the Company or any Company Subsidiary, whether as borrower, lender or guarantor other than (x) loans to employees in connection with their initial hiring in the Ordinary Course of Business not exceeding $100,000 individually and (y) advances to employees in the Ordinary Course of Business;

            (iv)  Contracts pursuant to which any material property or assets of the Company or any Company Subsidiary is, or may reasonably be expected to become subject to, a Lien (other than Permitted Liens) other than (x) SPV Guarantees, and (y) Contracts creating Liens on assets of Project Entities entered into in Development and Investment Activities;

             (v)  joint venture, alliance, affiliation or partnership Contracts or joint development or similar Contracts of the Company and Company Subsidiaries (other than Special Purpose Vehicles), including with respect to any direct or indirect investment in, or development of, real property by the Company or a Company Subsidiary other than a Special Purpose Vehicle;

            (vi)  other than SPV Guarantees and Contracts of Special Purpose Vehicles entered into in Development and Investment Activities that do not have recourse to the Company or any Company Subsidiary other than a Special Purpose Vehicle, Contracts for the acquisition or sale, directly or indirectly (by merger or otherwise), of material assets (whether tangible or intangible) of the Company or any Company Subsidiary or the Equity Interests of the Company or any Company Subsidiary, including Contracts for any such completed acquisitions or sales pursuant to which an "earn out" or similar form of obligation (whether absolute or contingent) is currently pending or for which there are any continuing indemnification or similar obligations, in each case excluding any such Contracts entered into prior to January 1, 2003 and with respect to which there are no remaining obligations on the part of any party (including any indemnification obligations);

           (vii)  any interest rate or currency swaps, caps, floors or option Contracts of the Company or any Company Subsidiary or any other interest rate or currency risk management arrangement or foreign exchange Contracts of the Company or any Company Subsidiary;

          (viii)  all material Contracts concerning Company Intellectual Property;

            (ix)  contracts with, or commitments to, Affiliates of the Company, as set forth in Section 4.22 of the Company Disclosure Schedule;

             (x)  Contracts pursuant to which the Company or any Company Subsidiary is obligated to make any capital contribution or other investment in or loan to any Person other than (x) SPV Guarantees, (y) Contracts relating to the items described in Section 4.6 of the Company Disclosure Schedule with respect to Project Entities, and (z) Contracts of Project Entities entered into in Development and Investment Activities for which the Company and Company Subsidiaries (other than Project Entities) have no recourse obligations.

          (b)   Neither the Company nor any Company Subsidiary is, or as of the date of this Agreement, has received any notice that any other party is, in breach, default or violation or is unable to perform in any respect (each a "Default") under any Material Contract (and no event has occurred or not occurred through the Company's or any Company Subsidiary's action or inaction or, to the Knowledge of the Company, through the action or inaction of any third parties, which with notice or the lapse of time or both would constitute or give rise to a Default), except for those Defaults which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any Company Subsidiary has received written notice of the termination of, or intention to terminate, any Material Contract, except for such notices or terminations that would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. No Claims for indemnification under any purchase or sale Contract have been made by or against the Company or any Company Subsidiary since January 1, 2003 that have not been fully resolved prior to the date hereof and, to the Knowledge of the Company, there are no such Claims threatened.

          (c)   As of the date of this Agreement, neither the Company nor any Company Subsidiary is party to any Contract containing covenants that would limit in any material respect after the Effective Time the ability of Parent or any of its Subsidiaries (excluding, after the Effective Time, the Company or any Company Subsidiary) to (i) engage in any line of business, (ii) compete with any person in any market or line of business or (iii) operate, manage, finance or develop properties in any geographic area or for any type of use (the types of limitations and rights described in clauses (i) through (iii), "Exclusivity Arrangements"), other than Exclusivity Arrangements that restrict activities in a specific local market (as opposed to broader regional, state or national restrictions) that apply only to Development and Investment Activities.

          (d)   Except as would not be reasonably likely to have a Company Material Adverse Effect, (i) no default has occurred with respect to any of the SPV Guarantees or, if applicable, any Contracts providing for construction or other loans, such that there would be recourse under such Contracts to the Company or any Company Subsidiary for the Indebtedness or other payment obligation of any other Person other than a Special Purpose Vehicle, and (ii) as of the date of this Agreement, no claim against the Company or any Company Subsidiary other than a Special Purpose Vehicle has been made in writing to the Company by the counterparties thereto under such SPV Guarantees or such Contracts. Except as would not be reasonably likely to have a Company Material Adverse Effect, (x) no default has occurred under any joint venture, limited liability company or partnership Contracts to the extent such Contracts are the governing documents of any Special Purpose Vehicle such that there would be recourse under such Contracts to the Company or any Company Subsidiary other than a Special Purpose Vehicle, and, (y) as of the date of this Agreement, no claim against the Company or any Company Subsidiary other than a Special Purpose Vehicle has been made in writing to the Company by the counterparties to such Contracts under such Contracts.

        4.19.    Real Estate.

          (a)   Section 4.19(a) of the Company Disclosure Schedule contains a true and complete list of all of the material leases, ground leases, licenses, tenancies, subleases and all other occupancy agreements in which any Company Subsidiary (other than a Special Purpose Vehicle to the extent such agreement is non-recourse (except for SPV Guarantees) to the Company and the Company Subsidiaries other than any Special Purpose Vehicle) is a tenant or subtenant as of the date hereof (the leased and subleased space or parcel of real property thereunder being, collectively, the "Leased Property") (the "Leases"). Except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Company (or the applicable Company Subsidiary) has good and valid title to the leasehold estate in all the Leased Property, free and clear of any Liens against such leasehold estate (other than Permitted Liens), (ii) the Leases (with such term including solely for purposes of clauses (ii) through (v), inclusive, of this Section 4.19(a), all amendments, and modifications, supplements, renewals, extensions and guarantees related thereto) are valid, binding and enforceable against the Company or such Subsidiary in accordance with their terms and in full force and effect, (iii) neither the Company (or the applicable Company Subsidiary), nor to the Knowledge of the Company, any other party to any Lease, is in default under such Lease, and no event has occurred which, with notice or lapse of time, would constitute a breach or default by the Company (or such Company Subsidiary) under the Leases, (iv) the Company (or the applicable Company Subsidiary) has not assigned, transferred, conveyed, mortgaged, or encumbered any interest in any Leased Property, and (v) the

  Company (or the applicable Company Subsidiary or to the Company's Knowledge the applicable other Company Entity) enjoys peaceful and undisturbed possession under the Leases.

          (b)   Neither the Company nor the Company Subsidiaries (other than the Special Purpose Vehicles) owns any real property or interest in real property (other than leasehold interests).

          (c)   The Leased Property constitutes all real property necessary to operate the businesses of the Company and its Subsidiaries in all material respects as presently conducted (other than with respect to the Special Purpose Vehicles).

        4.20.    Environmental.    Except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Company and each Company Subsidiary complies, and at all times has complied, and to the Company's Knowledge each other Company Entity complies and at all times has complied, with all applicable Environmental Laws, and possess and comply with, and at all times possessed and complied with, all applicable Environmental Permits required under such Laws; (ii) there are no Materials of Environmental Concern or other facts, events, conditions or set of circumstances at or relating to any property or other facility (A) currently or previously owned or leased, by the Company or any Company Subsidiary, (B) currently managed or operated by the Company, any Company Subsidiary other than a Special Purpose Vehicle or (C) currently managed or operated by a Special Purpose Vehicle with respect to which an environmental guarantee has been entered into with respect thereto, in each case that would reasonably be expected to result in liability of the Company or any Company Subsidiary under any applicable Environmental Law; and (iii) neither the Company nor any Company Subsidiary has received or is otherwise aware of any Claim or any written notification alleging that it is liable under any Environmental Law, or any request for information pursuant to Section 104(e) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or similar Law concerning any release or threatened release of Materials of Environmental Concern at any location; and (iv) none of the Company and the Company Subsidiaries and to the Company's Knowledge any other Special Purpose Vehicle has contractually assumed any liability under any Environmental Law other than in the conduct of Development and Investment Activities or under services contracts, property management agreements with clients or other contracts entered into in the Ordinary Course of Business.

        4.21.    Insurance.    Section 4.21 of the Company Disclosure Schedule lists all insurance policies involving general errors and omissions, directors and officers coverage or environmental liabilities of the Company or any of its Subsidiaries in effect on the date hereof and true and correct copies of such insurance policies have been made available to Acquiror. As of the date of this Agreement, there is no material claim by the Company or any Company Subsidiary pending under any such insurance as to which coverage has been questioned, denied or disputed by the underwriters of such insurance. All premiums payable under all such insurance have been paid when due and the Company and each Company Subsidiary is in all material respects in full compliance with the terms of such insurance.

        4.22.    Affiliate Transactions.    Except (i) for any expense reimbursements and advances in the Ordinary Course of Business, (ii) for any employment or consulting agreement identified in the Company Disclosure Schedule and any other employment agreement with officers other than executive officers, (iii) for benefits pursuant to a Company Plan, or (iv) for transactions in the Ordinary Course of Business with any Affiliate of a non-employee member of the Company's Board of Directors, there are no Contracts with more than $250,000 of obligations, commitments or payments remaining as of the date of this Agreement between the Company or any Company Entity, on the one hand, and any (x) executive officer or director of the Company or any Company Subsidiary or any of their immediate family members (including their spouses) or any Person known by the Company to be an Affiliate of such Person, or (y) Person known by the Company to be a beneficial owner of five percent (5%) or more of any class or series of voting securities of the Company.

        4.23.    Required Vote; Board Approval; State Takeover Statutes.

          (a)   The only vote required of the holders of any class or series of the Company's Equity Interests necessary to adopt this Agreement and to approve the Merger and the other transactions contemplated hereby is the approval of a majority of the outstanding Company Shares (the "Company Stockholder Approval").

          (b)   On or prior to the date hereof, the Company's Board of Directors has (i) determined that this Agreement, the Voting Agreements and the transactions contemplated hereby and thereby, including the Merger, are advisable and in the best interests of the Company and the Company Stockholders, (ii) approved and declared advisable this Agreement and approved the Voting Agreements and the transactions contemplated hereby and thereby, including the Merger, and (iii) resolved to recommend to the Company Stockholders that they vote in favor of adopting and approving this Agreement (the action set forth in clause (iii) is referred to as the "Company Recommendation"). Such approval by the Company's Board of Directors is sufficient to render inapplicable to this Agreement, the Voting Agreements and the Merger and any of such other transactions contemplated hereby or thereby, the restrictions on "business combinations" set forth in Section 203 of the DGCL. No state takeover statute or similar statute or regulation of the states of Delaware or Texas applies or purports to apply to the Merger, this Agreement, the Voting Agreements or any of the transactions contemplated hereby or thereby and no provision of the Organizational Documents of the Company or any Company Subsidiary would, directly or indirectly, restrict or impair the ability of Parent to vote, or otherwise to exercise the rights of a stockholder with respect to, shares of the Company and any Company Subsidiary that may be acquired or controlled by Parent, as a result of the Merger or otherwise.

          (c)   Except as provided in Section 4.23(b), no other state takeover statute or similar statute or regulation applies or purports to apply to the Merger, this Agreement, the Voting Agreements or any of the transactions contemplated hereby or thereby.

        4.24.    Information to Be Supplied.    The Proxy Statement will not, at the time of the mailing thereof and at the time of the Company Stockholder Meeting and in light of the circumstances in which they are made, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Proxy Statement will comply as to form with the provisions of the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any statements made or incorporated by reference in the Proxy Statement based on information supplied by Parent or Acquiror in writing specifically for inclusion or incorporation by reference therein.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUIROR

        Except as disclosed in the Parent and Acquiror Disclosure Schedule attached hereto, Parent and Acquiror, jointly and severally, represent and warrant to the Company that:

        5.1.    Corporate Existence and Power.    Each of Parent and Acquiror is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation and has all corporate powers and authority required to own, lease and operate its properties and assets and carry on its business as now conducted. Each of Parent and Acquiror is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned, leased or operated by it or the nature of its activities makes qualification necessary, except where the failure to be qualified has not had and would not be reasonably likely to have, individually or in the aggregate, a Parent Material Adverse Effect. True and correct copies of the certificate of incorporation and bylaws of Acquiror, and all amendments, modifications or supplements thereto, have been provided to the Company.

        5.2.    Corporate Authorization.    The execution, delivery and performance by each of Parent and Acquiror of this Agreement and the consummation by each of Parent and Acquiror of the Merger and the other transactions contemplated hereby are within the corporate powers of each of Parent and Acquiror and have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Parent or Acquiror are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and Acquiror and assuming that this Agreement constitutes the valid and binding obligation of the Company, this Agreement constitutes a valid and binding agreement of each of Parent and Acquiror, enforceable in accordance with its terms.

        5.3.    Governmental Authorization.    The execution, delivery and performance by each of Parent and Acquiror of this Agreement and the consummation by Parent and Acquiror of the transactions contemplated hereby will not require any consent, approval, action, order, authorization, or permit of, or registration, declaration or filing with, any Governmental Entity by Parent or Acquiror other than (a) those set forth in clauses (a) through (d) of Section 4.3 and (b) other consents, approvals, actions, orders, authorizations, permits, registrations, declarations and filings which, if not obtained or made, would not be reasonably likely to have, individually or in the aggregate, a Parent Material Adverse Effect.

        5.4.    Non-Contravention.    The execution, delivery and performance by Parent and Acquiror of this Agreement and the consummation by Parent and Acquiror of the Merger and the other transactions contemplated hereby do not and will not (a) contravene or conflict with the Organizational Documents of Parent or Acquiror, (b) assuming compliance with the matters referred to in Section 5.3, contravene or conflict with any provision of Law, binding upon or applicable to Parent or Acquiror or by which any of their respective properties or assets is bound or affected, (c) constitute a breach or default under (or an event that with notice or lapse of time or both could reasonably become a breach or default) or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under any Contract binding upon, Parent or Acquiror or their respective properties or assets, or (d) result in the creation or imposition of any Lien on any asset of Parent or Acquiror other than, in the case of clauses (b), (c) and (d) taken together, any such items that have not had and would not be reasonably likely to have a Parent Material Adverse Effect.

        5.5.    Financing.    As of the date of this Agreement, Acquiror has received an executed commitment letter dated October 30, 2006 (the "Commitment Letter") from Credit Suisse and Credit Suisse Securities (USA) LLC ("Lender"), pursuant to which Lender has committed, subject to the terms and conditions set forth therein, to provide to Parent the amount of financing set forth in the Commitment Letter (the "Financing"), to complete the transactions contemplated hereby. A true and complete copy of the Commitment Letter has been previously provided to the Company. Acquiror has fully paid any and all commitment fees or other fees required by such Commitment Letter to be paid as of the date hereof. As of the date hereof, the Commitment Letter is valid and in full force and effect, does not contain any material misrepresentation by Parent (other than those resulting from inaccurate information, if any, provided by the Company) and no event has occurred which (with or without notice, lapse of time or both) would constitute a breach thereunder on the part of Parent or Acquiror. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financing, other than as set forth in or contemplated by the Commitment Letter. The aggregate proceeds contemplated by the Commitment Letter, together with available cash of Parent and Acquiror, will be sufficient for Acquiror and the Surviving Corporation to pay the aggregate Merger Consideration, the aggregate consideration to be paid to each holder of a Company Option and other awards pursuant to Section 3.5, any repayment or refinancing of debt contemplated in the Commitment Letter and the fees and expenses incurred in connection with the transactions contemplated hereby. The fee letter between Parent and Lender referred to in the Commitment Letter does not contain any conditions precedent or other contingencies related to the funding of the full amount of the Financing or any provisions that could reduce the aggregate amount of the Financing set forth in the Commitment Letter or the aggregate proceeds contemplated by the Commitment Letter. As of the date hereof, none of Parent or Acquiror has any reason to believe that any of the conditions to the Financing will not be satisfied or that the Financing will not be available to Parent and Acquiror on the Closing Date.

        5.6.    Information to Be Supplied.    The information supplied or to be supplied by Parent and Acquiror (if any) in writing specifically for inclusion or incorporation by reference in the Proxy Statement will, at the time of the mailing thereof and at the time of the Company Stockholder Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        5.7.    Solvency; Surviving Corporation After the Merger.    Neither Parent nor Acquiror is entering into the transactions contemplated by this Agreement with the actual intent to hinder, delay or defraud either present or future creditors. Assuming that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects, and after giving effect to the Merger and the other transactions contemplated hereby, at and immediately after the Effective Time, the Surviving Corporation (i) will be solvent (in that both the fair value of its assets will not be less than the sum of its debts and that the present fair saleable value of its assets will not be less than the amount required to pay its probable liability on its recourse debts as they become absolute and matured); (ii) will have adequate capital and liquidity with which to engage in its business; and (iii) will not have incurred and does not plan to incur debts beyond its ability to pay as they become absolute and matured.

        5.8.    Vote/Approval Required.    No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve this Agreement or the Merger or the transactions contemplated hereby. The vote or consent of Services, a wholly-owned subsidiary of Parent, as the sole stockholder of Acquiror is the only vote or consent of the holders of any class or series of capital stock of Parent or Acquiror necessary to approve this Agreement or the Merger or the transactions contemplated hereby and Parent will cause such vote to be obtained on the date of this Agreement.

        5.9.    Parent SEC Documents.

          (a)   Parent has filed all forms, reports, filings, registration statements and other documents required to be filed by it with the SEC since December 31, 2004. No Subsidiary of Parent is required to file any form, report, registration statement or prospectus or other document with the SEC pursuant to the Exchange Act.

          (b)   As of its filing date, each Parent SEC Document complied as to form in all material respects with the applicable requirements of the Securities Act and/or the Exchange Act, as the case may be.

          (c)   No Parent SEC Document filed since December 31, 2004 pursuant to the Exchange Act contained, as of its filing date, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Parent SEC Document, as amended or supplemented, if applicable, filed since December 31, 2004 pursuant to the Securities Act contained, as of the date on which the document or amendment became effective, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d)   Each of the audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the Parent SEC Documents were prepared in conformity with GAAP (except as may be indicated in the notes thereto) throughout the periods involved, and each fairly presents, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the date thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

        5.10.    Litigation.    As of the date of this Agreement, there is no Claim pending, or, to the knowledge of Parent or Acquiror, threatened, against or affecting Parent or Acquiror ("Parent Litigation") or against any of their respective assets, properties or employees before any arbitrator or Governmental Entity that would reasonably be expected to materially adversely affect the ability of Parent or Acquiror to consummate the Merger, and neither Parent nor Acquiror nor any of their respective properties or assets or, to the Knowledge of Parent or Acquiror, employees is or are subject to any Order that would reasonably be expected to materially adversely affect the ability of the Company or Acquiror to consummate the Merger.

        5.11.    No Business Conduct; Ownership.    Acquiror was incorporated on October 25, 2006. Since its inception, Acquiror has not engaged in any activity, other than such actions in connection with (i) its organization and (ii) the preparation, negotiation and execution of this Agreement and the transactions contemplated hereby. Acquiror has not had any operations, has not generated any revenues and has no liabilities other than those incurred in connection with the foregoing and in association with the Merger as provided in this Agreement. All of the Equity Interests of Acquiror are wholly-owned (directly or indirectly) by Parent.

ARTICLE 6

COVENANTS OF THE COMPANY

        The Company agrees as set forth below.

        6.1.    Company Interim Operations.

          (a)   Except as set forth in Section 6.1 of the Company Disclosure Schedule or as otherwise expressly contemplated by this Agreement, without the prior written consent of Acquiror (which consent shall not be unreasonably withheld, conditioned or delayed following a written request for such consent), from the date hereof until the Effective Time, the Company shall, and shall cause each Company Subsidiary (other than any Special Purpose Vehicle) to, conduct its business in all material respects in the Ordinary Course of Business, and, subject to the limitations, restrictions and prohibitions contained herein, shall use all reasonable efforts to (x) maintain in effect all material Permits that are required for the Company or such Company Subsidiary (other than any Special Purpose Vehicle) to carry on its business as currently conducted, (y) keep available the services of the key officers, employees and independent contractors set forth on Section 6.1(a)(y) of Parent Disclosure Schedule, and (z) preserve existing relationships with its material customers, lenders, suppliers and other Persons having material business relationships with it. Without limiting the generality of the foregoing, except as set forth in Section 6.1 of the Company Disclosure Schedule or as otherwise expressly contemplated by this Agreement, from the date hereof until the Effective Time, without the prior written consent of Acquiror (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, nor shall it permit any Company Subsidiary to, directly or indirectly:

              (i)  amend the Organizational Documents of the Company or any Company Subsidiary other than amendments to the Organizational Documents of Company Subsidiaries in the

    Ordinary Course of Business in a manner that would not adversely affect the consummation of the Merger, the other transactions contemplated hereby and the Financing;

             (ii)  (A) split, combine or reclassify any of its Equity Interests or amend the terms of any rights, warrants or options to acquire its securities, (B) except for dividends in the Ordinary Course of Business by a wholly-owned Company Subsidiary, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its Equity Interests or otherwise make any payments to holders of such Equity Interests in their capacities as such, or (C) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of its securities or any rights, warrants or options to acquire its securities, except in the case of the foregoing clauses (A), (B) and (C), with respect only to Special Purpose Vehicles for any such actions that are in the Ordinary Course of Business;

            (iii)  except with respect to Special Purpose Vehicles and Development and Investment Activities permitted by Section 6.1(b), to which Section 6.1(b) (and not this Section 6.1(a)(iii)) applies, issue, deliver, sell, exchange, grant, pledge, encumber or transfer or authorize the issuance, delivery, sale, grant, pledge, encumbrance or transfer of, any Equity Interests of the Company or any Company Subsidiary or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any Equity Interests of the Company or any wholly-owned Company Subsidiary, other than the issuance of Company Shares pursuant to the exercise of Company Options granted prior to the date hereof;

            (iv)  except with respect to Special Purpose Vehicles and Development and Investment Activities permitted by Section 6.1(b), to which Section 6.1(b) (and not this Section 6.1(a)(iv)) applies, acquire, directly or indirectly (whether pursuant to merger, stock or asset purchase, joint venture or otherwise), in one transaction or series of related transactions (A) any Person, any Equity Interests or other securities of any Person, any division or business of any Person or all or substantially all of the assets of any Person or (B) any interest or investment in real property, except in either case to the extent (1) otherwise obligated pursuant to any Contract as of the date hereof, a copy of which has previously been made available to Parent subject to redaction for competitively sensitive information or (2) solely among or between the Company and Company Subsidiaries;

             (v)  except with respect to Special Purpose Vehicles and Development and Investment Activities permitted by Section 6.1(b), to which Section 6.1(b) (and not this Section 6.1(a)(v)) applies, sell, lease, license, encumber or otherwise dispose of any assets, or rights, other than (A) obsolete equipment and property no longer used in the operation of the business of the Company or the Company Subsidiaries and (B) assets which do not have a value of more than $1,000,000 individually or $10,000,000 in the aggregate;

            (vi)  except with respect to Special Purpose Vehicles and Development and Investment Activities permitted by Section 6.1(b), to which Section 6.1(b) (and not this Section 6.1(a)(vi)) applies, (A) (1) incur any indebtedness for borrowed money, except borrowings under the terms of the Credit Agreements to fund working capital in the Ordinary Course of Business, (2) issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any Company Subsidiary, (3) make any loans, advances or capital contributions to, or investments in, any other Person, other than to the Company or any Company Subsidiary and other than advancements to developers or brokers and other commission based Company Employees or Company Independent Contractors in the Ordinary Course of Business or (4) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person (other than obligations of the Company or any Company Subsidiary and the endorsements of negotiable instruments for collection in the Ordinary Course of Business), or (B) enter into or materially amend any Contract to effect any of the transactions prohibited by this Section 6.1a(vi);

           (vii)  except with respect to Special Purpose Vehicles and Development and Investment Activities permitted by Section 6.1(b), to which Section 6.1(b) (and not this Section 6.1(a)(vii)) applies, (A) enter into any Exclusivity Arrangements that would: (x) be applicable after the Effective Time to Parent or any of its Subsidiaries (excluding, after the Effective Time, the Company or any Company Subsidiary), (y) restrict activities with respect to a geographic location other than restrictions limited in scope to a specific local market (as opposed to broader regional, state or national restrictions), or (z) apply to activities other than Development and Investment Activities of the Company or any Company Subsidiary (other than any Special Purpose Vehicle), (B) enter any Contract that if entered into prior to the date hereof would be a Material Contract pursuant to clauses (ii), (iv), (v), (vi) or (ix) of the definition of Material Contract, (C) other than in the Ordinary Course of Business, enter into any Contract that would be a Material Contract pursuant to clauses (vii), (viii) or (x) of the definition of Material Contract, (D) enter into any Contracts with the Person set forth in Section 6.1(a)(vii)(D) of the Company Disclosure Schedule other than as set forth on such schedule, (E) other than in the Ordinary Course of Business, enter into any Contract that is not a revenue producing Contract that would be included in clause (i) of the definition of Material Contracts but would not otherwise fall within any of clauses (ii) through (x) of the definition of Material Contracts), (F) amend or modify in any material respect or terminate any Material Contract that the Company or such Company Subsidiaries could not otherwise enter into without the prior written consent of Parent, or (G) other than in the Ordinary Course of Business otherwise waive, release or assign any material rights, claims or benefits of the Company or any Company Subsidiary under any Material Contract;

          (viii)  except as required by applicable Law or the terms of any Company Plan existing as of the date of this Agreement, (A) unless provided for in the 2006 Budget set forth in Schedule 6.1(i), increase the compensation (including commission rates) or benefits of any present or former director, officer or employee of the Company or any Company Subsidiaries, (B) pay a bonus, whether accrued or unaccrued, to any Company Employee or Company Independent Contractor other than payments pursuant to the Company's annual cash incentive programs as in effect on the date of this agreement (including the Trammell Crow Company 2006 Annual Principal Bonus Plan) in the Ordinary Course of Business or under other commitments made or contemplated in writing prior to October 20, 2006 (with all implementation of any discretionary elements thereof being made only in the Ordinary Course of Business), (C) grant or alter the terms of, any severance, retention or termination pay or benefit to any Company Employee or Company Independent Contractor other than (x) payment in the Ordinary Course of Business to any Company Employee or Company Independent Contractor whose employment is terminated between the date hereof and the Closing Date, (y) newly hired Company Employees receiving the benefits of the Company's standard severance plan as in effect on the date of this Agreement and (z) grants of retention pay in accordance with the Trammell Crow Company, Retention Plan or as set forth on Schedule 6.1(a)(viii)(c), (D) establish, adopt, enter into, amend or terminate any Company Plan or any Contract that would be a Company Plan if it were in existence as of the date of this Agreement, (E) grant any equity or equity-based awards (other than the issuance of Company Shares pursuant to the exercise of Company Options granted prior to the date hereof), (F) increase the funding obligation or contribution rate of any Company Plan subject to Title IV of ERISA, (G) allow for the commencement of any new offering periods under any employee stock purchase plans, (H) enter into any employment, consulting, Independent Contractor or similar Contract, or amend, supplement or modify the terms of any such existing Contracts except as contemplated by the following clause (I), (I) hire, or offer to hire, any new employee or enter into any new employment or Independent Contractor relationship, or agree to enter into any new Independent Contractor relationship (except in the case of this clause (I) (1) non-management employees in the Ordinary Course of Business, (2) to replace departing management employees or independent contractors after the date hereof, provided that the compensation and benefits offered to such replacement do not materially exceed that of the replaced employee or independent contractor, (3) with respect to offers of employment that are outstanding as of the date hereof, and (4) employees or Independent Contractors assigned to outsourcing projects pursuant to outsourcing Contracts or to properties managed by the Company or any of its Subsidiaries in the Ordinary Course of Business), or (J) terminate any Company Employee or Company Independent Contractor unless such termination is in the Ordinary Course of Business;

            (ix)  other than with respect to Special Purpose Vehicles and Development and Investment Activities permitted by Section 6.1(b) to which this Section 6.1(a)(ix) does not apply and except as set forth in Section 6.1 of the Company Disclosure Schedule and on the 2006 Budget set forth in Section 6.1 of the Company Disclosure Schedule (the "2006 Budget"), authorize or make any single capital expenditure in excess of $2,000,000 or aggregate capital expenditures of the Company and the Company Subsidiaries taken together, in excess of $10,000,000;

             (x)  change the Company's methods of accounting in effect at December 31, 2005, except as required by changes in GAAP or by Regulation S-X of the Exchange Act or as otherwise specifically disclosed in the Company SEC Documents filed prior to the date hereof;

            (xi)  (A) except for the payment of any deductible under an existing insurance policy (or a commercially reasonable substitute for a company engaged in businesses similar to those of the Company and Company Subsidiaries (other than any Special Purpose Vehicle)) with respect to a Claim that is being settled by such insurance company, settle, pay, compromise or discharge, any Claim that (x) requires any payment by the Company and Company Subsidiaries (other than any Special Purpose Vehicle) in excess of $500,000 or (y) involves any restrictions on the conduct of the Company or any Company Subsidiary (other than any Special Purpose Vehicle) or Affiliates' business or other equitable remedies that materially adversely affect the business of the Company or any Company Subsidiary (other than any Special Purpose Vehicle) or (B) settle, pay, compromise or discharge any Claim against the Company or any Company Subsidiary with respect to or arising out of the transactions contemplated by this Agreement or the Voting Agreements;

           (xii)  other than in the Ordinary Course of Business and other than with respect to any Special Purpose Vehicle, (A) make or change any material Tax election, (B) enter into any settlement or compromise of any material Tax liability, (C) file any amended Company Return with respect to any material Tax, (D) change any annual Tax accounting period or accounting method, (E) enter into any closing agreement relating to any material Tax or (F) surrender any right to claim a material Tax refund;

          (xiii)  other than with respect to any Special Purpose Vehicle, create any new business division or otherwise enter into any new line of business;

          (xiv)  fail to continuously maintain in full force and effect its current insurance or a commercially reasonable substitute for a company engaged in businesses similar to those of the Company and Company Subsidiaries (other than any Special Purpose Vehicle);

           (xv)  other than with respect to wholly-owned Company Subsidiaries or any Special Purpose Vehicle, adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any

    Company Subsidiary (other than any Special Purpose Vehicle) (other than this Agreement and the Merger and other transactions contemplated hereby);

          (xvi)  except as otherwise permitted by Section 6.1(a)(viii) and except for (A) expense reimbursements and advances in the Ordinary Course of Business and (B) transactions in the Ordinary Course of Business with Affiliates of any non-employee member of the Company's Board of Directors, enter into any Contract with any officer or director of the Company or Company Subsidiaries or any of their immediate family members (including their spouses);

         (xvii)  enter into any Contract having terms that (A) provide for the making of any payment as a result of the Merger, (B) would result in the occurrence of a material and adverse change in the rights or obligations of the Company or any of the Company Subsidiaries as a result of the Merger or (C) would result in the occurrence of a material change in the rights or obligations of the counterparty thereto as a result of the Merger;

        (xviii)  effectuate a "plant closing" or "mass layoff" as those terms are defined in WARN or any similar state law, affecting in whole or in part any site of employment, facility, operating unit or employee of the Company or any Company Subsidiary (other than any Special Purpose Vehicle); and

          (xix)  authorize, agree or commit, verbally or in writing, to do any of the foregoing.

          (b)   Except as set forth in Section 6.1 of the Company Disclosure Schedule or as otherwise expressly contemplated by this Agreement, without the prior written consent of Acquiror (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof until the Effective Time, the Company shall cause each Special Purpose Vehicle which it controls to, conduct such Special Purpose Vehicle's business in all material respects in the Ordinary Course of Business. Except as set forth in Section 6.1 of the Company Disclosure Schedule or as otherwise expressly contemplated by this Agreement, from the date hereof until the Effective Time, without the prior written consent of Acquiror (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall cause the Company Subsidiaries in the conduct of their Development and Investment Activities to, and shall cause each Special Purpose Vehicle which it controls to:

              (i)  sell, lease or otherwise dispose of properties only in the Ordinary Course of Business, provided that such sale, lease or other disposition does not provide for recourse to the Company or any Company Subsidiary (other than Project Entities) other than for (x) master lease obligations, (y) obligations that would not reasonably be expected to exceed $5,000,000 in the aggregate for all such dispositions in any 90-day period, or (z) SPV Guarantees;

             (ii)  engage in any new Development and Investment Activity after the date hereof only in the Ordinary Course of Business;

            (iii)  from the date hereto through the Closing Date, (A) issue, deliver, sell, exchange, grant, pledge, encumber or transfer or authorize the issuance, delivery, sale, grant, pledge, encumbrance or transfer of, Equity Interests of any Special Purpose Vehicle or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any Equity Interests of such Special Purpose Vehicle, (B) invest capital only in the Ordinary Course of Business, and (C) incur indebtedness for borrowed money, in each case of the foregoing clauses (A), (B) and (C), only in connection with a Development and Investment Activity, provided that

               (1)  the aggregate amount of (x) capital invested (whether in the form of equity or debt) by the Company and all Company Subsidiaries (excluding Project Entities) in Project Entities ("Capital Investments") on or after the date of this Agreement plus

      (without duplication) (y) all legally binding commitments to invest capital (whether in the form of equity or debt) in Development and Investment Activities ("Capital Commitments") entered into on or after the date of this Agreement by the Company and all Company Subsidiaries (excluding Project Entities) will not exceed the sum of (A) the aggregate amount of all unfunded Capital Commitments by the Company and all Company Subsidiaries (excluding Project Entities) that were outstanding as of October 29, 2006, plus (B) the aggregate amount of cash distributed to the Company and the Company Subsidiaries (excluding Project Entities) on or after the date of this Agreement by Project Entities in respect of promoted interests, incentive fees, development and investment services fees or Capital Investments (whether such Capital Investments are outstanding as of the date of this Agreement or made after the date of this Agreement in accordance with this Section 6.1(b)), net of any fees, employee compensation, taxes or other cash expenses payable by the Company and the Company Subsidiaries in respect of such distributions or the transactions relating thereto, plus (C) $60 million, plus (D) in the event (and only in the event) that the Closing Date does not occur on or prior to April 30, 2007, $30 million;

               (2)  the Company and the Company Subsidiaries will not acquire any ownership interest in any project or real property constituting Development and Investment Activities other than indirectly through Project Entities. The Company and the Company Subsidiaries' direct or indirect ownership interest in any project or real property constituting Development and Investment Activities will only be held through one or more Project Entities;

               (3)  with respect to any individual Development and Investment Project, the maximum amount of Indebtedness or other payment obligation of the Project Entities relating to such project that is guaranteed by, or for which there is otherwise recourse to (in each case other than an SPV Guarantee), the Company and the Company Subsidiaries (other than Project Entities) shall not exceed $10 million;

               (4)  the maximum amount of Indebtedness or other payment obligation of the Project Entities taken as a whole that is guaranteed by, or for which there is otherwise recourse to (in each case other than SPV Guarantees), the Company and the Company Subsidiaries (other than Project Entities) shall not exceed (A) $59 million in the aggregate at all times on or prior to April 30, 2007 and (B) $71 million in the aggregate at all times after April 30, 2007; and

               (5)  for any Development and Investment project or investment with respect to which it is proposed that the sum of (i) the Capital Investments and (without duplication) Capital Commitments by the Company and Company Subsidiaries (excluding Project Entities), and (ii) the portion of the Indebtedness or other payment obligation to be guaranteed (other than an SPV Guarantee) by the Company and/or any Company Subsidiaries (other than the Project Entity that owns the Development and Investment Project or such entity's general partner) exceed $5,000,000, such Development and Investment Activity must be consented to and approved by Messrs. Bob Sulentic, Jim Groch and Chris Kirk prior to the time that the sum of such Capital Investment, Capital Commitment and portion of Indebtedness or other payment obligation so guaranteed exceeds $5,000,000;

            (iv)  not pay, or contractually commit to any, promote compensation to any employees of the Company or any Company Subsidiary in connection with any Development and Investment Activity if such payment would be inconsistent with the policies of the Company set forth in Section 6.1(b) of the Company Disclosure Schedule unless approved by Bob Sulentic after consultation with Brett White;

             (v)  not enter into any Exclusivity Arrangements that would: (A) be applicable after the Effective Time to Parent or any of its Subsidiaries (excluding, after the Effective Time, the Company or any Company Subsidiary), or (B) apply to activities other than Development and Investment Activities of the Company or any Company Subsidiary (other than any Special Purpose Vehicle);

            (vi)  not, other than in the Ordinary Course of Business, enter into any interest rate or currency swaps, caps, floors or option Contracts of the Company or any Company Subsidiary or any other interest rate or currency risk management arrangement or foreign exchange Contracts of the Company or any Company Subsidiary;

           (vii)  not, other than in the Ordinary Course of Business, enter into any material Contract concerning Company Intellectual Property;

          (viii)  not enter into any contracts with, or commitments to, Affiliate of the Company, as set forth in Section 4.22 of the Company Disclosure Schedule, or with the Person set forth in Section 6.1(a)(vii)(D) of the Company Disclosure Schedule; or

            (ix)  amend or modify in any material respect or terminate any Contract that the Company or such Company Subsidiaries could not otherwise enter into without the prior written consent of Parent pursuant to this Section 6.1(b).

          (c)   Holding, Parent and Acquiror acknowledge and agree that (i) nothing contained in this Agreement shall give Holding, Parent or Acquiror, directly or indirectly, the right to control or direct the Company's or the Company Subsidiaries' operations prior to the Effective Time, and (ii) prior to the Effective Time, each of the Company, on the one hand, and Holding, Parent and Acquiror, on the other hand, shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective operations. To the extent Parent determines there are any Exclusivity Arrangements that purport to restrict Parent and its Subsidiaries (other than the conduct by the Company, Company Subsidiaries and the Special Purpose Vehicles) following the Closing, or that there will be any other inconsistent contractual obligations with respect to any Contracts as a result of the Merger, the Company and Parent will work together in good faith to seek to develop and implement a plan mutually acceptable to both the Company and Parent to reconcile such restrictions or inconsistencies, provided that neither party shall take any action with respect thereto prior to Closing unless mutually agreed upon by both the Company and Parent.

        6.2.    Stockholder Meeting.    The Company shall cause a meeting of its Stockholders (the "Company Stockholder Meeting") to be duly called and held as promptly as reasonably practicable after receipt of SEC confirmation that the SEC has no further comments to the Proxy Statement for the purpose of obtaining the Company Stockholder Approval. Subject to Section 6.3 hereto (including the right of the Company's Board of Directors to amend, withdraw, modify, change, condition or qualify the Company Recommendation pursuant to Section 6.3(b)), the Company's Board of Directors shall recommend adoption by the Company Stockholders of this Agreement and approval by the Company Stockholders of the transactions contemplated hereby, including the Merger, and the Company shall take all other reasonable lawful action to solicit and secure the Company Stockholder Approval. Subject to Section 6.3 hereto (including the right of the Company's Board of Directors to amend, withdraw, modify, change, condition or qualify the Company Recommendation pursuant to Section 6.3(b)), the Company Recommendation, together with a copy of the opinion referred to in Section 4.16(b), shall be included in the Proxy Statement. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Company Stockholder Meeting to the extent necessary (i) to ensure that any supplement or amendment to the Proxy Statement, which is necessary to ensure that the Proxy Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, is provided to its Stockholders in advance of a vote to obtain the Company Stockholder Approval or (ii) if as of the time for which the Company Stockholder Meeting is originally scheduled there is an insufficient number of Company Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholder Meeting.

        6.3.    Acquisition Proposals; Board Recommendation.

          (a)   The Company agrees that it shall not, nor shall it permit any Company Subsidiary to, nor shall it authorize or knowingly permit any officer, director, employee, investment banker, attorney, accountant, agent or other advisor or representative (collectively, "Representatives") of the Company or any Company Subsidiary, directly or indirectly, to (i) solicit, initiate or otherwise knowingly encourage the submission of any Acquisition Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any Person any non-public information with respect to or in connection with, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes, or that would reasonably be expected to lead to, any Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to any class or series of the Company's Equity Interests (provided that the Company shall be permitted to grant waivers or releases under any such agreements solely to permit the counterparty thereto to make an Acquisition Proposal), or (iv) except for the waivers and releases permitted by the foregoing clause (iii) and as otherwise permitted or required pursuant to Sections 6.3(d) and 6.3(e), enter into any agreement with respect to any Acquisition Proposal. Notwithstanding anything to the contrary contained in this Agreement, if the Company receives an unsolicited Acquisition Proposal from a Third Party that constitutes a Superior Proposal or that the Company's Board of Directors determines in good faith could reasonably be expected to lead to the delivery of a Superior Proposal from that Third Party, prior to obtaining the Company Stockholder Approval, the Company may, subject to compliance with the provisions of this Section 6.3, furnish information, including non-public information, to, and engage in discussions and negotiations with, such Third Party with respect to its Acquisition Proposal and grant a waiver as provided in clause (iii) of the immediately preceding sentence ("Permitted Actions") if the Board of Directors of the Company concludes in good faith, after consultation with its outside financial advisors and legal advisors, that, as a result of such Acquisition Proposal, the failure to take such Permitted Action would be inconsistent with its fiduciary duties under applicable Law.

          (b)   Except as permitted by this Section 6.3(b), neither the Board of Directors of the Company nor any committee thereof shall amend, withdraw, modify, change, condition or qualify in any manner adverse to Parent or Acquiror, the Company Recommendation (it being understood and agreed that a "stop, look and listen" communication by the Board of Directors of the Company to the Company Stockholders pursuant to Rule 14d-9(f) of the Exchange Act, in connection with the making or amendment of a tender offer or exchange offer by any Person other than the Company or any Company Subsidiary, shall not be deemed to constitute an amendment, withdrawal, modification, change, condition or qualification of the Company Recommendation for all purposes of this Agreement, including Section 6.2 and Section 10.1(d)(ii), this Section 6.3 and Section 10.1(d)). Notwithstanding anything in this Section 6.3 to the contrary, prior to obtaining the Company Stockholder Approval, the Board of Directors of the Company may amend, withdraw, modify, change, condition or qualify the Company Recommendation in a manner adverse to Parent or Acquiror, if the Board of Directors of the Company concludes in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law, provided that if and only if such amendment, withdrawal, modification, change, condition or qualification is proposed to be made in response to any Acquisition Proposal then such amendment, withdrawal, modification, change, condition or qualification shall not be made (1) unless such Acquisition Proposal constitutes a

  Superior Proposal, (2) the Company has complied in all material respects with this Section 6.3, (3) until after the third Business Day following delivery to Parent by the Company of a Notice of Superior Proposal and (4) unless either (x) on or before the expiration of the three (3) Business Day period following the delivery to Parent of the Notice of Superior Proposal referred to in the foregoing clause (3), Parent does not make a Matching Bid in response to such Superior Proposal or (y) following receipt of a Matching Bid within the three (3) Business Day period, the Board of Directors of the Company concludes in good faith, after consultation with its outside legal counsel and financial advisors and after taking into consideration the Matching Bid, that the Superior Proposal to which the Notice of Superior Proposal relates continues to be a Superior Proposal. Any action pursuant to the terms of this Section 6.3(b) shall not constitute a breach of the Company's representations, warranties, covenants or agreements contained in this Agreement.

          (c)   Unless the Company's Board of Directors has previously withdrawn, or is concurrently therewith withdrawing, the Company Recommendation in accordance with this Section 6.3 and otherwise complies with Section 6.3(d), neither the Company's Board of Directors nor any committee thereof shall recommend any Acquisition Proposal to the Company Stockholders or, except as otherwise permitted by this Section 6.3, enter into any letter of intent, agreement in principle, merger, acquisition or similar agreement with respect to any Acquisition Proposal. Notwithstanding anything to the contrary contained in this Agreement, including this Section 6.3, nothing shall prevent the Company's Board of Directors from taking or disclosing a position and complying with Rule 14e-2 and Rule 14d-9 under the Exchange Act with respect to any Acquisition Proposal or making any disclosure required by applicable Law.

          (d)   Notwithstanding anything in this Section 6.3 to the contrary, at any time prior to obtaining the Company Stockholder Approval, the Board of Directors of the Company may, in response to a Superior Proposal that did not result from a breach of this Section 6.3, cause the Company to terminate this Agreement pursuant to Section 10.1(c)(ii) and concurrently with such termination enter into a definitive agreement providing for the transactions contemplated by such Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to Section 10.1(c)(ii), and any purported termination pursuant to Section 10.1(c)(ii) shall be void and of no force or effect, unless the Company shall have complied in all material respects with all the provisions of this Section 6.3, including the notification provisions in this Section 6.3(d), and with all applicable requirements of Section 10.2(b)(ii) (including the payment of the Company Termination Fee prior to or on the date of such termination) in connection with such Superior Proposal; and provided further, however, that the Company shall not exercise its right to terminate this Agreement pursuant to Section 10.1(c)(ii): (A) until after the third Business Day following delivery to Parent of written notice from the Company advising Parent that the Board of Directors of the Company has received a Superior Proposal, specifying the material terms and conditions of the Superior Proposal, and identifying the Person making such Superior Proposal (a "Notice of Superior Proposal") and stating that the Board of Directors of the Company intends to cause the Company to exercise its right to terminate this Agreement pursuant to Section 10.1(c)(ii) (it being understood and agreed that, prior to any termination pursuant to Section 10.2(c)(ii) taking effect, any amendment to the price or any other material term of a Superior Proposal (such amended Superior Proposal, a "Modified Superior Proposal") shall require a new Notice of Superior Proposal and a new three (3) Business Day period with respect to such Modified Superior Proposal) and (B) unless either (x) on or before the expiration of the three (3) Business Day period following the delivery to Parent of any Notice of Superior Proposal, Parent does not make a good faith written proposal (a "Matching Bid") in response to such Superior Proposal or (y) following receipt of a Matching Bid within the three (3) Business Day period, the Board of Directors of the Company concludes in good faith, after consultation with its outside legal counsel and financial advisors and after taking into consideration the Matching Bid, that the Superior Proposal to which the Notice of Superior Proposal relates continues to be a Superior Proposal.

          (e)   The Company shall notify Parent promptly (but in no event later than the next Business Day) after receipt by the Company of (i) any Acquisition Proposal, (ii) any request for information relating to the Company or any Company Subsidiary in connection with an Acquisition Proposal or for access to the properties, books or records of the Company or any Company Subsidiary, (iii) any inquiry that would reasonably be expected to lead to an Acquisition Proposal or from any Person seeking to have discussions or negotiations with the Company relating to a possible Acquisition Proposal or (iv) any request for a waiver or release under any standstill or similar agreement by any Person that has made, or informs the Board of Directors of the Company or such Company Subsidiary that it is considering making, an Acquisition Proposal; provided, however, that prior to participating in any discussions or negotiations or furnishing any such information, the Company shall receive from such Person an executed confidentiality agreement on terms that are not materially less favorable to the Company than the Confidentiality Agreement, provided that such confidentiality agreement with such Person may contain additional provisions that expressly permit the Company to comply with the provisions of this Section 6.3. The notice shall indicate the material terms and conditions of the proposal or request and the identity of the Person making it and shall include a copy of all written materials provided by or on behalf of such Person in connection with such proposal, request or inquiry, and the Company will promptly (but in no event later than the next Business Day from the receipt thereof) notify Parent and Acquiror of the Company's receipt of any material modification of or material amendment to any Acquisition Proposal (and the material terms of such modification or amendment) and provide copies of all written materials subsequently provided to, by or on behalf of such Person in connection with such proposal, request or inquiry; provided, however, that without limiting what changes may be material, any change in the form, amount, timing or other aspects of the consideration to be paid with respect to the Acquisition Proposal shall be deemed to be a material modification or a material amendment. The Company shall keep Parent informed in all material respects, on a reasonably current basis, of the status of any negotiations, discussions and documents with respect to such Acquisition Proposal, request or inquiry.

          (f)    The Company shall immediately cease, and shall cause any Person acting on its behalf to cease, and cause to be terminated any existing discussions or negotiations with any Third Party conducted heretofore with respect to any Acquisition Proposal and shall request any such Third Parties in possession of confidential information about the Company or any Company Subsidiary that was furnished by or on behalf of the Company or any such Subsidiary to return or destroy all such information in the possession of such Third Party or the agent or advisor of such Third Party.

        6.4.    Termination of Credit Agreements.    On or prior to the second Business Day prior to the Closing Date, the Company shall use its reasonable efforts to deliver to Parent copies of payoff letters (subject to delivery of funds as arranged by Parent and Acquiror), in reasonable form, from the administration agents under the Credit Agreements and shall use its commercially reasonable efforts to make arrangements for the release of all mortgages, liens and other security over the Company's and the Company Subsidiaries' properties and assets securing such obligations (subject to delivery of funds as arranged by Parent and Acquiror, if necessary).

        6.5.    Resignation of Directors.    Prior to the Effective Time, the Company shall deliver to Acquiror evidence satisfactory to Acquiror of the resignation of all directors of the Company effective at the Effective Time.

        6.6.    Rule 16b-3.    Prior to the Effective Time, the Company shall take such steps as may be reasonably necessary to cause dispositions of Equity Interests of the Company (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempted under Rule 16b-3 promulgated under the Exchange Act in accordance with that certain No-Action Letter dated January 12, 1999 issued by the SEC regarding such matters.

ARTICLE 7

COVENANTS OF PARENT AND ACQUIROR

        Each of Parent and Acquiror agrees as set forth below.

        7.1.    Director and Officer Liability.

          (a)   Parent, Acquiror and the Surviving Corporation agree that the Surviving Corporation shall adopt on or prior to the Effective Time, in its certificate of incorporation and by-laws, the same indemnification, limitation of or exculpation from liability and expense advancement provisions as those set forth in the Company's certificate of incorporation and by-laws, in each case as of the date of this Agreement, and that such provisions shall not be amended, repealed, revoked or otherwise modified for a period of six (6) years after the Effective Time in any manner that would adversely affect the rights thereunder of the individuals who on or prior to the Effective Time were directors, officers, employees or agents of the Company or any Company Subsidiary or are otherwise entitled to the benefit of such provisions, unless such modification is required after the Effective Time by applicable Law.

          (b)   Without limiting any additional rights that any Indemnified Party (as defined below) may have pursuant to any employment agreement, indemnification agreement or otherwise, to the fullest extent permitted under applicable Law, commencing at the Effective Time, Parent and the Surviving Corporation shall jointly and severally indemnify, defend and hold harmless, each present (as of immediately prior to the Effective Time) and former director, officer or employee of the Company and each Company Subsidiary and their respective estates, heirs, personal representatives, successors and assigns (collectively, the "Indemnified Parties") against all costs and expenses (including reasonable attorneys' and other professionals' fees and expenses), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any Claim (whether asserted prior to, at or after the Effective Time) arising out of or pertaining to any action or inaction in their capacity as director or officer of the Company or any Company Subsidiary or their serving at the request of the Company or any Company Subsidiary as a director, officer, employee, agent, trustee, shareholder, partner or fiduciary of another Person, pension or other employee benefit plan or enterprise in each case occurring on or before the Effective Time (including the transactions contemplated by this Agreement). Without limiting the foregoing, in the event of any Claim, (i) Parent and the Surviving Corporation shall, jointly and severally, (x) periodically advance reasonable fees and expenses (including attorneys' and other professionals' fees and expenses) with respect to the foregoing and pay the reasonable fees and expenses of counsel selected by each Indemnified Party, promptly after statements therefor are received, provided that the Indemnified Party to whom fees and expenses are advanced or for which fees and expenses of counsel are paid provides an undertaking to repay such advances and payments if it is ultimately determined that such Indemnified Party is not entitled to indemnification, and (y) vigorously assist each Indemnified Party in such defense, and (ii) subject to the terms of this Section 7.1, Parent and the Surviving Corporation shall cooperate in the defense of any matter. If any Claim is commenced as to which an Indemnified Party desires to receive indemnification, such Indemnified Party shall notify the Surviving Corporation with reasonable promptness; provided, however, that failure to give reasonably prompt notice to the Surviving Corporation shall not affect the indemnification obligations of Parent and the Surviving Corporation hereunder except to the extent that the failure to so notify has actually and materially prejudiced Parent and the Surviving Corporation in such Claim. The Indemnified Party shall have the right to retain counsel of such

  Indemnified Party's own choice to represent such Person; and such counsel shall, to the extent consistent with its professional responsibilities, reasonably cooperate with the Surviving Corporation and any counsel designated by the Surviving Corporation. Parent and the Surviving Corporation shall be liable only for any settlement of any Claim against an Indemnified Party made with Parent or Surviving Corporation's written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Parent and the Surviving Corporation shall not, without the prior written consent of an Indemnified Party, settle or compromise any Claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to such Indemnified Party of an unconditional release from all liability and obligations (civil or criminal or monetary or otherwise) in respect of such Claim.

          (c)   Parent agrees that the Company will cause to be put in place immediately prior to the Effective Time "tail" insurance policies with a claims period of at least six years from the Effective Time from an insurance carrier with the same or better credit rating as the Company's current insurance carrier with respect to directors' and officers' liability insurance in an amount and scope no more favorable than the Company's existing policies as in effect as of the date hereof with respect to matters existing or occurring at or prior to the Effective Time.

          (d)   All rights to indemnification and/or advancement of expenses contained in any agreement with any Indemnified Parties as in effect on the date hereof with respect to matters occurring on or prior to the Effective Time (including the transactions contemplated hereby) shall survive the Merger and continue in full force and effect. Parent and the Surviving Corporation shall indemnify any Indemnified Party against all reasonable costs and expenses (including attorneys' and other professionals' fees and expenses), such amount to be payable in advance upon request as provided in Section 7.1(b), relating to the enforcement of such Indemnified Party's rights under this Section 7.1 or under any charter, bylaw or agreement regardless of whether such Indemnified Party is ultimately determined to be entitled to indemnification hereunder or thereunder, provided that such Indemnified Party provides an undertaking to repay any advances of costs and expenses if it is ultimately determined that such Indemnified Party is not entitled to indemnification hereunder or thereunder.

          (e)   This Section 7.1 shall survive the consummation of the Merger and is intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties referred to herein, their heirs and personal representatives and shall be binding on Parent and the Surviving Corporation and their successors and assigns and the covenants and agreements contained herein shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise.

          (f)    If Parent or the Surviving Corporation or any of their successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each case, to the extent not assumed by operation of law, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.1 and all rights to indemnification and/or advancement of expenses contained in any agreement with any Indemnified Parties as in effect on the date hereof with respect to matters occurring on or prior to the Effective Time (including the transactions contemplated hereby). The provisions of this Section 7.1 are intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties and the Surviving Corporation, and his or her or its heirs and representatives.

          (g)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or any of its officers, directors or employees, it being understood and agreed that the indemnification provided for in this Section 7.1 is not prior to or in substitution for any such claims under such policies.

        7.2.    Employee Benefits.

          (a)   Except as otherwise provided in this Section 7.2, for a period of one (1) year after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, provide to individuals who are employees of the Company and each Company Subsidiary immediately prior to the Effective Time and who subsequently become employees of the Surviving Corporation (the "Continuing Employees"), with employee benefits (excluding equity based benefits or awards and any defined benefit retirement plan benefits) that, in the aggregate, are comparable to the employee benefits provided by Parent and its Subsidiaries to similarly situated employees of Parent or its Subsidiaries immediately prior to the Effective Time.

          (b)   Parent and the Surviving Corporation will cause the employee benefit plans that such Continuing Employees are or become eligible to participate in to take into account for purposes of eligibility and vesting thereunder service by such employees with the Company or any Subsidiary as if such service were with the Surviving Corporation or any of its Subsidiaries, as the case may be, to the same extent that such service was credited under any analogous Company Plan immediately prior to the Effective Time. Following the Effective Time, Continuing Employees will retain credit for unused vacation and sick days which were accrued with the Company or a Subsidiary as of the Effective Time. In addition, if the Effective Time falls within an annual period of coverage under any group health plan of the Surviving Corporation or any of its Subsidiaries, each Continuing Employee shall be given credit for covered expenses paid by that employee under comparable Company Plans during the applicable coverage period through the Effective Time toward satisfaction of any annual deductible limitation and out-of-pocket maximum that may apply under that group health plan of the Surviving Corporation and its Subsidiaries. Except as otherwise provided in this Section 7.2, nothing herein shall limit the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to amend or terminate any of the Company Plans in accordance with their terms at any time.

          (c)   Parent agrees to adopt as binding and enforceable policies and continue after the Effective Time, and to cause the Surviving Corporation to continue, the Trammell Crow Company 2006 Annual Principal Bonus Plan, Trammell Crow Company Severance Pay Policy and Trammell Crow Company Retention Plan (the "2006 Plans"), in each case as adopted by the Board of Directors of the Company prior to the Effective Time and in the form set forth on, or with respect to the Trammell Crow Company Retention Plan in accordance with the term sheet set forth on, Section 7.2(c) of the Company Disclosure Schedule, with respect to Continuing Employees until (i) the payment of all amounts due and payable under the Trammell Crow Company Retention Plan and with respect to calendar year 2006 in the case of the Trammell Crow Company 2006 Annual Principal Bonus Plan and (ii) the one-year anniversary of the Closing Date in the case of the Trammell Crow Company Severance Pay Policy.

          (d)   Effective as of the day immediately preceding the Effective Date, the Company shall take all corporate actions necessary to effectuate the termination of the Trammell Crow Company Retirement Savings Plan (the "Company 401(k) Plan"), subject to and conditioned upon the occurrence of the Effective Time, unless Parent provides notice to the Company at least 15 days prior to the Effective Time that the Company 401(k) Plan shall not be terminated. The Parent shall receive from the Company evidence that action to effectuate the termination of the Company 401(k) Plan has been taken pursuant to a resolution of the Company's Board of Directors (the form and substance of such resolution shall be subject to review and approval of the Parent, which approval shall not be unreasonably withheld).

          (e)   The provisions of this Section 7.2 are for the sole benefit of the parties to this Agreement and nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any person (including for the avoidance of doubt any Company Employees or Company Independent Contractors), other than the parties hereto and their respective permitted successors and assigns, any legal or equitable or other rights or remedies (with respect to the matters provided in this Section 7.2) under any provision of this Agreement. Notwithstanding the foregoing, the provisions of this Section 7.2(e) shall in no way limit any legal or equitable or other rights or remedies of any person (including for the avoidance of doubt any Company Employees or Company Independent Contractors) under the 2006 Plans or under any other Contract or communications between such person and any of the Company, Parent or the Surviving Corporation.

        7.3.    Transfer Taxes.    The parties shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding all state, local and foreign real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or similar Taxes ("Transfer Taxes") which become payable in connection with the transactions contemplated by this Agreement that are required to be filed on or before the Effective Time. All Transfer Taxes (including any interest or penalties with respect thereto) attributable to the Merger shall be timely paid by Parent, Acquiror or the Surviving Corporation and expressly shall not be a liability of the holder of any Company Shares.

        7.4.    Debt Tender Offer or Redemption.

          (a)   No later than seven (7) days after the date of this Agreement, Parent shall cause CB Richard Ellis Services, Inc. ("Services") to launch a tender offer and Consent Solicitation (the "Debt Tender Offer") for all of the outstanding 9 3/4% Senior Notes due May 15, 2010 of Services (the "Notes") on the terms set forth on Schedule 7.4. Promptly upon the receipt of the Requested Consents with respect to the Indenture, Parent will cause Services to enter into a supplemental indenture or supplemental indentures reflecting the amendments to such indentures approved by such Requested Consent and Parent will use all reasonable efforts to cause the relevant indenture trustee to promptly enter into such supplemental indenture or supplemental indentures; provided, that the amendments contained in such supplemental indentures shall become operative upon the acceptance of the Notes tendered in the Debt Tender Offer. The closing of any Debt Tender Offer shall not be conditioned on the occurrence of the Closing, and Parent shall use, and shall cause Services to use, all reasonable efforts to cause the Debt Tender Offer to close on or prior to the Closing Date. Upon the closing of the Debt Tender Offer in accordance with the terms of the Debt Tender Offer, Parent will cause Services to accept for purchase and purchase the Notes tendered in the Debt Tender Offer (the "Tendered Notes") and purchase all of the Tendered Notes, including payment of any applicable premiums, and all related fees and expenses. For purposes of this Agreement, "Consent Solicitation" means a solicitation of the Requested Consents from the holders of the Notes; and "Requested Consents" means the consents of holders of a majority in principal amount of the Notes to the amendments to the Indenture and the Notes described in Section 7.4 of the Parent Disclosure Schedule or in the applicable Consent Solicitation materials, as the case may be.

          (b)   In the event that the Requested Consents shall not have been obtained by Services on or prior to March 16, 2007, Parent shall promptly thereafter deliver, or cause to be delivered, to the holders of the Notes a notice of redemption for all of the outstanding Notes and take, or cause to be taken, all other actions reasonably necessary to cause the redemption of the Notes pursuant to the Indenture, dated as of May 22, 2003, between Services and U.S. Bank National Association (as amended, the "Indenture") and, as of March 16, 2007, the satisfaction and discharge of the Indenture and the Notes.

        7.5.    Parent Board of Directors.    Subject to applicable Law and the rules of the New York Stock Exchange, Parent shall cause its Board of Directors to include (either pursuant to newly-created directorships and/or vacancies, as determined by Parent in its sole discretion) the following individuals (each such individual in clause (a) to be selected by Parent in its discretion, subject to the consent of such individual to serve as a member of the Board of Directors of Parent and subject as to any individual described in clause (a) or (b) to the satisfaction of Parent's corporate governance guidelines as in effect as of the date of this Agreement): (a) two members of the Board of Directors of the Company immediately prior to the Effective Time who will qualify as "independent" (as defined by Section 303A.02 of the New York Stock Exchange Listed Company Manual and Section 10A of the Exchange Act (or any successor provisions)) members of the Board of Directors of Parent, which appointment to the Board of Directors of Parent shall become effective at or promptly after the Effective Time, and (b) the chief executive officer of the Company immediately prior to the Effective Time, which appointment of the chief executive officer of the Company to the Board of Directors of Parent shall become effective on the Closing Date.

ARTICLE 8

COVENANTS OF PARENT ACQUIROR AND THE COMPANY

        The parties hereto agree as set forth below.

        8.1.    Efforts.    Subject to Section 8.2 and the other terms and conditions of this Agreement, each party will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the Merger and the other transactions contemplated by this Agreement, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents necessary to consummate the Merger and the other transactions contemplated by this Agreement; provided, however, that in no event shall any Party or its Subsidiaries be required to pay, and without Parent's prior consent the Company and the Company Subsidiaries shall not pay, prior to the Effective Time any fee, penalties or other consideration to any Third Party to obtain any consent or approval required for the consummation of the Merger under any Contract.

        8.2.    Governmental Approvals.

          (a)   Except for the filings and notifications made pursuant to applicable Antitrust Laws, to which Sections 8.2(b), (c), (d), (e), (f), (g), (h) and (i), and not this Section 8.2(a), shall apply, within ten (10) Business Days after the date hereof, each of Parent, Acquiror and the Company shall, and shall cause its Subsidiaries to prepare and file with the appropriate Governmental Entities such authorizations, consents, notifications, certifications, registrations, declarations and filings that are necessary in respect of the Permits set forth on Schedule 8.2(a) and shall diligently and expeditiously prosecute, and shall cooperate fully with each other in the prosecution of, such matters.

          (b)   On or before November 6, 2006, or any shorter period as required by applicable Antitrust Laws, each of Parent and the Company shall file, or cause to be filed by their respective "ultimate parent entities", any Notification and Report Forms and related material required to be filed by it with the Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice under the HSR Act (the "Antitrust Division") with respect to the transactions contemplated by this Agreement and thereafter shall promptly make any further filings pursuant thereto that may be necessary, proper or advisable.

          (c)   Upon and subject to the terms of this Section 8.2, Parent and the Company shall, and shall cause their respective Subsidiaries to: (i) use all of their respective reasonable efforts to obtain prompt termination of any waiting period under the HSR Act and prompt termination of any other requisite waiting period under any applicable Law; (ii) reasonably cooperate and consult with each other in connection with the making of all filings, notifications and any other material actions pursuant to this Section 8.2, including subject to applicable Law, by permitting counsel for the other party to review in advance, and consider in good faith the views of the other party in connection with, any proposed written communication to any Governmental Entity and by providing counsel for the other party with copies of all filings and submissions made by such party and all correspondence between such party (and its advisors) with any Governmental Entity and any other information supplied by such party and such party's Subsidiaries to a Governmental Entity or received from such a Governmental Entity in connection with the transactions contemplated by this Agreement; provided, however, that (A) materials may be redacted before being provided to the other party (x) to remove (1) references concerning the valuation of Parent, the Company, or any of their Subsidiaries, (2) independent broker production information and (3) individual customer pricing information, (y) as necessary to comply with contractual arrangements, and (z) as necessary to avoid disclosure of other competitively sensitive information or to address reasonable privilege or confidentiality concerns, and (B) copies of documents filed by a party hereto pursuant to Item 4(c) of the Notification and Report Form filed with the FTC and the Antitrust Division pursuant to Section 8.2(b) shall not be required to be provided to any other party hereto; (iii) furnish to the other parties such information and assistance as such parties reasonably may request in connection with the preparation of any submissions to, or agency proceedings by, any Governmental Entity; and (iv) promptly inform the other party of any communications with, and inquiries or requests for information from, such Governmental Entities in connection with the transactions contemplated by this Agreement. Materials included in Sections 8.2(a) and 8.2(b) above will be provided to outside counsel pursuant to a joint defense agreement (the "Joint Defense Agreement") so long as the producing party has the legal right to provide such materials to outside counsel for the other party pursuant to a Joint Defense Agreement.

          (d)   If any objections are asserted by any Governmental Entity with respect to the transactions contemplated hereby, or if any action is instituted by any Governmental Entity challenging any of the transactions contemplated hereby as violative of any applicable Antitrust Law or an Order is issued enjoining the Merger under any applicable Antitrust Law, Parent and Acquiror shall, subject to the provisions of this Section 8.2, use all reasonable efforts to resolve any such objections or challenge as such Governmental Entity may have to such transactions under such Law or to have such Order vacated, reversed or otherwise removed in accordance with applicable legal procedures with the goal of enabling the transactions contemplated by this Agreement to be consummated by the End Date, including subject to Section 8.2(e), an agreement to (i) sell or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of, assets, categories of assets or businesses of the Company or its Subsidiaries; (ii) terminate existing relationships and contractual rights and obligations of the Company or its Subsidiaries; (iii) terminate any relevant venture or other arrangement of the Company; or (iv) effectuate any other change or restructuring of the Company (and to enter into agreements or stipulate to the entry of an order or decree or file appropriate applications with the FTC, the Antitrust Division or other Governmental Entity), and the Company shall use all reasonable efforts to assist Parent and Acquiror in effectuating the foregoing; provided, however, that (A) the Company shall not take any of the foregoing actions without the prior written consent of Parent, and (B) Parent shall not take any of the foregoing actions without the prior written consent of the Company if such actions would bind the Company to take any action (including paying money or entering into any other obligation) irrespective of whether the Closing occurs. Parent, Acquiror and the Company and their respective Subsidiaries shall, subject to the provisions of this Section 8.2, use all their respective reasonable efforts to seek to lift, reverse or remove any temporary restraining order, preliminary or permanent injunction or other Order or decree that would otherwise give rise to a failure of any Antitrust Conditions.

          (e)   Notwithstanding anything to the contrary contained in this Agreement, (i) Parent and Acquiror will not be obligated to agree to take any action, or accept any conditions, restrictions, obligations or requirements with respect to Parent and its Subsidiaries (as constituted without giving effect to the Merger) and (ii) Parent and Acquiror shall not be obligated to agree, and neither the Company nor any Subsidiary shall agree without Parent's prior written consent, to take any action or accept any conditions, restrictions, obligations or requirements with respect to the Company and its Subsidiaries if such actions, conditions, restrictions, obligations or requirements would have, or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect or would result in the sale, divestiture, other disposition or loss of twenty-five percent (25%) or more of the consolidated revenue of any one or more of the following businesses of the Company: Property Management, Facilities Management, or Project Management (and whether any such disposition would, individually or in the aggregate with other dispositions in such line of business, result in a loss of twenty-percent (25%) or more of the consolidated revenue of such line of business shall be determined on a pro forma basis by utilizing the consolidated results of operations of the Company for the year ending 2006 and assuming that the disposition occurred on January 1, 2006).

          (f)    Parent will determine strategy, lead all proceedings and coordinate all activities with respect to seeking any actions, consents, approvals or waivers of any Governmental Entity as contemplated hereby, and, subject to the other provisions of this Section 8.2 (including Section 8.2(e)), the Company and its Subsidiaries will take such lawful actions as reasonably requested by Parent in connection with obtaining such consents, approvals or waivers. Notwithstanding Parent's rights to lead all proceedings as provided in the prior sentence, Parent shall not require the Company to, and the Company shall not be required to, take any action with respect to satisfying the Antitrust Conditions which would bind the Company or its Subsidiaries irrespective of whether the Closing occurs.

          (g)   In furtherance and not in limitation of the other covenants of the parties contained in this Section 8.2, each party agrees to cooperate and use all reasonable efforts to assist in any defense by any other party hereto of the transactions contemplated by this Agreement before any Governmental Entity reviewing the transactions contemplated by this Agreement, including by providing (as promptly as practicable) such information as may be requested by such Governmental Entity or such assistance as may be reasonably requested by the other party hereto in such defense.

          (h)   As used herein, "Antitrust Conditions" means any of the conditions set forth in Section 9.1(b) and Section 9.1(c) (but solely, in the case of Section 9.1(c), to the extent the order, injunction, judgment or decree referred to in such Section is issued or brought under applicable Antitrust Laws).

          (i)    From the date of this Agreement through the date of termination of the required waiting period under the HSR Act, the Company, Parent and Acquiror and their respective Subsidiaries shall not take any action that would reasonably be expected to hinder or delay the obtaining of clearance or the expiration of the applicable waiting period under the HSR Act or any other applicable Antitrust Law.

        8.3.    Proxy Statement.    As soon as practicable and in any event no later than ten (10) days after execution of this Agreement, the Company shall prepare the preliminary Proxy Statement and file the preliminary Proxy Statement with the SEC under the Exchange Act. The Company shall use all reasonable efforts to have the preliminary Proxy Statement cleared by the SEC. Parent, Acquiror and the Company shall cooperate with each other in the preparation of the Proxy Statement, and the Company shall notify Acquiror of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Parent promptly copies of all correspondence between the Company or any representative of the Company and the SEC. Parent shall promptly provide the Company with such information regarding Parent and its Subsidiaries as may be required to be included in the Proxy Statement or as may be reasonably required to respond to any comment of the SEC. The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement and any other documents filed with the SEC or mailed to the Company Stockholders prior to their being filed with, or sent to, the SEC or mailed to the Company Stockholders and shall give Parent and its counsel a reasonable opportunity to review and comment on all amendments and supplements to the Proxy Statement and any other documents filed with, or sent to, the SEC or mailed to the Company Stockholders and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC or mailed to Company Stockholders. Each of the Company, Parent and Acquiror agrees to use all reasonable efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC. As promptly as practicable after the Proxy Statement has been cleared by the SEC, the Company shall file the definitive Proxy Statement with the SEC and cause the Proxy Statement to be mailed to the Stockholders of record, as of the record date established by the Board of Directors of the Company. Each of the Company, Parent and Acquiror promptly shall correct any information provided (or omitted) by it and used in the Proxy Statement that shall have become false or misleading in any material respect to ensure that the Proxy Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and the Company shall take all steps necessary to file with the SEC and have cleared by the SEC any amendment or supplement to the Proxy Statement as to correct the same and to cause the Proxy Statement as so corrected to be disseminated to the Company Stockholders, in each case to the extent required by applicable Law.

        8.4.    Public Announcements.    The parties shall cooperate with each other in the development and distribution of, and consult with each other before issuing, any press release or making any public statement or announcement with respect to this Agreement, the Voting Agreements and the transactions contemplated hereby and thereby and shall not issue any such press release or make any such public statement or announcement without the prior consent of the other parties (which shall not be unreasonably withheld or delayed), except as may be required by applicable Law or any listing agreement with any national securities exchange.

        8.5.    Access to Information; Notification of Certain Matters.

          (a)   From the date hereof until the Effective Time and subject to applicable Law, the Company and each Company Subsidiary shall, upon reasonable advance notice, (i) give Parent and Acquiror and their counsel, financial advisors, financing sources, auditors and other authorized representatives reasonable access (in accordance with such procedures as are mutually agreed to between Parent and the Company prior to any such access) to its offices, properties, books and records; (ii) furnish or make available to Parent and Acquiror and their counsel, financial advisors, financing sources, auditors and other authorized representatives any financial and operating data and other material information in the possession of the Company or any Company Subsidiary as those Persons may reasonably request; and (iii) instruct its employees, counsel, financial advisors, financing sources, auditors and other authorized representatives to cooperate with the reasonable requests of Parent and Acquiror and their counsel, financial advisors, auditors and other authorized representatives, in the case of clauses (i), (ii) and (iii), for the purpose of familiarizing itself with the Company and each of its Subsidiaries in anticipation of or reasonably related to the consummation of the transactions contemplated by this Agreement, including the integration of the Company, the Company Subsidiaries, the Minority Investments and the Special Purposes Vehicles and their respective businesses, operations, assets and properties with those of Parent and Acquiror. Any access pursuant to this Section 8.5 shall be conducted in a manner which will not interfere unreasonably with the conduct of the business of the Company and its Subsidiaries and shall be in accordance with this Section 8.5(a) and any other existing agreements or obligations binding on the Company or any of its Subsidiaries. Unless otherwise required by Law or as otherwise provided in this Agreement, each of Parent and Acquiror will hold, and will cause its respective officers, employees, counsel, financial advisors, financing sources, auditors and other authorized representatives to hold any nonpublic information obtained in any investigation in confidence in accordance with, and agrees to be bound by, the terms of the Confidentiality Agreement. No investigations pursuant to this Section 8.5(a) shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto. From the date hereof until the Effective Time, the Company shall, and shall cause its Subsidiaries to, provide Parent and Acquiror with reasonable access, upon reasonable prior notice to Chris Kirk, the General Counsel of the Company or any Person designated by him to receive such notices, to employees and consultants of the Company and its Subsidiaries for the purpose of enabling Parent and Acquiror to meet with and make offers of employment or service to one or more of said individuals and to discuss integration and other transition matters with respect to the transactions contemplated hereby; provided, however that the Company shall have the right to have a representative attend each such meeting. Notwithstanding the foregoing provisions of this Section 8.5(a), the Company shall not be required to, or to cause any of its Subsidiaries to, grant access or furnish information to Parent. Acquiror or any of their respective representatives to the extent that (A) such information is of a competitively sensitive nature, subject to an attorney/client or attorney work product privilege or (B) such access or the furnishing of such information is prohibited by law or an existing Contract. Notwithstanding the foregoing provisions of this Section 8.5(a), Parent and Acquiror shall not have access to personnel records of the Company or any of its Subsidiaries relating to individual performance or evaluation records, medical histories or other information that in the Company's good faith opinion the disclosure of which could subject the Company or any of its Subsidiaries to risk of liability. In addition, except as otherwise expressly permitted pursuant to this Section 8.5(a), Parent and Acquiror shall not contact any personnel of the Company or its Subsidiaries regarding or in connection with the transactions contemplated by this Agreement without the express prior consent of Trammell Crow Company's general counsel or such other person as has been designated by him in writing. Each of Parent and Acquiror agrees that it will not, and will cause its representatives not to, use any information obtained pursuant to this Section 8.5(a) for any purpose unrelated to the consummation of the transactions contemplated by this Agreement or the conduct of the business of the Company, Company Subsidiaries, Special Purpose Vehicles and Company Minority Investments after the Effective Time, including the integration of the Company, the Company Subsidiaries, the Minority Investments and the Special Purposes Vehicles and their respective businesses, operations, assets and properties with those of Parent and Acquiror.

          (b)   The Company shall give prompt notice to Parent and Acquiror, and Parent and Acquiror shall give prompt notice to the Company, of (i) any representation or warranty of such party contained in this Agreement that has become untrue or inaccurate such that the conditions set forth in Article 9 would not be satisfied; (ii) any failure of the Company or Parent and Acquiror, as the case may be, to comply with or satisfy, any covenant or agreement contained in this Agreement to be complied with or satisfied by it hereunder such that the conditions set forth in Article 9 would not be satisfied; (iii) any notice or other communication from any Third Party alleging that the consent of such Third Party is or may be required in connection with the transactions contemplated by this Agreement; and (iv) the occurrence of any event, development or circumstance which has had or would be reasonably likely to result in a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable; provided, however, that the delivery of any notice pursuant to this Section 8.5(b) shall not limit or otherwise affect (x) the representations, warranties, covenants or agreements of the parties hereto or (y) the remedies available hereunder to the party giving or receiving such notice.

        8.6.    Disposition of Litigation.    The Company will consult with Parent with respect to any action by any Third Party to restrain or prohibit or otherwise oppose the Merger or the other transactions contemplated by this Agreement or any Voting Agreement and, subject to Section 6.3, will use all reasonable efforts to resist any such effort to restrain or prohibit or otherwise oppose the Merger or the other transactions contemplated by this Agreement or any Voting Agreement. Parent may participate in (but not control) the defense of any stockholder litigation against the Company and its directors relating to the transactions contemplated by this Agreement or any Voting Agreement at Parent's sole cost and expense. In addition, subject to Section 6.3, the Company will not voluntarily cooperate with any Third Party which has sought or may hereafter seek to restrain or prohibit or otherwise oppose the Merger or the other transactions contemplated by this Agreement or any Voting Agreement and will reasonably cooperate with Parent to resist any such effort to restrain or prohibit or otherwise oppose the Merger or the other transactions contemplated by this Agreement or any Voting Agreement.

        8.7.    Confidentiality Agreements.    The parties acknowledge that the Company and the Parent entered into the Confidentiality Agreement, which Confidentiality Agreement shall continue in full force and effect in accordance with its terms until the earlier of (a) the Effective Time or (b) the expiration of the Confidentiality Agreement according to its terms. Subject to Section 6.3 hereto, without the prior written consent of Parent, neither the Company nor any Company Subsidiary will waive or fail to enforce any provision of any confidentiality or similar agreement which the Company or any Company Subsidiary has entered into in connection with any completed or proposed business combination relating to the Company or such Company Subsidiary.

        8.8.    Financing Arrangements.

          (a)   Parent and Acquiror shall use all reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange the Financing on the terms and conditions described in the Commitment Letter, including using all reasonable efforts to (i) satisfy on a timely basis all conditions applicable to Parent and Acquiror to obtaining the Financing set forth therein, (ii) prior to the last day of the Marketing Period, negotiate and enter into definitive agreements with respect thereto on the terms and conditions contemplated by the Commitment Letter (including any related flex provisions) or on other terms in the aggregate not materially less favorable to Parent and in no event less favorable as to pricing and other economic terms (as determined in the good faith reasonable judgment of Parent), (iii) timely prepare the necessary offering circulars, private placement memoranda, or other offering documents or marketing materials with respect to the Financing, (iv) commence the syndication activities contemplated by the Commitment Letter within seven (7) days following the Initiation Date and (v) consummate the Financing at or prior to Closing. Parent shall give the Company prompt notice (A) of any material breach by any party of the Commitment Letter of which Parent or Acquiror becomes aware, (B) if and when Parent or Acquiror becomes aware that any portion of the financing contemplated by the Commitment Letter will not be available to consummate the transactions contemplated by this Agreement and (C) of any termination of the Commitment Letter. Parent and Acquiror shall keep the Company informed on a reasonably current basis in reasonable detail of the status of their efforts to arrange the Financing or Alternative Financing and provide to the Company copies of executed copies of the definitive documents related to the Financing or Alternative Financing (excluding any fee letters, engagement letters or other agreements that are confidential by their terms). If any portion of the Financing becomes unavailable on the terms and conditions contemplated in the Commitment Letter, Parent and Acquiror shall use all reasonable efforts to arrange to obtain alternative financing, including from alternative sources, on terms not materially less favorable to Parent in the aggregate and in no event less favorable as to pricing and other economic terms (as determined in the good faith reasonable judgment of Parent) than the Financing contemplated by the Commitment Letter ("Alternative Financing") as promptly as practicable following the occurrence of such event and the foregoing clauses (i) through (v) shall be applicable to the Alternative Financing. Parent and Acquiror shall (1) comply in all material respects with the Commitment Letter, (2) enforce in all material respects their rights under the Commitment Letter and (3) not permit any material amendment or modification to be made to, or any waiver of any material provision or remedy under, the Commitment Letter or the fee letter referred to in the Commitment Letter without the prior written consent of the Company. Parent and Acquiror shall provide notice to the Company promptly upon receiving the Financing or, if applicable, the Alternative Financing.

          (b)   The Company agrees to provide, and shall cause the Company Subsidiaries and its and their Representatives to provide, all reasonable cooperation (including with respect to timeliness) in connection with the arrangement of the Financing as may be reasonably requested by Parent (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company and the Company Subsidiaries), including (i) participation in meetings, drafting sessions, presentations, road shows, and rating agency and due diligence sessions, (ii) furnishing Parent and its financing sources with financial and other pertinent information regarding the Company as may be reasonably requested by Parent to consummate the Financing, including all financial statements and financial data with respect to the Company and the Company Subsidiaries required to satisfy conditions 3. and 4. set forth in Annex II of the Commitment Letter (the "Required Financial Information"), (iii) reasonably assisting Parent and its financing sources in the preparation of (A) offering documents, business projections, pro forma financial information, private placement memoranda, bank information, memoranda, prospectuses and similar documents for any portion of the Financing or Alternative Financing and (B) materials for rating agency presentations, (iv) reasonably cooperating with the marketing efforts of Parent and its financing sources for any portion of the Financing, (v) taking all action reasonably requested by Parent so that effective as of the Effective Time (A) the board of directors of each Company Subsidiary that will become a guarantor under Parent's credit facilities consists of one or more employees of Parent or its Subsidiaries and (B) one or more employees of Parent or its Subsidiaries is appointed as an officer of such Company Subsidiary, (vi) reasonably cooperating with Parent's legal counsel in connection with any legal opinions that such legal counsel may be required to deliver in connection with the Financing, including using all reasonable efforts to remedy any corporate conditions which may impede the delivery of any required legal opinion, (vii) using all reasonable efforts to obtain surveys and title insurance as reasonably requested by Parent, (viii) authorizing the independent auditor of the Company to provide its opinion and consents with respect to the financial statements included in the Required Financial Information, and (ix) providing monthly and quarterly unaudited financial statements (excluding footnotes) within the timeframe, and solely to the extent that the Company prepares such financial statements for the Company's Board of Directors, provided that (A) none of the Company or any Company Subsidiary shall be required to incur any liability in connection with the Financing or Alternative Financing prior to the Effective Time, (B) the pre-Closing Board of Directors of the Company and the pre-Closing directors, managers and general partners of Company Subsidiaries shall not be required to adopt resolutions approving the agreements, documents and instruments pursuant to which the Financing or Alternative Financing is obtained, (C) none of the Company or any Company Subsidiary shall be required to execute prior to the Effective Time any definitive financing documents, including any credit or other agreements, pledge or security documents, or other certificates, legal opinions or documents in connection with the Financing or Alternative Financing, (D) except as expressly provided above, none of the Company or any Company Subsidiary shall be required to take any corporate actions prior to the Effective Time to permit the consummation of the Financing on the Alternative Financing and (E) Parent and Acquiror shall jointly and severally indemnify, defend and hold harmless the pre-Closing directors and officers of the Company and the Company Subsidiaries from and against any liability or obligation to providers of the Financing or Alternative Financing in connection with the Financing or Alternative Financing. Except for the representations and warranties of the Company set forth in Article 4 of this Agreement, the Company shall not have any liability to Parent or Acquiror in respect of any financial statements, other financial information or data or other information provided pursuant to this Section 8.8. If this Agreement is terminated prior to the Effective Time, Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs incurred by the Company or the Company Subsidiaries in connection with such cooperation. The Company agrees that the consolidated balance sheets, statements of income and cash flows and all other financial statements of the Company and its Subsidiaries included in the Required Financial Information will be prepared in accordance with GAAP consistently applied throughout the periods involved and will each fairly present, in all material respects, the financial condition and results of operations and cash flows and statements of stockholders equity of such entities in accordance with GAAP as of and for the periods presented therein (subject to normal year-end adjustments in the case of unaudited interim financial statements and also subject to the absence of notes to the financial statements that may be required by GAAP and subject to the Company's ability to obtain financial information from Savills plc. If the Company is unable to account for its investment in Savills plc utilizing the equity method of accounting because of the Company's inability to obtain adequate financial information from Savills plc to so account for such investment, then the parties agree that for purposes of this Section 8.8(b) and Section 4.8 the failure to do so in the Company's financial statements shall not be deemed to render such financial statements inconsistent, or noncompliant, with GAAP. The parties hereto acknowledge and agree that the provision of separate financial statements or other separate financial data regarding Savills plc shall not be required in order for the Company to comply with its obligations pursuant to this Section 8.8(b) or for Parent and Acquiror to satisfy conditions 3. and 4. set forth in Annex II of the Commitment Letter.

          (c)   Parent, Acquiror and the Company shall reasonably cooperate with each other such that the Company has reasonable time and opportunity to publicly announce the financial condition and results of operations of the Company and its consolidated Subsidiaries that are reflected in the financial information, including the Required Financial Information, prior to or contemporaneously with the delivery of such financial information to Parent's and Acquiror's financing sources, including Lender, in connection with the Financing or Alternative Financing.

        8.9.    Investigation and Agreement by Parent and Acquiror; No Other Representations or Warranties.

          (a)   Parent and Acquiror acknowledge and agree that they have made their own inquiry and investigation into, and, based thereon, have formed an independent judgment concerning, the Company and its Subsidiaries and their businesses and operations, and Parent and Acquiror have requested such documents and information from the Company as each such party considers material in determining whether to enter into this Agreement and to consummate the transactions contemplated in this Agreement. Each of Parent and Acquiror acknowledges and agrees that it has had an opportunity to ask all questions of and receive answers from the Company with respect to any matter such party considers material in determining whether to enter into this Agreement and to consummate the transactions contemplated in this Agreement. In connection with Parent's and Acquiror's investigation of the Company and its Subsidiaries and their businesses and operations, Parent and Acquiror and their representatives have received from the Company or its representatives certain projections and other forecasts for the Company and its Subsidiaries and certain estimates, plans and budget information. Each of Parent and Acquiror acknowledges and agrees that there are uncertainties inherent in attempting to make such projections, forecasts, estimates, plans and budgets; that Parent and Acquiror are fully responsible for making their own evaluation of the Company including as to the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to them or their representatives, and that the Company does not make any representations regarding such estimates, projections, forecasts, plans and budgets except as provided in Article 4. Notwithstanding the foregoing or any other provisions of this Agreement, no information or knowledge obtained in any investigation conducted by Parent or Acquiror or provided to Parent or Acquiror shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties hereto to consummate the transactions contemplated hereby.

          (b)   Each of Parent and Acquiror agrees that, except for the representations and warranties made by the Company that are expressly set forth in Article 4 of this Agreement, the Company does not make, and has not made, any representations or warranties in connection with the Merger and the transactions contemplated hereby. Except as expressly set forth herein, no Person has been authorized by the Company to make any representation or warranty relating to the Company or any Company Subsidiary or their respective businesses, or otherwise in connection with the Merger and the transactions contemplated hereby and, if made, such representation or warranty may not be relied upon as having been authorized by the Company. Without limiting the generality of the foregoing, each of Parent and Acquiror agrees that, except as provided in Article 4, neither the Company, any holder of Equity Interests of the Company nor any of their respective Affiliates or representatives, makes or has made any representation or warranty to Parent and Acquiror or any of their representatives or Affiliates with respect to

              (i)  any forward-looking information such as projections, forecasts, estimates, plans or budgets of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company or any of its Subsidiaries or the future business, operations or affairs of the Company or any of its Subsidiaries heretofore or hereafter delivered to or made available to Parent and Acquiror or their respective representatives or Affiliates; or

             (ii)  any other information, statement or documents heretofore or hereafter delivered to or made available to Parent and Acquiror or their respective representatives or Affiliates, including the information in the on-line data room, with respect to the Company or any of its Subsidiaries or the business, operations or affairs of the Company or any of its Subsidiaries, except to the extent and as expressly covered by a representation and warranty made by the Company and contained in Article 4 of this Agreement.

          (c)   The Company agrees that, except for the representations and warranties made by Parent and Acquiror that are expressly set forth in Article 5 of this Agreement, Parent and Acquiror do not make, and have not made, any representations or warranties in connection with the Merger and the transactions contemplated hereby other than those expressly set forth herein. Except as expressly set forth herein, no Person has been authorized by Parent or Acquiror to make any representation or warranty relating to Parent or Acquiror or their respective businesses, or otherwise in connection with the Merger and the transactions contemplated hereby and, if made, such representation or warranty may not be relied upon as having been authorized by Parent or Acquiror.

ARTICLE 9

CONDITIONS TO MERGER

        9.1.    Conditions to the Obligations of Each Party.    The obligations of the Company, Parent and Acquiror to consummate the Merger are subject to the satisfaction of the following conditions:

          (a)   the Company Stockholder Approval shall have been obtained;

          (b)   the waiting period (and any extension thereof) applicable to the Merger under the HSR Act and other applicable Antitrust Laws set forth on Section 9.1(b) of the Company Disclosure Schedule shall have been terminated or shall have expired, and all consents, approvals, permits, authorizations and waiting periods under all Antitrust Laws set forth in Section 9.1(b) of the Company Disclosure Schedule, and all consents, approvals, permits, authorizations and waiting periods or waiting periods of Governmental Entities set forth in Section 9.1(b) of the Company Disclosure Schedule to the Merger, shall have been obtained or expired, as the case may be; and

          (c)   no temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by a court or agency of competent jurisdiction located in the United States or in another jurisdiction outside of the United States in which the Company or any of its Subsidiaries, or Parent or any of its Subsidiaries, engage in business activities that prohibits the consummation of the Merger shall have been issued and remain in effect, and no Law shall have been enacted, issued, enforced, entered, or promulgated that prohibits or makes illegal the consummation of the Merger or any of the other material transactions contemplated by this Agreement.

        9.2.    Conditions to the Obligations of the Company.    The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver in writing by the Company of the following further conditions:

          (a)   The representations and warranties of Parent and Acquiror contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Parent Material Adverse Effect, shall be true and correct as of the Closing Date as if made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except where the failure or failures of any such representations and warranties to be so true and correct have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and Acquiror shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date. Parent and Acquiror shall each have delivered to the Company a certificate from an officer of Parent and Acquiror, as applicable, dated the Closing Date, to the foregoing effect.

        9.3.    Conditions to the Obligations of Parent and Acquiror.    The obligations of Parent and Acquiror to consummate the Merger are subject to the satisfaction or waiver in writing by Parent of the following further conditions:

          (a)   The representations and warranties of the Company contained in this Agreement (other than representations and warranties set forth in Sections 4.2, 4.5, 4.9(c), 4.13(c), 4.16, 4.23(a) and 4.23(b), disregarding all qualifications and exceptions contained therein relating to materiality or Company Material Adverse Effect, shall be true and correct as of the Closing Date as if made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except where the failure or failures of any such representations and warranties to be so true and correct have not had and would not reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. The representations and warranties of the Company contained in Sections 4.2, 4.5, 4.13(c), 4.16, 4.23(a) and 4.23(b) shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date (or, if given as of a specific date, at and as of such date). The representations and warranties of the Company contained in Section 4.9(c) shall be true and correct as of the Closing Date as if made on and as of the Closing Date. The Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date. The Company shall have delivered to Parent and Acquiror a certificate from an officer of the Company, dated the Closing Date, to the foregoing effect.

          (b)   From the date of this Agreement to the Closing Date, there shall not have occurred any action, event, occurrence, development or state of circumstances or facts that has had or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

ARTICLE 10

TERMINATION

        10.1.    Termination.    This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by written notice, whether before or after the Company Stockholder Approval shall have been obtained:

          (a)   by mutual written agreement of Parent and the Company, in each case, duly authorized by their respective Boards of Directors or duly authorized committees thereof;

          (b)   by either Parent or the Company, if

              (i)  the Effective Time shall not have occurred on or before the May 7, 2007 (the "End Date"); provided, however, that the right to terminate this Agreement under this Section 10.1(b)(i) shall not be available to any party whose breach of or failure to perform any representation, warranty, covenant or agreement has been the principal cause of, or resulted in, the failure of the Merger to occur on or before the date this Agreement is sought to be terminated pursuant to this clause (i); provided further, however, that if neither Parent nor Acquiror is in material breach of any representation, warranty, covenant or agreement contained herein other than the failure of Parent or Acquiror to consummate the Merger when required to do so pursuant to the terms of this Agreement solely by reason of a failure to receive the proceeds of the Financing contemplated by the Commitment Letter, then the foregoing proviso shall not apply to Parent in such circumstance, provided further, however, that if on the End Date (as determined before any extension thereof pursuant to this proviso) all conditions set forth in Sections 9.1, 9.2 and 9.3 have been satisfied (treating such date as if it were the Closing Date) (other than the Antitrust Conditions and the delivery of the officer's certificates contemplated by Sections 9.2(a) and 9.3(a)), then either the Company or Parent may extend the End Date to August 6, 2007 by delivery of written notice of such extension to the other on or within five Business Days prior to the End Date (as so extended, the "End Date");

             (ii)  if any Governmental Entity of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger, in either case, (A) on the basis that the Merger and the transactions contemplated thereby are violative of any Antitrust Law or (B) for any reason other than as contemplated by Section 10.1(b)(ii)(A), and, in each case, such order decree, ruling or action shall have become final and nonappealable; provided, however, that the right to terminate under this Section 10.1(b)(ii) shall not be available to any party whose material breach of this Agreement has been the principal cause of such action; or

            (iii)  the Company Stockholder Meeting (or any adjournment or postponement thereof) has been convened and concluded and the Company Stockholder Approval shall not have been obtained; or

          (c)   by the Company,

              (i)  if a breach of or failure to perform in any material respect any representation, warranty, covenant or agreement set forth in this Agreement by Parent or Acquiror shall have occurred which breach or failure to perform would give rise to the failure of a condition set forth in Section 9.1 or 9.2, and, if curable, such breach or failure has not been cured within twenty (20) days (but not beyond the End Date) after the receipt of written notice thereof from the Company, or such breach or failure is not reasonably capable of being cured within twenty (20) days (but not beyond the End Date) after the receipt of written notice thereof from the Company; provided that the Company may not terminate this Agreement pursuant to this Section 10.1(c)(i) if it is in material breach of any of its representations, warranties, covenants and obligations under this Agreement so as to cause any of the conditions set forth in Section 9.1 or 9.3 not to be satisfied; or

             (ii)  in response to a Superior Proposal as contemplated by Section 6.3(d), provided, however, that termination of this Agreement pursuant to this Section 10.1(c)(ii) shall not be effective until the Termination Fee has been paid to Acquiror in accordance with Section 10.2(b)(ii); or

            (iii)  if the Effective Time shall not have occurred on or before the date required pursuant to Section 2.1(d) due to Parent or Acquiror's failure to effect the Closing in breach of this Agreement, and at the time of such termination (treating such date of termination as if it were the Closing Date) the conditions set forth in Sections 9.1 and 9.3 (other than the delivery by the Company of the officer's certificate contemplated by Section 9.3(a)) have been satisfied or waived; or

          (d)   by Parent, if:

              (i)  a breach of or failure to perform in any material respect any representation, warranty, covenant or agreement set forth in this Agreement by the Company shall have occurred which breach or failure to perform would give rise to the failure of a condition set forth in Sections 9.1 or 9.3, and, if curable, such breach or failure has not been cured within twenty (20) days (but not beyond the End Date) after the receipt of written notice thereof from Parent, or such breach or failure is not reasonably capable of being cured within twenty (20) days (but not beyond the End Date) after receipt of written notice thereof from Parent; provided that Parent may not terminate this Agreement pursuant to this Section 10.1(d)(i) if it is in material breach of any of its representations, warranties, covenants and obligations under this Agreement so as to cause any of the conditions set forth in Section 9.1 or 9.2 not to be satisfied; or

             (ii)  (A) the Board of Directors of the Company or any other duly authorized committee of the Board of Directors of the Company shall (1) amend, withdraw, modify, change, condition or qualify the Company Recommendation in a manner adverse to Parent or Acquiror or fail to include the Company Recommendation in the Proxy Statement; (2) approve or recommend to the Company Stockholders an Acquisition Proposal (other than by Parent, Acquiror or their Affiliates); (3) approve or recommend that the Company Stockholders tender, or otherwise fail to recommend the Company Stockholders not tender, their Company Shares in any tender or exchange offer that is an Acquisition Proposal (other than by Parent, Acquiror or their Subsidiaries); or (4) approve a resolution, publicly propose or agree to do any of the matters set forth in the immediately foregoing clauses (1) through (3); or (B) after the third Business Day following Parent's receipt of a Notice of Superior Proposal unless prior to such termination (x) a new Notice of Superior Proposal has been delivered with respect to an Acquisition Proposal by a different Third Party than the prior Notice of Superior Proposal (in which event, such new Notice of Superior Proposal shall then be subject to this Section 10.1(d)(ii)(B)), (y) a new Notice of Superior Proposal has been delivered with respect to a Modified Superior Proposal (in which event, such new Notice of Superior Proposal shall then be subject to this Section 10.1(d)(ii)(B)) or (z) the Company shall have withdrawn such Notice of Superior Proposal.

        10.2.    Effect of Termination.

          (a)   If this Agreement is terminated pursuant to Section 10.1, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of Parent, Acquiror, the Company or any of their respective Representatives, stockholders or Affiliates, except that, subject to Sections 10.2(d) and 10.2(g), no such termination shall relieve any party hereto of any liability or damages resulting from fraud or any breach of this Agreement prior to such termination; provided, that the provisions of Sections 8.4, 8.7, 8.9, 10.2, 10.3 and Article 11 of this Agreement and the definitions of the defined terms used in such provisions of this Agreement, wherever located herein, shall remain in full force and effect and survive any termination of this Agreement.

          (b)   In the event that:

              (i)  this Agreement is terminated by Parent pursuant to Section 10.1(d)(ii), the Company shall pay to Parent (in immediately available funds to an account designated by Parent) on the next Business Day following such termination a cash amount equal to $40,000,000 (the "Company Termination Fee");

             (ii)  this Agreement is terminated by the Company pursuant to Section 10.1(c)(ii), then on the date of termination of this Agreement, the Company shall pay to Parent (for and on behalf of Parent and Acquiror) (by wire transfer of immediately available funds to an account designated by Parent) a cash amount equal to the Company Termination Fee; or

            (iii)  (A) this Agreement is terminated pursuant to Section 10.1(b)(i) (provided that at the time of such termination (treating such date of termination as if it were the Closing Date) pursuant to Section 10.1(b)(i), the conditions precedent in Sections 9.1(b) and 9.1(c) shall have been satisfied and the principal reason for the Closing not having previously occurred shall not be the failure to satisfy the condition precedent set forth in Section 9.2(a) or the failure by Parent and Acquiror to receive the proceeds of the Financing contemplated by the Commitment Letter), Section 10.1(b)(iii) or Section 10.1(d)(i), (B) prior to such termination, an Acquisition Proposal (with all percentages included in the definition of Acquisition Proposal increased to thirty percent (30%) for purposes of this definition) is publicly announced, publicly disclosed or is consummated, and (C) a transaction contemplated by the definition of Acquisition Proposal (which need not be the same Acquisition Proposal and with all percentages included in the definition of Acquisition Proposal increased to thirty percent (30%) for purposes of this definition) is completed or an agreement is executed by the parties thereto with respect to an Acquisition Proposal (with all percentages included in the definition of Acquisition Proposal increased to thirty percent (30%) for purposes of this definition) prior to or within the twelve (12) months following the date on which this Agreement is terminated, the Company shall pay to Parent (in immediately available funds to an account designated by Parent) on the next Business Day following the earlier of the closing of the transaction contemplated by such Acquisition Proposal or the Company entering into a definitive agreement contemplating such Acquisition Proposal, a cash amount equal to the Company Termination Fee.

          (c)   In the event that this Agreement is terminated by Parent or the Company pursuant to Section 10.1(b)(i) or Section 10.1(b)(ii)(A) and, in each case, at the time of such termination,

              (i)  both Parent and the Company have the right, in accordance with the terms hereof, to terminate this Agreement pursuant to Section 10.1(b)(i) or Section 10.1(b)(ii)(A), as applicable,

             (ii)  neither Parent nor the Company has the right to terminate this Agreement pursuant to Section 10.1(b)(ii)(B) (or would have the right to so terminate assuming that the relevant order, decree, ruling or action referenced in Section 10.1(b)(ii)(B) has become final and non-appealable at the time of such termination),

            (iii)  in the event of such termination pursuant to Section 10.1(b)(i) and treating such date of termination as if it were the Closing Date, the conditions set forth in Sections 9.1 (other than the Antitrust Conditions) and 9.3 (other than the delivery by the Company of the officer's certificate contemplated by Section 9.3(a)) have been satisfied, and

            (iv)  in the event of such termination pursuant to Section 10.1(b)(ii)(A), the conditions set forth in Section 9.1 (other than the Antitrust Conditions) shall have been satisfied or waived or are reasonably likely to have been satisfied by the End Date and (treating such date of termination as if it were the Closing Date) the conditions set forth in Section 9.3 shall be satisfied other than the delivery by the Company of the officer's certificate contemplated by Section 9.3(a), then Parent shall pay to the Company (by wire transfer of immediately available funds to an account designated by the Company) on the next Business Day following such termination a cash amount equal to $100,000,000 (the "Parent Antitrust Termination Fee").

          (d)   In the event that this Agreement is terminated

              (i)  by the Company pursuant to Section 10.1(b)(i), and at the time of such termination only the Company has the right to terminate this Agreement pursuant to the provisions of Section 10.1(b)(i);

             (ii)  by the Company or Parent pursuant to Section 10.1(b)(i) where, at the time of such termination, both the Company and Parent have the right to terminate this Agreement pursuant to the provisions of Section 10.1(b)(i) and Parent and Acquiror have failed to consummate the Merger when required to do so pursuant to the terms of this Agreement solely by reason of a failure to receive the proceeds of the Financing contemplated by the Commitment Letter;

            (iii)  by the Company pursuant to Section 10.1(b)(ii), and at the time of such termination, only the Company has the right to terminate this Agreement pursuant to the provisions of Section 10.1(b)(ii);

            (iv)  by the Company pursuant to Section 10.1(c)(i);

             (v)  by the Company pursuant to Section 10.1(c)(iii); or,

            (vi)  by Parent or Acquiror when they did not have the right to terminate this Agreement pursuant to Section 10.1 then, in the case of the foregoing clauses (i) through (vi), inclusive, Parent and Acquiror, jointly and severally, agree to pay to the Company (by wire transfer of immediately available funds to an account designated by the Company) a cash amount equal to $200,000,000 (the "Parent Breach Termination Fee") on the next Business Day following the date of termination of this Agreement. The parties hereto acknowledge that the agreements contained in this Section 10.2(d) are an integral part of the transactions contemplated by this Agreement and that the Parent Breach Termination Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate the Company for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, and for losses and damages likely to be incurred or suffered as a result of termination in the circumstances described in clauses (i) through (vi) of the preceding sentence, which amount would otherwise be impossible to calculate with precision. Anything in this Agreement to the contrary notwithstanding, if this Agreement is terminated pursuant to Section 10.1 under circumstances where the Parent Breach Termination Fee is payable pursuant to this Section 10.2(d), then subject to the Company's rights pursuant to Section 10.2(e), the Company's right to receipt of payment of the Parent Breach Termination Fee shall be the sole and exclusive remedy against Parent, Acquiror and any of their respective Representatives, Affiliates, directors, officers, employees, partners, managers, members, or stockholders (each, a "Parent Party") for any Company Damages.

          (e)   The Company, Parent and Acquiror acknowledge and agree that the agreements contained in Sections 10.2(b), (c), (d) and (g) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Company, Parent and Acquiror would not enter into this Agreement; accordingly (i) if the Company fails promptly to pay the amount due pursuant to Section 10.2(b) or (ii) Parent or Acquiror fails promptly to pay the amount due pursuant to Section 10.2(c) or (d), and, in order to obtain such payment, the Company or Parent, as applicable, commences a suit that results in a judgment against the Company or Parent for the Parent Antitrust Termination Fee, Parent Breach Termination Fee or the Company Termination Fee, as applicable, the Company shall pay to Parent or Parent shall pay to the Company, as applicable, its costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amount of the Parent Antitrust Termination Fee, Parent Breach Termination Fee or Company Termination Fee, as applicable, from the date such payment was required to be made until the date of payment at the prime rate of Credit Suisse, in effect on the date such payment was required to be made.

          (f)    If more than one provision contained in Section 10.1 is an applicable basis for termination of this Agreement by the Company or Parent, as applicable, then the Company or Parent, as applicable, shall be entitled to assert more than one provision contained in Section 10.1 as the basis for its termination of this Agreement and the Company or Parent, as applicable, shall be entitled to receive payment of the highest remedy available pursuant to this Section 10.2 arising out of such reasons for termination of this Agreement, provided that the Company shall not be entitled to more than one recovery of the Parent Antitrust Termination Fee or the Parent Breach Termination Fee, as applicable. For the avoidance of doubt, under no circumstances will (i) the Company be entitled to recover both the Parent Antitrust Termination Fee and the Parent Breach Termination Fee or (ii) Parent and Acquiror be entitled to more than one recovery of the Company Termination Fee.

          (g)   Anything in this Agreement to the contrary notwithstanding, subject to the Company's rights pursuant to Section 10.2(e), the maximum aggregate liability of Parent and Acquiror in the aggregate for all Company Damages arising out of or resulting from breaches of this Agreement or any representations, warranties, covenants and agreements contained in this Agreement shall equal $200,000,000 minus the amount of any Parent Breach Termination Fee or Parent Antitrust Termination Fee paid to the Company (the "Parent Liability Cap"). Subject to the Company's rights pursuant to Section 10.2(e), the Company agrees that in no event shall the Company, any Company Subsidiaries or any of their Affiliates seek (and the Company shall cause its Affiliates not to seek) any Company Damages or any other recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against any Parent Party in excess of the Parent Liability Cap or from any Parent Party other than Parent and Acquiror. The parties hereto acknowledge that the agreements contained in this Section 10.2(g) are an integral part of the transactions contemplated by this Agreement and that Parent and Acquiror would not have entered into this Agreement without such agreements.

        10.3.    Fees and Expenses.    Except as otherwise specifically provided herein, all fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring expenses, whether or not the Merger is consummated.

ARTICLE 11

MISCELLANEOUS

        11.1.    Notices.    All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given,

  if to Parent or Acquiror, to:

    CB Richard Ellis Group, Inc.
    100 North Sepulveda Boulevard, Suite 1050
    El Segundo, California 90245
    Attention: General Counsel
    Telecopy No.: 310-505-4701

  with a copy to (which copy shall not be deemed to be notice to Parent or Acquiror):

    Simpson Thacher & Bartlett LLP
    2550 Hanover Street
    Palo Alto, California 94304
    Attention: Richard Capelouto
    Facsimile Number: (650) 251-5002

  if to the Company, to:

    Trammell Crow Company
    2001 Ross Avenue, Suite 3400
    Dallas, Texas 75201
    Attention: Robert Sulentic
    Telecopy No.: 214-863-3125

  with a copy to:

    Trammell Crow Company
    2001 Ross Avenue, Suite 3400
    Dallas, Texas 75201
    Attention: General Counsel
    Telecopy No.: 214-863-3125

  with a copy to (which copy shall not be deemed to be notice to the Company):

    Vinson & Elkins L.L.P.
    2001 Ross Avenue
    3700 Trammell Crow Center
    Dallas, Texas 75201
    Attention: Michael D. Wortley
                        P. Gregory Hidalgo
    Facsimile Number: (214) 999-7959

or such other address or facsimile number as a party may hereafter specify for the purpose by notice to the other parties hereto. Each notice, request or other communication shall be effective only (a) if given by facsimile, when the facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received or (b) if given by overnight courier or personal delivery, when delivered at the address specified in this Section.

        11.2.    Survival.    None of the representations, warranties and, except as provided in the following sentence, covenants and agreements contained herein or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. Article 3, this Article 11, the agreements of Parent,

Acquiror and the Company in Sections 7.1, 7.2, 7.3, 7.5, and Section 10.3, Article 11 and those other covenants and agreements contained herein that by their terms apply, or that are to be performed in whole or in part, after the Effective Time shall survive the consummation of the Merger.

        11.3.    Amendments; No Waivers.

          (a)   Any provision of this Agreement may be amended or waived prior to the Effective Time, if, and only if, the amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent and Acquiror or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b)   At any time prior to the Effective Time, any party hereto may with respect to any other party hereto (i) extend the time for the performance of any of the obligations or other acts of such party and (ii) waive any inaccuracies in the representations and warranties of such party contained herein or in any document delivered pursuant hereto. No such extension or waiver shall be deemed or construed as a continuing extension or waiver on any occasion other than the one on which such extension or waiver was granted or as an extension or waiver with respect to any provision of this Agreement not expressly identified in such extension or waiver on the same or any other occasion. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

        11.4.    Successors and Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that all or any of the rights or obligations of Parent or Acquiror may be assigned to any direct or indirect wholly-owned Subsidiary of such party (which assignment shall not relieve such assigning party of its obligations hereunder); provided, further, that other than with respect to the foregoing proviso, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto. Any purported assignment in violation hereof shall be null and void.

        11.5.    Counterparts; Effectiveness; Third Party Beneficiaries.    This Agreement may be signed in any number of counterparts, each of which shall be an original (including any counterpart transmitted by facsimile or other electronic means of transmission), with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Except as provided in Sections 7.1, no provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

        11.6.    Governing Law.    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND FULLY PERFORMED WITHIN THE STATE OF DELAWARE.

        11.7.    Jurisdiction.    EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES HERETO AGREE THAT ANY SUIT, ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, IN THE CASE OF ANY CLAIM AS TO WHICH THE FEDERAL COURTS HAVE EXCLUSIVE SUBJECT MATTER JURISDICTION, THE FEDERAL COURT OF THE UNITED STATES OF AMERICA) SITTING IN THE STATE OF DELAWARE, AND EACH OF THE PARTIES HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS (AND OF THE

APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUIT, ACTION OR PROCEEDING AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING IN ANY OF THOSE COURTS OR THAT ANY SUIT, ACTION OR PROCEEDING WHICH IS BROUGHT IN ANY OF THOSE COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. PROCESS IN ANY SUIT, ACTION OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY OF THE NAMED COURTS. WITHOUT LIMITING THE FOREGOING, EACH PARTY AGREES THAT SERVICE OF PROCESS ON IT BY NOTICE AS PROVIDED IN SECTION 11.1 SHALL BE DEEMED EFFECTIVE SERVICE OF PROCESS.

        11.8.    Enforcement.    The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, prior to any termination of this Agreement pursuant to Section 10.1, but subject to the last sentence of this Section 11.8, the parties shall be entitled to specific performance of the terms hereof. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each hereby waives the defense, that there is an adequate remedy at Law. Notwithstanding the foregoing, the Company shall not be entitled to an injunction to prevent breaches of this Agreement by Parent or Acquiror or to enforce specifically the terms and provisions of this Agreement if (i) the Company is in material breach of any of its representations, warranties, covenants or obligations under this Agreement or (ii) the Merger has not been consummated due to the reason of a failure of Parent and Acquiror to receive the proceeds of the Financing contemplated by the Commitment Letter and neither Parent nor Acquiror is, nor are they collectively, in material breach of its or their respective representatives, warranties, covenants or obligations under this Agreement so as to cause any of the conditions set forth in Section 9.1 or 9.2 not to be satisfied (other than due to a breach consisting of the failure to consummate the Merger due to the failure to receive the proceeds of the Financing). Notwithstanding the foregoing, neither Parent nor Acquiror shall be entitled to an injunction to prevent breaches of this Agreement by the Company or to enforce specifically the terms and provisions of this Agreement if either Parent or Acquiror is, or collectively are, in material breach of its or their respective representations, warranties, covenants and obligations under this Agreement so as to cause any of the conditions set forth in Section 9.1 or 9.2 not to be satisfied.

        11.9.    Entire Agreement.    This Agreement (together with the exhibits and schedules hereto), the Voting Agreements and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

        11.10.    Authorship; Representation by Counsel.    The parties agree that the terms and language of this Agreement were the result of negotiations between the parties and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation. Each of the parties hereto acknowledges that it has been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement.

        11.11.    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

        11.12.    Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

        11.13.    Rules of Construction.

          (a)   The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement (i) words denoting the singular include the plural and vice versa, (ii)"it" or "its" or words denoting any gender include all genders, (iii) the word "including" shall mean "including without limitation," whether or not expressed, (iv) any reference herein to a Section, Article, Paragraph, Clause or Schedule refers to a Section, Article, Paragraph or Clause of or a Schedule to this Agreement, unless otherwise stated, and (v) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day which is a Business Day.

          (b)   The inclusion of any information in the Company Disclosure Schedule or Parent and Acquiror Disclosure Schedule shall not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in the Company Disclosure Schedule or Parent and Acquiror Disclosure Schedule, as applicable, that such information is required to be listed in the Company Disclosure Schedule or Parent and Acquiror Disclosure Schedule, as applicable, or that such items are material to the Company, Parent or Acquiror, as the case may be. The headings, if any, of the individual sections of each of the Company Disclosure Schedule and Parent and Acquiror Disclosure Schedule are inserted for convenience only and shall not be deemed to constitute a part thereof or a part of this Agreement. The Company Disclosure Schedule and Parent and Acquiror Disclosure Schedule are arranged in sections corresponding to those contained in Articles IV and V, as applicable, merely for convenience, and the disclosure of an item in one section of the Company Disclosure Schedule or Parent and Acquiror Disclosure Schedule as an exception to a particular representation or warranty shall be deemed adequately disclosed as an exception with respect to all other representations or warranties to the extent that the relevance of such item to such representations or warranties is reasonably apparent on the face of such item, notwithstanding the presence or absence of an appropriate section of the Company Disclosure Schedule or Parent and Acquiror Disclosure Schedule with respect to such other representations or warranties or an appropriate cross reference thereto.

          (c)   The specification of any dollar amount in the representations and warranties or otherwise in this Agreement or in the Company Disclosure Schedule or Parent and Acquiror Disclosure Schedule is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.

          (d)   The fact that any representation or warranty of the Company is given only as of the date of this Agreement shall not prevent any event, circumstance or condition occurring after the date of this Agreement that would otherwise be within the scope of such representation or warranty from being taken into account when determining whether the condition set forth in Section 9.3(b) has been satisfied as of the Closing Date.

        11.14.    Affiliate Liability.    Each of the following is herein referred to as a "Company Affiliate" or "Parent Affiliate", as applicable: (i) any direct or indirect holder of equity interests or securities in the Company or Parent, as applicable, (whether limited or general partners, members, stockholders or otherwise), and (ii) any director, officer, employee, representative or agent of (1) the Company or Parent, as applicable, or (2) any Person who controls the Company or Parent, as applicable. Except to the extent that a Company Affiliate is an express party thereto, no Company Affiliate shall have any liability or obligation to Parent or Acquiror of any nature whatsoever in connection with or under this Agreement, the Voting Agreements or the transactions contemplated hereby or thereby as a result of such Person's status as a Company Affiliate, and Parent and Acquiror hereby waive and release all claims of any such liability and obligation. Except to the extent that a Parent Affiliate is an express party thereto, no Parent Affiliate shall have any liability or obligation to the Company of any nature whatsoever in connection with or under this Agreement, the Voting Agreements or the transactions contemplated hereby or thereby as a result of such Person's status as a Parent Affiliate, and the Company hereby waives and releases all claims of any such liability and obligation.

* * *

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TRAMMELL CROW COMPANY
By:	/s/ ROBERT E. SULENTIC Name: Robert E. Sulentic Title: Chairman and CEO
CB RICHARD ELLIS GROUP, INC.
By:	/s/ BRETT WHITE Name: Brett White Title: President and Chief Executive Officer
A-2 ACQUISITION CORP.
By:	/s/ BRETT WHITE Name: Brett White Title: President

Annex B

October 30, 2006

The Board of Directors
Trammell Crow Company
2001 Ross Avenue
Dallas, TX 75201

Dear Members of the Board:

        We understand that Trammell Crow Company (the "Company"), CB Richard Ellis Inc. ("Parent"), and Trammell Crow Acquisition Corp., a corporation wholly owned, directly or indirectly, by Parent ("Acquiror"), have entered into an Agreement and Plan of Merger, dated as of October 30, 2006 (the "Agreement"), which provides, among other things, for the merger (the "Merger") of the Acquiror with and into the Company, with the Company as the surviving corporation. Pursuant to the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of the Company ("Company Shares"), other than Company Shares held by the Company as treasury stock or owned by Parent or any Subsidiary of Parent or any holder who is entitled to demand and properly demands appraisal of such shares, will be converted into the right to receive in cash from the Acquiror, without interest, an amount equal to $49.51 (the "Merger Consideration"). The terms and conditions of the Merger are more fully set out in the Agreement, and capitalized terms used herein but not defined shall have the meanings as defined in the Agreement.

        You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to the Holders of Company Shares (as defined below) of the Merger Consideration to be paid to the Holders of Company Shares pursuant to the Agreement. For purposes of this opinion "Holders of Company Shares" means all holders of Company Shares (including Restricted Shares) issued and outstanding immediately prior to the Effective Date, other than the Company, Parent or any Subsidiary of Parent and any holder who is entitled to demand and properly demands appraisal rights.

        In connection with this opinion, we have:

  (i)
  Reviewed the financial terms and conditions of the Agreement;

  (ii)
  Analyzed certain historical publicly available business and financial information relating to the Company;

  (iii)
  Reviewed various financial forecasts and other data provided to us by the Company relating to its business;

  (iv)
  Held discussions with members of the senior management of the Company with respect to the business and prospects of the Company;

  (v)
  Reviewed public information with respect to certain other companies in lines of businesses we believe to be generally comparable to the business of the Company;

  (vi)
  Reviewed historical stock prices and trading volumes of the Company Shares; and

  (vii)
  Conducted such other financial studies, analyses and investigations as we deemed appropriate.

        We have relied upon the accuracy and completeness of the foregoing information and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company or concerning the solvency or fair value of the Company. With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based.

        Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We do not express any opinion as to the prices at which the Company Shares will trade at any time subsequent to the announcement of the Merger.

        In rendering our opinion, you have advised us, and we have assumed, that the Merger will be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions by the Company. We have also assumed that obtaining the necessary regulatory approvals for the Merger will not have an adverse effect on the Company or the Merger. We do not express any opinion as to any tax or other consequences that might result from the Merger, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals.

        Lazard Frères & Co. LLC is acting as investment banker to the Company in connection with the Merger and will receive a fee for our services which is payable upon the closing of the Merger. We have in the past provided investment banking services to the Company unrelated to the Merger for which we have received customary fees. In addition, in the ordinary course of their respective businesses, affiliates of Lazard and LFCM Holdings LLC (an entity indirectly owned in large part by managing directors of Lazard), may actively trade the securities of the Company and/or the securities of Parent for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

        In rendering our opinion, we were not authorized to broadly solicit and we did not so solicit other parties regarding a potential transaction with the Company, nor were we requested to consider, and our opinion does not address, the relative merits of the Merger as compared to any other transaction in which the Company might engage. Lazard notes that due to the limited number of public companies that are comparable to the Company, the limited number of transactions in the Company's industry, the lack of disclosure regarding transactions involving private companies in the Company's industry and the cyclicality in the industry, Lazard was unable to perform a meaningful precedent transactions analysis. In addition, with your consent, we have analyzed the Company's minority interest in Savills PLC based on the closing price of Savills ordinary shares on October 27, 2006, after giving effect to estimated taxes payable upon a sale of such shares.

        Our engagement and the opinion expressed herein are for the benefit of the Company's board of directors in connection with its consideration of the Merger and are not on behalf of, and are not intended to confer rights or remedies upon, the Parent, any stockholders of the Company or the Parent or any other person. Our opinion does not address the merits of the underlying decision by the Company to engage in the Merger and is not intended to and does not constitute a recommendation to any Holder of Company Shares as to how such Holder of Company Shares should vote with respect to the Merger or any matter relating thereto.

B-2

        Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be paid to the Holders of Company Shares pursuant to the Agreement is fair, from a financial point of view, to the Holders of Company Shares.

Very truly yours,
LAZARD FRERES & CO. LLC
By:	/s/ DOUGLAS TAYLOR Douglas Taylor Managing Director

B-3

ANNEX C

DELAWARE CORPORATION LAW

        SECTION 262.    Appraisal Rights.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to § 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

            (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Trammell Crow Company
c/o National City Bank
Shareholder Services Operations LOC 5352
P. O. Box 94509 Cleveland, OH 44101-4509	VOTE BY TELEPHONE
Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.
VOTE BY INTERNET
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.
VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelopeprovided or return it to: National City Bank, P.O. Box 535300, Pittsburgh PA 15253-9837.
Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided
Vote 24 hours a day, 7 days a week! Your telephone or Internet vote must be received by 6:00 a.m. Eastern Standard Time on , 2006 to be counted in the final tabulation.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Proxy card must be signed and dated below. Please fold and detach card at perforation before mailing.
TRAMMELL CROW COMPANY		PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRAMMELL CROW COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD                        , 2006

The undersigned hereby constitutes and appoints each of Robert E. Sulentic, J. Christopher Kirk and Derek R. McClain his or her true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, with all the powers which the undersigned would possess if personally present, and to vote the Common Stock of Trammell Crow Company held of record by the undersigned on the record date at the Special Meeting of Stockholders of Trammell Crow Company to be held at 2001 Ross Avenue, Suite 3400, Dallas, Texas, on                        , 2006, at                         , local time, and at any adjournment or postponement thereof, on all matters coming before said meeting.

Any Proxy, when properly granted, will be voted in the manner directed and will authorize the Proxies to take action in their discretion upon other matters that may properly come before the meeting. If no direction is made, your Proxy will be voted in accordance with the recommendations of the Board of Directors. Proxies are authorized to vote upon matters incident to the conduct of the meeting such as approval of one or more adjournments of the meeting for the purpose of obtaining additional stockholder votes.

Dated: _________________________________, 2006
Signature

Signature if held jointly
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Special Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.
Please fold and detach card at perforation before mailing.

TRAMMELL CROW COMPANY	PROXY

You are encouraged to specify your vote by marking the appropriate box BELOW but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation, which is FOR the proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 30, 2006 (as it may be amended from time to time, the "merger agreement"), by and among Trammell Crow Company, a Delaware corporation (the "Company"), CB Richard Ellis Group, Inc., a Delaware corporation ("CBRE"), and A-2 Acquisition Corp., a Delaware corporation indirectly wholly-owned by CBRE, and FOR the proposal to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies to establish a quorum or if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement. The Proxy cannot vote your shares unless you sign and return this card or grant your proxy by telephone or the Internet in accordance with the instructions provided. Any Proxy may be revoked in writing at any time prior to the voting thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND FOR PROPOSAL 2.

1.
To approve and adopt the Agreement and Plan of Merger, dated as of October 30, 2006 (as it may be amended from time to time), by and among Trammell Crow Company, a Delaware corporation (the "Company"), CB Richard Ellis Group, Inc., a Delaware corporation ("CBRE"), and A-2 Acquisition Corp., a Delaware corporation indirectly wholly-owned by CBRE ("Merger Sub"), pursuant to which, upon the merger becoming effective, each outstanding share of common stock, par value $0.01 per share, of the Company (other than shares held in the treasury of the Company or owned by CBRE, Merger Sub or any direct or indirect wholly-owned subsidiary of CBRE or the Company and other than shares held by stockholders who have properly demanded statutory appraisal rights, if any) will be converted into the right to receive $49.51 in cash, without interest.

☐    FOR                                        ☐    AGAINST                                        ☐    ABSTAIN

2.
To approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies to establish a quorum or if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement.

☐    FOR                                        ☐    AGAINST                                        ☐    ABSTAIN

(Continued, and to be signed, on the reverse side)